================================================================================

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                       VALUE CITY DEPARTMENT STORES, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                       VALUE CITY DEPARTMENT STORES, INC.








                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                   TO BE HELD

                               SEPTEMBER 26, 2002

                                       AND

                                 PROXY STATEMENT










--------------------------------------------------------------------------------
                                    IMPORTANT

    Please complete, sign and date your proxy and promptly return it in the enclosed envelope. No postage is necessary if mailed in the United States.

--------------------------------------------------------------------------------

                       VALUE CITY DEPARTMENT STORES, INC.
                              3241 Westerville Road
                              Columbus, Ohio 43224
                                  614-471-4722




                                                                 August 26, 2002

Dear Shareholder:

         You are cordially invited to attend the Value City Department Stores, Inc. 2002 Annual Meeting of Shareholders, which will be held at the Radison Airport Hotel, 1375 Cassady Avenue, Columbus, Ohio, on Thursday, September 26, 2002, at 9:30 a.m., local time.

         The following pages contain the formal Notice of the Annual Meeting and the Proxy Statement. You will want to review this material for information concerning the business to be conducted at the Annual Meeting.

         Your vote is important. Whether you plan to attend the Annual Meeting or not, you are urged to complete, date and sign the enclosed form of proxy and return it in the enclosed envelope. If you attend the Annual Meeting, you may revoke your proxy and vote in person if you wish, even if you have previously returned your proxy.

         On behalf of the Board of Directors, we would like to express our appreciation for your continued interest in the affairs of the Company.








    Jay L. Schottenstein                   John C. Rossler
    Chairman                               President and Chief Executive Officer

                       VALUE CITY DEPARTMENT STORES, INC.
                              3241 Westerville Road
                              Columbus, Ohio 43224
                                  614-471-4722
                              ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 26, 2002
                              ---------------------

                                                                 August 26, 2002

To the Shareholders of
Value City Department Stores, Inc.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of Value City Department Stores, Inc., an Ohio corporation (the "Company"), will be held at the Radison Airport Hotel, 1375 Cassady Avenue, Columbus, Ohio, on Thursday, the 26th day of September, 2002, at 9:30 a.m., local time, for the following purposes:

         1. To elect eleven directors, each for a term of one year and until their successors are duly elected and qualified;

         2. To approve the issuance of warrants to purchase shares of the Company's common stock, initially exercisable for up to 2,954,793 shares of common stock and the issuance of shares of common stock issuable pursuant to the anti-dilution and other provisions of the warrants;

         3. To approve the issuance of shares of the Company's common stock in excess of 6,720,042 shares as interest on and upon conversion of amounts outstanding thereunder, as well as any additional shares of common stock issuable pursuant to the terms of the Amended and Restated Senior Convertible Loan Agreement;

         4. To amend the Company's 2000 Stock Incentive Plan to increase the number of shares that may be issued thereunder from 3,000,000 to 13,000,000 and to increase the number of shares that may be awarded to an individual in any performance period from 2,500,000 to 3,000,000;

         5. To approve the merger of a subsidiary of the Company with and into the Company in order to create a holding company structure (the "Merger"); and

         6. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Shareholders of record at the close of business on August 9, 2002, are entitled to notice of and to vote at the Annual Meeting and any postponements or adjournments thereof.

                                       By Order of the Board of Directors,

                                       James A. McGrady
                                       Executive Vice President, Chief Financial
                                       Officer, Treasurer and Secretary

SHAREHOLDERS ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY.

                       VALUE CITY DEPARTMENT STORES, INC.
                              3241 Westerville Road
                              Columbus, Ohio 43224
                                  614-471-4722

                              ---------------------


                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 26, 2002

                              ---------------------


                                  INTRODUCTION

         This proxy statement is furnished to the shareholders of Value City Department Stores, Inc., an Ohio corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board"), for the use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on September 26, 2002, at 9:30 a.m., local time, at the Radison Airport Hotel, 1375 Cassady Avenue, Columbus, Ohio. The Notice of the Annual Meeting, this proxy statement and the accompanying proxy are being mailed to shareholders on or about August 26, 2002. The Company's Annual Report on Form 10-K/A for the fiscal year ended February 2, 2002 was previously mailed to shareholders.

         Shareholders of record at the close of business on August 9, 2002 are entitled to notice of and to vote at the Annual Meeting and any postponements or adjournments thereof. At August 9, 2002, the Company had 33,980,723 outstanding shares common stock, net of treasury shares, without par value (the "Common Stock"). Each outstanding share of Common Stock entitles the holder thereof to one vote upon each matter to be voted upon by shareholders at the Annual Meeting.

         All shares represented by properly executed proxies received by the Company prior to the meeting will be voted in accordance with the shareholder's directions. In the absence of instructions to the contrary, proxies will be voted FOR each of the proposals herein. A proxy may be revoked, without affecting any vote previously taken, by:

         - a written notice mailed to the Company (attention James A. McGrady, Secretary);

         -  by filing a duly executed later dated proxy; or

         -  delivery in person at the meeting and voting in person.

         The presence, in person or by proxy, of a majority of the outstanding Common Stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum. Broker non-votes occur when brokers, who hold their customers' shares in street name, sign and submit proxies for such shares and vote such shares on some matters, but not others. This would occur when brokers have not received any instructions from their customers, in which case the brokers, as the holders of record, are permitted to vote on "routine" matters, which include the election of directors, but not on non-routine matters such as approval of the warrants and the Common Stock issuable upon exercise thereof, approval of the issuance of Common Stock under the Amended and Restated Senior Convertible Loan Agreement, approval of the amendment to the Company's 2000 Stock Incentive Plan, or approval of the Merger.

         The election of each director nominee requires the favorable vote of a plurality of all votes cast by the holders of Common Stock at a meeting at which a quorum is present. Proxies that are marked "Withhold Authority" and broker non-votes will not be counted toward such nominee's achievement of a plurality and thus will have no effect.

         The affirmative vote of the holders of a majority of the shares of outstanding Common Stock is required to approve the Merger. For purposes of determining the number of shares of Common Stock voting on the matter, abstentions will be counted and will have the effect of a negative vote; broker non-votes will be counted and thus will have the effect of a negative vote.

         Each other matter to be submitted to the shareholders for approval or ratification at the Annual Meeting requires the affirmative vote of the holders of a majority of the Common Stock voting on the matter. For purposes of determining the number of shares of Common Stock voting on a matter, abstentions will be counted and will have the effect of a negative vote; broker non-votes will not be counted and thus will have no effect.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

OWNERSHIP OF COMMON STOCK

         The following table sets forth, as of July 31, 2002, certain information with regard to the beneficial ownership of the Common Stock by each holder of 5% of such shares, each director and director nominee individually, each executive officer named in the Summary Compensation Table, and all executive officers and directors as a group.

    Name of                                           Amount and Nature of           Percent of
Beneficial Owner                                     Beneficial Ownership (1)   Outstanding Shares (2)
----------------                                     ------------------------   ----------------------
Henry L. Aaron (1)                                                6,000                           *
Roger D. Blackwell                                               10,000                           *
Raymond L. Blanton (1)(3)                                        26,961                           *
Ari Deshe (1)(4)(5)(7)                                           24,972                           *
Jon P. Diamond (1)(4)(5)                                         21,700                           *
Elizabeth M. Eveillard                                               --                           --
William Fields                                                       --                           --
Marvin Goldstein                                                     --                           --
Richard Gurian (1)(12)                                           32,300                           *
George Kolber (10)
Edwin J. Kozlowski                                               80,000                           *
Dr. Norman Lamm (1)(12)                                          33,400                           *
Roger S. Markfield                                                   --                           --
James A. McGrady (1)(3)                                          23,000                           *
John C. Rossler (1)(3)                                          126,000                           *
Alan Schlesinger (1)(3)                                         223,334                           *
Geraldine Schottenstein (1)(4)(5)(6(12)                          62,000                           *
Jay L. Schottenstein (1)(4)(5)(6)                               230,000                           *
Robert L. Shook (1)(7)(12)                                       44,500                           *
Harvey L. Sonnenberg (7)                                         20,000                           *
James L. Weisman (7)                                              1,300                           *

All directors and executive officers as a group                 738,133                         1.6%
   (17 persons) (1)(3)(4)(5)(6)(7)(12)

Tweedy, Browne Company LLC (8)                                3,338,736                         8.9%
Dimensional Fund Advisors Inc. (9)                            2,115,500                         5.9%
Schottenstein Stores Corporation (5)                         22,784,184                        58.7%
Cerberus Partners, L.P. (11)                                  3,360,021                         9.0%

--------------
*Represents less than 1% of outstanding Common Stock, net of treasury shares.

(1) Except as otherwise noted, the persons named in this table have sole power to vote and dispose of the shares listed and includes the following number of shares of Common Stock as to which the named person has the right to acquire beneficial ownership upon the exercise of stock options within 60 days of July 31, 2002: Mr. Aaron, 6,000; Mr. Blanton, 6,400; Mr. Deshe, 10,000; Mr. Diamond, 20,000; Mr. Gurian, 32,000; Dr. Lamm, 31,000; Mr.
     McGrady, 17,000; Mr. Rossler, 11,000; Mr. Schlesinger, 106,667; Mrs. Schottenstein, 31,000; Mr. Schottenstein, 56,000; Mr. Shook, 31,000; and all directors and executive officers as a group, 257,400.
(2) The percent is based upon the 33,980,723 shares of Common Stock outstanding, net of treasury shares, at July 31, 2002.
(3) Includes 20,000 shares for Mr. Blanton, 80,000 shares for Mr. Kozlowski, 5,000 shares for Mr. McGrady, 115,000 shares for Mr. Rossler, 116,667 shares for Mr. Schlesinger and 220,000 shares for all directors and executive officers as a group, which are owned subject to a risk of forfeiture on termination of employment with vesting over a period of years pursuant to the terms of Restricted Stock Agreements with the Company.
(4) Does not include the 22,784,184 shares of Common Stock beneficially owned by Schottenstein Stores Corporation ("SSC") of 1800 Moler Road, Columbus, Ohio 43207. Jay L. Schottenstein is the Chairman and Chief Executive Officer of SSC. Jay L. Schottenstein, Geraldine Schottenstein, Ari Deshe and Jon P. Diamond are members of the Board of Directors of SSC. See "Ownership of SSC" below.
(5) Includes 3,360,021 shares of Common Stock issuable upon conversion of amounts under Senior Subordinated Convertible Loans (the "Senior Loans") in the principal amount of $37,500,000 within 60 days of July 31, 2002 and 1,477,397 shares of Common Stock issuable upon the exercise of warrants exercisable within 60 days of July 31, 2002. Does not include 123,372 shares owned by the Jay and Jean Schottenstein Foundation, 62,300 shares held by the Ann and Ari Deshe Foundation, 67,944 shares held by the Jon and Susan Diamond Family Foundation and 40,740 shares held by the Lori Schottenstein Foundation, all being private charitable foundations, and 1,312,500 shares of Common Stock owned by GB Stores, a Pennsylvania limited partnership. Combined, the shares owned by the foundations and GB Stores represent 5.0% of the outstanding Common Stock. SSC owns a 96% limited partnership interest in GB Stores and its corporate general partner is an affiliate of SSC. The sole trustees and officers of the Jay and Jean Schottenstein Foundation are Saul, Geraldine and Jay Schottenstein. The remaining foundations' trustees and officers consist of at least one of the following persons: Geraldine Schottenstein, Jay Schottenstein, Jon Diamond and/or Ari Deshe, in conjunction with other Schottenstein family members.
(6) Includes 30,000 shares as to which Geraldine Schottenstein and Jay L. Schottenstein share voting and investment power as trustees of a trust which owns the shares. Geraldine Schottenstein is also a beneficiary of the trust.
(7) Includes 10,000 shares held by Mr. Deshe's minor children; 3,000 shares held by Mr. Shook's spouse and 1,500 shares held by Shook Associates, Inc. of which Mr. Shook is a 50% shareholder; 15,000 shares held by Mr. Sonnenberg's spouse and 500 shares held by Mr. Weisman's spouse.
(8) By reason of their positions as such, the members of Tweedy, Browne Company LLC ("TBC") may be deemed to control TBC and the managing member of TPK Partners, LLC ("TBK") and Vanderbilt Partners, LLC ("Vanderbilt") may be deemed to control TBK and Vanderbilt, respectively. TPC is the managing member of both TPK and Vanderbilt. The address for TBC is 350 Park Avenue, New York, NY 10022. Based on information contained in a Schedule 13G/A filed by TBC on January 28, 2002.
(9) Dimensional Fund Advisors Inc. ("Dimensional"), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. These investment companies, trusts and accounts are the "funds." In its role as investment adviser or manager, Dimensional possesses voting and/or investment power over the securities of the Company that are owned by the funds. Dimensional disclaims beneficial ownership of such securities. The address for Dimensional is 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401. Based on information contained in a Schedule 13G/A filed by Dimensional on February 12, 2002.
(10) Mr. Kolber is no longer with the Company. As a consequence, the Company is unable to determine his beneficial ownership of Common Stock or the percentage of outstanding Common Stock held.
(11) Cerberus Partners, L.P., a Delaware limited partnership ("Cerberus"), is the holder of Senior Loans in the principal amount of $37,500,000. The Senior Loans are convertible at any time to the extent any portion of the loan remains outstanding at the option of the holder thereof into shares of the Common Stock. The conversion price of the Senior Loans is $4.50 per share, subject to certain conversion price adjustments. The issuance of more than 6,720,042 Shares (half of which may be acquired by Cerberus) upon the conversion of the Senior Loans is subject to approval of the Company's shareholders at the Annual Meeting. Further, upon shareholder approval at the Annual Meeting, Cerberus will also be issued a warrant to purchase 1,477,396 Shares (subject to certain conversion price adjustments) in connection with an additional loan to the Company. Stephen Feinberg possesses sole power to vote and direct the disposition of all Common Stock held by Cerberus. Thus, as of June 11, 2002, Stephen Feinberg is deemed to beneficially own 3,360,021 Shares, or 9.0% of the Common Stock as of that date. Upon approval of the Company's shareholders at the Annual Meeting of
     (i) the issuance of additional Shares issuable upon conversion of the Senior Loans, and (ii) the issuance of additional Shares issuable in connection with the additional financing, Cerberus and Mr. Feinberg would be deemed to beneficially own 9,810,729 Shares, or 22.5% of the Common Stock as of that date. The address for Cerberus and Mr. Feinberg is 450 Park Avenue, 28th Floor, New York, New York 10022. Based on information contained in a Schedule 13D filed by Mr. Feinberg on July 2, 2002.
(12) Mr. Gurian, Dr. Lamm, Mr. Shook and Ms. Schottenstein are not standing for re-election to the Board.

OWNERSHIP OF SSC

         The following table indicates the shares of SSC common stock beneficially owned by each nominee for election to the Board of the Company and by all directors and officers of the Company as a group, as of July 31, 2002:


                                                       SHARES OF SSC    PERCENT
                                                       COMMON STOCK     OF CLASS

        Jay L. Schottenstein (1)                           299.38139      78.4%

        Geraldine Schottenstein (2)                        27.41707        7.2%

        Jon P. Diamond (3)                                 27.41707        7.2%

        Ari Deshe (4)                                      27.41707        7.2%

        Directors and officers as a group (1)(2)(3)(4)     381.6326      100.0%

----------------
(1) Represents sole voting and investment power over 299.38139 shares held in irrevocable trusts for Schottenstein, Diamond and Deshe family members as to which Jay L. Schottenstein is trustee. Under the rules and regulations of the SEC, Mr. Schottenstein may be deemed to be the beneficial owner of these shares.
(2) Represents sole voting and investment power over 27.41707 shares held by Geraldine Schottenstein as trustee of an irrevocable trust for family members as to which shares Geraldine Schottenstein may be deemed to be the beneficial owner.
(3) Represents sole voting and investment power over 27.41707 shares held by Susan Schottenstein Diamond, the wife of Jon Diamond, as trustee of an irrevocable trust for family members, as to which shares Mr. Diamond may be deemed to be the beneficial owner.
(4) Represents sole voting and investment power over 27.41707 shares held by Ann Schottenstein Deshe, the wife of Ari Deshe, as trustee of an irrevocable trust for family members, as to which shares Mr. Deshe may be deemed to be the beneficial owner.

                       PROPOSAL ONE: ELECTION OF DIRECTORS

         The members of the Board of the Company are elected at the Annual Meeting. The number of members of the Board has been fixed at fourteen by action of the Board pursuant to the Code of Regulations (By-laws) of the Company. The Nominating Committee of the Board has nominated eleven persons to serve as directors. If each of the nominees is elected, three vacancies will exist on the Board. Board members serve until the annual meeting following their election or until their successors are duly elected and qualified.

         Set forth below is certain information relating to the nominees for election as directors.

NAME                     AGE                PRINCIPAL OCCUPATION
----                     ---                --------------------
Jay L. Schottenstein     48     Director of the Company since June 1991. Chairman of the Company, American Eagle Outfitters, Inc.
                                and SSC since March 1992 and Chief Executive Officer of the Company from April 1991 to July 1997 and from July 1999 to December 2000.  Mr. Schottenstein served as Vice Chairman of SSC from 1986 until March 1992 and a director of SSC since 1982. He served SSC as President of the Furniture
                                Division from 1985 through June 1993 and in various other executive capacities since 1976. (1) (2)

Henry L. Aaron           67     Director of the Company since January 2000.  Mr. Aaron presently serves as Senior Vice President of the Atlanta National League Baseball Club, Inc. and as Vice President of Business Development
                                for the CNN Airport Network, along with a number of other private business interests.

Roger D. Blackwell       62     Director nominee.  Dr. Blackwell has been associated with The Ohio State University since 1965 and is currently a Professor of Marketing in the Fisher College of Business.  Dr. Blackwell also has been President and Chief Executive Officer of Roger Blackwell Associates, Inc., a consulting firm in Columbus, Ohio, since 1980.  Dr. Blackwell is a board member of Anthony & Sylvan Pools, Inc., a pool builder and designer; The Flex-Funds, a manager and marketer of mutual funds and investment vehicles; AirNet Systems, Inc., a provider of specialty air courier services; Frontstep, Inc., a provider of integrated software solutions; Max & Erma's Restaurants, Inc., a chain of restaurants;
                                Applied Industrial Technologies, an electronic commerce and distribution company; and Diamond Hill
                                Capital Management, Inc., an investment management company.

Ari Deshe                52     Director of the Company since October 1997. Chairman and Chief Executive Officer since 1996 and
                                President and Chief Executive Officer from 1993 to 1996 of Safe Auto Insurance Company, a property and casualty insurance company. Prior to that, Mr. Deshe served as President of Safe Auto
                                Insurance Agency from 1992 to 1993 and President of Employee Benefit Systems, Inc. from 1982 to
                                1992. (1)

Jon P. Diamond           45     Director of the Company since June 1991. President and Chief Operating Officer since 1996 and
                                Executive Vice President and Chief Operating Officer from 1993 to 1996 of Safe Auto Insurance
                                Company.  Mr. Diamond served as Vice President of SSC from March 1987 to March 1993 and served SSC in various management positions since 1983. (1)

Elizabeth M. Eveillard   55     Director of the Company since August 2001.  Mrs. Eveillard is an independent financial consultant.  Mrs. Eveillard served as Senior Managing Director, Retailing and Apparel Group, Bear,
                                Stearns & Co., Inc. from 2000 until her retirement in April 2002.  Prior to that time, Mrs.
                                Eveillard served as the Managing Director, Head of Retailing Industry Group, Paine Webber

                                Corporation from 1988 to 2000.  From 1972 to 1988, Mrs. Eveillard held various executive positions including Managing Director in the Merchandising Group with Lehman Brothers.

William Fields           50     Director nominee.  Mr. Fields is Chairman and Chief Executive Officer of APEC (China) Asset
                                Management Ltd.  Previously, Mr. Fields served as President and Chief Executive Officer of
                                Hudson's Bay Company from 1997 to 1999 and as Chairman and Chief Executive Officer of Blockbuster
                                Entertainment Group, a division of Viacom, Inc. from 1996 to 1997.  Mr. Fields has also held numerous positions with Wal-Mart Stores, Inc., which he joined in 1971.  He left Wal-Mart in March
                                1996 as President and Chief Executive Officer of Wal-Mart Stores Division, and Executive Vice
                                President of Wal-Mart Stores, Inc.  Mr. Fields is also a director of Lexmark International, Inc.,
                                The ADX CompanyCreditMinders.com, Supply Science Inc., Aegis Capital Advisors, LLC and Bonus
                                Stores Inc.

Marvin W. Goldstein      58     Director of the Company since August 2001.  Private investor from 1997 to present. Prior to that time, Mr. Goldstein was the Chairman, CEO and President of Pet Food Warehouse from 1995 to 1997.
                                From 1988 through 1994, Mr. Goldstein served as Executive Vice President and General Merchandise
                                Manager, Chairman and CEO, and President and COO of the Department Store Division of Dayton
                                Hudson. Prior to that time, Mr. Goldstein held various senior merchandise positions with R. N.
                                Macy, Carter Hawley Hale and Dayton's. Mr. Goldstein presently serves on the Boards of Directors of Appliance Recycling of America, Cone Mills Corporation, Greenspring Company, Paper Warehouse
                                Inc., and Wilsons the Leather Experts.

Roger S. Markfield       60     Director Nominee.  Mr. Markfield has served as President and Chief Merchandising Officer of
                                American Eagle Outfitters since February 1995 and prior thereto as Executive Vice President of
                                Merchandising for American Eagle Outfitters, Inc. and its predecessors since May 1993.  Mr.
                                Markfield is also a member of the Board of Directors of American Eagle Outfitters, Inc. Prior to
                                joining American Eagle Outfitters, Inc., he served as Executive Vice President-General
                                Merchandising Manager for the Limited Division of The Limited, Incorporated, a large national specialty retailer from May 1992 to April 1993.  From 1969 to 1976 and from 1979 to 1992, he was employed by R.H. Macy & Co., a national retailer operating department and specialty stores, as a
                                Buyer in Boys' Wear rising to the office of President of Corporate Buying-Mens.  From 1976 to
                                1979, Mr. Markfield served as Senior Vice President of Merchandising and Marketing for the Gap
                                Stores, Inc.

Harvey L. Sonnenberg     60     Director of the Company since August 2001. Partner in the CPA and consulting firm, M.R. Weiser &
                                Co., LLP, since November 1994. Mr. Sonnenberg is active in a number of professional organizations including the American Institute of CPA's and the New York State Society of CPA's and has long been involved in rendering professional services to the retail and apparel industry.

James L. Weisman         63     Director of the Company since August 2001. President and a member of the Weisman Goldman Bowen &
                                Gross, LLP, a Pittsburgh, Pennsylvania law firm. He has been practicing law for 37 years and has extensive experience in working with retail clients. His primary areas of practice have been in banking transactions and overseeing and directing litigation.

---------------------

(1) SSC is a controlling shareholder of the Company. For information with respect to the beneficial ownership of the voting stock of SSC by nominees for election to the Board of the Company and beneficial ownership of the Company's Common Stock by such persons and officers of the Company, see "Security Ownership of Certain Beneficial Owners and Management." Geraldine Schottenstein is the mother of Jay L. Schottenstein, and the mother-in-law of Ari Deshe and Jon P. Diamond.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE SLATE OF DIRECTORS LISTED ABOVE.

INFORMATION CONCERNING BOARD OF DIRECTORS

         The Board and five committees of the Board govern the Company. During fiscal 2001, the Board met eight times. Directors discharge their responsibilities throughout the year at Board and committee meetings and also through considerable telephone contact and other communications with the Chairman and other key executives, as well as with external advisors such as legal counsel, outside auditors and investment bankers.

         No director, except for Geraldine Schottenstein, Elizabeth Eveillard and Henry Aaron, attended fewer than 75% of the meetings of the Board and of the committees of which the director was a member in 2001.

         The following table identifies the current membership of Board committees and states the number of committee meetings held during 2001. A summary of each committee's functions follows the table:


----------------------------------------------------------------------------------------------------------------------------------
           DIRECTOR                     AUDIT       STOCK OPTION     NOMINATING (1) (2)     OVERSIGHT (1)     COMPENSATION
----------------------------------------------------------------------------------------------------------------------------------
Jay L. Schottenstein                                                         X                                      X*

Henry L. Aaron                                           X

Ari Deshe

Jon P. Diamond                                                               X

Elizabeth M. Eveillard                                   X                                                          X

Marvin W. Goldstein                       X              X                                        X*                X

Richard Gurian                            X              X                                        X                 X

Dr. Norman Lamm                                          X                                                          X

Geraldine Schottenstein

Robert L. Shook                           X              X*                                                         X

Harvey L. Sonnenberg                      X*             X                                        X                 X

James L. Weisman                          X              X                                        X                 X


Number of Meetings in fiscal              6              4                   0 (3)                0 (3)             0 (3)
2001

* Committee Chair
----------------------------------------------------------------------------------------------------------------------------------


(1) Until his resignation, George Kolber served on the Nominating Committee. He also served on the Oversight Committee, for which he was the Committee Chair.

(2) Since the inception of the Nominating Committee, a Chairman has never been appointed.

(3) The Nominating Committee was established in June 2001; the Oversight Committee and the Compensation Committee were established in January 2002.

         Directors who are not employees are paid $2,000 for each Board and committee meeting attended, with a minimum annual compensation of $8,000, and are automatically granted options each quarter to purchase 1,000 shares of Common Stock pursuant to the 2000 Stock Incentive Plan. Directors who are also employees of the Company do not receive additional compensation for serving as directors.

AUDIT COMMITTEE

     The Audit Committee assists the Board in monitoring:

     -    the integrity of the financial statements of the Company;
     -    the Company's system of internal control;
     - the independence and performance of the Company's independent public accountants; and
     -    the compliance by the Company with legal and regulatory requirements.

     All members of the Audit Committee are independent as defined in the applicable New York Stock Exchange ("NYSE") listing standards. The members of the Audit Committee have been reviewed by the Board and determined to be independent as defined in Sections 303.01(B)(2)(a) and (3) of the NYSE's listing standards. See "Report of the Audit Committee."

STOCK OPTION COMMITTEE

     The Stock Option Committee:

     - makes recommendations to the Board regarding the number and terms of any stock options to be granted under the Company's stock option plans; and
     - administers the Company's Incentive Compensation Plan, 1991 Stock Option Plan, and 2000 Stock Incentive Plan.

NOMINATING COMMITTEE

     The Nominating Committee:

     -    evaluates the performance of the Board;
     - reviews the management organization of the Company and succession plans for the Chairman and Chief Executive Officer;
     - makes recommendations to the Board concerning the composition of the Board, the compensation of directors, the election of executive officers, the appointment of the Chairman for each committee of the Board and the procedures for shareholder voting; and
     - reviews the Company's corporate governance guidelines. (Established in June 2001 and did not meet in 2001.)

OVERSIGHT COMMITTEE

     The Oversight Committee:

     - oversees, monitors, and evaluates the performance of the Chief Executive Officer and other executive officers of the Company. (Established in January 2002.)

COMPENSATION COMMITTEE

     The Compensation Committee:

     - establishes, reviews, and recommends an executive compensation package for the Chief Executive Officer and other executive officers of the Company. (Established in January 2002.)

REPORT OF THE AUDIT COMMITTEE

     As described above, one of the Audit Committee's functions is to assist the Board in monitoring the quality and integrity of the Company's accounting, auditing and reporting practices. In fulfilling its responsibilities, the Audit Committee has:

     - Reviewed and discussed the Company's audited financial statements with management and Deloitte & Touche LLP, the Company's independent auditors. Management has the primary responsibility for the financial statements and the reporting process;

     - Reviewed and discussed, with management and Deloitte & Touche LLP, the selection, application and disclosure of the critical accounting polices;

     - Discussed with Deloitte & Touche LLP the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61) (Codification of Statements of Auditing Standards, AU Section 380);

     - Received the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1 and discussed with the independent auditors their independence; and

     - Considered whether the independent auditors' provision of services beyond the review of the Company's quarterly financial statements and year-end audit of the Company's annual financial statements (financial information systems design and implementation services, if any, and other non-audit services to the Company) is compatible with maintaining such auditors' independence.

     The fees paid by the Company to Deloitte & Touche LLP during fiscal 2001 were as follows:

                      Financial Information Systems Design
     Audit Fees            and Implementation Fees              All Other Fees
     ----------       ------------------------------------      --------------
     $448,800                         0                          $150,400


         Based on its reviews and discussions, and subject to the limitations on the Audit Committee's role and responsibilities as described in its charter, the Audit Committee has recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K/A for the fiscal year ended February 2, 2002, for filing with the Securities and Exchange Commission ("SEC").


                                           The Audit Committee
                                           of the Board of Directors:

                                           Harvey L. Sonnenberg (Chairman)
                                           Marvin Goldstein
                                           Richard Gurian
                                           Robert L. Shook
                                           James L. Weisman

EXECUTIVE OFFICERS

         The following persons are executive officers of the Company. For information regarding executive officers that are also directors, see "Election of Directors." The executive officers of the Company are elected annually by the Board and serve at the pleasure of the Board.

         John C. Rossler, age 54, effective February 2002, was elected President of the Company. In March 2002, he became President and Chief Executive Officer of the Company. Mr. Rossler has been President of Shonac Corporation and DSW Shoe Warehouse since December 2000. Mr. Rossler has held various positions with DSW and Shonac since 1982, including Chief Operating Officer, Executive Vice President and Chief Financial Officer. Prior to Shonac Corporation and DSW Shoe Warehouse, he was the managing partner of the Columbus office of Alexander Grant/Grant Thornton International where he was employed for 16 years.

         Raymond L. Blanton, age 52, effective February 2002, was elected Senior Vice President and General Merchandise Manager of the Company. Effective May 28, 2002, he was elected Executive Vice President and General Merchandise Manager of the Company. Mr. Blanton was Senior Vice President - Chief Merchandising Officer of Shonac Corporation since 1993. Prior to joining Shonac, he was with Bee Gee Shoe Corporation for 20 years holding several positions including President and Chief Executive Officer.

         Edwin J. Kozlowski, age 53, effective February 2002, was elected Executive Vice President and Chief Operating Officer of the Company. Mr. Kozlowski joined the Company in May 2001 as Chief Financial Officer of Shonac Corporation and DSW Shoe Warehouse. Prior to that time, he served in various positions with General Nutrition Companies, Inc. since 1978, including Chief Operating Officer of the retail division of General Nutrition Centers, Executive Vice President and Chief Financial Officer, Treasurer and Controller of GNCI and GNI.

         James A. McGrady, age 51, joined the Company in July 2000 as Chief Financial Officer, Treasurer and Secretary. Effective May 28, 2002, he was elected Executive Vice President, Chief Financial Officer, Treasurer and Secretary of the Company. Prior to that time, he served as Vice President and Treasurer of Consolidated Stores Corporation beginning in 1986. From 1979 through 1986, Mr. McGrady was in the practice of public accounting with KPMG Main Hurdman.

         Steven E. Miller, age 43, joined the Company in September 2000 as Vice President and Controller. From 1998 to 2000, he served as Chief Financial Officer of Spitzer Management, Inc. From 1993 to 1998, Mr. Miller held various positions with Consolidated Stores Corporation including Director, Assistant Treasurer and Assistant Controller.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who are beneficial owners of more than ten percent of the Company's Common Stock ("reporting persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Reporting persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by them. Based on its review of the copies of Section 16(a) forms received by it, the Company believes that, during fiscal year 2001, all filing requirements applicable to reporting persons were complied with.

EXECUTIVE OFFICER COMPENSATION

         The following table sets forth certain information regarding compensation paid during each of the Company's last three full fiscal years to the Company's Chief Executive Officer and to each of the Company's four most highly compensated executive officers serving at the end of fiscal 2001.


                           SUMMARY COMPENSATION TABLE


                                                                    LONG TERM COMPENSATION
                                                                    ----------------------
                                    ANNUAL COMPENSATION            RESTRICTED
                                                                      STOCK                       ALL OTHER
NAME AND                       FISCAL   SALARY(1)        BONUS       AWARD(2)       OPTIONS/   COMPENSATION(3)
PRINCIPAL POSITION              YEAR       ($)            ($)          ($)          SARS(#)          ($)
------------------              ----    ---------      --------     ---------      ---------   ---------------
Jay L. Schottenstein            2001    $250,000           None         None          None             None
Chairman                        2000    $250,000           None         None          None             None
                                1999    $250,000           None         None          None             None

John C. Rossler                 2001    $404,181       $497,058      $21,650         5,000          $31,927
President and                   2000    $395,995       $621,323         None          None          $25,068
Chief Executive Officer         1999    $393,766       $501,272         None          None          $18,486

Alan R. Schlesinger             2001    $816,346       $500,000     $216,500          None         $226,840
President and Chief             2000    $753,216       $228,846     $345,000       250,000         $285,689
Executive Officer of            1999        None           None         None          None             None
Filene's Basement

James A. McGrady                2001    $325,000       $140,000      $21,650         5,000          $31,014
Executive Vice President,       2000    $155,769           None         None        30,000          $13,497
Chief Financial Officer,        1999        None           None         None          None             None
Treasurer and Secretary

Edwin J. Kozlowski              2001    $223,846       $225,000         None          None          $84,724
Executive Vice President        2000        None           None         None          None             None
and Chief Operating             1999        None           None         None          None             None
Officer

Raymond L. Blanton              2001    $294,895       $525,426         None          None          $45,963
Executive Vice President and    2000    $288,922       $525,426         None         2,000          $18,864
General Merchandise             1999    $287,296       $525,426         None          None          $17,958
Manager

George Kolber (4)               2001    $900,000           None         None          None         $207,548
Former Vice Chairman and        2000    $112,500           None   $3,450,000       500,000           $9,676
Chief Executive Officer         1999        None           None         None          None             None


--------------------
         (1) Includes amounts deferred by the executive officer pursuant to the Deferred Compensation Plan established in 1998, SSC's Associate Profit Sharing and 401(k) Plan (the "401(k) Plan"), which was adopted effective as of August 1, 1989, and in which associates of the Company are eligible to participate. The 401(k) Plan is a prototype defined contribution plan that qualifies for favorable tax treatment under Sections 401(a) and 401(k) of the Internal Revenue Code of 1986, as amended. The 401(k) Plan permits eligible associates of the Company to contribute a percentage of their pre-tax wages to the plan and the Company will match the contributions up to a maximum of 3% of covered wages. Effective January 1, 2001, the Company matches up to 4.5% of participants' eligible contributions. The Company also may contribute up to an additional 1.5% of covered wages as a profit sharing contribution. In addition, Mr. Blanton is also a participant in the "Nonqualified Deferred Compensation Plan Agreement." See footnote (8) for details.
         (2) The value of the restricted stock is determined by multiplying the total shares held by each named executive by the closing price on the NYSE on February 1, 2002.
         (3)      See Table below for All Other Compensation.
         (4)      Mr. Kolber resigned from the Company effective April 6, 2002.

ALL OTHER COMPENSATION DETAIL:

                                  Jay L.      John C.       Alan R.       James A.     Edwin J.     Raymond L.        George
                               Schottenstein  Rossler    Schlesinger     McGrady      Kozlowski      Blanton          Kolber
                               ------------ ----------- ------------- ------------- ------------ --------------   --------------
401(k) Plan & Associate           ----          $8,760       $18,350        $1,801         ----         $8,722         $7,650
Stock Purchase Plan Company
Contributions:

Company paid relocation
expenses:                         ----            ----        $1,672          ----      $77,823           ----        $18,223

Tax Reimbursement:                ----            ----       $54,138          ----         ----           ----        $71,949

Auto Reimbursement:               ----         $11,399       $43,208       $25,189       $2,182         $9,208        $25,420

Company paid Life, Medical &
indemnity Insurances:             ----          $3,926        $5,059        $3,966         ----         $5,381         $4,178

Cost of Living Adjustments:       ----            ----       $43,733          ----         ----           ----           ----

Sec 79 Cafeteria Health Care
Plan                              ----          $4,270          ----           $58         ----           $218           ----

Personal Living Expenses:         ----            ----       $60,680          ----         ----           ----        $80,128

Gift Certificates:                ----            $120          ----          ----          $25            $65           ----

Country Club Dues &
Membership:                       ----          $3,452          ----          ----       $4,694        $22,369           ----

                               ------------ ----------- ------------- ------------- ------------ -------------- --------------
  Total Other Compensation        ----         $31,927      $226,840       $31,014      $84,724        $45,963       $207,548
                               ============ =========== ============= ============= ============ ============== ==============


                 OPTION/SAR GRANTS IN THE LAST FISCAL YEAR TABLE

         The following table provides certain information on option grants during fiscal 2001 by the Company to the Chief Executive Officer and each of the Company's other executive officers named in the Summary Compensation Table.


                                                                                     Potential Realized Value
                                                                                         at Assumed Annual
                                    % of Total                                          Rates of Stock Price
                                   Options/SARs       Exercise                             Appreciation
                   Options/         Granted to         or Base                          For Option Term (3)
                     SARs          Employees in         Price          Expiration       -------------------
        Name      Granted (#)     Fiscal Year (1)       ($/Sh)           Date (2)        5%          10%
     ---------  -------------- --------------------  -----------      -------------   -------     ---------
 Jay L. Schottenstein   None             N/A              N/A               N/A           N/A         N/A

 John C. Rossler       5,000           0.39%            $4.48           8/29/11       $14,087     $35,700

 Alan R. Schlesinger    None             N/A              N/A               N/A           N/A         N/A

 James A. McGrady      5,000           0.39%            $4.48           8/29/11       $14,087     $35,700

 Edwin J. Kozlowski     None             N/A              N/A               N/A           N/A         N/A

 Raymond L. Blanton     None             N/A              N/A               N/A           N/A         N/A

 George Kolber          None             N/A              N/A               N/A           N/A         N/A

--------------------

(1)      Percentage is based upon 1,284,650 options granted in fiscal 2001.

(2) All options are exercisable 20% per year, beginning on the first anniversary of the original grant date, on a cumulative basis and expire ten years from the original grant date.

(3) Represents the potential realizable value of each grant of options assuming that the market price of the Common Stock appreciates in value from the date of grant to the end of the option term at either a 5% or 10% annualized rate, based on the difference between the assumed per share value and the per share option exercise price, multiplied by the total number of option shares.

       AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUE TABLE

The following table provides certain information on the number and value of stock options held by the executive officers named in the Summary Compensation Table at February 2, 2002.

                                                                                     VALUE OF UNEXERCISED
                                                            NUMBER OF                    IN-THE-MONEY
                                                       UNEXERCISED OPTIONS                 OPTIONS AT
                          SHARES          VALUE       AT FISCAL YEAR END (#)         FISCAL YEAR END ($) (1)
                         ACQUIRED ON     REALIZED     ----------------------         -----------------------
    NAME                 EXERCISE (#)       ($)      EXERCISABLE UNEXERCISABLE       EXERCISABLE UNEXERCISABLE
----------------------   -----------     --------    ----------- -------------       ----------- -------------
 Jay L. Schottenstein        ---             ---         56,000          ---             ---          ---
 John C. Rossler             ---             ---          6,000        9,000             ---          ---
 Alan R. Schlesinger         ---             ---         20,000       30,000             ---          ---
 James A. McGrady            ---             ---          6,000       29,000             ---          ---
 Edwin J. Kozlowski          ---             ---            ---          ---             ---          ---
 Raymond L. Blanton          ---             ---          6,400        5,600             ---          ---
 George Kolber  (2)          ---             ---        300,000          ---             ---          ---

 (1) Represents the total gain which would be realized if all in-the-money options held at year end were exercised, determined by multiplying the number of shares underlying the options by the difference between the per share option exercise price and the per share fair market value at year end of $4.33. An option is in-the-money if the fair market value of the underlying shares exceeds the exercise price of the option.
 (2) Pursuant to an Addendum to his Employment Agreement, Mr. Kolber forfeited rights to 200,000 options which were not vested on April 6, 2002.

                         EQUITY COMPENSATION PLAN TABLE

         The following table sets forth additional information as of July 31, 2002, about shares of Common Stock that may be issued upon the exercise of options and other rights under the Company's existing equity compensation plans and arrangements, divided between plans approved by the Company's shareholders and plans or arrangements not submitted to the shareholders for approval. The information includes the number of shares covered by, and the weighted average exercise price of, outstanding options and other rights and the number of shares remaining available for future grants excluding the shares to be issued upon exercise of outstanding options, warrants, and other rights. The table does not reflect the additional shares covered by an amendment to the 2000 Stock Incentive Plan being submitted for shareholder approval which is discussed in Proposal Four of this proxy statement.

                                                                                                NUMBER OF SECURITIES
                                                                                                 REMAINING AVAILABLE
                                         NUMBER OF SECURITIES                                    FOR ISSUANCE UNDER
                                           TO BE ISSUED UPON           WEIGHTED-AVERAGE          EQUITY COMPENSATION
                                              EXERCISE OF             EXERCISE PRICE OF           PLANS (EXCLUDING
                                         OUTSTANDING OPTIONS,         OUTSTANDING OPTIONS,      SECURITIES REFLECTED
                                          WARRANTS AND RIGHTS          WARRANTS AND RIGHTS          IN COLUMN (A)
                                         ----------------------    -------------------------    ----------------------
Equity compensation plans approved
by security holders (1)                        4,230,130                    $6.31                         0

Equity compensation plans not
approved by security holders                      N/A                        N/A                         N/A

Total

(1) Equity compensation plans approved by shareholders include the 1991 Stock Option Plan, as amended, and the 2000 Stock Incentive Plan.

                      TEN-YEAR OPTION / SAR REPRICING TABLE

The following table provides repricing information on the number and value of stock options held by the executive officers named in the Summary Compensation Table at February 2, 2002.


                                                                                                                   Length of
                                          Number of                                                                Original
                                         Securities           Market Price                                        Option Term
                                         Underlying             Of Stock          Exercise Price                 Remaining at
                                       Options / SARs          At Time of           At Time of         New          Date of
                                         Repriced or          Repricing or         Repricing or     Exercise     Repricing or
Name                        Date       Amended (#) (1)      Amendment ($)(2)      Amendment ($)     Price ($)      Amendment
----                        ----       ---------------      ----------------      -------------     ---------      ---------
Alan R. Schlesinger       2/02/02          66,667                 $4.28               $7.13           $4.28          9 yrs


(1) Effective December 4, 2000, Mr. Schlesinger was elected President and Chief Merchandising Officer of the Company and was granted options to purchase 200,000 shares of Common Stock. Effective February 3, 2002, Mr. Schlesinger was elected President and Chief Executive Officer of Filene's Basement Inc. On February 2, 2002, the 200,000 options were cancelled. A new grant of 66,667 options was made to Mr. Schlesinger on February 3, 2002.

(2) Represents the average high and low price per share of the Common Stock on February 1, 2002.

         The Stock Option Committee approved the stock option repricing, in light of Mr. Schlesinger's new position with the Company.

                            Stock Option Committee
                            Of the Board of Directors

                            Robert L. Shook (Chairman)     Richard Gurian
                            Henry L. Aaron                 Dr. Norman Lamm
                            Elizabeth M. Eveillard         Harvey L. Sonnenberg
                            Marvin Goldstein               James L. Weisman

AGREEMENTS WITH KEY EXECUTIVES

         Mr. Rossler entered into an employment agreement with the Company effective May 1, 1998, with a term originally ending April 30, 2001. Effective May 1, 2002, the agreement was renewed. The agreement provided for an annual salary of $376,911 with annual increases of 2.5%. On July 24, 2002, Mr. Rossler entered into a new employment agreement with the Company with an effective date of February 3, 2002. The new employment agreement provides for an annual salary of $700,000 with annual increases of 2.5%. In connection with the execution of the new employment agreement, Mr. Rossler received a signing bonus of $250,000. Beginning for the fiscal year ending February 1, 2003, and in accordance with the Company's Incentive Compensation Plan, Mr. Rossler will receive an annual cash incentive bonus based upon a predetermined formula of the Company's earnings before interest and taxes. Mr. Rossler was granted 110,000 shares of restricted stock which vest on February 4, 2006, subject to the terms established by the Board. Mr. Rossler was also granted options to purchase up to 840,000 shares of Common Stock at an exercise price of $4.50. These options vest ratably over five years. Subject to the terms of the Company's Stock Incentive Plan and any applicable performance stock option agreement, the Company granted to Mr. Rossler performance options to purchase 1,590,000 shares of Common Stock that will vest on (1) January 30, 2010 or, if earlier, (2) the later of (A) January 31, 2004 if, (i) for each day of any 60-consecutive trading day period that ends on or before January 31, 2004, the closing price of the Common Stock is at least $12.00 per share or (ii) the Company has achieved at least 95 percent of the EBIT goal the Board set for the Company for each fiscal year ending after the effective date of Mr. Rossler's employment agreement and on and before January 31, 2004 or (B) the last day of (i) any 60-consecutive trading day period that ends after January 31, 2004 and before January 30, 2010 and on each day of which the closing price of the Common Stock is at least $12.00 per share or (ii) the Company has achieved at least 95 percent of the EBIT goal the Board set for the Company for each of any three fiscal years ending after the effective date of Mr. Rossler's employment agreement and on and before January 30, 2010.

         Mr. Kozlowski entered into an employment agreement with the Company, effective May 1, 2001, for a term ending April 30, 2004. The agreement provides for an annual salary of $300,000 with minimum annual increases of 2.5%. The contract also provides for guaranteed bonuses and incentive compensation. Guaranteed bonuses are $225,000 for fiscal year 2001-2002; $187,500 for fiscal year 2002-2003; $37,500 for fiscal year 2003-2004. Incentive compensation is intended to provide for an annual maximum 200% of base salary (reduced by any amount payable under the guaranteed bonus) based upon Board approved, predetermined, performance measures. After fiscal year 2003-2004, the Incentive compensation will solely determine the bonus amount. The Company loaned Mr. Kozlowski funds to close on his Columbus housing. The loan bears interest at the prime rate of National City Bank, Columbus. The Company also loaned Mr. Kozlowski the initiation fee for a country club membership. This loan is being forgiven at a rate of 10 percent for each 12-consequetive month period Mr. Kozlowski remains employed after the date the loan was made, and will be fully forgiven if Mr. Kozlowski dies or becomes disabled before the end of the ten-year period. If Mr. Kozlowski leaves employment with the Company for any reason other than death or disability before the ten-year period has elapsed, he is responsible for the balance of the payment.

         On July 24, 2002, Mr. Kozlowski was granted 80,000 shares of restricted stock which vest on February 4, 2006, subject to the terms established by the Board. Additionally, on July 24, 2002, Mr. Kozlowski was granted options to purchase up to 590,000 shares of Common Stock at an exercise price of $4.50. These options vest ratably over five years. Subject to the terms of the Company's Stock Incentive Plan and any applicable performance stock option agreement, the Company granted to Mr. Kozlowski performance options to purchase 1,130,000 shares of Common Stock that will vest on (1) January 30, 2010 or, if earlier, (2) the later of (A) January 31, 2004 if, (i) for each day of any 60-consecutive trading day period that ends on or before January 31, 2004, the closing price of the Common Stock is at least $12.00 per share or (ii) the Company has achieved at least 95 percent of the EBIT goal the Board set for the Company for each fiscal year ending after February 2, 2002 and on and before January 31, 2004 or (B) the last day of (i) any 60-consecutive trading day period that ends after January 31, 2004 and before January 30, 2010 and on each day of which the closing price of the Common Stock is at least $12.00 per share or (ii) the Company has achieved at least 95 percent of the EBIT goal the Board set for the Company for each of any three fiscal years ending after February 2, 2002 and on and before January 30, 2010.

         Mr. Blanton entered into an employment agreement with the Company, effective May 1, 1998, with a term originally ending April 30, 2001. The agreement has been renewed on an annual basis. Effective May 1, 2002, the agreement has been renewed. The agreement provides for an annual salary of $275,000 with annual increases of 2.5%.

In addition, Mr. Blanton is also a participant in the "Nonqualified Deferred Compensation Plan Agreement." Under this agreement, an annual lump sum of $75,000 is deposited each February. After continuous employment with the Company, Mr. Blanton may elect to retire on or after the first calendar month coinciding with or immediately following his 60th birthday. Mr. Blanton will be considered vested if (i) he furnishes to the Company's President with a one year's prior written notice of resignation after attaining age 60 and (ii) he enters into a confidentially and noncompetition/no solicitation agreement until he reaches the age of 65. If Mr. Blanton retires on or after his 65th birthday, he shall be fully vested on the date of retirement.

         On July 24, 2002, Mr. Blanton was granted 20,000 shares of restricted stock which vest on February 4, 2006, subject to the terms established by the Board. Additionally, on July 24, 2002, Mr. Blanton was granted options to purchase up to 140,000 shares of Common Stock at an exercise price of $4.50. These options vest ratably over five years. Subject to the terms of the Company's Stock Incentive Plan and any applicable performance stock option agreement, the Company granted to Mr. Blanton performance options to purchase 430,000 shares of Common Stock that will vest on (1) January 30, 2010 or, if earlier, (2) the later of (A) January 31, 2004 if, (i) for each day of any 60-consecutive trading day period that ends on or before January 31, 2004, the closing price of the Common Stock is at least $12.00 per share or (ii) the Company has achieved at least 95 percent of the EBIT goal the Board set for the Company for each fiscal year ending after February 2, 2002 and on and before January 31, 2004 or (B) the last day of (i) any 60-consecutive trading day period that ends after January 31, 2004 and before January 30, 2010 and on each day of which the closing price of the Common Stock is at least $12.00 per share or (ii) the Company has achieved at least 95 percent of the EBIT goal the Board set for the Company for each of any three fiscal years ending after February 2, 2002 and on and before January 30, 2010.

         Mr. McGrady entered into an employment agreement with the Company effective June 21, 2000, for a term ending June 21, 2003. The agreement provides for an annual salary of $300,000 and a bonus of at least 40% of his base salary based upon Board approved, predetermined, performance measures set annually. On July 24, 2002, Mr. McGrady was granted options to purchase up to 540,000 shares of Common Stock at an exercise price of $4.50. These options vest ratably over five years.

         Mr. Kolber entered into an employment agreement with the Company, effective December 4, 2000, for a term ending January 2004. The agreement provided for an annual salary of $900,000 with $100,000 increases each year. The contract also provided for the grant of 500,000 shares of restricted stock, which vest equally on the last of each fiscal year ending 2002, 2003 and 2004 provided that the Company has positive income before income taxes. In addition, Mr. Kolber was granted 200,000 options to purchase shares which vested on December 4, 2000, and was also granted an additional 300,000 options to purchase shares of the Company's Common Stock which vest equally on the first, second and third anniversaries of his employment agreement. Effective April 6, 2002, this agreement was terminated. The Company paid a separation payment of $2,450,000 and will pay COBRA premiums through September 30, 2003.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         In 2002, the Board established a Compensation Committee comprised of Jay L. Schottenstein, Elizabeth Eveillard, Richard Gurian, Dr. Norman Lamm, Richard L. Shook, Harvey L. Sonnenberg and James L. Weisman. The Compensation Committee establishes, reviews, and recommends an executive compensation package for the Chief Executive Officer and other executive officers of the Company. Jay
L. Schottenstein is also Chairman and Chief Executive Officer of SSC. For information regarding the relationships between the Company and SSC, see "Relationship with SSC and Its Affiliates" below.

         The Stock Option Committee administers and grants options under the Company's 1991 Stock Option Plan and the Company's 2000 Stock Incentive Plan and administers the Company's Incentive Compensation Plan. The members are Henry L. Aaron, Elizabeth L. Eveillard, Marvin W. Goldstein, Richard Gurian, Dr. Norman Lamm, Robert L. Shook, Harvey L. Sonnenberg and James L. Weisman (non-voting member). None of the members of the Stock Option Committee are present or former officers of the Company or are themselves or any of their affiliates, if any, parties to agreements with the Company.

         The following Compensation Report and Performance Graph and the Audit Committee Report previously provided shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any of the Company's filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

COMPENSATION REPORT OF THE BOARD OF DIRECTORS

         General. The Board has delegated to the Compensation Committee the authority to establish the annual compensation of the executive officers of the Company, other than the Chairman's compensation. The key components of the Company's executive officer compensation include both short-term compensation consisting of an annual base salary and annual bonuses under the Company's Incentive Compensation Plan and long-term equity based compensation consisting of grants of restricted stock and stock option awards. The entire Board has made the only grants of restricted stock by the Company. The Stock Option Committee of the Board grants options under the Company's 2000 Stock Incentive Plan.
         In fiscal 2002, the Company engaged Hewitt Associates to perform an analysis and make a recommendation to the Board regarding the appropriate compensation to be paid to the Company's key executives. Hewitt reviewed the Company's compensation goals and the compensation packages awarded to executives of other comparable companies. The analysis covered both short-term and long-term incentives and attempted to tie compensation to Company performance.

         Hewitt Associates made a presentation to the Company's Compensation Committee and Stock Option Committee in July 2002. Based upon the analysis, the Company entered into new employment agreements with Messrs. Rossler, Kozlowski and Blanton, effective February 3, 2002. For a description of these new employment agreement, see "Agreements with Key Executives" in this proxy statement.

         Chairman's Compensation. The Chairman's annual base salary was fixed by action of the Board at the time he was appointed Chairman during fiscal 1992. The Chairman does not receive an annual bonus. The Board did not consider or take any action to change the Chairman's annual base salary during fiscal 2001.

         Chief Executive Officer. The compensation of the Chief Executive Officer, Mr. Rossler, is fixed pursuant to the terms of his employment agreement, which was negotiated by the Chairman, with input from a number of the Directors.

         Executive Officers' Compensation. The remaining executive officers' base salaries were based on negotiated employment agreements. No bonuses for fiscal 2001 were paid pursuant to the Company's Incentive Compensation Plan, which combines individual and company-wide objectives and performance goals to provide a clear vehicle linking the interests of the executive officers with the financial performance of the Company. A bonus was paid to Mr. Rossler, Mr. Blanton and Mr. Kozlowski pursuant to employment contracts with Shonac Corporation and to Mr. Schlesinger pursuant to an employment contract with Filene's Basement.

         Stock Awards. The Company's 1991 Stock Option Plan was adopted at the time the Company went public in 1991 and the Board adopted the Company's 2000 Stock Incentive Plan on December 4, 2000. Both plans were adopted for the purpose of providing long-term incentives to key employees and motivating key employees to improve performance of the Company's stock. Stock options granted under the Company's 1991 Stock Option Plan and the Company's 2000 Stock Incentive Plan are determined and administered by the Stock Option Committee, none of the members of which are officers or employees of the Company. In determining the size of a stock option award, the Stock Option Committee considers the total number of shares subject to previously granted stock options held by the individual and, based principally on the recommendation of senior executive officers, the anticipated value of an individual's contribution to the Company's future performance. The options granted during fiscal year 2001 were granted to employees as a long-term incentive designed to encourage them to remain with the Company.

         The Budget Reconciliation Act of 1993 amended the Internal Revenue Code of 1986, as amended (the "Code") to add Section 162(m) which bars a deduction to any publicly held corporation for compensation paid to a "covered employee" in excess of $1,000,000 per year. Generally, the Board intends that compensation paid to covered employees shall be deductible to the fullest extent permitted by law. The Company's 1991 Stock Option Plan, the 2000 Stock Incentive Plan and Incentive Compensation Plan are intended to qualify under Section 162(m).

    The following members of the Board respectively submit this report:

Jay L. Schottenstein(Chairman)# Elizabeth M. Eveillard*# Geraldine Schottenstein
Henry L. Aaron*                 Marvin Goldstein*#       Robert L. Shook*#
Ari Deshe                       Richard Gurian*#         Harvey L Sonnenberg*#
Jon P. Diamond                  Dr. Norman Lamm*#        James L. Weisman*#

 *Members of the Stock Option Committee.
 #Members of the Compensation Committee.

                                PERFORMANCE GRAPH

         The following graph compares the performance of the Company with that of the Standard & Poor's General Merchandise Chains Index and the Russell 2000 Index, both of which are published indexes. This comparison includes the period beginning August 2, 1997 through February 2, 2002.

       The Standard & Poor's General Merchandise Chains Index is published weekly in the Standard & Poor's Statistical Service and the index value preceding each fiscal year end has been selected for purposes of this comparison. The Russell 2000 Index is a capitalization-weighted index of domestic equity securities traded on the New York and American Stock Exchanges and the Nasdaq that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Common Stock is traded on the NYSE.

       The comparison of the cumulative total returns for each investment assumes that $100 was invested on August 2, 1997 and that all dividends were reinvested.


                                                      CUMULATIVE TOTAL RETURN
                                      -----------------------------------------------------------
                                       8/2/97   8/1/98   1/30/99    1/29/00     2/7/01    2/2/02
 VALUE CITY DEPARTMENT STORES, INC.    100.00   219.85    141.98     195.42      87.33     52.89
 RUSSELL 2000                          100.00   102.31    104.77     123.36     127.92    123.32
 S & P RETAIL (GENERAL MERCHANDISE)    100.00   146.06    187.06     226.19     237.12    249.91

                    RELATIONSHIP WITH SSC AND ITS AFFILIATES

         Prior to the completion of its initial public offering on June 18, 1991, the Company was operated as the Department Store Division of SSC. On that date, SSC transferred substantially all of the net assets of the Division to the Company in exchange for 22,500,000 shares of Common Stock. At July 31, 2002, SSC beneficially owned 58.7% of the Company's outstanding Common Stock. So long as SSC owns more than 50% of the Company's voting shares, it will continue to have the power acting alone to approve any action requiring a vote of the majority of the voting shares of the Company and to elect all of the Company's directors. For information with respect to the beneficial ownership of the voting stock of SSC by nominees for election to the Board of the Company and beneficial ownership of Common Stock by such persons and officers of the Company, see "Security Ownership of Certain Beneficial Owners and Management."

REAL ESTATE LEASES AND SUBLEASES

       The Company leases or subleases from SSC or affiliates of SSC twenty-eight store locations, seven warehouses and a parcel of land. Generally, the agreements require the Company to pay for insurance, taxes, common area maintenance and other costs associated with the properties on a "triple net" basis for freestanding locations, and on a pro rata share basis for locations that are part of a larger parcel.

       SSC leases to the Company five store locations under the terms of a Master Store Lease Agreement. The Master Store Lease, as amended, provides for certain base rentals, including a guaranteed amount, which approximate to $3.46 per square foot. The Master Store Lease also provides for the payment of percentage rent equal to 2% of gross total sales in excess of the base rent. For fiscal 2001, the Company recorded rent expense to SSC, including contingent rent, of $1,684,560 pursuant to the Master Store Lease.

       SSC subleases to the Company two store locations that are owned by affiliates of SSC under a Master Sublease. The Master Sublease provides for an annual base rent of the greater of 2% of gross sales or minimum rent of $2.39 and $2.29 per square foot. For fiscal 2001, the Company recorded rent expense to SSC, including contingent rent, of $688,794 pursuant to the Master Sublease.

       Both the Master Lease and the Master Sublease have a term of five years that began in June 2001, and are renewable thereafter, by individual location, at the option of the Company, for four additional renewal terms of five years each. Each renewal term in the aforementioned leases and subleases will be on the same terms as the initial term, except for rent. The Master Store Lease and Master Sublease provide for an increase in minimum percentage rent of $0.50 per square foot in each succeeding five-year renewal term. In no event, commencing fiscal 1997, shall total rent be less than 2% of total sales.

       The Company also leases or subleases seven warehouse facilities and a trailer yard from SSC or affiliates of SSC. The warehouse facilities consist of approximately 1,998,000 square feet for base rentals of $1.75 to $3.11 per square foot with lease terms ranging from 2004 through 2037. Generally, the lease renewal terms are at the same terms and conditions as the original term except rent, which increases by $0.25 to $0.50 per square foot for each renewal term. The Company also leases, from an affiliate of SSC, a trailer yard of approximately 19 acres with lease control through April 2009 having rents that range from $25,000 to $30,000 per year during the period of lease control. During fiscal 2001, the Company recorded net rent expenses to SSC and affiliates of SSC of $4,077,850 pursuant to these leases and assignments.

       Additionally, the Company leases nineteen store locations from SSC or affiliates of SSC. Generally, the leases provide for percentage rent equal to 2% of total sales in excess of a specified sales level or base rent with base rents ranging from $2.36 to $20.00 per square foot for the initial term and provide lease terms ranging from 2007 through 2040. Generally, the renewal terms are at the same terms and conditions as the original term except rent, which may increase for the renewal terms. During fiscal 2001, the Company recorded rent expenses in the aggregate to SSC and affiliates of SSC of $10,346,478 pursuant to these leases.

       In addition to the foregoing, SSC subleases one store location to the Company under an agreement that provides for the payment of additional rent to SSC in order for SSC to recover the costs of the initial acquisition of the leasehold interest. The sublease has a term expiring in fiscal 2004 and provides for rent in the amount of 2% of total sales, with a minimum rent equal to $2.00 per square foot and provides four additional five-year renewal terms. During fiscal 2001, the Company recorded rent expenses in the aggregate to SSC of $196,560 pursuant to this sublease.

       The Company also subleases from SSC a store location. The sublease expires December 31, 2007 and provides for percentage rent equal to 2% of total sales in excess of a minimum base rent of $4.69 per square foot with three additional renewal terms of five years each. During fiscal 2001, the Company recorded rent expenses to SSC of $496,966 for this sublease.

       SSC operates a chain of furniture stores, five of which operate in separate space subleased from the Company at five of its store locations. Three of these furniture store subleases (the "Furniture Subleases") are for a term concurrent with the respective lease between the Company and a third party landlord. These Furniture Subleases provide for the payment by SSC of base rent and other charges in amounts at least equal to its pro rata share based on square footage and its pro rata share of any percentage rent based on its gross sales. Two additional furniture store subleases are for periods shorter than the Company's lease. For fiscal 2001, SSC paid to the Company an aggregate of $1,308,671 pursuant to these subleases.

LICENSE AGREEMENTS WITH AFFILIATES

       In July 1997, the Company entered into agreements to form a 50/50 joint venture with Mazel Stores, Inc. to create VCM, Ltd. ("VCM") to operate the Company's health and beauty care and toys and sporting goods departments as licensed departments. Beginning in fiscal 2000, VCM also operated the food department. Pursuant to operating agreements between VCM and the Company, VCM paid annual license fees to the Company based on 5% and 11% of net sales and reimbursed the Company 2% and 4% of its sales for advertising and 2.9% and 1% of its sales for administrative expenses for the health and beauty care and the toys and sporting goods departments, respectively. The Company also provided certain personnel, administrative and service functions for which it received a monthly fee from VCM to cover the related costs. The aggregate license fees paid by VCM to the Company for fiscal 2001 were $9,698,000. Effective with the close of business on February 2, 2002, by acquisition of Mazel Stores, Inc.'s interest in VCM for $8,375,000, the Company now owns 100% of VCM and operates the health and beauty care, toy, sporting goods and food departments in the Value City stores.

MERCHANDISE TRANSACTIONS WITH AFFILIATES

       The Company from time to time purchases merchandise from affiliates of SSC. Some of such affiliates manufacture, import and wholesale apparel as their principal business. The members of the Company's merchandising staff use these sources and make their purchasing decisions in the same manner as with unaffiliated sources. Any merchandise purchased from such sources is on terms at least as favorable to the Company as could be obtained in an arm's-length transaction with an unaffiliated third party, and in certain instances, the Company is given terms preferential to those available to unaffiliated customers. Total purchases by the Company from SSC and affiliates for fiscal 2001 were $16,396,000, representing 1.3% of the Company's total purchases during the fiscal year.

       VCM and certain affiliates of SSC from time to time purchase merchandise from the Company, in some instances, on a regular basis. Such purchases are generally made from merchandise in the Company's warehouse inventory at prices equal to the Company's cost plus a handling fee of up to 15.0%.

       The Company will from time to time purchase merchandise on behalf of and ship it directly to affiliates, at cost plus delivery charges. Most transactions of this nature are done with VCM. No such purchases were made during fiscal 2001.

       In May 2001, SSC and the Company entered into a deferred purchase arrangement for the sale of Bugle Boy products that SSC purchased for approximately $11.9 million. As part of the agreement, the Company agreed to purchase at SSC's cost plus a handling fee any unsold Bugle Boy merchandise owned by SSC on February 2, 2002. On February 6, 2002, the final payment was made to SSC.

       In October 2001, SSC and Filene's Basement, Inc. entered into a deferred purchase arrangement for the sale of products that SSC purchased for approximately $2.9 million. As part of the agreement, Filene's agreed to purchase the products at SSC's cost plus a handling fee. On May 13, 2002, the final payment was made to SSC.

CORPORATE SERVICES AGREEMENT

       The Company shares with SSC and its affiliates certain incidental support personnel and services for the purpose of achieving economies of scale and cost savings. These shared services include certain architectural, legal, advertising and administrative services. The Company and SSC have entered into a Corporate Services Agreement, which was amended and restated in June 2002, that sets forth the terms for payment of the costs of these shared services. The Company believes that it is able to obtain such services at a cost, which is equal to or below the cost of providing such services by itself or obtaining such services from unaffiliated third parties. For fiscal 2001, the Company paid SSC or its affiliates $1,444,392 for such services.

       The Corporate Services Agreement also provides for participation by the Company in the self-insurance program maintained by SSC. Under that program, the Company is self-insured for purposes of personal injury and property damage, motor vehicle and Ohio workers' compensation claims up to various specified amounts, and for casualty losses up to $100,000. Claims and losses in excess of the specified amounts are covered by stop-loss or excess liability policies maintained by SSC, which include the Company as a named insured. SSC maintains reserves and pays claims for self-insured amounts under the program and will continue to do so with respect to the Company's participation in the program. SSC charges its affiliates, divisions and the Company premiums based, among other factors, on loss experience and its actual payroll and related costs for administering the program. For fiscal 2001, the Company paid SSC $12,326,000 for participation in the program.

       The Company also provided certain administrative and service functions for VCM. These functions included accounting, MIS and merchandise delivery. For fiscal 2001, the Company charged VCM $2,148,341 for these services.

DEBT AGREEMENTS

         To supplement operating cash requirements, the Company entered into a $100.0 million subordinated secured credit facility with SSC (the "Old Term Loan"). Outstanding advances under the Old Term Loan were subordinated to the Company's then existing bank credit agreement and were subject to a junior lien on assets securing the Company's then existing bank credit agreement. The interest rate and terms of the Old Term Loan were generally the same as the Company's then existing bank credit agreement. The Old Term Loan was paid off as part of the $525.0 million refinancing completed June 12, 2002.

DESCRIPTION OF FEES PAID TO LENDERS UNDER NEW TERM LOANS AND CONVERTIBLE
FACILITY

         On June 11, 2002, the Company and its principal subsidiaries entered into a new three-year $100.0 million term loan facility of which $50.0 million is designated Term Loan B and $50.0 million is designated Term C (the "Term Loans") each of which were provided equally by Cerberus and SSC (the "Lenders"). All obligations under the Term Loans are senior debt, ranking pari passu with the Company's $350.0 million revolving credit facility agented by National City Commercial Finance, Inc., Fleet Retail Finance Inc., Wells Fargo Retail Finance, LLC, The CIT Group/Business Credit, Inc., and General Electric Capital Corporation (the "Revolving Credit Agreement"). The Term Loans stated rate of interest per annum during the initial two years of the agreement is 14% if paid in cash, and 15% if the paid in kind ("PIK") option is elected by the Company. During the first two years of the Term Loans, the Company may pay all of the interest by PIK. During the final year of the Term Loans, the stated rate of interest is 15% if paid in cash or 15.5% by PIK, and the PIK option is limited to 50% of the interest due. The Company has agreed to issue to the Term Loan C lenders warrants ("Warrants") to purchase shares of common stock initially exercisable for 2,957,793 of the shares of Common Stock, at an initial exercise price of $4.50 per share. One half of the Warrants will be issued to SSC. The number of shares issuable upon the exercise of the Warrants and the per share exercise price are subject to adjustment upon the occurrence of specified events. The Warrants are exercisable at any time prior to the tenth anniversary of the date of issuance at the then Warrant exercise price. The Company has granted the Term Loan C lenders registration rights with respect to the shares issuable upon the exercise of the Warrants. The issuance of the Warrants and Common Stock issuable upon exercise of the Warrants is subject to shareholder approval. SSC has agreed to vote its shares of Company common stock in favor of the approval of the issuance of the Warrants and the Common Stock issuable upon exercise of the Warrants.

DISCLOSURE OF THE TERM OF THE CONVERTIBLE FACILITY

       The Company previously entered into a $75.0 million Senior Subordinated Convertible Loan Agreement ("Senior Facility"), dated as of March 15, 2000. The Senior Facility bore interest at various rates. The interest rate increased an additional 50 basis points every 90 days following the first anniversary date. The Senior Facility was due in September 2003. In December 2000, pursuant to the terms of the Senior Facility, SSC purchased the outstanding balance under the same continuing terms. On June 11, 2002, the Company entered into an Amended and Restated Senior Convertible Loan Agreement, which was further amended by Amendment No. 1 to the Amended and Restated Senior Convertible Loan Agreement ("Amended Senior Facility") pursuant to which Cerberus, purchased half of SSC's interest in the Amended Senior Facility and became successor agent for itself and SSC (the "Lenders") under the Amended Senior Facility. The aggregate principal amount advanced under the Amended Senior Facility, all of which is outstanding is $75.0 million. Borrowings under the Amended Senior Facility will bear interest at 10% per annum. At the Company's option, interest may be PIK from the closing date to the second anniversary thereof, and thereafter, at the option of the Company, up to 50% of the interest due may be PIK until maturity. The Amended Senior Facility is guaranteed by all of the Company's principal subsidiaries and is secured by a lien on assets junior to liens granted in favor of Revolving Credit Agreement and the Term Loans. The Amended Senior Facility is not prepayable for five years from the closing date. The agent has the right to designate two observers to the Board for so long as the agent is the beneficial owner of at least 50% of the advances initially made by it and has the right to designate two individuals to the board of directors for so long as the agent is the beneficial owner of at least 50% of the conversion shares issued upon conversion of advances initially made by it. Subject to shareholder approval, amounts outstanding under the Amended Senior Facility are convertible at the option of the Lenders into shares of Common Stock at a initial conversion price of $4.50. The conversion price is subject to adjustment upon the occurrence of specified events. The Company has granted the Lenders registration rights with respect to the shares issuable as interest on and upon conversion of amounts outstanding under the Amended Senior Facility. SSC, as Lender of one-half of the amounts under the Amended Senior Facility, is entitled to one-half of such Common Stock and has registration rights with respect thereto. The conversion of amounts outstanding under the Amended Senior Facility into shares representing in excess of 19.9% of the shares of the Common Stock currently outstanding on June 11, 2002, is subject to shareholder approval. SSC has agreed to vote its Common Stock in favor of approval of such conversion rights.

         The Company recorded $7,109,480 in interest expense for the Old Term Loan and the Senior Facility, of which $4,736,720 was paid during fiscal 2001.

    PROPOSAL TWO: APPROVAL OF THE ISSUANCE OF WARRANTS TO PURCHASE SHARES OF COMMON STOCK, INITIALLY EXERCISABLE FOR UP TO 2,954,793 SHARES OF COMMON STOCK
  AND THE ISSUANCE OF SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE THEREOF AS
     WELL AS ANY ADDITIONAL SHARES OF COMMON STOCK ISSUABLE PURSUANT TO THE
               ANTI-DILUTION AND OTHER PROVISIONS OF THE WARRANTS

         On June 11, 2002, the Company entered into a new three-year $100.0 million term loan facility (the "Terms Loans") provided equally by the Lenders. Pursuant to the Term Loans the Company agreed, subject to shareholder approval, to issue warrants (the "Warrants") initially exercisable for up to 2,954,793 shares of Common Stock. The Common Stock is listed on the NYSE, and, therefore, shareholder approval is required for the issuance of the Warrants and the shares issuable upon exercise of the Warrants because SSC is an affiliate of the Company and will receive one half of the Warrants.

         The following is a summary of the material terms of the form of Warrant, a copy of which is attached as Appendix A. We urge you to read the form of Warrant carefully.

PRINCIPAL TERMS OF THE WARRANTS

         UNDERLYING SECURITIES

         As of July 31, 2002, there were 2,954,793 shares of common stock, without par value per share, underlying the Warrants.

         EXERCISE PERIOD AND PRICE

         The Warrants may be exercised by the holders thereof, in whole or in part, at any time prior to the expiration date. The Warrants expire ten years from the date of issuance. The exercise price shall initially be $4.50 per share, subject to adjustment and readjustment from time to time.

         ADJUSTMENT TO EXERCISE PRICE

         The exercise price may be adjusted under the following circumstances:

         - if the Company issues or sells additional shares of Common Stock without consideration, or for a consideration per share less than the exercise price in effect immediately prior to such issuance or sale (additional shares of Common Stock shall be deemed issued if the Company issues, sells, grants, assumes, or fixes the record for the determination of holders of, any class of securities of the Company entitled to receive options or convertible securities), then the exercise price shall be decreased to the consideration per share for which such additional shares of Common Stock are issued or sold;

         - if the Company declares or pays any dividend on the Common Stock payable in common stock, effects a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock, or effects any combination or consolidation of the outstanding shares of Common Stock into a lesser number of shares of Common Stock, then adequate provision must be made so that the holder shall receive upon exercise of the Warrant a pro rata share of such dividend or other distribution;

         - if the Company sells additional shares of Common Stock for a consideration per share less than the current market price, but greater than the exercise price in effect immediately prior to such issue or sale, then the exercise price shall be decreased based on a weighted average anti-dilution formula; or

         - if the consolidated EBITDA of the Company and its subsidiaries for the fiscal year ending February 1, 2003, is less than $90,000,000 or the combined, unconsolidated EBITDA of each of the Company (excluding subsidiaries), Value City Limited Partnership, Value City of Michigan, Inc., GB Retailers, Inc., Gramex Retail Stores, Inc., VCM, Ltd., and any person acquired after the date of the Warrants that operates Value City department stores is less than $35,000,000 in the aggregate, then the exercise price shall be decreased to $4.00 per share.

         For purposes of adjusting the exercise price due to the issuance of additional shares of common stock, "additional shares of common stock" shall mean all shares of common stock issued or sold by the Company other than the following:

         -        shares issued upon the exercise of the Warrants;

         - additional shares that become issuable upon the exercise of the Warrants by reason of adjustments required pursuant to the anti-dilution provisions applicable to the Warrants;

         - up to 7,153,000 shares of common stock (and, following June 11, 2007, up to an additional 5,000,000 shares of common stock) that are issued to persons other than affiliates of the Company; and

         - shares of common stock issued upon conversion of the Amended Senior Facility and such additional number of shares as may become issuable upon the exercise of any such securities by reason of adjustments required pursuant to anti-dilution provisions.

         ADJUSTMENT OF NUMBER OF SHARES

         Upon the adjustment of the exercise price as described above, except to the extent that the exercise price is adjusted based on EBITDA, a Warrant shall thereafter evidence the right to receive that number of shares of common stock obtained by dividing (i) the product of the aggregate number of shares covered by the warrant immediately prior to such adjustment and the exercise price in effect immediately prior to such adjustment of the exercise price by (ii) the exercise price in effect immediately after such adjustment of the exercise price.

         In the event that the Company issues any share of common stock upon the conversion of convertible securities outstanding on the effective date of the Warrants, the number of shares of Common Stock issuable upon the exercise of a Warrant shall automatically be increased by an amount equal to 8.75% of the shares of Common Stock issued upon such conversion, and the exercise price shall not be adjusted in connection with such increase.

         FAILURE TO APPROVE ISSUANCE OF THE WARRANTS

         If shareholder approval of the issuance of the Warrants is not obtained on or prior to October 31, 2002 (or December 31, 2002 in the event that the meeting of shareholders is delayed as a result of a unilateral action taken by SSC or a shareholder of SSC), the Term Loans shall bear interest on the principal amount thereof, until the date such requisite approval is obtained, at an interest rate per annum equal to the interest rate otherwise in effect pursuant to the terms of the Term Loans plus five percent (5%).

         SSC, who beneficially owns more than 50% of the Company's outstanding shares of Common Stock, has provided an irrevocable proxy to vote in favor of this proposal. Thus, the passage of the proposal is assured.

         IMPACT ON CAPITALIZATION

         As a result of the issuance of Common Stock upon conversion of the Warrants, the holders of Common Stock will experience dilution. As of the date of this proxy statement, the exercise all of the Warrants would result in the issuance of an aggregate of approximately 2,954,793 shares of Common Stock, equal to approximately 8.7% of the Company's outstanding equity. The number of shares of Common Stock issuable to the Lenders is subject to adjustment and readjustment from time to time as described above.

         REGISTRATION RIGHTS

         Each holder of the Warrants shall have the right to request in writing that the Company register all or part of such holder's registrable securities by filing with the SEC a demand registration statement up to three times. The registration statement shall include (i) the registrable securities intended to be disposed of and (ii) the registrable securities intended to be disposed of by any other holder thereof which shall have made a written request for inclusion in such registration within 30 days after the receipt of written notice. Following a request, the Company shall use its reasonable best efforts to cause to be filed with the SEC a registration statement providing for the registration under the Securities Act of the registrable securities which the Company has been so requested to register by all such holders. The

Company shall use its reasonable best efforts to have such registration statement declared effective by the SEC as soon as practicable thereafter and to keep such registration statement continuously effective until such time as all of such registrable securities have been disposed of in accordance with the intended methods of disposition by the seller(s) thereof set forth in such registration statement. Additionally, the holders of the Warrants have the right to register shares held by them in connection with other registrations made by the Company, subject to specific limitations.

EFFECT OF THE MERGER

         If the Merger proposed in proposal five of this proxy statement is consummated, pursuant to the terms of the Warrants, each Warrant will be exchanged for a warrant to purchase an equal number of shares of common stock of the new holding company on the same terms and conditions set forth in the form of Warrant.

REQUIRED VOTE

         The affirmative vote of the holders of a majority of shares of Common Stock present and entitled to vote at the shareholder meeting is required to approve this proposal.

         SSC, who beneficially owns more than 50% of the Company's outstanding shares of Common Stock, has provided an irrevocable proxy to vote in favor of this proposal. Thus, the passage of the proposal is assured.

         THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ISSUANCE OF WARRANTS TO PURCHASE SHARES OF COMMON STOCK INITIALLY EXERCISABLE FOR UP TO 2,954,793 SHARES OF COMMON STOCK AND THE ISSUANCE OF SHARES OF COMMON STOCK UPON EXERCISE THEREOF; AS WELL AS ANY ADDITIONAL SHARES OF COMMON STOCK ISSUABLE PURSUANT TO THE ANTI-DILUTION AND OTHER PROVISIONS OF THE WARRANTS.

PROPOSAL THREE: APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK IN EXCESS OF
 19.9% OF THE NUMBER OF SHARES OUTSTANDING ON THE EFFECTIVE DATE OF THE AMENDED
     AND RESTATED SENIOR CONVERTIBLE LOAN AGREEMENT AS INTEREST ON AND UPON CONVERSION OF AMOUNTS OUTSTANDING THEREUNDER, AS WELL AS ANY ADDITIONAL SHARES
   OF COMMON STOCK ISSUABLE PURSUANT TO THE TERMS OF THE AMENDED AND RESTATED
                            SENIOR CONVERTIBLE LOAN

         The Company is asking you to approve the issuance of more than 6,720,042 shares of Common Stock as interest and upon the conversion of amounts outstanding under the Amended and Restated Senior Convertible Loan Agreement dated June 11, 2002, as amended.

         On June 11, 2002, the Company entered into the Amended and Restated Senior Convertible Loan Agreement with SSC which amended and restated and the original Senior Convertible Loan Agreement, as amended, entered into with Prudential Securities Credit Corp., LLC, on March 15, 2000, and subsequently purchased by SSC (the "Senior Facility"). The Amended and Restated Senior Convertible Loan Agreement was further amended by Amendment No. 1 to the Amended and Restated Senior Convertible Loan Agreement (the "Amended Senior Facility") pursuant to which Cerberus purchased one half of SSC's interest in the Amended Senior Facility and became successor agent for itself and SSC (the "Lenders") under the Amended Senior Facility. The aggregate principal amount advanced under the Amended Senior Facility, all of which is outstanding, is 75 million.

         The Amended Senior Facility permits the Lenders to convert principal and interest advanced to the Company under the Amended Senior Facility into shares of Common Stock. As of July 31, 2002, the conversion price was $4.50 per share, subject to adjustment as described below. If the Company issues shares of Common Stock upon conversion of amounts due under the Amended Senior Facility, the amount due under the Amended Senior Facility will be reduced by an amount equal to the aggregate conversion price.

         Because the Common Stock is listed on the NYSE, shareholder approval must be obtained prior to issuing Common Stock or securities that are convertible into, or exercisable for, Common Stock in one transaction or a series of related transactions if:

         - the Common Stock has, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of such stock or securities convertible into or exercisable for Common Stock; or

         - the number of shares of Common Stock to be issued, is or will be upon issuance, equal to or in excess of 20% of the number of shares of Common Stock outstanding before the issuance of the Common Stock or of securities convertible into or exercisable for Common Stock.

         Due to the limited time available to consummate the Amended Senior Facility described above, the Company did not have sufficient time to hold a special meeting of shareholders to obtain prior approval of the terms and issuance of Common Stock upon the conversion of amounts outstanding under the Amended Senior Facility. As a result, the Company entered into the Amended Senior Facility and limited its conversion to an aggregate of 19.9% of the Common Stock outstanding prior to such issuance, until shareholder approval is obtained for the issuance of more than 19.9% of the Common Stock outstanding prior to such issuance. Therefore, the Company may only issue up to 6,720,042 shares of Common Stock pursuant to the terms of the Amended Senior Facility at this time.

         The Company agreed with the agent for the Lenders under the Amended Senior Facility to seek shareholder approval of the issuance of Common Stock upon the conversion of amounts outstanding under the Amended Senior Facility. Accordingly, this matter is being submitted for approval at the upcoming Annual Meeting. Under the terms of the Amended Senior Facility, the Company cannot issue shares of Common Stock upon conversion of amounts outstanding under the Amended Senior Facility in excess of the 19.9% threshold until the shareholder approval contemplated by this proposal is received.

         The following is a summary of the material terms of the Amended Senior Facility, a copy of which is attached as Appendix B. We urge you to read the Amended Senior Facility closely.

PRINCIPAL TERMS OF THE AMENDED SENIOR FACILITY

         CONVERSION

         To the extent any portion of the Amended Senior Facility remains outstanding, any Lender may, at its option, convert all or any portion of its pro rata share of the loan into fully paid and nonassessable shares of Common Stock at the conversion price in effect at such time. The number of shares of Common Stock into which Lenders may convert amounts outstanding under the Amended Senior Facility is calculated by dividing the principal amount of the portion of the Lenders pro rata share of the loan to be converted plus all accrued and unpaid interest thereon by the conversion price. The conversion price is initially equal to $4.50 per share, subject to certain adjustments described below.

         ADJUSTMENTS TO THE CONVERSION PRICE AND NUMBER OF SHARES

         The conversion price may be adjusted under the following circumstances:

         - if the consolidated EBITDA of the Company and its subsidiaries for the fiscal year ending February 1, 2003, is less than $90,000,000 or the combined, unconsolidated EBITDA of each of the Company (excluding subsidiaries), Value City Limited Partnership, Value City of Michigan, Inc., GB Retailers, Inc., Gramex Retail Stores, Inc., VCM, Ltd., and any person acquired after the date of the Amended Senior Facility that operates Value City department stores is less than $35,000,000 in the aggregate, then effective as of the close of business on February 1, 2003, the conversion price shall be reduced to $4.00 per share;

         - in the event the outstanding shares of common stock are combined or consolidated into a lesser number of shares of common stock; or

         - in the event that the Company issues additional shares of common stock without consideration or for a consideration per share less than the conversion price in effect on the date of and immediately prior to such issuance.

         For purposes of adjustments to the conversion price the following events shall be deemed the issuance of additional shares of Common Stock:

         - the issuance of any options or convertible securities, or the fixing of a record date for the determination of holders of any class of securities entitled to receive any such options or convertible securities; and

         - the payment of any dividend or any other distribution on the common stock payable in common stock, or the subdivision of the outstanding shares of Common Stock.

         For purposes of adjusting the conversion price due to the issuance of additional shares of common stock, "additional shares of common stock" shall mean any or all shares of common stock issued by the Company after the effective date of the Amended Senior Facility, other than the following:

         - shares issued upon the conversion of the amounts outstanding under the Amended Senior Facility;

         - additional shares that become issuable upon the conversion of amounts outstanding under the Amended Senior Facility by reason of adjustments required pursuant to the anti-dilution provisions then in effect;

         - up to 7,153,000 shares of common stock (and following the fifth anniversary of the effective date of the Amended Senior Facility, up to an additional 5,000,000 shares of common stock) that are issued to persons other than affiliates of the Company; and

         - shares of common stock issued upon the exercise of the Warrants.

         No adjustment in the number of shares of common stock into which amounts outstanding under the Amended Senior Facility are convertible shall be made unless the consideration per share for an additional share of Common Stock issued is less than the greater of the current market price and the fair market value on the date of issue of such additional share of Common Stock.

         INTEREST

         Borrowings under the Amended Senior Facility will bear interest at 10% per annum. At the Company's option, interest may be PIK from the closing date to the second anniversary thereof, and thereafter, at the option of the Company, up to 50% of the interest due may be PIK until maturity.

         IMPACT ON CAPITALIZATION

         In considering the dilutive effect of the issuance of Common Stock as interest on and upon the conversion of amounts outstanding under the Amended Senior Facility and otherwise pursuant to the terms of the Amended Senior Facility, you should keep in mind that the actual number of shares of common stock that the Lenders under the Amended Senior Facility are entitled to receive is currently limited by the listing requirements of the NYSE to 6,720,042, or 19.9% of the number of shares of Common Stock outstanding on June 11, 2002 (the effective date of the Amended Senior Facility).

         As a result of the issuance of Common Stock upon conversion of amounts outstanding under the Amended Senior Facility, the holders of Common Stock will experience dilution. As of the date of this proxy statement, the conversion at $4.00 per share of the entire amount due under the Amended Senior Facility would result in the issuance of an aggregate of approximately 18,750,000 shares of Common Stock, equal to approximately 35.7% of the Company's outstanding equity. The conversion at $4.50 per share of the entire amount due under the Amended Senior Facility would result in the issuance of approximately 16,666,666.7 shares of Common Stock, equal to approximately 33% of the Company's outstanding equity. The number of shares of Common Stock into which Lenders may convert amounts outstanding under the Amended Senior Facility is calculated by dividing the principal amount of the portion of the Lenders' pro rata share of the loan to be converted plus all accrued and unpaid interest thereon by the conversion price. The conversion price is initially equal to $4.50 per share, subject to adjustment and readjustment from time to time as provided in Section 13 of the Amended Senior Facility as described below.

         FAILURE TO OBTAIN SHAREHOLDER APPROVAL

         If shareholder approval for the issuance of shares of Common Stock in excess of 19.9% of the number of shares outstanding on June 11, 2002, is not obtained and all of the conversion shares are not approved for listing on the NYSE on or prior to October 31, 2002 (or December 31, 2002 in the event that the meeting of shareholders is delayed as a result of a unilateral action taken by SSC or a shareholder of SSC), the Amended Senior Facility shall bear interest on the principal amount thereof, from June 11, 2002 until the date such requisite approval is obtained, at an interest rate per annum equal to the interest rate otherwise in effect pursuant to the terms of the Amended Senior Facility plus five percent (5%).

         SSC, who beneficially owns more than 50% of the Company's outstanding shares of Common Stock, has provided an irrevocable proxy to vote in favor of this proposal. Thus, the passage of the proposal is assured.

         REGISTRATION RIGHTS

         Each of the Lenders has the right to request in writing that the Company register all or part of its registrable securities by filing with the SEC a demand registration statement up to three times. The Company shall include in the registration statement: (i) the registrable securities intended to be disposed of and (ii) the registrable securities intended to be disposed of by any other holder thereof which shall have made a written request for inclusion thereof in such registration within 30 days after the receipt of written notice. Following a request, the Company shall use its reasonable best efforts to cause to be filed with the SEC a registration statement providing for the registration under the Securities Act of the registrable securities which the Company has been so requested to register by all such holders. The Company shall use its reasonable best efforts to have such registration statement declared effective by the SEC as soon as practicable thereafter and to keep such registration statement continuously effective until such time as all of such registrable securities have been disposed of in accordance with the intended methods of disposition by the seller(s) thereof set forth in such registration statement. Additionally, the Lenders have the right to register shares held by them in connection with other registrations made by the Company, subject to specified limitations.

         LIMITATIONS ON THE RIGHTS OF THE LENDERS TO CONVERT

         Until shareholder approval of this proposal is obtained and so long as the Common Stock is listed on the NYSE, the Lenders under the Amended Senior Facility may not convert amounts outstanding under the Amended Senior Facility into more than an aggregate of 19.9% of the Common Stock outstanding as of June 11, 2002 (the effective date of the Amended Senior Facility), or 6,720,042 shares of Common Stock (adjusted for stock splits and similar transactions).

EFFECT OF THE MERGER

         If the Merger proposed in proposal five of this proxy statement is consummated, pursuant to the terms of the Amended Senior Facility, the Lenders will have the right to receive shares of common stock of the new holding company upon conversion of amounts due under the Amended Senior Facility on the same terms and conditions set forth in the Amended Senior Facility.

REQUIRED VOTE

         The affirmative vote of the holders of a majority of shares of the Common Stock present and entitled to vote at the shareholder meeting is required to approve this proposal.

         SSC, who beneficially owns more than 50% of the Company's outstanding shares of Common Stock, has provided an irrevocable proxy to vote in favor of this proposal. Thus, the passage of the proposal is assured.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK IN EXCESS OF 19.9% OF THE NUMBER OF SHARES OUTSTANDING ON THE EFFECTIVE DATE OF THE AMENDED SENIOR FACILITY AS INTEREST ON AND UPON CONVERSION OF AMOUNTS OUTSTANDING THEREUNDER, AS WELL AS PURSUANT TO THE TERMS OF THE AMENDED SENIOR FACILITY.

      PROPOSAL FOUR: APPROVAL OF AMENDMENT TO THE 2000 STOCK INCENTIVE PLAN

         The Board of has unanimously approved an amendment to the Value City Department Stores, Inc. 2000 Stock Incentive Plan (the "2000 Plan"), subject to approval of the amendment by the shareholders, to increase the number of shares that may be issued under the 2000 Plan from 3,000,000 to 13,000,000 and to increase the number of shares that may be awarded to an individual in any performance period from 2,500,000 to 3,000,000. At the Annual Meeting, there will be submitted to shareholders a proposal to approve the amendment to the 2000 Plan.

         The following summary of the principal features of the 2000 Plan is qualified in its entirety by the full text of the 2000 Plan, as amended, which is attached hereto as Appendix C and incorporated herein by reference. A vote in favor of approving the amendment to the 2000 Plan will constitute approval of all terms of the 2000 Plan, including those applicable to covered officers designated from time to time by the Stock Option Committee.

PURPOSE

         The 2000 Plan is intended to further the growth and profitability of the Company by providing increased incentives to, and encourage share ownership on the part of:

         -        certain employees of the Company and its affiliates
                  ("Employees");
         - consultants who provide significant services to the Company and its affiliates ("Consultants"); and
         - directors of the Company who are employees of neither the Company nor any affiliate ("Non-employee Directors").

GENERAL

         The 2000 Plan permits the granting of stock options, stock appreciation rights, restricted stock awards, performance units and performance shares (collectively, "Awards") to eligible participants. The total number of shares of the Company's common stock available for Awards to be granted under the 2000 Plan prior to the amendment was 3,000,000 shares, and is 13,000,000 shares as amended. If an Award expires or is canceled without having been fully exercised or vested, the unvested or cancelled shares will be available again for grants of Awards.

ADMINISTRATION OF THE 2000 PLAN

         The 2000 Plan is administered by the Stock Option Committee appointed by the Company's Board. The members of the Stock Option Committee must qualify as "non-employee directors" under Rule 16b-3 under the Securities Exchange Act of 1934 ("Rule 16b-3"), and as "outside directors" under section 162(m) of the Code. Subject to the terms of the 2000 Plan, the Stock Option Committee has the sole discretion to determine the Employees and Consultants who shall be granted Awards, the terms and conditions of such Awards, and to construe and interpret the 2000 Plan. The Stock Option Committee also is responsible for making adjustments in outstanding Awards, the shares available for Awards, and the numerical limitations for Awards to reflect any transactions such as stock splits or stock dividends. The Stock Option Committee may delegate its authority to one or more directors or officers; provided, however, that the Stock Option Committee may not delegate its authority and powers (a) with respect to Section 16 persons, or (b) in any way which would jeopardize the 2000 Plan's qualification under Section 162(m) of the Code or Rule 16b-3. The Board may amend or terminate the 2000 Plan at any time and for any reason, but to the extent required under Rule 16b-3, material amendments to the 2000 Plan must be approved by shareholders.

ELIGIBILITY TO RECEIVE AWARDS

         Management, Employees and Consultants of the Company and its affiliates (i.e., any corporation or other entity controlling, controlled by, or under common control with the Company) are eligible to be selected to receive one or more Awards. The actual number of Employees and Consultants who will receive Awards under the 2000 Plan cannot be determined because eligibility for participation in the 2000 Plan is at the discretion of the Stock Option Committee. No participant may receive Awards covering more than 2,500,000 shares during any performance period under the 2000 Plan. If the amendment is approved by the shareholders, no participant will be able to receive Awards covering more than 3,000,000 shares during any performance period. The 2000 Plan also permits Non-employee Directors to elect to receive all or part of their annual retainer in shares of Common Stock, and provides for the automatic grant of options to purchase 1,000 shares each fiscal quarter to Non-employee Directors. Non-employee Directors are not eligible for any of the other Awards available under the 2000 Plan.

AWARDS TO COVERED OFFICERS

         For each performance period, the Stock Option Committee will designate, prior to the completion of 25% of the period (or such earlier or later date as is permitted or required by Section 162(m) of the Code), which executive officers are deemed to be "Covered Officers," the deductibility of whose compensation may be limited by Section 162(m) of the Code. All Awards to Covered Officers must be made in a manner that allows for the full deductibility of the Award by the Company. In general, options granted at fair market value will qualify. All other Awards must be contingent on the achievement of one or more "performance goals," based on the business criteria of the type defined in the 2000 Plan, in amounts determined by the Stock Option Committee prior to the completion of 25% of the performance period (or such earlier or later date as is permitted or required by Section 162(m) of the Code). Extraordinary events, as defined in the 2000 Plan will either be excluded or included in determining whether performance goals are achieved, whichever will produce the higher Award. The Stock Option Committee does, however, have the discretion to reduce or eliminate the amount of any Award, taking into consideration extraordinary events or other factors. In no event can an Award under the 2000 Plan to a Covered Officer be increased. Awards may be paid to Covered Officers only after the Stock Option Committee has certified in writing that the performance goals have been achieved.

OPTIONS

         The Stock Option Committee may grant incentive stock options, which entitle the holder to favorable tax treatment, and/or nonqualified stock options. The number of shares covered by each option is determined by the Stock Option Committee. The price of the shares of Common Stock subject to each option is set by the Stock Option Committee but cannot be less than 25% of the fair market value of the shares on the date of grant. In addition, the exercise price of an incentive stock option must be at least 100% of fair market value on the grant date or 110% of fair market value if the participant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

         The exercise price of each option must be paid in full at the time of exercise. The Stock Option Committee also may permit payment through the tender of shares of Common Stock already owned by the participant, or by any other means which the Stock Option Committee determines to be consistent with the Plan's purpose. Any taxes required to be withheld must be paid by the participant at the time of exercise. If the exercise price of an option is paid in shares, the Stock Option Committee may provide that the participant will receive a new option covering a number of shares equal to the number of shares tendered to exercise the previously granted option, including shares used for tax withholding. The terms and conditions of the new option generally will be similar to the terms and conditions applicable to the exercised option, except that the new option will have an exercise price determined on the date of its grant.

         Options become exercisable and terminate at the times and on the terms established by the Stock Option Committee, but options generally may not expire later than 10 years after the date of grant.

STOCK APPRECIATION RIGHTS

         Stock appreciation rights ("SARs") may be granted as a separate Award or together with an option. Upon exercise of an SAR, the participant will receive a payment from the Company equal to: (1) the excess of the fair market value of a share on the date of exercise over the exercise price, times (2) the number of shares with respect to which the SAR is exercised. SARs may be paid in cash or shares of Common Stock, as determined by the Stock Option Committee. The number of shares covered by each SAR is determined by the Stock Option Committee. The Stock Option Committee also determines the other terms and conditions of each SAR. SARs expire at the times established by the Stock Option Committee, but subject to the same maximum time limits as are applicable to employee options granted under the 2000 Plan.

RESTRICTED STOCK AWARDS

         Restricted stock awards are shares of the Common Stock which vest in accordance with terms established by the Stock Option Committee in its discretion. For example, the Stock Option Committee may provide that restricted stock will vest only if one or more performance goals are satisfied and/or only if the participant remains employed with the Company for a specified period of time. Any performance measures may be applied on a Company-wide or an individual business unit basis, as deemed appropriate in light of the participant's specific responsibilities.

PERFORMANCE UNITS AND PERFORMANCE SHARES

         Performance units and performance shares are amounts credited to a bookkeeping account established for the participant. A performance unit has an initial value that is established by the Stock Option Committee at the time of its grant. A performance share has an initial value equal to the fair market value of a share of Common Stock on the date of grant. Whether a performance unit or share actually will result in a payment to a participant will depend upon the extent to which performance goals established by the Stock Option Committee are satisfied. The applicable performance goals and all other terms and conditions of the Award are determined by the Stock Option Committee. After a performance unit or share has vested, that is, after the applicable performance goal or goals have been achieved, the participant will be entitled to a payment of cash and/or common stock, as determined by the Stock Option Committee. The Stock Option Committee also may waive the achievement of any performance goals for any performance units or shares, but not for executive officers.

NON-EMPLOYEE DIRECTOR OPTIONS AND STOCK

         The 2000 Plan also provides for the automatic grant of stock options to Non-employee Directors. Each Non-employee Director automatically will receive, as of the first trading day in each fiscal quarter, an option to purchase 1,000 shares. The exercise price of each Non-employee Director option is 100% of the fair market value of the shares on the date of grant. Each such option becomes exercisable one year after the date of grant, assuming continuous service as a Non-employee Director.

         All options granted to Non-employee Directors will expire ten years after the date of grant. If a director terminates service on the Board prior to an option's normal expiration date, the option will terminate three months after termination of service for any reason other than death, disability or retirement, but not later than the original maximum term of the option. Options will expire one year after termination on account of retirement, disability or death. The Non-employee Director provisions of the 2000 Plan are administered by the Board rather than the Stock Option Committee.

         The 2000 Plan also permits each Non-employee Director to elect to forego receipt of all or a portion of the director's meeting fees in exchange for shares of Common Stock having a fair market value equal to the amount of foregone compensation. The number of shares received is determined by dividing the amount of foregone compensation by the fair market value of a share on the date that the compensation otherwise would have been paid.

FORFEITURE

         If a participant or former participant engages in a breach of conduct, including conduct prejudicial to or in conflict with the Company or an affiliate or competes with the Company, all outstanding and unexercised Awards may be cancelled and terminated. In addition, participants may have to reimburse the Company for any gain realized or payment received upon the exercise or payment of an Award within one year of the harmful behavior.

AWARDS TO BE GRANTED TO CERTAIN INDIVIDUALS AND GROUPS

         As described above, the Stock Option Committee has discretion to determine the number and type of Awards to be granted to any employee or consultant. Accordingly, the actual number and type of Awards to be granted in the future is not determinable, other than the automatic grant of options to Non-employee Directors. The following table sets forth the aggregate number of stock options and shares of restricted stock granted under the 2000 Plan as of July 31, 2002, subject to approval of the amendment to the 2000 Plan by shareholders.

NAME OF INDIVIDUAL OR GROUP                                   OPTION SHARES                      RESTRICTED SHARES
---------------------------                                   -------------                      -----------------
John C. Rossler, President and                                  2,435,000                            110,000
Chief Executive Officer

Alan R. Schlesinger                                               116,667                             116,667
President and Chief
Executive Officer of
Filene's Basement, Inc.

James A. McGrady                                                  575,000                            5,000
Executive Vice President,
Chief Financial Officer,
Treasurer and Secretary

Edwin J. Kozlowski                                              1,720,000                            80,000
Executive Vice President
and Chief Operating
Officer

Raymond L. Blanton                                                572,000                            20,000
Executive Vice President
and General Merchandise
Manager

George Kolber                                                       --                                  --

All executive officers, as a group                              4,774,000                            222,000

All directors who are not executive                                54,000                               --
Officers, as a group

All employees who are not executive                             2,731,317                            116,667
Officers, as a group

NONTRANSFERABILITY OF OPTIONS

         Except for nonqualified stock options, Awards granted under the 2000 Plan may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the applicable laws of descent and distribution. Nonqualified stock options may be transferred for no consideration to family members or to trusts or other entities for their benefit, or to other persons, if approved by the Stock Option Committee.

TAX ASPECTS

         Based on management's understanding of current federal income tax laws, the tax consequences of the grant of Awards under the 2000 Plan are, generally, as follows:

         A recipient of an option or SAR granted under the 2000 Plan will not have regular taxable income at the time of grant.

         Upon exercise of a nonqualified stock option or SAR, the optionee generally must recognize taxable income in an amount equal to the fair market value on the date of exercise of the shares received, minus the exercise price. If an SAR is paid in cash, the recipient must recognize taxable income in an amount equal to the cash payment. Any gain or loss recognized upon any later sale or other disposition of the acquired shares generally will be capital gain or loss.

        Upon exercise of an incentive stock option, the optionee generally will not be required to recognize any regular taxable income on account of such exercise, provided the optionee does not dispose of the shares that he or she acquires within two years after the date the incentive stock option was granted, nor within one year after the exercise date. The optionee will have alternative minimum taxable income. Upon a later sale or other disposition of the shares, the optionee must recognize long-term capital gain and/or ordinary taxable income, depending upon whether the optionee holds the shares for the specified holding periods.

         A participant who receives restricted stock or performance units or shares will not recognize taxable income upon receipt, but instead will recognize ordinary income when the shares or units vest. Alternatively, with respect to restricted stock, a participant may elect under section 83(b) of the Code to be taxed at the time of receipt. In all cases, the amount of ordinary income recognized by the participant will be equal to the fair market value of the shares at the time income is recognized, less the amount of any price paid for the shares. In general, any gain recognized thereafter will be capital gain.

         At the discretion of the Stock Option Committee, a participant may satisfy tax withholding requirements under federal and state tax laws in connection with the exercise or receipt of an Award by electing to have shares withheld, or by delivering to the Company already-owned shares, having a value equal to the amount required to be withheld.

         The Company generally will be entitled to a tax deduction in connection with an Award made under the 2000 Plan only to the extent that the participant recognizes ordinary income from the Award. Section 162(m) of the Code contains special rules regarding the federal income tax deductibility of compensation paid to the Company's Chief Executive Officer and to each of the other four most highly compensated executive officers. The general rule is that annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000 or qualifies as "performance-based" compensation under section 162(m) of the Code. The 2000 Plan has been designed so that Awards to Covered Officers should qualify as performance-based compensation under section 162(m) of the Code.

REQUIRED VOTE

         Approval of the amendment to the 2000 Plan requires the affirmative vote of a majority of the shares represented and voting, in person or by proxy, at the Annual Meeting. No Awards granted subject to such approval will be paid pursuant to the 2000 Plan if shareholder approval is not obtained.

         SSC, who beneficially owns more than 50% of the Company's outstanding shares of Common Stock, has provided an irrevocable proxy to vote in favor of this proposal. Thus, the passage of the proposal is assured.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE AMENDMENT TO THE 2000 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES THAT MAY BE ISSUED THEREUNDER FROM 3,000,000 TO 13,000,000 AND TO INCREASE THE NUMBER OF SHARES THAT MAY BE AWARDED TO AN INDIVIDUAL IN ANY PERFORMANCE PERIOD FROM 2,500,000 TO 3,000,000.

                      PROPOSAL FIVE: APPROVAL OF THE MERGER

         The Board has unanimously approved a proposal to reorganize the Company whereby a subsidiary of the Company would merge with and into the Company thereby creating a holding company (the "Merger"). For the reasons set forth below, the Board unanimously recommends that you approve the Merger. The Company will cause a new Ohio corporation ("Holdings") to be incorporated as a direct wholly-owned subsidiary of the Company and Value City Merger Sub ("Merger Sub") to be incorporated as an Ohio corporation and as a wholly-owned subsidiary of Holdings. Merger Sub will then be merged with and into the Company.

SUMMARY OF THE EFFECTS OF THE MERGER

         The following is a summary of the Merger and the merger agreement. A copy of the merger agreement is attached to this proxy statement as Appendix D (the "Merger Agreement"). This summary is qualified in its entirely by reference to the Merger Agreement. We urge you to read the agreement closely.

         Upon approval by the Company's shareholders, the Merger will not change the law applicable to our corporate affairs and will not result in differences in your rights. Because the Merger involves a merger into the Company and a simultaneous share exchange, shareholders who do not vote in favor of the reorganization are entitled to appraisal rights.

         MANNER OF EFFECTING THE MERGER

         The Merger will be effected by merging Merger Sub with and into the Company in accordance with the terms of the Merger Agreement. At the effective time of the Merger, Holdings will receive newly-issued Common Stock of the Company as the surviving corporation of the Merger in exchange for the common stock of Merger Sub. Each share of Common Stock issued and outstanding immediately prior to the Merger will be converted into and exchanged for a share of common stock of Holdings (on a share-for-share basis) having the same designations, rights, powers, preferences, qualifications, limitations and restrictions, as the share of the Company being converted. As a result of the Merger, Holdings will become the sole shareholder of the Company.

         Former shareholders of the Company will be required to surrender their certificates representing shares of Common Stock to the transfer agent and will receive a certificate representing shares of Holdings common stock in the same number as were represented by the Company certificate surrendered.

         As a result of the Merger, Holdings will have substantially the same articles of incorporation, code of regulations, executive officers and directors that the Company had prior to the reorganization. The Merger will not result in the recognition of income or gain for federal income tax purposes by the shareholders of the Company. Holdings will also assume all of the Company's obligations under the various employee benefit plans. Each outstanding option to purchase Common Stock granted pursuant to the Company's stock option plans will be converted into an option to purchase the same number of shares of common stock of Holdings, with the same terms and conditions as the corresponding Company option. Each outstanding share of the Company's restricted Common Stock will be converted into restricted common stock of Holdings, with the same terms, conditions and restrictions as the corresponding Company restricted stock.

         APPRAISAL RIGHTS

         The following is a summary of the appraisal rights afforded to Company shareholders as a result of the Merger. A copy of the appraisal rights statute is attached to this proxy statement as Appendix E. This summary is qualified in its entirely by reference to the statute. We urge you to read the statute closely.

         The shareholder seeking to qualify as a dissenting shareholder must be a record holder of the shares as of the date fixed for the determination of shareholders entitled to receive notice of the meeting called for the purpose of voting upon the proposal. Additionally, the shareholder must not vote in favor of the proposal.

         No later than ten (10) days after the date on which the vote on the Merger is approved by the shareholders, the shareholder must deliver to the Company a written demand for payment to the shareholder of the fair cash value of the shares as to which the shareholder seeks relief. The demand must include the shareholder's address, the number and class of such shares held by the shareholder for which the shareholder is seeking relief, and the amount claimed by the shareholder as the fair cash value of the shares.

         The Company, upon receipt of the demand notice, may then request the share certificates, representing the shares for which the shareholder seeks relief, be sent to the Company. The shareholder will have fifteen (15) days from the date of such request by the Company to deliver the certificates to the Company. Upon receipt of the certificates, the Company may attach a legend to the certificates indicating that a demand for fair value has been made and then promptly return such certificates to the shareholder. If the shareholder fails to deliver the certificates, then the Company may, at its option, terminate such shareholder's right to dissent by providing written notice to the shareholder of such shareholder's failure to deliver the certificates within twenty (20) days after the expiration of the fifteen (15) day period in which the shareholder had to deliver the certificate. However, a court, for good cause shown, may direct that such failure does not terminate the shareholder's right. In the event the dissenting shareholder holds uncertificated shares, then the Company shall make an appropriate notation of the demand for payment on its shareholder records. Any subsequent issuance of a certificate or certificates derived from a certificate or uncertificated shares for which a demand has been made for fair cash value shall also bear the legend described above.

         If no agreement can be reached by the Company and the dissenting shareholder as to the fair cash value per share of the shares for which the dissenting shareholder seeks relief, either the dissenting shareholder or the Company may file, within three (3) months after the service of the demand by the dissenting shareholder, a complaint in the court of common pleas of the county where the principal offices of the Company is currently located or was located at the time the proposal was adopted. Other dissenting shareholders may join as plaintiffs or be joined as defendants in any such proceeding during this three month period. Also, two or more such actions may be consolidated.

         The complaint itself must contain a brief statement of facts, including the vote taken and the results of that vote, and the facts entitling the dissenting shareholder to the relief demanded. No answer to the complaint is required. After the complaint is filed, regular court actions with respect to the filing of a complaint and the provision of notice thereof would be followed.

         At the hearing on the complaint, the court will determine based upon the complaint and other evidence provided whether the dissenting shareholder is entitled to be paid the fair cash value of any shares and, if so, the number and class of such shares. The court may appoint one or more appraisers to determine what the fair cash value is for those shares. The court would then make a finding as to the fair cash value of a share and render judgement against the Company to pay such amount within thirty (30) days of such decision or the consummation of the corporate action involved, whichever occurs last, along with such interest as the court deems equitable. The costs of the action shall also be assessed and apportioned as the court deems equitable.

         A determination of fair cash value shall be determined as of the day prior to the day on which the vote by the shareholders was taken. The fair cash value is defined as "the amount that a willing seller who is under no compulsion to sell would be willing to accept and that a willing buyer who is under no compulsion to purchase would be willing to pay, but in no event shall the amount exceed the amount specified in the demand of the dissenting shareholder."

         In the event that more than 10% of the Company's existing shareholders exercise their appraisal rights, the Company will not consummate the Merger.

OUR REASONS FOR SEEKING THE PROPOSED MERGER

         The major reasons we are seeking to create a holding company structure is that it will give us more flexibility in future transactions with strategic partners, investors and the like, to facilitate, as appropriate, limitation of operational liabilities to individual operating units, and to simplify our day-to-day business operations. By implementing the holding company structure, only the assets of each operating company would be subject to the operating liabilities of such operating company. The reorganization would provide the greatest flexibility for structuring strategic relationships with third parties that are most advantageous to our shareholders.

FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

         The Merger will constitute a tax-free reorganization under Section 368 of the Code and the holders of Common Stock will not recognize any gain or loss as a result of the Merger of Merger Sub and exchange of shares of Common

Stock for shares of common stock of Holdings. For federal income tax purposes, each shareholder of the Company will retain the same tax basis in his or her common shares of Holdings as they had in the corresponding Common Stock held by the shareholder immediately prior to the effective time of the Merger, and the holding period for the common shares of Holdings will include the period during which the shareholder held the corresponding Common Stock.

         Although the Company does not anticipate that state or local tax consequence will vary from the federal income tax consequences described above, shareholders should consult their own tax advisors as to the effect of the Merger under state, local or foreign income tax laws.

         The affirmative vote of a majority of shares outstanding and entitled to vote is necessary to approve and adopt Proposal for the Merger. A vote FOR the Merger will constitute approval of the Merger Agreement and the transactions contemplated thereby and hereby.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE MERGER.

                         INDEPENDENT PUBLIC ACCOUNTANTS

       The Company's Annual Report to Shareholders for the fiscal year ended February 2, 2002, contained financial statements for such year and the signed opinion of Deloitte & Touche LLP, independent public accountants, with respect to such financial statements has been provided to the shareholders. It is anticipated that representatives of Deloitte & Touche LLP, will be present at the Annual Meeting to respond to appropriate questions and to make a statement if such representatives so desire. The Annual Report is not to be regarded as proxy soliciting material and management does not intend to ask, suggest or solicit any action from the shareholders with respect to such report.

                         COST OF SOLICITATION OF PROXIES

       The Company will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of stock. Representatives of the Company may solicit proxies by mail, telegram, telephone, or personal interview.


                              SHAREHOLDER PROPOSALS

       Each year the Board submits its nominations for election of directors at the Annual Meeting of Shareholders. Other proposals may be submitted by the Board of Directors or the shareholders for inclusion in the proxy statement for action at the Annual Meeting. Any proposal submitted by a shareholder for inclusion in the proxy statement for the Annual Meeting of Shareholders to be held in 2003 must be received by the Company (addressed to the attention of the Secretary) on or before January 31, 2003. To be submitted at the meeting, any such proposal must be a proper subject for shareholder action under the laws of the State of Ohio, and must otherwise conform to applicable requirements of the Proxy Rules of the SEC. Any shareholder proposal submitted outside the processes of Rule 14a-8 under the Securities Exchange Act of 1934 for presentation at our 2003 annual meeting will be considered untimely for purposes of Rule 14a-4 and 14a-5, if notice thereof is received by the Company after April 15, 2003. To be submitted at the meeting, any such proposal must be a proper subject for shareholder action under the laws of the State of Ohio.

                                  OTHER MATTERS

       The only business which management intends to present at the meeting consists of the matters set forth in this statement. Management knows of no other matters to be brought before the meeting by any other person or group. If any other matter should properly come before the meeting, the proxy enclosed confers upon the persons designated herein authority to vote thereon in their discretion.

       THE COMPANY'S 2001 ANNUAL REPORT ON FORM 10-K/A, INCLUDING FINANCIAL STATEMENTS, WAS FURNISHED TO SHAREHOLDERS PRIOR TO THE MAILING OF THIS PROXY STATEMENT. EXTRA COPIES OF THE ANNUAL REPORT ON FORM 10-K/A FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, ARE AVAILABLE UPON REQUEST, DIRECTED TO JAMES A. MCGRADY, EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER, TREASURER AND SECRETARY OF THE COMPANY, AT 3241 WESTERVILLE ROAD, COLUMBUS, OHIO 43224.

                                                                      Appendix A



                                 FORM OF WARRANT



THIS WARRANT AND ANY SECURITIES ACQUIRED UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS. THIS WARRANT AND SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE TERMS AND CONDITIONS SPECIFIED IN THIS WARRANT.


                       VALUE CITY DEPARTMENT STORES, INC.

                          COMMON STOCK PURCHASE WARRANT

No. [W-]                                                      ___________, 2002


                                                Warrant to Purchase 1,477,396(1)
                                                          Shares of Common Stock


         VALUE CITY DEPARTMENT STORES, INC., an Ohio corporation (the "Company"), for value received, hereby certifies that Cerberus Partners, L.P., a Delaware limited partnership, or its registered assigns (the "Holder"), is entitled to purchase from the Company 1,477,396 shares of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock, no par value per share, of the Company (the "Common Stock"), at a purchase price equal to the Purchase Price (this "Warrant"), at any time or from time to time but prior to 5:00 P.M., New York City time, on ________(2) (the "Expiration Date"), all subject to the terms, conditions and adjustments set forth below in this Warrant; PROVIDED, that the purchase price per share of Common Stock hereunder shall not in any event be less than the par value of the Common Stock. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned such terms in the Financing Agreement.

         1. DEFINITIONS. As used herein, unless the context otherwise requires, the following terms shall have the meanings indicated:


---------------------------
(1)   Each warrant is for one half of 2,954,793 shares.

(2) Expiration Date will be ten years from the date of issuance of the warrant.

         "ADDITIONAL SHARES OF COMMON STOCK" shall mean all shares (including treasury shares) of Common Stock issued or sold (or, pursuant to Section 3.2(b) or 3.5(b), deemed to be issued) by the Company after the date hereof, whether or not subsequently reacquired or retired by the Company, other than

         (a) shares issued upon the exercise of the Financing Warrants,

         (b) such number of additional shares as may become issuable upon the exercise of the Financing Warrants by reason of adjustments required pursuant to the anti-dilution provisions applicable to the Financing Warrants as in effect on the date hereof,

         (c) up to 5,000,000 shares of Common Stock (and following June 11, 2007, up to an additional 5,000,000 shares of Common Stock) that are issued to Persons other than Affiliates of the Company, including (i) shares of Common Stock or options exercisable therefor, issued or to be issued under the Company's 2000 Stock Option Plan as in effect on the date hereof or under any other employee stock option or purchase plan or plans, or pursuant to compensatory or incentive agreements, for officers, employees or consultants of the Company or any of its Subsidiaries, in each case adopted or assumed after such date by the Company's Board of Directors; PROVIDED in each case that the exercise or purchase price for any such share shall not be less than 95% of the fair market value (determined in good faith by the Company's Board of Directors) of the Common Stock on the date of the grant, and such additional number of shares as may become issuable pursuant to the terms of any such plans by reason of adjustments required pursuant to antidilution provisions applicable to such securities in order to reflect any subdivision or combination of Common Stock, by reclassification or otherwise, or any dividend on Common Stock payable in Common Stock, (ii) shares of restricted stock issued by the Company to executive officers of the Company, and (iii) shares of Common Stock issued by the Company as charitable gifts; PROVIDED; HOWEVER, that all options exercisable for shares of Common Stock granted to executive officers of the Company or its Subsidiaries during the six months following the date hereof shall have an exercise price of no less than $4.50 per share, and

         (d) (i) shares of Common Stock issued upon conversion of the Convertible Facility and (ii) such additional number of shares as may become issuable upon the exercise of any such securities by reason of adjustments required pursuant to anti-dilution provisions applicable to such securities as in effect on the date hereof.

         "AGGREGATE PURCHASE PRICE" shall have the meaning set forth in Section 2.1(a).

         "BUSINESS DAY" shall mean any day other than a Saturday or a Sunday or any day on which national banks are authorized or required by law to close. Any reference to "days" (unless Business Days are specified) shall mean calendar days.

         "COMMISSION" shall mean the Securities and Exchange Commission or any successor agency having jurisdiction to enforce the Securities Act.

         "COMMON STOCK" shall have the meaning assigned to it in the introduction to this Warrant, such term to include any stock into which such Common Stock shall have been changed or any stock resulting from any reclassification of such Common Stock, and all other stock of any class or classes (however designated) of the Company the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference.

         "COMPANY" shall have the meaning assigned to it in the introduction to this Warrant, such term to include any corporation or other entity which shall succeed to or assume the obligations of the Company hereunder in compliance with
Section 4.

         "CONVERSION" shall have the meaning assigned to it in Section 3.1(b).

         "CONVERTIBLE FACILITY" shall mean that certain Amended and Restated Senior Subordinated Convertible Loan Agreement dated as of June 11, 2002, among the Company, Cerberus Partners, L.P. and SSC.

         "CONVERTIBLE SECURITIES" shall mean any evidences of indebtedness, shares of stock (other than Common Stock) or other securities directly or indirectly convertible into or exchangeable for Additional Shares of Common Stock.

         "CURRENT MARKET PRICE" shall mean, on any date specified herein, the average of the daily Market Price during the 10 consecutive trading days before such date, except that, if on any such date the shares of Common Stock are not listed or admitted for trading on any national securities exchange or quoted in the over-the-counter market, the Current Market Price shall be the Market Price on such date.

         "EBITDA" shall mean, with respect to any Person for any period, the consolidated Net Income of such Person and its Subsidiaries for such period, PLUS without duplication, the sum of the following amounts of such Person and its Subsidiaries for such period to the extent deducted in determining consolidated Net Income of such Person and its Subsidiaries for such period: (A) Interest Expense, (B) federal, state, local and foreign income tax expense, (C) depreciation expense, (D) amortization expense and (E) expenses incurred in connection with the Financing Agreement, the Convertible Facility, the Revolving Credit Facility, the refinancing of the Company's existing credit facilities and subsequent refinancing of the Company.

         "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations thereunder, or any successor statute.

         "EXPIRATION DATE" shall have the meaning assigned to it in the introduction to this Warrant.

         "FAIR VALUE" shall mean, on any date specified herein (i) in the case of cash, the dollar amount thereof, (ii) in the case of a security, the Current Market Price, and (iii) in all other cases, the fair value thereof (as of a date which is within 20 days of the date as of which the determination is to be made) determined in good faith by a committee of the Company's Board of Directors consisting of directors who are not Affiliates of the Company, SSC or Holder; PROVIDED, however, that at the request of the Holder, the Fair Value shall be determined in good faith by an independent investment banking firm selected jointly by the Company and the Holder or, if that selection cannot be made within 10 days, by an independent investment banking firm selected by the American Arbitration Association in accordance with its rules, and PROVIDED, further, that the Company shall pay all of the fees and expenses of any third parties incurred in connection with determining the Fair Value.

         "FINANCING AGREEMENT" shall mean that certain Financing Agreement, dated as of June 11, 2002, among the Company, certain subsidiaries of the Company, Cerberus Partners, L.P. and SSC.

         "FINANCING WARRANTS" shall mean all warrants issued pursuant to the Financing Agreement.

         "HOLDER" shall have the meaning assigned to it in the introduction to this Warrant.

         "INITIAL HOLDERS" shall mean Cerberus Partners, L.P. and SSC.

         "INTEREST EXPENSE" shall mean, with respect to any Person for any period, gross interest expense of such Person and its Subsidiaries for such period determined on a consolidated basis and in accordance with GAAP (including, without limitation, interest expense paid to Affiliates of such Person).

         "MARKET PRICE" shall mean, on any date specified herein, the amount per share of the Common Stock, equal to (i) the last reported sale price of such Common Stock, regular way, on such date or, in case no such sale takes place on such date, the average of the closing bid and asked prices thereof regular way on such date, in either case as officially reported on the principal national securities exchange on which such Common Stock is then listed or admitted for trading, (ii) if such Common Stock is not then listed or admitted for trading on any national securities exchange but is designated as a national market system security by the NASD, the last reported trading price of the Common Stock on such date, (iii) if there shall have been no trading on such date or if the Common Stock is not so designated, the average of the closing bid and asked prices of the Common Stock on such date as shown by the NASD automated quotation system, (iv) if trading in such Common Stock is quoted in the over-the-counter market, the average of the closing bid and asked prices of the Common Stock on such date as shown on the OTC Bulletin Board, or (v) if such Common Stock is not then listed or admitted for trading on any national exchange or quoted in the over-the-counter market, the fair value thereof (as of a date which is within 20 days of the date as of which the determination is to be made) determined in good faith by a committee of the Company's Board of Directors consisting of directors who are not Affiliates of the Company, SSC or Holder; PROVIDED, however, that at the request of the Holder, the Market Price shall be determined in good faith by an independent investment banking firm selected jointly by the Company and the Holder or, if that selection cannot be made within 10 days, by an independent investment banking firm selected by the American Arbitration Association in accordance with its rules, and PROVIDED, further, that the Company shall pay all of the fees and expenses of any third parties incurred in connection with determining the Market Price.

         "NASD" shall mean the National Association of Securities Dealers, Inc.

         "NET INCOME" means, with respect to any Person for any period, the net income (loss) of such Person and its Subsidiaries for such period, determined on a consolidated basis and in accordance with GAAP, but excluding from the determination of Net Income (without duplication) (a) any extraordinary or non-recurring gains or losses or gains or losses from Dispositions, (b) restructuring charges, (c) effects of discontinued operations and (d) interest income.

         "NEW ISSUANCE PRICE" shall have the meaning set forth in Section 3.2.

         "OPTIONS" shall mean any rights, options or warrants to subscribe for, purchase or otherwise acquire either Additional Shares of Common Stock or Convertible Securities.

         "OTHER SECURITIES" shall mean any stock (other than Common Stock) and other securities of the Company or any other Person (corporate or otherwise) which the holders of the Financing Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Financing Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 4 or otherwise.

         "PERSON" shall mean any individual, firm, partnership, corporation, trust, joint venture, association, joint stock company, limited liability company, unincorporated organization or any other entity or organization, including a government or agency or political subdivision thereof, and shall include any successor (by merger or otherwise) of such entity.

         "PURCHASE PRICE" shall mean initially $4.50 per share, subject to adjustment and readjustment from time to time as provided in Section 3, and, as so adjusted or readjusted, shall remain in effect until a further adjustment or readjustment thereof is required by Section 3.

         "REGISTRATION RIGHTS AGREEMENT" shall mean the Registration Rights Agreement, dated as of the date hereof among the Company and the Initial Holders.

         "RESTRICTED SECURITIES" shall mean (i) any Financing Warrants bearing the applicable legend set forth in Section 10.1, (ii) any shares of Common Stock (or Other Securities) issued or issuable upon the exercise of Financing Warrants which are (or, upon issuance, will be) evidenced by a certificate or certificates bearing the applicable legend set forth in Section 10.1, and (iii) any shares of Common Stock (or Other Securities) issued subsequent to the exercise of any of the Financing Warrants as a dividend or other distribution with respect to, or resulting from a subdivision of the outstanding shares of Common Stock (or other Securities) into a greater number of shares by reclassification, stock splits or otherwise, or in exchange for or in replacement of the Common Stock (or Other Securities) issued upon such exercise, which are evidenced by a certificate or certificates bearing the applicable legend set forth in Section10.1.

         "SECURITIES ACT" shall mean the Securities Act of 1933, as amended from time to time, and the rules and regulations thereunder, or any successor statute.

         "SSC" shall mean Schottenstein Stores Corporation.

         "WARRANT" shall have the meaning assigned to it in the introduction to this Warrant.

         "WARRANT SHARES" means (a) the shares of Common Stock issued or issuable upon exercise of this Warrant in accordance with Section 2, (b) all other securities or other property issued or issuable upon any such exercise or exchange in accordance with this Warrant and (c) any securities of the Company distributed with respect to the securities referred to in the preceding clauses
(a) and (b).

         2. EXERCISE OF WARRANT.

         2.1. MANNER OF EXERCISE; PAYMENT OF THE PURCHASE PRICE. (a) Except as set forth in Section 2.1(c) below, this Warrant may be exercised by the Holder hereof, in whole or in part, at any time or from time to time prior to the Expiration Date, by surrendering to the Company at its principal office this Warrant, with the form of Election to Purchase Shares attached hereto as Exhibit A (or a reasonable facsimile thereof) duly executed by the Holder and accompanied by payment of the Purchase Price for the number of shares of Common Stock specified in such form (the "Aggregate Purchase Price"). Any partial exercise of this Warrant shall be for a whole number of Warrant Shares only.

         (b) Payment of the Aggregate Purchase Price may be made as follows (or by any combination of the following): (i) in United States currency by cash or delivery of a certified check or bank draft payable to the order of the Company or by wire transfer to the Company, (ii) by cancellation of all or any part of the unpaid principal amount of the then-outstanding Obligations (as defined in the Financing Agreement) in an amount equal to the Aggregate Purchase Price,
(iii) by cancellation of such number of the shares of Common Stock otherwise issuable to the Holder upon such exercise as shall be specified for cancellation in such Election to Purchase Shares, such that the excess of the aggregate Current Market Price of such specified number of shares on the date of exercise over the portion of the Aggregate Purchase Price attributable to such shares shall equal the Aggregate Purchase Price attributable to the shares of Common Stock to be issued upon such exercise, in which case such excess amount shall be deemed to have been paid to the Company and the number of shares issuable upon such exercise shall be reduced by such number specified for cancellation, or
(iv) by surrender to the Company for cancellation certificates representing shares of Common Stock of the Company owned by the Holder (properly endorsed for transfer in blank) having a Current Market Price on the date of Warrant exercise equal to the Aggregate Purchase Price.

         (c) The portion of the Warrant that constitutes the Allocated Warrants (as defined in the Convertible Facility) shall not be exercisable by the Holder from the date on which the Holder receives the Buyout Exercise Notice (as defined in the Convertible Facility) until the date which is 31 days after the receipt by the Holder of the Buyout Exercise Notice, unless such Buyout Exercise Notice involves a Referred SSC Transaction (as defined in the Convertible Facility) in which case, this Section 2.1(c) shall not apply to such Buyout Exercise Notice, and the Warrant shall continue to be exercisable in full.

         2.2. WHEN EXERCISE EFFECTIVE. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the Business Day on which this Warrant shall have been surrendered to, and the Purchase Price shall have been received by, the Company as provided in Section 2.1, and, to the extent permitted by law, at such time the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock (or Other Securities) shall be issuable upon such exercise as provided in Section 2.3 shall be deemed to have become the holder or holders of record thereof for all purposes.

         2.3. DELIVERY OF STOCK CERTIFICATES, ETC.; CHARGES, TAXES AND EXPENSES.
(a) As soon as practicable after each exercise of this Warrant, in whole or in part, and in any event within two Business Days thereafter, the Company shall cause to be issued in the name of and delivered to the Holder hereof or, subject to Section 10, as the Holder may direct,

            (i) a certificate or certificates for the number of shares of Common Stock (or Other Securities) to which the Holder shall be entitled upon such exercise, and

            (ii) in case such exercise is for less than all of the shares of Common Stock purchasable under this Warrant, a new Warrant or Warrants of like tenor, for the balance of the shares of Common Stock purchasable hereunder.

         (b) Issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the Holder hereof for any issue or transfer tax or other incidental expense, in respect of the issuance of such certificates, all of which such taxes and expenses shall be paid by the Company; PROVIDED, HOWEVER, that the Company shall not be required to pay any tax that may be payable in respect of any issuance of any Warrant or any certificate for, or any other evidence of ownership of, Warrant Shares in a name other than that of the Holder of this Warrant being exercised or exchanged.

         2.4. TAX BASIS. The Company and the Holder shall mutually agree as to the tax basis of this Warrant for purposes of the Internal Revenue Code of 1986, as amended, and the treatment of this Warrant under such Code by each of the Company and the Holder shall be consistent with such agreement.

         3. ADJUSTMENT OF PURCHASE PRICE AND COMMON STOCK ISSUABLE UPON
EXERCISE.

         3.1. ADJUSTMENT OF NUMBER OF SHARES.

         (a) Upon each adjustment of the Purchase Price as a result of the calculations made in this Section 3, except to the extent the Purchase Price is adjusted pursuant to Section 3.10 hereof, this Warrant shall thereafter evidence the right to receive, at the adjusted Purchase Price, that number of shares of Common Stock (calculated to the nearest one-hundredth) obtained by dividing (i) the product of the aggregate number of shares covered by this Warrant immediately prior to such adjustment and the Purchase Price in effect immediately prior to such adjustment of the Purchase Price by (ii) the Purchase Price in effect immediately after such adjustment of the Purchase Price.

         (b) In the event that, prior to the exercise in full of this Warrant, the Company issues any shares of Common Stock upon the conversion of Convertible Securities outstanding on the date hereof (including, without limitation, the Convertible Facility) (a "Conversion"), the number of Warrant Shares issuable upon the exercise of this Warrant (whether or not this Warrant has been partially exercised) shall be automatically increased by the number of shares equal to 4.375% of the shares of Common Stock issued upon such Conversion, and the Purchase Price shall not be adjusted in connection with such increase. Any adjustments made to the Purchase Price or the number of Warrant Shares issuable upon exercise of the Warrant prior to such Conversion shall be made as if the Warrant were initially exercisable for such increased number of shares. Upon each such Conversion, the Company shall promptly deliver to the Holder the report required by Section 7 hereof.

         3.2. ADJUSTMENT OF PURCHASE PRICE FOR NEW ISSUANCES.

         (a) ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK. In case the Company at any time or from time to time after the date hereof shall issue or sell Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 3.2(b) and excluding shares issued pursuant to Section 3.3) without consideration or for a consideration per share less than the Purchase Price in effect immediately prior to such issue or sale (the "New Issuance Price"), then, and in each such case, subject to Section 3.8, the Purchase Price shall be reduced concurrently with such issue or sale, to the New Issuance Price.

         (b) TREATMENT OF OPTIONS AND CONVERTIBLE SECURITIES. Shares of Additional Shares of Common Stock shall be deemed issued if the Company at any time or from time to time after the date hereof shall issue, sell, grant or assume, or shall fix a record date for the determination of holders of any class of securities of the Company entitled to receive, any Options or Convertible Securities (whether or not the rights thereunder are immediately exercisable) for a consideration per share (determined pursuant to Section 3.6) that is less than the Purchase Price in effect on the date of and immediately prior to such issue, sale, grant or assumption or immediately prior to the close of business on such record date (or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading). Such issuance shall be deemed to occur (i) as of the time of such issue, sale, grant or assumption of the Convertible Securities or Options or (ii) in case such a record date shall have been fixed, as of the close of business on such record date (or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading). No further adjustment of the Purchase Price shall be made upon the subsequent issuance of shares of Common Stock upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

         3.3. EXTRAORDINARY DIVIDENDS AND DISTRIBUTIONS. If the Company at any time or from time to time after the date hereof shall declare, order, pay or make a dividend or other distribution (including, without limitation, any distribution of other or additional stock or other securities or property or Options by way of dividend or spin-off, reclassification, recapitalization or similar corporate rearrangement) on the Common Stock other than (a) a dividend payable in shares of Common Stock subject to Section 3.4, or (b) a regularly scheduled cash dividend payable out of consolidated earnings or earned surplus, determined in accordance with generally accepted accounting principles or (c) a deemed issuance of Additional Shares of Common Stock pursuant to Section 3.2(b), in each such case, subject to Section 3.8, adequate provision shall be made so that the Holder shall receive, upon Warrant exercise, a pro rata share of such dividend or other distribution based upon the maximum number of shares of Common Stock at the time issuable to the Holder (determined without regard to whether the Warrant is exercisable at such time); PROVIDED, however, that if pursuant to
Section 2.1(c) the Allocated Warrants are assigned to SSC, then that portion of the Holder's pro rata share of such dividend or other distribution attributable to the Allocated Warrants shall be deemed assigned to SSC along with the Allocated Warrants.

         3.4. TREATMENT OF STOCK DIVIDENDS, STOCK SPLITS, ETC. In case the Company at any time or from time to time after the date hereof shall declare or pay any dividend on the Common Stock payable in Common Stock, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock), then, and in each such case, the number of shares of Common Stock obtainable upon exercise of this Warrant shall be proportionately increased and the Purchase Price shall be proportionately decreased. In case the Company at any time or from time to time after the date hereof shall effect any combination or consolidation of the outstanding shares of Common Stock into a lesser number of shares of Common Stock, then, and in each such case, the number of shares of Common Stock obtainable upon exercise of this Warrant shall be proportionately decreased and the Purchase Price shall be proportionately increased. Any adjustment made under this Section shall become effective (a) in the case of any such dividend, immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend, or (b) in the case of any such subdivision, at the close of business on the day immediately prior to the day upon which such corporate action becomes effective.

         3.5. ADJUSTMENT OF PURCHASE PRICE FOR OTHER ISSUANCES.

         (a) ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK. In case the Company at any time or from time to time after the date hereof shall issue or sell Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 3.5(b)) for a consideration per share less than the Current Market Price but greater than the Purchase Price in effect immediately prior to such issue or sale, then, and in each such case, subject to
Section 3.8, the Purchase Price shall be reduced concurrently with such issue or sale, to a price (calculated to the nearest .01 of a cent) determined by multiplying such Purchase Price by a fraction

                 (x) The numerator of which shall be the sum of (i) the number of shares of Common Stock outstanding immediately prior to such issue or sale and (ii) the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of such Additional Shares of Common Stock so issued or sold would purchase at such Current Market Price, and

                 (y) The denominator of which shall be the number of shares of Common Stock outstanding immediately after such issue or sale, PROVIDED that, for the purposes of this Section 3.5, (x) immediately after any Additional Shares of Common Stock are deemed to have been issued pursuant to Section 3.5(b), such Additional Shares shall be deemed to be outstanding, and (y) treasury shares shall not be deemed to be outstanding.

         (b) TREATMENT OF OPTIONS AND CONVERTIBLE SECURITIES. In case the Company at any time or from time to time after the date hereof shall issue, sell, grant or assume, or shall fix a record date for the determination of holders of any class of securities of the Company entitled to receive, any Options or Convertible Securities (whether or not the rights thereunder are immediately exercisable) and the consideration per share (determined pursuant to
Section 3.6) of the shares issuable upon the exercise of such Options or, in the case of Convertible Securities and the Options therefor, the conversion or exchange of such Convertible Securities would be less than the Current Market Price but greater than Purchase Price in effect on the date of and immediately prior to such issue, sale, grant or assumption or immediately prior to the close of business on such record date (or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading), then, and in each such case, the maximum number of Additional Shares of Common Stock (as set forth in the instrument relating thereto, without regard to any provisions contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued for the purposes of Section 3.5 as of the time of such issue, sale, grant or assumption or, in case such a record date shall have been fixed, as of the close of business on such record date (or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading, PROVIDED, that in any such case in which Additional Shares of Common Stock are deemed to be issued:

            (i) whether or not the Additional Shares of Common Stock underlying such Options or Convertible Securities are deemed to be issued, no further adjustment of the Purchase Price shall be made upon the subsequent issue or sale of Convertible Securities or shares of Common Stock upon the exercise of such Options or the conversion or exchange of such Convertible Securities, except in the case of any such Options or Convertible Securities which contain provisions requiring an adjustment, subsequent to the date of the issue or sale thereof, of the number of Additional Shares of Common Stock issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities by reason of (x) a change of control of the Company, (y) the acquisition by any Person or group of Persons of any specified number or percentage of the voting securities of the Company or (z) any similar event or occurrence, each such case to be deemed hereunder to involve a separate issuance of Additional Shares of Common Stock, Options or Convertible Securities, as the case may be;

            (ii) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Company, or decrease in the number of Additional Shares of Common Stock issuable, upon the exercise, conversion or exchange thereof (by change of rate or otherwise), the Purchase Price computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of the record date, or date prior to the commencement of ex-dividend trading, as the case may be, with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options, or the rights of conversion or exchange under such Convertible Securities, which are outstanding at such time;

            (iii) upon the expiration (or purchase by the Company and cancellation or retirement) of any such Options which shall not have been exercised or the expiration of any rights of conversion or exchange under any such Convertible Securities which (or purchase by the Company and cancellation or retirement of any such Convertible Securities the rights of conversion or exchange under which) shall not have been exercised, the Purchase Price computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of the record date, or date prior to the commencement of ex-dividend trading, as the case may be, with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration (or such cancellation or retirement, as the case may be), be recomputed as if:

                  (x) in the case of Options for Common Stock or Convertible
            Securities, the only Additional Shares of Common Stock issued or sold were the Additional Shares of Common Stock, if any, actually issued or sold upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Company for the issue, sale, grant or assumption of all such Options, whether or not exercised, plus the consideration actually received by the Company upon such exercise, or for the issue or sale of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Company upon such conversion or exchange, and

                  (y) in the case of Options for Convertible Securities, only the Convertible Securities, if any, actually issued or sold upon the exercise of such Options were issued at the time of the issue or sale, grant or assumption of such Options, and the consideration received by the Company for the Additional Shares of Common Stock deemed to have then been issued was the consideration actually received by the Company for the issue, sale, grant or assumption of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Company (pursuant to Section 3.6) upon the issue or sale of such Convertible Securities with respect to which such Options were actually exercised; and

            (iv) no readjustment pursuant to subdivision (ii) or (iii) above shall have the effect of decreasing the Purchase Price by an amount in excess of the amount of the adjustment thereof originally made in respect of the issue, sale, grant or assumption of such Options or Convertible Securities.

         3.6. COMPUTATION OF CONSIDERATION. For the purposes of this Section 3,

            (a) the consideration for the issue or sale of any Additional Shares of Common Stock shall, irrespective of the accounting treatment of such consideration,

            (i) insofar as it consists of cash, be computed at the gross cash proceeds to the Company, without deducting any expenses paid or incurred by the Company or any commissions or compensations paid or concessions or discounts allowed to underwriters, dealers or others performing similar services in connection with such issue or sale,

         (ii) insofar as it consists of property (including securities) other than cash, be computed at the Fair Value thereof at the time of such issue or sale, and

         (iii) in case Additional Shares of Common Stock are issued or sold together with other stock or securities or other assets of the Company for a consideration which covers both, be the portion of such consideration so received, computed as provided in clauses (i) and (ii) above, allocable to such Additional Shares of Common Stock, such allocation to be determined in the same manner that the Fair Value of property not consisting of cash or securities is to be determined as provided in the definition of 'Fair Value' herein; and

         (b) Additional Shares of Common Stock deemed to have been issued pursuant to Sections 3.2(b) and 3.5(b), relating to Options and Convertible Securities, shall be deemed to have been issued for a consideration per share determined by dividing

         (i) the total amount, if any, received and receivable by the Company as consideration for the issue, sale, grant or assumption of the Options or Convertible Securities in question, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration to protect against dilution) payable to the Company upon the exercise in full of such Options or the conversion or exchange of such Convertible Securities or, in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, in each case computing such consideration as provided in the foregoing subdivision (a), by

         (ii) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number to protect against dilution) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

         3.7. DILUTION IN CASE OF OTHER SECURITIES. In case any Other Securities shall be issued or sold or shall become subject to issue or sale upon the conversion or exchange of any stock (or Other Securities) of the Company (or any issuer of Other Securities or any other Person referred to in Section 4) or to subscription, purchase or other acquisition pursuant to any Options issued or granted by the Company (or any such other issuer or Person) for a consideration such as to dilute, on a basis consistent with the standards established in the other provisions of this Section 3, the purchase rights, if any, with respect to such Other Securities, granted by this Warrant, then, and in each such case, the computations, adjustments and readjustments provided for in this Section 3 with respect to the Purchase Price shall be made as nearly as possible in the manner so provided and applied to determine the amount of Other Securities from time to time receivable upon the exercise of the Warrants, so as to protect the holders of the Warrants against the effect of such dilution.

         3.8. DE MINIMIS ADJUSTMENTS. If the amount of any adjustment of the Purchase Price required pursuant to Section 3.5 would be less than one tenth (1/10) of one percent (1%) of the Purchase Price in effect at the time such adjustment is otherwise so required to be made, such amount shall be carried forward and adjustment with respect thereto made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate a change in the Purchase Price of at least one tenth (1/10) of one percent (1%) of such Purchase Price. All calculations under this Warrant shall be made to the nearest one-hundredth of a share.

         3.9. ABANDONED DIVIDEND OR DISTRIBUTION. If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution (which results in an adjustment to the Purchase Price under the terms of this Warrant) and shall, thereafter, and before such dividend or distribution is paid or delivered to shareholders entitled thereto, legally abandon its plan to pay or deliver such dividend or distribution, then any adjustment made to the Purchase Price by reason of the taking of such record shall be reversed, and any subsequent adjustments, based thereon, shall be recomputed; PROVIDED, however, that no additional Purchase Price or any other adjustment shall be required with regard to Warrant Shares that have been issued upon exercise of the Warrant prior to such abandonment.

         3.10. PURCHASE PRICE RESET. If the consolidated EBITDA of the Company and its subsidiaries for the fiscal year ending February 1, 2003, is less than $90,000,000 or the combined, unconsolidated EBITDA of each of the Company (excluding Subsidiaries), Value City Limited Partnership, Value City of Michigan, Inc. GB Retailers, Inc., Gramex Retail Stores, Inc., VCD, Ltd. and any Person acquired after the date hereof that operates Value City department stores is less than $35,000,000 in the aggregate, then effective as of the close of business on February 1, 2003, the Purchase Price shall be reduced to $4.00 per share and the number of shares issuable upon exercise of this Warrant shall be increased to give effect to all adjustments as provided in this Section 3 which were made prior to February 3, 2003, as if the Purchase Price on the date hereof had been $4.00 per share.

         4. CONSOLIDATION, MERGER, ETC.

         4.1. ADJUSTMENTS FOR CONSOLIDATION, MERGER, SALE OF ASSETS, REORGANIZATION, ETC. In case the Company after the date hereof (a) shall consolidate with or merge into any other Person and shall not be the continuing or surviving corporation of such consolidation or merger, or (b) shall permit any other Person to consolidate with or merge into the Company and the Company shall be the continuing or surviving Person but, in connection with such consolidation or merger, the Common Stock or Other Securities shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (c) shall transfer all or substantially all of its properties or assets to any other Person, or (d) shall effect a capital reorganization or reclassification of the Common Stock or Other Securities (other than a capital reorganization or reclassification for which adjustment in the Purchase Price and the number of shares of Common Stock obtainable upon exercise of this Warrant is provided in Section 3.4), then, and in the case of each such transaction, proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Warrant, the Holder of this Warrant, upon the exercise hereof at any time after the consummation of such transaction, shall be entitled to receive (at the aggregate Purchase Price in effect at the time of such consummation for all Common Stock or Other Securities issuable upon such exercise immediately prior to such consummation), in lieu of the Common Stock or Other Securities issuable upon such exercise prior to such consummation, the highest amount of securities, cash or other property to which such Holder would actually have been entitled as a shareholder upon such consummation if such Holder had exercised this Warrant immediately prior thereto, subject to adjustments (subsequent to such consummation) as nearly equivalent as possible to the adjustments provided for in Sections 3 through 5, PROVIDED that if a purchase, tender or exchange offer shall have been made to and accepted by the holders of more than 50% of the outstanding shares of Common Stock, and if the Holder so designates in a notice given to the Company on or before the date immediately preceding the date of the consummation of such transaction, the Holder of this Warrant shall be entitled to receive the highest amount of securities, cash or other property to which it would actually have been entitled as a shareholder if the Holder of this Warrant had exercised this Warrant, including the payment of the Purchase Price in accordance with Section 2.1(b) hereof, prior to the expiration of such purchase, tender or exchange offer and accepted such offer, subject to adjustments (from and after the consummation of such purchase, tender or exchange offer) as nearly equivalent as possible to the adjustments provided for in Section 3 through 5.

         4.2. ASSUMPTION OF OBLIGATIONS. Notwithstanding anything contained in this Warrant or in the Financing Agreement to the contrary, the Company shall not effect any of the transactions described in clauses (a) through (d) of
Section 4.1 unless, prior to the consummation thereof, each Person (other than the Company) which may be required to deliver any stock, securities, cash or property upon the exercise of this Warrant as provided herein shall assume, by written instrument delivered to, and reasonably satisfactory to, the Holder of this Warrant, (a) the obligations of the Company under this Warrant (and if the Company shall survive the consummation of such transaction, such assumption shall be in addition to, and shall not release the Company from, any continuing obligations of the Company under this Warrant), (b) the obligations of the Company under the Registration Rights Agreement and (c) the obligation to deliver to the Holder such shares of stock, securities, cash or property as, in accordance with the foregoing provisions of this Section 4, the Holder may be entitled to receive. Nothing in this Section 4 shall be deemed to authorize the Company to enter into any transaction not otherwise permitted by the Financing Agreement.

         5. OTHER DILUTIVE EVENTS. In case any event shall occur as to which the provisions of Section 3 or Section 4 hereof are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the Holder in accordance with the essential intent and principles of such Sections, then in each such case, the Board of Directors of the Company shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to preserve, without dilution, the purchase rights represented by this Warrant.

         6. NO DILUTION OR IMPAIRMENT. The Company shall not, by amendment of its articles of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) shall not permit the par value of any shares of stock receivable upon the exercise of this Warrant to exceed the amount payable therefor upon such exercise, (b) shall take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock, free from all liens, security interests, encumbrances (in each of the foregoing cases, other than those imposed by the Holder), taxes, preemptive rights and charges on the exercise of the Warrants from time to time outstanding, and (c) shall not take any action which results in any adjustment of the Purchase Price if the total number of shares of Common Stock (or Other Securities) issuable after the action upon the exercise of all of the Warrants would exceed the total number of shares of Common Stock (or Other Securities) then authorized by the Company's articles of organization and available for the purpose of issue upon such exercise.

         7. ACCOUNTANTS' REPORT. In each case of any adjustment or readjustment in the number of shares of Common Stock (or Other Securities) issuable upon the exercise of this Warrant or in the Purchase Price, including, without limitation, pursuant to Section 3.1, 3.2, 3.4, 3.5 or 3.10, the Company at its sole expense shall promptly compute such adjustment or readjustment in accordance with the terms of this Warrant and prepare a report setting forth such adjustment or readjustment and showing in reasonable detail the method of calculation thereof and the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or to be received by the Company for any Additional Shares of Common Stock issued or sold or deemed to have been issued under Section 3, (b) the number of shares of Common Stock outstanding or deemed to be outstanding, and (c) the Purchase Price in effect immediately prior to such issue or sale and as adjusted and readjusted (if required by Section 3) on account thereof. The Company shall forthwith mail a copy of each such report to each holder of a Warrant. In the event that a holder of a Warrant disagrees with such report, the Company shall cause independent certified public accountants of recognized national standing (which may be the regular auditors of the Company) selected by the Company to review and verify or revise such computation (other than any computation of the Fair Value of property) and report. The Company shall also keep copies of all such reports at its principal office and shall cause the same to be available for inspection at such office during normal business hours by any holder of a Warrant or any prospective purchaser of a Warrant designated by the holder thereof.

         8. NOTICES OF CORPORATE ACTION. In the event of:

         (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

         (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, any consolidation or merger involving the Company and any other Person, any transaction or series of transactions in which more than 50% of the voting securities of the Company are transferred to another Person, or any transfer, sale or other disposition of all or substantially all the assets of the Company to any other Person, or

         (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

the Company shall mail to each holder of a Warrant a notice specifying (i) the date or expected date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right, and (ii) the date or expected date on which any such reorganization, reclassification, recapitalization, consolidation, merger, transfer, sale, disposition, dissolution, liquidation or winding-up is to take place and the time, if any such time is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for the securities or other property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least 20 days prior to the date therein specified.

         9. REGISTRATION OF COMMON STOCK. If any shares of Common Stock required to be reserved for purposes of exercise of this Warrant require registration with or approval of any governmental authority under any federal or state law (other than the Securities Act) before such shares may be issued upon exercise, the Company shall, at its expense and as expeditiously as possible, use its best efforts to cause such shares to be duly registered or approved, as the case may be. At any such time as Common Stock is listed on any national securities exchange, the Company shall, at its expense, obtain promptly and maintain the approval for listing on each such exchange, upon official notice of issuance, the shares of Common Stock issuable upon exercise of the then outstanding Warrants and maintain the listing of such shares after their issuance; and the Company shall also list on such national securities exchange, shall register under the Exchange Act and shall maintain such listing of, any Other Securities that at any time are issuable upon exercise of the Warrants, if and at the time that any securities of the same class shall be listed on such national securities exchange by the Company.

         10. RESTRICTIONS ON TRANSFER.

         10.1. RESTRICTIVE LEGENDS. Except as otherwise permitted by this
Section 10, each Warrant (including each Warrant issued upon the transfer of any Warrant) shall be stamped or otherwise imprinted with a legend in substantially the following form:

            "THIS WARRANT AND ANY SECURITIES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE

      EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS. THIS WARRANT AND SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE TERMS AND CONDITIONS SPECIFIED IN THIS WARRANT.

Except as otherwise permitted by this Section 10, each certificate for Common Stock (or Other Securities) issued upon the exercise of any Warrant, and each certificate issued upon the transfer of any such Common Stock (or Other Securities), shall be stamped or otherwise imprinted with a legend in substantially the following form:

            "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS."

         10.2. TRANSFER TO COMPLY WITH THE SECURITIES ACT. Restricted Securities may not be sold, assigned, pledged, hypothecated, encumbered or in any manner transferred or disposed of (a "Transfer"), in whole or in part, except in compliance with the provisions of the Securities Act and state securities or Blue Sky laws and the terms and conditions hereof.

         10.3. NOTICE OF TRANSFER. Each Holder shall, prior to any Transfer of any Warrants, give written notice to the Company of such Holder's intention to Transfer.

         10.4. TERMINATION OF RESTRICTIONS. The restrictions imposed by this
Section 10 on the transferability of Restricted Securities shall cease and terminate as to any particular Restricted Securities (a) when a registration statement with respect to the sale of such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) when such securities are sold pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, or (c) when, in the reasonable opinion of both counsel for the Holder and counsel for the Company, such restrictions are no longer required or necessary in order to protect the Company against a violation of the Securities Act upon any sale or other disposition of such securities without registration thereunder. Whenever such restrictions shall cease and terminate as to any Restricted Securities, the Holder shall be entitled to receive from the Company, without expense, new securities of like tenor not bearing the applicable legends required by Section 10.1.

         10.5. EXEMPT TRANSFERS. The restrictions on the transfer of this Warrant or the Warrant Shares set forth in this Section 10 shall not apply to any transfer to an affiliate of the Holder or to any transfer to any other Person, PROVIDED that such transfer is made in compliance with the provisions of the Securities Act and state securities laws.

         11. RESERVATION OF STOCK, ETC. The Company shall at all times reserve and keep available, solely for issuance and delivery upon exercise of this Warrant, the number of shares of Common Stock (or Other Securities) from time to time issuable upon exercise of this Warrant. All shares of Common Stock (or Other Securities) issuable upon exercise of any Warrants shall be duly authorized and, when issued upon such exercise, shall be validly issued and, in the case of shares, fully paid and nonassessable, with no liability on the part of the holders thereof, and, in the case of all securities, shall be free from all liens, security interests, encumbrances (in each of the foregoing cases, other than those imposed by the Holder), taxes, preemptive rights and charges. The transfer agent for the Common Stock, and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of any of the purchase rights represented by this Warrant, are hereby irrevocably authorized and directed at all times until the Expiration Date to reserve such number of authorized and unissued shares as shall be requisite for such purpose. The Company shall keep copies of this Warrant on file with the transfer agent for the Common Stock and with every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by this Warrant. The Company shall supply such transfer agent with duly executed stock certificates for such purpose. All Warrants surrendered upon the exercise of the rights thereby evidenced shall be canceled, and such canceled Warrants shall constitute sufficient evidence of the number of shares of stock which have been issued upon the exercise of such Warrants. Subsequent to the Expiration Date, no shares of stock need be reserved in respect of any unexercised Warrant.

         12. REGISTRATION AND TRANSFER OF WARRANTS, ETC.

         12.1. WARRANT REGISTER; OWNERSHIP OF WARRANTS. Each Warrant issued by the Company shall be numbered and shall be registered in a warrant register (the "Warrant Register") as it is issued and transferred, which Warrant Register shall be maintained by the Company at its principal office or, at the Company's election and expense, by a Warrant agent or the transfer agent. The Company shall be entitled to treat the registered Holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other Person, and shall not be affected by any notice to the contrary, except that, if and when any Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer thereof as the owner of such Warrant for all purposes. Subject to Section 10, a Warrant, if properly assigned, may be exercised by a new holder without a new Warrant first having been issued.

         12.2. TRANSFER OF WARRANTS. Subject to compliance with Section 10, if applicable, this Warrant and all rights hereunder are transferable in whole or in part, without charge to the Holder hereof, upon surrender of this Warrant with a properly executed Form of Assignment attached hereto as Exhibit B at the principal office of the Company. Upon any partial transfer, the Company shall at its expense issue and deliver to the Holder a new Warrant of like tenor, in the name of the Holder, which shall be exercisable for such number of shares of Common Stock with respect to which rights under this Warrant were not so transferred.

         12.3. REPLACEMENT OF WARRANTS. On receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this

Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender of such Warrant to the Company at its principal office and cancellation thereof, the Company at its expense shall execute and deliver, in lieu thereof, a new Warrant of like tenor.

         12.4. ADJUSTMENTS TO PURCHASE PRICE AND NUMBER OF SHARES. Notwithstanding any adjustment in the Purchase Price or in the number or kind of shares of Common Stock purchasable upon exercise of this Warrant, any Warrant theretofore or thereafter issued may continue to express the same number and kind of shares of Common Stock as are stated in this Warrant, as initially issued.

         12.5. FRACTIONAL SHARES. Notwithstanding any adjustment pursuant to
Section 3 in the number of shares of Common Stock covered by this Warrant or any other provision of this Warrant, the Company shall not be required to issue fractions of shares upon exercise of this Warrant or to distribute certificates which evidence fractional shares. In lieu of fractional shares, the Company shall make payment to the Holder, at the time of exercise of this Warrant as herein provided, in an amount in cash equal to such fraction multiplied by the Current Market Price of a share of Common Stock on the date of Warrant exercise.

         13. REMEDIES; SPECIFIC PERFORMANCE. The Company stipulates that there would be no adequate remedy at law to any Holder in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant and accordingly, the Company agrees that, in addition to any other remedy to which the Holder may be entitled at law or in equity, the Holder shall be entitled to seek to compel specific performance of the obligations of the Company under this Warrant, without the posting of any bond, in accordance with the terms and conditions of this Warrant in any court of the United States or any State thereof having jurisdiction, and if any action should be brought in equity to enforce any of the provisions of this Warrant, the Company shall not raise the defense that there is an adequate remedy at law. Except as otherwise provided by law, a delay or omission by the Holder hereto in exercising any right or remedy accruing upon any such breach shall not impair the right or remedy or constitute a waiver of or acquiescence in any such breach. No remedy shall be exclusive of any other remedy. All available remedies shall be cumulative.

         14. NO RIGHTS OR LIABILITIES AS SHAREHOLDER. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof any rights as a shareholder of the Company or as imposing any obligation on the Holder to purchase any securities or as imposing any liabilities on the Holder as a shareholder of the Company, whether such obligation or liabilities are asserted by the Company or by creditors of the Company.

         15. NOTICES. All notices and other communications (and deliveries) provided for or permitted hereunder shall be made in writing by hand delivery, telecopier, any nationally-recognized courier guaranteeing overnight delivery or first class registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

If to the Company:                         Value City Department Stores, Inc.
                                           3241 Westerville Road
                                           Columbus, OH 43224
                                           Attn: James A. McGrady
                                           Fax No. (614) 478-2721


with copies to:                            Porter, Wright, Morris & Arthur LLP
                                           41 S. High Street
                                           Columbus, OH 43215
                                           Attn:  Robert J. Tannous
                                           Fax No.  (614) 227-2100


If to Holder:                              Cerberus Partners, L.P.
                                           450 Park Avenue
                                           New York, New York 10022
                                           Attn:  Lenard Tessler
                                           Fax No. (212) 758-5305

with copies to:                            Schulte Roth & Zabel LLP
                                           919 Third Avenue
                                           New York, New York 10022
                                           Attn:  Stuart D. Freedman, Esq.
                                           Fax No. (212) 593-5955

         All such notices and communications (and deliveries) shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; when receipt is acknowledged, if telecopied; on the next Business Day, if timely delivered to a courier guaranteeing overnight delivery; and five days after being deposited in the mail, if sent first class or certified mail, return receipt requested, postage prepaid; PROVIDED, that the exercise of any Warrant shall be effective in the manner provided in Section 2.

         16. AMENDMENTS. This Warrant and any term hereof may not be amended, modified, supplemented or terminated, and waivers or consents to departures from the provisions hereof may not be given, except by written instrument duly executed by the Company and the Holder.

         17. DESCRIPTIVE HEADINGS, ETC. The headings in this Warrant are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein. Unless the context of this Warrant otherwise requires: (1) words of any gender shall be deemed to include each other gender;
(2) words using the singular or plural number shall also include the plural or singular number, respectively; (3) the words "hereof", "herein" and "hereunder" and words of similar import when used in this Warrant shall refer to this Warrant as a whole and not to any particular provision of this Warrant, and Section and paragraph references are to the Sections and paragraphs of this Warrant unless otherwise specified; (4) the word "including" and words of similar import when used in this Warrant shall mean "including, without limitation," unless otherwise specified; (5) "or" is not exclusive; and (6) provisions apply to successive events and transactions.

         18. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the law of the State of New York.

         19. REGISTRATION RIGHTS AGREEMENT. The shares of Common Stock (and Other Securities) issuable upon exercise of this Warrant (or upon conversion of any shares of Common Stock issued upon such exercise) shall constitute Registrable Securities (as such term is defined in the Registration Rights Agreement). Each Holder shall be entitled to all of the benefits afforded to a holder of any such Registrable Securities under the Registration Rights Agreement and such Holder, by its acceptance of this Warrant, agrees to be bound by and to comply with the terms and conditions of the Registration Rights Agreement applicable to such Holder as a holder of such Registrable Securities.

         20. EXPIRATION. The right to exercise this Warrant shall expire at 5:00 p.m., New York City time, on ________________.(3)

         21. COSTS AND ATTORNEYS' FEES. In the event that any action, suit or other proceeding is instituted concerning or arising out of this Warrant, the Company agrees and the Holder, by taking and holding this Warrant agrees, that the prevailing party shall recover from the non-prevailing party all of such prevailing party's costs and reasonable attorneys' fees incurred in each and every such action, suit or other proceeding, including any and all appeals or petitions therefrom.


                [Remainder of this page intentionally left blank]




--------------------------
(3) Expiration Date will be ten years from the date of issuance of the warrant.

         IN WITNESS WHEREOF, the Company has executed and delivered this Warrant as of the date first above written.

                                    VALUE CITY DEPARTMENT STORES, INC.


                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------

                                                  EXHIBIT A to
                                                  COMMON STOCK PURCHASE WARRANT



                                     FORM OF
                           ELECTION TO PURCHASE SHARES

         The undersigned hereby irrevocably elects to exercise the Warrant to purchase ____ shares of Common Stock, no par value per share ("Common Stock"), of VALUE CITY DEPARTMENT STORES, INC. and hereby makes payment of $________ therefor [or] makes payment therefor by application pursuant to Section 2.1(b)(ii) of the Warrant of $_______ aggregate principal amount of the then-outstanding Obligations (as defined in the Financing Agreement) [or] makes payment by reduction pursuant to Section 2.1(b)(iii) of the Warrant of the number of shares of Common Stock otherwise issuable to the Holder upon Warrant exercise by ___ shares [or] makes payment therefor by delivery of the following Common Stock Certificates of the Company (properly endorsed for transfer in blank) for cancellation by the Company pursuant to Section 2.1(b)(iv) of the Warrant, certificates of which are attached hereto for cancellation [list certificates by number and amount]. The undersigned hereby requests that certificates for such shares be issued and delivered as follows:

ISSUE TO:
         ----------------------------------------------------------------------
                                     (NAME)

-------------------------------------------------------------------------------
                           (ADDRESS, INCLUDING ZIP CODE)

-------------------------------------------------------------------------------
                  (SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER)

DELIVER TO:
           --------------------------------------------------------------------
                                     (NAME)

-------------------------------------------------------------------------------
                          (ADDRESS, INCLUDING ZIP CODE)

         If the number of shares of Common Stock purchased (and/or reduced) hereby is less than the number of shares of Common Stock covered by the Warrant, the undersigned requests that a new Warrant representing the number of shares of Common Stock not so purchased (or reduced) be issued and delivered as follows:

ISSUE TO:
         -----------------------------------------------------------------------
                                 (NAME OF HOLDER

-------------------------------------------------------------------------------
                          (ADDRESS, INCLUDING ZIP CODE)

DELIVER TO:
           --------------------------------------------------------------------
                                (NAME OF HOLDER)

-------------------------------------------------------------------------------
                          (ADDRESS, INCLUDING ZIP CODE)


Dated: ____________, 20__                      NAME OF HOLDER

                                         By
                                           ------------------------------------
                                           Name:
                                           Title:

                                                  EXHIBIT B to
                                                  COMMON STOCK PURCHASE WARRANT


                               FORM OF ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto the Assignee named below all of the rights of the undersigned to purchase Common Stock, no par value per share ("Common Stock") of VALUE CITY DEPARTMENT STORES, INC. represented by the Warrant, with respect to the number of shares of Common Stock set forth below:


NAME OF ASSIGNEE                 ADDRESS               NO. OF SHARES




and does hereby irrevocably constitute and appoint ________ Attorney to make such transfer on the books of maintained for that purpose, with full power of substitution in the premises.

Dated: _______________, 20__                        NAME OF HOLDER

                                                 By
                                                   ----------------------------
                                                   Name:
                                                   Title:

                                                                      Appendix B

                                   $75,000,000



                 SENIOR SUBORDINATED CONVERTIBLE LOAN AGREEMENT

        DATED AS OF MARCH 15, 2000, AS AMENDED FROM TIME TO TIME, AND AS
                          AMENDED AND RESTATED BY THIS

             AMENDED AND RESTATED SENIOR CONVERTIBLE LOAN AGREEMENT

                             DATED AS JUNE 11, 2002

                                  BY AND AMONG

                       VALUE CITY DEPARTMENT STORES, INC.,

                                  AS BORROWER,


                               SHONAC CORPORATION,
                            DSW SHOE WAREHOUSE, INC.,
                           GRAMEX RETAIL STORES, INC.,
                                   VCM, LTD.,
                            FILENE'S BASEMENT, INC.,
                               GB RETAILERS, INC.,
                          J.S. OVERLAND DELIVERY, INC.
                   VALUE CITY DEPARTMENT STORES SERVICES, INC.
                         VALUE CITY LIMITED PARTNERSHIP,
                          VALUE CITY OF MICHIGAN, INC.,
                          WESTERVILLE ROAD GP, INC. AND
                            WESTERVILLE ROAD LP, INC.

                                 AS GUARANTORS,


                   THE LENDERS FROM TIME TO TIME PARTY HERETO,

                                   AS LENDERS,

                                       AND

                        SCHOTTENSTEIN STORES CORPORATION,

                                    AS AGENT

                                TABLE OF CONTENTS


                                                                                                              PAGE

ARTICLE I DEFINITIONS; CERTAIN TERMS............................................................................2

         SECTION 1.01          DEFINITIONS......................................................................2
         SECTION 1.02          TERMS GENERALLY.................................................................21
         SECTION 1.03          ACCOUNTING AND OTHER TERMS......................................................21
         SECTION 1.04          TIME REFERENCES.................................................................21

ARTICLE II THE LOAN............................................................................................22

         SECTION 2.01          THE LOAN........................................................................22
         SECTION 2.02          NOTES; REPAYMENT OF LOAN........................................................22
         SECTION 2.03          INTEREST........................................................................22
         SECTION 2.04          PREPAYMENT OF LOAN..............................................................23
         SECTION 2.05          TAXES...........................................................................24

ARTICLE III FEES, PAYMENTS AND OTHER COMPENSATION..............................................................25

         SECTION 3.01          [INTENTIONALLY OMITTED.]........................................................25
         SECTION 3.02          PAYMENTS; COMPUTATIONS AND STATEMENTS...........................................25
         SECTION 3.03          SHARING OF PAYMENTS, ETC........................................................26
         SECTION 3.04          APPORTIONMENT OF PAYMENTS.......................................................27
         SECTION 3.05          INCREASED COSTS AND REDUCED RETURN..............................................27

ARTICLE IV CONDITIONS TO EFFECTIVENESS.........................................................................30

         SECTION 4.01          CONDITIONS PRECEDENT TO EFFECTIVENESS...........................................30

ARTICLE V REPRESENTATIONS AND WARRANTIES.......................................................................33

         SECTION 5.01          REPRESENTATIONS AND WARRANTIES..................................................33

ARTICLE VI COVENANTS OF THE LOAN PARTIES.......................................................................42

         SECTION 6.01          AFFIRMATIVE COVENANTS...........................................................42
         SECTION 6.02          NEGATIVE COVENANTS..............................................................45

ARTICLE VII REPORTING REQUIREMENTS.............................................................................53

         SECTION 7.01          MAINTAIN RECORDS................................................................53
         SECTION 7.02          ACCESS TO RECORDS...............................................................54
         SECTION 7.03          PROMPT NOTICE TO ADMINISTRATIVE AGENT...........................................54
         SECTION 7.04          [INTENTIONALLY OMITTED].........................................................55
         SECTION 7.05          [INTENTIONALLY OMITTED].........................................................55
         SECTION 7.06          QUARTERLY REPORTS...............................................................55
         SECTION 7.07          ANNUAL REPORTS..................................................................55


         SECTION 7.08          OFFICER'S CERTIFICATES..........................................................56
         SECTION 7.09          [INTENTIONALLY OMITTED].........................................................56
         SECTION 7.10          ADDITIONAL FINANCIAL INFORMATION................................................56
         SECTION 7.11          FORMAT OF INFORMATION...........................................................57

ARTICLE VIII [INTENTIONALLY OMITTED.]..........................................................................57


ARTICLE IX EVENTS OF DEFAULT...................................................................................57

         SECTION 9.01          EVENTS OF DEFAULT...............................................................57

ARTICLE X AGENT................................................................................................60

         SECTION 10.01         APPOINTMENT.....................................................................60
         SECTION 10.02         NATURE OF DUTIES................................................................61
         SECTION 10.03         RIGHTS; EXCULPATION, ETC........................................................62
         SECTION 10.04         RELIANCE........................................................................62
         SECTION 10.05         INDEMNIFICATION.................................................................63
         SECTION 10.06         AGENT INDIVIDUALLY..............................................................63
         SECTION 10.07         SUCCESSOR AGENT.................................................................63
         SECTION 10.08         [INTENTIONALLY OMITTED].........................................................64
         SECTION 10.09         [INTENTIONALLY OMITTED].........................................................64

ARTICLE XI GUARANTY............................................................................................64

         SECTION 11.01         GUARANTY........................................................................64
         SECTION 11.02         GUARANTY ABSOLUTE...............................................................64
         SECTION 11.03         WAIVER..........................................................................65
         SECTION 11.04         CONTINUING GUARANTY; ASSIGNMENTS................................................65
         SECTION 11.05         SUBROGATION.....................................................................65

ARTICLE XII MISCELLANEOUS......................................................................................66

         SECTION 12.01         NOTICES, ETC....................................................................66
         SECTION 12.02         AMENDMENTS, ETC.................................................................67
         SECTION 12.03         NO WAIVER; REMEDIES, ETC........................................................67
         SECTION 12.04         EXPENSES; TAXES; ATTORNEYS' FEES................................................68
         SECTION 12.05         RIGHT OF SET-OFF................................................................69
         SECTION 12.06         SEVERABILITY....................................................................69
         SECTION 12.07         ASSIGNMENTS AND PARTICIPATIONS..................................................69
         SECTION 12.08         COUNTERPARTS....................................................................72
         SECTION 12.09         GOVERNING LAW...................................................................72
         SECTION 12.10         CONSENT TO JURISDICTION; SERVICE OF PROCESS AND VENUE...........................72
         SECTION 12.11         WAIVER OF JURY TRIAL, ETC.......................................................73
         SECTION 12.12         CONSENT BY THE AGENT AND LENDERS................................................73
         SECTION 12.13         NO PARTY DEEMED DRAFTER.........................................................73
         SECTION 12.14         REINSTATEMENT; CERTAIN PAYMENTS.................................................73
         SECTION 12.15         INDEMNIFICATION.................................................................74


         SECTION 12.16         [INTENTIONALLY OMITTED.]........................................................75
         SECTION 12.17         RECORDS.........................................................................75
         SECTION 12.18         BINDING EFFECT..................................................................75
         SECTION 12.19         MAXIMUM INTEREST................................................................75
         SECTION 12.20         CONFIDENTIALITY.................................................................76
         SECTION 12.21         INTEGRATION.....................................................................77

ARTICLE XIII CONVERSION OF LOAN................................................................................77

         SECTION 13.01         CONVERSION PRIVILEGE AND CONVERSION PRICE.......................................77
         SECTION 13.02         EXERCISE OF CONVERSION PRIVILEGE................................................77
         SECTION 13.03         ADJUSTMENTS TO CONVERSION PRICE FOR DILUTING ISSUES.............................78
         SECTION 13.04         NO IMPAIRMENT...................................................................84
         SECTION 13.05         ACCOUNTANTS' REPORT.............................................................84
         SECTION 13.06         COMMON STOCK RESERVED...........................................................84
         SECTION 13.07         NO REISSUANCE OF LOAN...........................................................84
         SECTION 13.08         ISSUE TAX.......................................................................84
         SECTION 13.09         CLOSING OF BOOKS................................................................85
         SECTION 13.10         DEFINITION OF COMMON STOCK......................................................85
         SECTION 13.11         FRACTIONS OF SHARES OF COMMON STOCK.............................................85
         SECTION 13.12         COVENANT AS TO COMMON STOCK.....................................................85

             AMENDED AND RESTATED SENIOR CONVERTIBLE LOAN AGREEMENT

         Senior Subordinated Convertible Loan Agreement, dated as of March 15, 2000, and amended and restated by this Amended and Restated Senior Convertible Loan Agreement, dated as of June 11, 2002 (the "Agreement"), among Value City Department Stores, Inc., an Ohio corporation (the "BORROWER"), Shonac Corporation, an Ohio corporation ("SHONAC"), DSW Shoe Warehouse, Inc., a Missouri corporation ("DSW"), Gramex Retail Stores, Inc., a Delaware corporation ("GRAMEX"), VCM, Ltd., an Ohio limited liability company ("VCM"), Filene's Basement, Inc., a Delaware corporation ("FILENE'S"), GB Retailers, Inc., a Delaware corporation ("GB"), J.S. Overland Delivery, Inc., a Delaware corporation ("JS"), Value City Department Stores Services, Inc., a Delaware corporation ("VC SERVICES"), Value City Limited Partnership, an Ohio limited partnership ("VCLP"), Value City of Michigan, Inc., a Michigan corporation ("VC MICHIGAN"), Westerville Road GP, Inc., a Delaware corporation ("WESTERVILLE GP"), Westerville Road LP, Inc., a Delaware corporation ("WESTERVILLE LP", and together with Shonac, DSW, Gramex, VCM, Filene's, GB, JS, VC Services, VCLP, VC Michigan and Westerville GP, each a "GUARANTOR", and collectively, the "GUARANTORS"), the lenders from time to time party hereto (each a "LENDER" and collectively, the "LENDERS"), and Schottenstein Stores Corporation, a Delaware corporation ("SSC"), as Agent for itself and the other Lenders (in such capacity, together with its successors, if any, the "AGENT").

                                    RECITALS

         WHEREAS, the Borrower and Prudential Securities Credit Corp., LLC ("PSCC"), as initial lender and as administrative agent, entered into the Senior Subordinated Convertible Loan Agreement, dated as of March 15, 2000 (the "ORIGINAL LOAN AGREEMENT");

         WHEREAS, as of December 11, 2000, PSCC assigned all of its right, title and interest under the Original Loan Agreement to SSC;

         WHEREAS, the Borrower and SSC entered into (a) the Waiver and Amendment to the Senior Subordinated Convertible Loan Agreement, dated December 11, 2000,
(b) the Second Amendment to the Senior Subordinated Convertible Loan Agreement, dated January 1, 2001, and (c) the Third Amendment to the Senior Subordinated Convertible Loan Agreement, dated March 14, 2001, (d) the Fourth Amendment to the Senior Subordinated Convertible Loan Agreement dated September 10, 2001 (marked as the Third Amendment), (e) the Fifth Amendment to the Senior Subordinated Convertible Loan Agreement, dated November 2, 2001, and (f) the Sixth Amendment to the Senior Subordinated Convertible Loan Agreement, dated February 1, 2002, each of which amended the Original Loan Agreement;

         WHEREAS, the Borrower has requested and the Agent and the Lenders have agreed to make certain revisions to the Original Loan Agreement;

         WHEREAS, the parties hereto now desire to amend and restate the Original Loan Agreement on the terms and subject to the conditions set forth below:

         NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, the parties hereto hereby agree as follows:

                                   ARTICLE I

                           DEFINITIONS; CERTAIN TERMS

         Section 1.01 DEFINITIONS. As used in this Agreement, the following terms shall have the respective meanings indicated below, such meanings to be applicable equally to both the singular and plural forms of such terms:

         "ACTION" has the meaning specified therefor in Section 12.12.

         "ACQUISITION" means the purchase or acquisition of all or substantially all of the assets of any Person, the purchase of a controlling equity interest in any Person, or the merger or consolidation of any Person with any other Person, in any transaction or group of transactions which are part of a common plan.

         "AFFILIATE" means (i) with respect to any Person, any other Person that directly or, alone or with a group of related Persons whose interests taken as a whole, indirectly through one or more intermediaries, Controls, is Controlled by, or is under common Control with, such Person; (ii) any Person which is a parent, brother-sister or subsidiary of a Key Loan Party, whose enterprise's tax returns or financial statements are consolidated with those of a Key Loan Party, which is a member of the same controlled group of corporations (within the meaning of Section 1563(a)(1), (2) and (3) of the Internal Revenue Code or 1986, as amended from time to time) of which any Key Loan Party is a member, or Controls or is Controlled by any Key Loan Party; and (iii) with respect to the Loan Parties, without limiting the provisions of clauses (i) and (ii) hereof, "Affiliate" includes SSC. Notwithstanding anything to the contrary contained herein, in no event shall the Agent or any Lender be considered an "Affiliate" of a Loan Party as a result of being party to this Agreement or the transactions contemplated hereby

         "AGENT" has the meaning specified therefor in the preamble hereto.

         "AGENT'S ACCOUNT" means an account at a bank designated by the Agent from time to time as the account into which the Loan Parties shall make certain payments to the Agent for the benefit of the Agent and the Lenders under this Agreement and the other Loan Documents.

         "AGREEMENT" means this Amended and Restated Senior Convertible Loan Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to the Agreement as the same may be in effect at the time such reference becomes operative.

         "APPLICABLE LAW" means, as to any Person, (i) all statutes, rules, regulations, orders or other requirements having the force of law, and (ii) all court orders and injunctions, arbitrator's decisions and/or similar rulings, in each instance ((i) and (ii)) of or by any Federal, state, municipal or other governmental authority, or court, tribunal, panel or other body which has or claims jurisdiction over such Person, or any property of such Person, or of any other Person for whose conduct such Person would be responsible.

         "ASSIGNMENT AND ACCEPTANCE" means an assignment and acceptance entered into by an assigning Lender and an assignee, and accepted by the Agent, in accordance with Section 12.07 hereof and substantially in the form of Exhibit I hereto or such other form acceptable to the Agent.

         "AUTHORIZED OFFICER" means, with respect to any Person, the chief executive officer, chief financial officer, president, executive vice president, controller or treasurer of such Person.

         "BANKRUPTCY CODE" means the United States Bankruptcy Code (11 U.S.C. ss. 101, ET SEQ.), as amended from time to time, and any successor statute.

         "BOARD" means the Board of Governors of the Federal Reserve System of the United States.

         "BOARD OF DIRECTORS" means the board of directors of the Borrower as of the Effective Date.

         "BORROWER" has the meaning specified therefor in the preamble hereto.

         "BUSINESS DAY" means any day other than (i) a Saturday or Sunday, (ii) any day on which banks in New York City generally are not open to the general public for the purpose of conducting commercial banking business, or (iii) a day on which the principal office of the Agent is not open to the general public to conduct business.

         "BUSINESS PLAN" means the business plan for the Loan Parties for the fiscal years 2002 through and including 2004 dated March 19, 2002, as set forth in that certain confidential side letter from the Borrower to the Agent.

         "CAPITAL EXPENDITURES" means, with respect to any Person for any period, the sum of (i) the aggregate of all expenditures by such Person and its Subsidiaries during such period that in accordance with GAAP are or should be included in "property, plant and equipment" or in a similar fixed asset account on its balance sheet, whether such expenditures are paid in cash or financed and including all Capitalized Lease Obligations paid or payable during such period; and (ii) to the extent not covered by clause (i) above, the aggregate of all expenditures by such Person and its Subsidiaries during such period to acquire by purchase or otherwise the business or fixed assets of, or the Capital Stock of, any other Person.

         "CAPITAL GUIDELINE" means any law, rule, regulation, policy, guideline or directive (whether or not having the force of law and whether or not the failure to comply therewith would be unlawful) of any central bank or Governmental Authority (i) regarding capital adequacy, capital ratios, capital requirements, the calculation of a bank's capital or similar matters, or (ii) affecting the amount of capital required to be obtained or maintained by any Lender, any Person controlling any Lender or the manner in which any Lender, any Person controlling any Lender, allocates capital to any of its contingent liabilities (including letters of credit), advances, acceptances, commitments, assets or liabilities.

         "CAPITAL STOCK" means (i) with respect to any Person that is a corporation, any and all shares, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock; and (ii) with respect to any Person that is not a corporation, any and all partnership, membership or other equity interests of such Person.

         "CAPITALIZED LEASE" means, with respect to any Person, any lease of real or personal property by such Person as lessee which is (i) required under GAAP to be capitalized on the balance sheet of such Person; or (ii) a transaction of a type commonly known as a "synthetic lease" (i.e. a lease transaction that is treated as an operating lease for accounting purposes but with respect to which payments of rent are intended to be treated as payments of principal and interest on a loan for Federal income tax purposes).

         "CAPITALIZED LEASE OBLIGATIONS" means, with respect to any Person, obligations of such Person and its Subsidiaries under Capitalized Leases, and, for purposes hereof, the amount of any such obligation shall be the capitalized amount thereof determined in accordance with GAAP.

         "CHANGE IN CONTROL" means the occurrence of any of the following: (i) the acquisition, by any person or group (within the meaning of Section 13(d)(3) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of 25% or more of the issued and outstanding capital stock of the Borrower having the right, under ordinary circumstances, to vote for the election of directors of the Borrower, excluding from the foregoing any acquisition pursuant to the exercise of conversion rights under this Agreement;
(ii) more than half of the Persons who were directors of the Borrower on the first day of any period consisting of twelve (12) consecutive calendar months (the first of which twelve (12) month periods commencing with the first day of the month during which this Agreement was executed), cease, for any reason other than death, disability, or replacement by other Persons nominated by a nominating committee controlled by SSC to be directors of the Borrower; (iii) the failure of the Borrower to own, directly or indirectly, 95% of the capital stock of each of the other Loan Parties; or (iv) the failure of SSC to possess, directly or indirectly, the power to cause the direction of the management and policies of the Key Loan Parties.

         "COMMON STOCK" means the common stock, no par value per share, of the Borrower.

         "COMPETITIVE BUSINESS" means any business or enterprise consisting of
(i) operation of off-price discount department stores; (ii) operation of retail furniture stores and related accessories; (iii) operation of designer and name-brand shoe stores; (iv) operation of licensed shoe departments; (v) furniture manufacturing; or (vi) bedding manufacturing.

         "CONTINGENT OBLIGATION" means, with respect to any Person, any obligation of such Person guaranteeing or intended to guarantee any Indebtedness ("PRIMARY OBLIGATIONS") of any other Person (the "PRIMARY OBLIGOR") in any manner, whether directly or indirectly, including, without limitation, (i) the direct or indirect guaranty, endorsement (other than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of a primary obligor; (ii) the obligation to make take-or-pay or similar payments, if required, regardless of nonperformance by any other party or parties to an agreement (other than such agreements to purchase goods in the ordinary course of business); (iii) any obligation of such Person, whether or not contingent, (A) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (B)

(other than such agreements to purchase goods in the ordinary course of business) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (C) to purchase property, assets, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (D) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof (other than such agreements to purchase goods in the ordinary course of business); PROVIDED, HOWEVER, that the term "Contingent Obligation" shall not include (1) any product warranties or (2) obligations, warranties and indemnities not relating to Indebtedness which have been made or undertaken, in each case, extended in the ordinary course of business.

         "CONTROL", "CONTROLS", "CONTROLLED BY", or "UNDER COMMON CONTROL WITH" means the possession, direct or indirect of the power to cause the direction of the management and policies of a Person whether through the ownership of voting securities, by contract or otherwise. A Person shall be deemed to have control of another Person if it is a "beneficial owner" (as such term is defined in Rule 13d-3 and Rule 13-d-5 under the Exchange Act) or a member of a "group" that is the beneficial owner, directly or indirectly, of 20% or more of the voting stock of or equity interest in such Person.

         "CONVERSION DATE" has the meaning specified therefor in Section
13.02(a).

         "CONVERSION NOTICE" has the meaning specified therefor in Section 13.02(a).

         "CONVERSION PRICE" has the meaning specified therefor in Section 13.01(b).

         "CONVERSION SHARES" has the meaning specified therefor in Section 13.01(a).

         "CONVERTIBLE SECURITIES" means any evidences of indebtedness, shares (other than Common Stock) of capital stock or other securities directly or indirectly convertible into or exchangeable for Common Stock.

         "CONVERTING LENDER" has the meaning specified therefor in Section 13.01(b).

         "CURRENT MARKET PRICE" means, on any date specified herein, the average of the daily Market Price during the ten consecutive trading days before such date, except that, if on any such date the shares of Common Stock are not listed or admitted for trading on any national securities exchange or quoted in the over-the-counter market, the Current Market Price shall be the Market Price on such date.

         "DEFAULT" means an event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

         "DISPOSITION" means any transaction, or series of related transactions, pursuant to which any Person or any of its Subsidiaries sells, assigns, transfers or otherwise disposes of any property or assets (whether now owned or hereafter acquired) to any other Person, in each case, whether or not the consideration therefor consists of cash, securities or other assets owned by the acquiring Person, EXCLUDING any sales of Inventory in the ordinary course of business on ordinary business terms.

         "DIVISION(S)" means the various business segments of the Key Loan Parties, being the DSW/Shonac Business, the Filene's Business and the Value City Business.

         "DOLLAR," "DOLLARS" and the symbol "$" each means lawful money of the United States of America.

         "DSW/SHONAC BUSINESS" means, collectively, the businesses operated by DSW and Shonac.

         "EBITDA" means, with respect to any Person for any period, the consolidated Net Income of such Person and its Subsidiaries for such period, PLUS without duplication, the sum of the following amounts of such Person and its Subsidiaries for such period to the extent deducted in determining consolidated Net Income of such Person and its Subsidiaries for such period: (A) Interest Expense, (B) federal, state, local and foreign income tax expense, (C) depreciation expense, (D) amortization expense and (E) expenses incurred in connection with certain refinancings of Indebtedness by the Borrower.

         "EFFECTIVE DATE" means the date, on or before June 11, 2002, on which all of the conditions precedent set forth in Section 4.01 are satisfied or waived.

         "ELIGIBLE ASSIGNEE" means any Federal, state or foreign banking institution, or any private entity or commercial institution primarily engaged in the business of making commercial loans, and shall in no event include a Person that is engaged in a Competitive Business with any Loan Party, and as long as SSC remains in Control of the Key Loan Parties, an "Eligible Assignee" shall in no event include a Person which is engaged in a Competitive Business or a Related Business with SSC.

         "EMPLOYEE BENEFIT PLAN" means an employee benefit pension benefit plan that is covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Internal Revenue Code of 1986, as amended from time to time, and as to which a Key Loan Party or any ERISA Affiliate may have any liability.

         "ENVIRONMENTAL ACTIONS" means any complaint, summons, citation, notice, directive, order, claim, litigation, investigation, judicial or administrative proceeding, judgment, letter, or other communication from any Person or Governmental Authority involving violations of Environmental Laws or Releases of Hazardous Materials (i) from any assets, properties or businesses owned or operated by any Loan Party or any of its Subsidiaries or any predecessor in interest; or (ii) onto any facilities which received Hazardous Materials generated by any Loan Party or any of its Subsidiaries or any predecessor in interest.

         "ENVIRONMENTAL LAWS" means the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. ss. 9601, ET SEQ.), the Hazardous Materials Transportation Act (49 U.S.C. ss. 1801, ET SEQ.), the Resource Conservation and Recovery Act (42 U.S.C. ss. 6901, ET SEQ.), the Federal Clean Water Act (33 U.S.C. ss. 1251 ET SEQ.), the Clean Air Act (42 U.S.C. ss. 7401 ET SEQ.), the Toxic Substances Control Act (15 U.S.C. ss. 2601 ET seq.)

and the Occupational Safety and Health Act (29 U.S.C. ss. 651 ET SEQ.), as such laws may be amended or otherwise modified from time to time, and any other present or future Federal, state, local or foreign statute, ordinance, rule, regulation, order, judgment, decree, permit, license or other binding determination of any Governmental Authority imposing liability or establishing standards of conduct for protection of the environment or other government restrictions relating to the protection of the environment or the Release, deposit, or migration of any Hazardous Materials into the environment.

         "ENVIRONMENTAL LIABILITIES AND COSTS" means all liabilities, monetary obligations, Remedial Actions, losses, damages, punitive damages, consequential damages, treble damages, reasonable costs, and expenses (including all reasonable fees, disbursements and expenses of counsel, experts, and consultants and costs of investigations and feasibility studies), fines, penalties, sanctions and interest incurred as a result of any claim or demand by any Governmental Authority or any third party, and which relate to any environmental condition or a Release of Hazardous Materials from or onto (i) any property presently or formerly owned by any Loan Party or any of its Subsidiaries; or
(ii) any facility which received Hazardous Materials generated by any Loan Party or any of its Subsidiaries.

         "ENVIRONMENTAL LIEN" means any Lien in favor of any Governmental Authority for Environmental Liabilities and Costs.

         "EQUIPMENT" means, without limitation, "equipment" as defined in the UCC, and also all furniture, store fixtures, motor vehicles, rolling stock, machinery, office equipment, plant equipment, tools, dies, molds, and other goods, property, and assets which are used and/or were purchased for use in the operation or furtherance of a Loan Party's business, and any and all accessions or additions thereto, and substitutions therefor.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

         "ERISA AFFILIATE" means any Person which is under common control with a Key Loan Party within the meaning of Section 4001 of ERISA or is part of a group which includes any Key Loan Party and which would be treated as a single employer under Section 414 of the Internal Revenue Code of 1986, as amended from time to time.

         "EVENT OF DEFAULT" means any of the events set forth in Section 9.01. An "Event of Default" shall be deemed to have occurred and to be continuing unless and until that Event of Default has been duly waived by the Agent or cured to the satisfaction of the Agent.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as amended, modified, succeeded or replaced from time to time.

         "FAIR MARKET VALUE" means, on any date specified herein (i) in the case of cash, the dollar amount thereof, (ii) in the case of a security, the Current Market Price, and (iii) in all other cases, the fair value thereof (as of a date which is within 20 days of the date as of which the determination is to be made) determined in good faith by a committee of Borrower's Board of

Directors consisting of directors who are not Affiliates of Borrower, SSC or any other Lender; PROVIDED, HOWEVER, that at the request of a Lender, the Fair Market Value shall be determined in good faith by an independent investment banking firm selected jointly by Borrower and Lender or, if that selection cannot be made within ten days, by an independent investment banking firm selected by the American Arbitration Association in accordance with its rules, and PROVIDED, FURTHER, that Borrower shall pay all of the reasonable fees and expenses of any third parties incurred in connection with determining the Fair Market Value.

         "FEDERAL FUNDS RATE" means, for any period, a fluctuating interest rate per annum equal to, for each day during such period, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three Federal funds brokers of recognized standing selected by it.

         "FILENE'S BUSINESS" means the businesses operated by Filene's.

         "FINAL MATURITY DATE" means June 10, 2009, or such earlier date on which the Loan shall become due and payable in accordance with the terms of this Agreement and the other Loan Documents.

         "FINANCIAL STATEMENTS" means (i) the audited consolidated balance sheet of the Borrower and its Subsidiaries for the Fiscal Year ended February 2, 2002, and the related consolidated statement of operations, shareholders' equity and cash flows for the Fiscal Year then ended; and (ii) the unaudited consolidated balance sheet of the Borrower and its Subsidiaries for the three months ended May 2, 2002, and the related consolidated statement of operations, shareholder's equity and cash flows for the three months then ended.

         "FISCAL YEAR" means the fiscal year of the Borrower and its Subsidiaries ending on the Saturday nearest January 31st of each year.

         "GAAP" means generally accepted accounting principles in effect from time to time in the United States, applied on a consistent basis; PROVIDED, that for the purpose of Article VII hereof and the definitions used therein, "GAAP" shall mean generally accepted accounting principles in effect on the date hereof and consistent with those used in the preparation of the Financial Statements; PROVIDED, FURTHER, that if there occurs after the date of this Agreement any change in GAAP that affects in any respect the calculation of any covenant contained in Article VII hereof, the Agent and the Borrower shall negotiate in good faith amendments to the provisions of this Agreement that relate to the calculation of such covenant with the intent of having the respective positions of the Lenders and the Borrower after such change in GAAP conform as nearly as possible to their respective positions as of the date of this Agreement.

         "GOVERNMENTAL AUTHORITY" means any nation or government, any Federal, state, city, town, municipality, county, local or other political subdivision thereof or thereto and any department, commission, board, bureau, instrumentality, agency or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

         "GUARANTEED OBLIGATIONS" has the meaning specified therefor in Section 11.01.

         "GUARANTOR" means (i) certain Subsidiaries of the Borrower that are signatories hereto, and (ii) each other Person which guarantees, pursuant to
Section 6.01(a) or otherwise, all or any part of the Obligations.

         "GUARANTY" means (i) the Guaranty of each Guarantor party hereto contained in Article XI hereof; and (ii) each Guaranty substantially in the form of Exhibit D, made by any other Guarantor in favor of the Agent for the benefit of the Lenders, pursuant to Section 6.01(a) or otherwise.

         "HAZARDOUS MATERIAL" means (i) any element, compound or chemical that is defined, listed or otherwise classified as a contaminant, pollutant, toxic pollutant, toxic or hazardous substance, extremely hazardous substance or chemical, hazardous waste, special waste, or solid waste under Environmental Laws or that is reasonably likely to cause immediately, or at some reasonably foreseeable future time, harm to or have an adverse effect on, the environment or risk to human health or safety, including, without limitation, any pollutant, contaminant, waste, hazardous waste, toxic substance or dangerous good which is defined or identified in any Environmental Law and which is present in the environment in such quantity or state that it contravenes any Environmental Law;
(ii) petroleum and its refined products; (iii) polychlorinated biphenyls; (iv) any substance exhibiting a hazardous waste characteristic, including, without limitation, corrosivity, ignitability, toxicity or reactivity as well as any radioactive or explosive materials; and (v) any raw materials, building components (including, without limitation, asbestos-containing materials) and manufactured products containing hazardous substances listed or classified as such under Environmental Laws.

         "HEDGING AGREEMENT" means any interest rate, foreign currency, commodity or equity swap, collar, cap, floor or forward rate agreement, or other agreement or arrangement designed to protect against fluctuations in interest rates or currency, commodity or equity values (including, without limitation, any option with respect to any of the foregoing and any combination of the foregoing agreements or arrangements), and any confirmation executed in connection with any such agreement or arrangement, including, without limitation, the NCB Hedging Agreement.

         "HIGHEST LAWFUL RATE" means, with respect to the Agent or any Lender, the maximum non-usurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the Obligations under laws applicable to the Agent or such Lender which are currently in effect or, to the extent allowed by law, under such Applicable Laws which may hereafter be in effect and which allow a higher maximum non-usurious interest rate than Applicable Laws now allow.

         "INDEBTEDNESS" means, without duplication, all obligations, including Contingent Obligations, that in accordance with GAAP should be classified upon the balance sheet of any Key Loan Party and/or the consolidated balance sheet of the Key loan Parties as liabilities, other than trade payables, deferred rent, or accrued expenses incurred in the ordinary course of business or to which reference should be made by footnotes thereto, including, in any event and whether or not so classified, (i) all obligations in respect of money borrowed (including any indebtedness which is non-recourse to the credit of such Person but which is secured by a Lien on any asset of such Person) whether or not evidenced by a promissory note, bond, debenture or other written obligation to pay money; (ii) all obligations evidenced by bonds, notes, debentures or other similar instruments; (iii) all obligations in connection with Hedging Agreements; (iv) all obligations in connection with any letter of credit or acceptance transaction (including, without limitation, the face amount of all letters of credit and acceptances issued for the account of such Person or reimbursement on account of which such Person would be obligated); (v) all obligations in connection with the sale or discount of accounts receivable or chattel paper of such Person; (vi) all obligations on account of deposits or advances other than deferred rent incurred in the ordinary course of business;
(vii) all obligations as lessee under Capitalized Leases; and (viii) all obligations in connection with any sale and leaseback transaction. "Indebtedness" also includes: (x) Indebtedness of others secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person; (y) any guaranty, endorsement, suretyship or other undertaking in respect of Indebtedness pursuant to which that Person may be liable on account of any obligation of any third party; and (z) the Indebtedness of a partnership or joint venture for which such Person is liable as a general partner or joint venturer.

         "INDEMNIFIED MATTERS" has the meaning specified therefor in Section 12.15.

         "INDEMNITEES" has the meaning specified therefor in Section 12.15.

         "INSOLVENCY PROCEEDING" means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code or under any other bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, or extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

         "INTEREST EXPENSE" means, with respect to any Person for any period, gross interest expense of such Person and its Subsidiaries for such period determined on a consolidated basis and in accordance with GAAP (including, without limitation, interest expense paid to Affiliates of such Person).

         "INTERNAL REVENUE CODE" means the Internal Revenue Code of 1986, as amended from time to time, (or any successor statute thereto) and the regulations thereunder.

         "INVENTORY" means, with respect to any Person, all goods and merchandise of such Person, including, without limitation, all raw materials, work-in-process, packaging, supplies, materials and finished goods of every nature used or usable in connection with the shipping, storing, advertising or sale of such goods and merchandise, whether now owned or hereafter acquired, and all such other property the sale or other disposition of which would give rise to Accounts Receivable or cash.

         "LEASE" means any lease of real property to which any Loan Party or any of its Subsidiaries is a party as lessor or lessee.

         "LENDERS" means the financial institutions listed on the signature pages hereof, and each assignee that shall become a party hereto pursuant to
Section 12.07.

         "LENDER'S ACCOUNT" means all an account at a bank designated by each Lender from time to time into which the Loan Parties shall make certain payments to such Lender under this Agreement.

         "LIEN" means any mortgage, deed of trust, pledge, lien (statutory or otherwise), security interest, charge or other encumbrance or security or preferential arrangement of any nature, including, without limitation, any conditional sale or title retention arrangement, any Capitalized Lease and any assignment, deposit arrangement or financing lease intended as, or having the effect of, security.

         "LISTING DEADLINE DATE" means October 31, 2002; PROVIDED, HOWEVER, that in the event the Meeting is delayed as a result of a unilateral action by SSC or a shareholder of SSC, the Listing Deadline Date shall be December 31, 2002.

         "LOAN" means the loan made by Lenders to the Borrower pursuant to
Article II hereof.

         "LOAN DOCUMENT" means this Agreement, the Notes, the Registration Rights Agreement and any other agreement, instrument, and other document executed and delivered pursuant hereto or thereto or otherwise evidencing the Loan or any other Obligation.

         "LOAN PARTY" means the Borrower or any Guarantor.

         "MARKET PRICE" means, on any date specified herein, the amount per share of the Common Stock, equal to (i) the last reported sale price of such Common Stock, regular way, on such date or, in case no such sale takes place on such date, the average of the closing bid and asked prices thereof regular way on such date, in either case as officially reported on the principal national securities exchange on which such Common Stock is then listed or admitted for trading, (ii) if such Common Stock is not then listed or admitted for trading on any national securities exchange but is designated as a national market system security by the NASD, the last reported trading price of the Common Stock on such date, (iii) if there shall have been no trading on such date or if the Common Stock is not so designated, the average of the closing bid and asked prices of the Common Stock on such date as shown by the NASD automated quotation system, (iv) if trading in such Common Stock is quoted in the over-the-counter market, the average of the closing bid and asked prices of the Common Stock on such date as shown on the OTC Bulletin Board, or (v) if such Common Stock is not then listed or admitted for trading on any national exchange or quoted in the over-the-counter market, the fair value thereof (as of a date which is within 20 days of the date as of which the determination is to be made) determined in good faith by a committee of Borrower's Board of Directors consisting of directors who are not Affiliates of Borrower or SSC; PROVIDED, HOWEVER, that at the request of a Lender, the Market Price shall be determined in good faith by an independent investment banking firm selected jointly by Borrower and a Lender or, if that selection cannot be made within 10 days, by an independent investment banking firm selected by the American Arbitration Association in accordance with its rules, and PROVIDED, FURTHER, that Borrower shall pay all of the fees and expenses of any third parties incurred in connection with determining the Market Price.

         "MATERIAL ACCOUNTING CHANGE" means any change in GAAP applicable to accounting periods subsequent to the Key Loan Parties' fiscal year most recently completed prior to the execution of this Agreement, which change has a material effect on the Key Loan Parties' Consolidated financial condition or operating results, as reflected on financial statements and reports prepared by or for the Key Loan Party, when compared with such condition or results as if such change had not taken place.

         "MATERIAL ADVERSE EFFECT" means a material adverse effect on (i) the business, operations, property, assets or financial condition of (x) the Loan Parties taken as a whole or (y) the Value City Business taken as a whole (including those portions of Shonac that operate as part of the Value City Business) or (ii) the validity or enforceability of this Agreement or any of the other Loan Documents or any of the material rights or remedies of the Agent or the Lenders hereunder or thereunder.

         "MATERIAL CONTRACT" means, with respect to any Person, (i) each contract or agreement (other than Leases, intercompany agreements benefit and pension plans, stock option plans and labor and employment contracts) to which such Person or any of its Subsidiaries is a party involving aggregate consideration payable to or by such Person or such Subsidiary of $1,000,000 or more annually (other than purchase orders in the ordinary course of the business of such Person or such Subsidiary and other than contracts that by their terms may be terminated by such Person or Subsidiary in the ordinary course of its business upon less than 60 days' notice without penalty or premium) and (ii) all other contracts or agreements material to the business, operations, condition (financial or otherwise), performance, prospects or properties of such Person or such Subsidiary.

         "MOODY'S" means Moody's Investors Service, Inc. and any successor thereto.

         "MULTIEMPLOYER PLAN" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA to which any Loan Party or any of its ERISA Affiliates has contributed to, or has been obligated to contribute, at any time during the preceding six (6) years.

         "NCB HEDGING AGREEMENT" means the Hedging Agreement between the Borrower and National City Bank dated as of March 28, 2000.

         "NET INCOME" means, with respect to any Person for any period, the net income (loss) of such Person and its Subsidiaries for such period, determined on a consolidated basis and in accordance with GAAP, but excluding from the determination of Net Income (without duplication) (a) any extraordinary or non recurring gains or losses or gains or losses from Dispositions, (b) restructuring charges, (c) effects of discontinued operations and (d) interest income.

         "NOTE" means a promissory note of the Borrower, substantially in the form of Exhibit A hereto, made payable to the order of a Lender and evidencing the Indebtedness resulting from the making by such Lender of its Pro Rata Share of the Loan.

         "NOTICE OF ELECTION" has the meaning specified therefore in Section 2.03(c).

         "NYSE" means the New York Stock Exchange.

         "OBLIGATIONS" means all present and future indebtedness, obligations, and liabilities of each Loan Party to the Agent and the Lenders under the Loan Documents, whether or not the right of payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured, unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any proceeding referred to in Section 9.01. Without limiting the generality of the foregoing, the Obligations of each Loan Party under the Loan Documents include (i) the obligation to pay principal, interest, including any PIK Interest, charges, expenses, fees, attorneys' fees and disbursements, indemnities and other amounts payable by such Person under the Loan Documents; and (ii) the obligation of such Person to reimburse any amount in respect of any of the foregoing that the Agent may elect to pay or advance on behalf of such Person.

         "OLD NOTE" has the meaning specified in Section 2.01.

         "OPTION" means options, warrants or other rights to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.

         "ORIGINAL LOAN AGREEMENT" has the meaning specified therefore in the preamble.

         "OTHER TAXES" has the meaning specified therefore in Section 2.05.

         "PARTICIPANT REGISTER" has the meaning specified therefor in Section 12.07(b)(v).

         "PAYMENT OFFICE" means the Agent's office located at Schottenstein Stores Corporation, 1800 Moler Road, Columbus, Ohio, 43207, or at such other office or offices of the Agent as may be designated in writing from time to time by the Agent to the Borrower.

         "PBGC" means the Pension Benefit Guaranty Corporation or any successor thereto.

         "PERMITTED ACQUISITION" means (i) any Acquisition the cash consideration for which is less than $3,000,000 in the aggregate in any fiscal year of the Key Loan Parties and which satisfies the conditions set forth in clauses (f), (g), (h) and (i) below; and (ii) an Acquisition in which each of the following conditions are satisfied: (a) no Default or Event of Default then exists or would arise from the consummation of such Acquisition; (b) such Acquisition shall have been approved by the Board of Directors of the Person (or similar governing body if such Person is not a corporation) which is the subject of such Acquisition and such Person shall not have announced that it will oppose such Acquisition or shall not have commenced any action which alleges that such Acquisition will violate Applicable Law; (c) the Borrower shall have furnished the Agent with ten (10) days' prior notice of such intended Acquisition and shall have furnished the Agent with a current draft of the Acquisition agreement and other Acquisition documents, a summary of any due diligence undertaken by the Key Loan Parties in connection with such Acquisition, appropriate financial statements of the Person which is the subject of such Acquisition, pro forma projected financial statements for the twelve (12) month period following such Acquisition after giving effect to such Acquisition (including balance sheets, cash flows and income statements by month for the acquired Person, individually, and on a consolidated basis with all Loan Parties), and such other information as the Agent may reasonably require, each of which shall be reasonably satisfactory to the Agent; (d) the structure of the Acquisition shall be acceptable to the Agent in its reasonable judgment; if an Acquisition of capital stock or other equity interests, after consummation of such Acquisition, a Key Loan Party shall own directly or indirectly a majority of the equity interests in the Person being acquired and shall Control a majority of any voting interests, and/or shall otherwise Control the governance of the Person being acquired; (e) the Agent shall have received (i) the results of appraisals of the assets (or the assets of the Person) to be acquired in such Acquisition and of a commercial finance examination of the Person that is (or whose assets are) being acquired, and (ii) such other due diligence as the Agent may reasonably require, all of the results of the foregoing to be reasonably satisfactory to the Agent; (f) any assets acquired shall be utilized only in, and if the Acquisition involves a merger, consolidation or stock acquisition, the Person which is the subject of such Acquisition shall be engaged only in, a Permitted Business; (g) if the Person which is the subject of such Acquisition will be maintained as a Subsidiary of a Key Loan Party, such Subsidiary shall have executed such documents as may be necessary to be joined as a "Guarantor" hereunder; and (h) the total consideration paid for all Acquisitions (whether in cash, tangible property, notes or other property (other than capital stock of the Borrower)) after the Effective Date, shall not exceed in the aggregate the sum of $15,000,000.

         "PERMITTED BUSINESS" means the business of owning and operating a chain of retail department stores selling clothing apparel, housewares, home furnishings, toys, sporting goods, jewelry, shoes, health and beauty care items or any of the foregoing, and engaging in certain related licensing and other retail and wholesale businesses reasonably related thereto, including, but not limited to, any retail lease department operation.

         "PERMITTED DISPOSITION" means any of the following: (i) licenses of intellectual property or licensed departments of a Loan Party or any of its Subsidiaries in the ordinary course of business; (ii) Leases or subleases of Leases, to the extent at any point in time such Leases or subleases have, in the aggregate, anticipated minimum fixed annual rental payments of not more than $3,000,000; (iii) sales, assignments, transfers, conveyances or other dispositions of any or all of the Property specified in Schedule 6.02(c) hereof; PROVIDED that in connection with a sale or similar disposition of any such Property, if a Loan Party receives a note or similar obligation as all or part of the consideration therefor, such Loan Party shall secure such note or obligation with a Mortgage or similar Lien on such Property and pledge such note or other obligation to the Agent as security for the Obligations pursuant to the terms of the Loan Documents; (iv) sales of Inventory and Equipment in connection with store closures permitted in accordance with the provisions of Section 6.02(c)(vii) hereof, PROVIDED that all sales of Inventory in connection with store closings (x) after the occurrence and during the continuance of an Event of Default or (y) consisting of more than fifteen (15) retail stores at the same time, shall be in accordance with liquidation agreements and with liquidators reasonably acceptable to the Agent; and (v) (x) the sale of any property, land or building (including any related receivables or other intangible assets) to any Person which is not a Subsidiary of a Key Loan Party, or (y) the sale of the entire capital stock (or other equity interests) and Indebtedness of any Subsidiary owned by a Loan Party to any Person which is not a Subsidiary of a Key Loan Party, or (z) the consummation of any other asset sale with a Person who is not a Subsidiary of a Key Loan Party, PROVIDED that:

(A) the consideration for such transaction represents fair value, and at least 90% of such consideration consists of cash, PROVIDED that in connection with a sale or similar disposition of any such Property, if a Loan Party receives a note or similar obligations as all or part of the consideration therefor, such Loan Party shall secure such note or obligation with a Mortgage or similar Lien on such property and pledge such note or other obligation to the Agent as security for the Obligations pursuant to the terms of the Loan Documents; (B) the aggregate consideration for all such transactions completed in any fiscal year does not exceed $500,000; (C) the aggregate consideration for all such transactions completed after the Effective Date does not exceed $1,500,000; and
(D) other than in connection with a transaction, the aggregate consideration for which is equal to an amount less than $500,000, at least five (5) Business Days prior to the date of completion of such transaction such Loan Party shall have delivered to the Agent an officer's certificate executed on behalf of such Loan Party by an Authorized Officer of such Loan Party, which certificate shall contain a description of the proposed transaction, the date such transaction is scheduled to be consummated, the estimated purchase price or other consideration for such transaction, financial information pertaining to compliance with the preceding clause (A), and which shall (if requested by the Agent) include a certified copy of the draft or definitive documentation pertaining thereto.

         "PERMITTED INDEBTEDNESS" means any of the following: (i) Indebtedness incurred under this Agreement and the other Loan Documents; (ii) [Intentionally Omitted]; (iii) Indebtedness on account of Equipment or improvements to real property acquired in compliance with the requirements of subparagraph (xiii) of the definition of Permitted Liens, the incurrence of which would not otherwise be prohibited by this Agreement; PROVIDED, that such Indebtedness shall not exceed $10,000,000 in the aggregate at any time outstanding; (iv) (a) Indebtedness consisting of all obligations of a Loan Party or any Subsidiary as lessee under Capitalized Leases, and (b) Indebtedness consisting of all obligations of a Loan Party or any Subsidiary under any lease (x) that is accounted for by the lessee as an operating lease and (y) under which the lessee is intended to be the "owner" of the leased property for Federal income tax purposes; PROVIDED, that (A) at the time of any incurrence thereof after the date hereof, and after giving effect thereto, no Event of Default shall have occurred and be continuing or would result therefrom, and (B) the aggregate outstanding principal amount (using the obligations in lieu of principal amount, in the case of any Capitalized Lease, or present value, based on the implicit interest rate, in lieu of principal amount, in the case of any lease described above in part (b)) of Indebtedness permitted by this clause (iv) shall not exceed $10,000,000 aggregate principal amount outstanding at any time; (v) Indebtedness of the Loan Parties and any Subsidiary under the NCB Hedging Agreement, (vi) the Indebtedness listed on Schedule 6.02(b), annexed hereto;
(vii) Indebtedness to sellers in connection with Permitted Acquisitions; (viii) intercompany indebtedness between and among the Borrower and the other Loan Parties; (ix) Indebtedness to creditors of the former Filene's incurred in connection with the acquisition of Filene's, such Indebtedness not to exceed $6,000,000; (x) Indebtedness with respect to indemnities, warranties, statutory obligations, and surety, appeal and supersedeas bonds incurred in the ordinary course of business; (xi) Indebtedness in respect of overdraft protections and otherwise in connection with deposit accounts; and (xii) Indebtedness arising out of the refinancing, extension, renewal or refunding of any Indebtedness permitted under this Agreement, provided that the principal amount of such Indebtedness is not increased from the amount outstanding at the time of such refinancing.

         "PERMITTED INVESTMENTS" means each of the following: (i) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing not more than one year from the date of acquisition thereof; (ii) investments in commercial paper maturing not more than one year from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from Standard & Poor's or from Moody's Investment Services, Inc.; (iii) investments in certificates of deposit, banker's acceptances and time deposits maturing not more than one year from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any financial institution organized under the laws of the United States of America or any State thereof that has a combined capital and surplus and undivided profits of not less than $500,000,000; (iv) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (i) above (without regard to the limitation on maturity contained in such clause) and entered into with a financial institution satisfying the criteria described in clause (iii) above; (v) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either Standard & Poor's or from Moody's Investment Services, Inc.; (vi) investments in money market funds, substantially all the assets of which are comprised of securities of the types described in clauses (i) through (vi) above; (vii) investments acquired by a Loan Party or any of its Subsidiaries (x) in exchange for any other investment held by such Loan Party or any such Subsidiary in connection with or as a result of a bankruptcy, workout, reorganization or recapitalization of the issuer of such other investment, or (y) as a result of a foreclosure by such Loan Party or any of its Subsidiaries with respect to any secured investment or other transfer of title with respect to any secured investment in default; (viii) investments by a Loan Party in the capital of any wholly-owned subsidiary of such Loan Party, including without limitation, any Permitted Acquisitions, provided that the provisions of Section 6.01(a) hereof have been complied with respect to such Subsidiary; (ix) to the extent not permitted by the foregoing clauses, existing investments in any Subsidiaries (and any increases thereof attributable to increases in retained earnings); (x) to the extent not permitted by the foregoing clauses, the existing investments described on Schedule 6.02(e) hereto; (xi) investments of a Loan Party and any Subsidiary in Hedging Agreements permitted by clause (v) of the definition of Permitted Indebtedness; (xii) investments of any Person which are outstanding at the time such Person becomes a Subsidiary of a Loan Party as a result of Permitted Acquisition, but not any increase in the amount thereof; and (xiii) any other investments (whether in the form of cash or contribution of property, and if in the form of a contribution of property, such property shall be valued for purposes of this clause at the fair value thereof) in any corporation, partnership, limited liability company, joint venture or other business entity, which is not itself a Subsidiary of a Key Loan Party or owned or Controlled by any director, officer or employee of a Key Loan Party or any of its Subsidiaries, not otherwise permitted by the foregoing clauses, made after the Effective Date, shall be permitted to be incurred if (a) no Event of Default shall have occurred and be continuing, or would result therefrom, and (b) the aggregate cumulative amount of such investments (together with any loans and advances permitted under Sections 6.02(e)(vi)(D) and (E)) does not exceed $6,000,000.

         "PERMITTED LIENS" means any of the following: (i) Liens for taxes not yet delinquent or which are being contested in good faith by appropriate proceedings, PROVIDED that adequate reserves with respect thereto are maintained on the books of a Key Loan Party in accordance with GAAP, and PROVIDED further that, no notice of tax lien has been filed with respect thereto; (ii) Liens in respect of property or assets imposed by law in the ordinary course of business, such as carrier's, warehousemen's, mechanics', materialmen's, repairmen's, landlord's or similar Liens arising in the ordinary course of business which (x) are not overdue in accordance with customary business practices and consistent with the applicable Loan Party's prior practices, and do not in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Loan Parties, or
(y) are being contested in good faith by a Loan Party, by appropriate proceedings diligently instituted and conducted and without danger of any material risk to the property or assets of such Loan Party and adequate reserves or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made therefor; (iii) Liens, pledges or deposits in connection with workers' compensation, unemployment insurance and other types of social security; (iv) deposits to secure the performance of tenders, bids, sales, trade and government contracts, leases, statutory obligations, surety, appeal, and supersedeas bonds, warranty, advance payment, customs, performance and return-of-money bonds and other obligations of a like nature in the ordinary course of business (exclusive of obligations in respect of the payment of borrowed money) whether pursuant to statutory requirements, common law or consensual arrangements; (v) easements, rights of way, leases, zoning or deed restrictions, licenses, covenants, building restrictions, minor defects or irregularities in title and other similar real estate encumbrances incurred in the ordinary course of business that in the aggregate do not materially interfere with the conduct of the business of the Loan Parties; defects and irregularities in titles, survey exceptions, encumbrances, easements or reservations of others for rights-of-way, roads, pipelines, railroad crossings, services, utilities or other similar purposes; outstanding mineral rights or reservations (including rights with respect to the removal of material resource) which do not materially diminish the value of the surface estate, assuming usage of such surface estate similar to that being carried on by any Loan Party as of the Effective Date; (vi) any interest or title of a lessor under any lease entered into by any Loan Party in the ordinary course of business not in violation of the Loan Documents; (vii) any interest or title of any lessee under any leases or subleases of real property of a Loan Party not in violation of the requirements of the Loan Documents, provided that all such Liens do not in the aggregate materially detract from the value of such Loan Party's property or materially impair the use thereof in the operation of such Loan Party's business; (viii) Liens arising from financing statements regarding property subject to Capitalized Leases not in violation of the requirements of the Loan Documents, provided that such Liens are only in respect of the property subject to, and secure only, the respective lease; (ix) rights of consignors of goods to a Loan Party as consignee; (x) Liens arising from judgments, decrees or attachments in existence less than 30 days after the entry thereof, with respect to which execution has been stayed and with respect to which payment in full above any applicable deductible is covered by insurance or a bond, or in circumstances not constituting an Event of Default under Section 9.01(j)(i);
(xi) Liens created by this Agreement or the other Loan Documents; (xii) Liens
(x) listed on Schedule 6.02(a), annexed hereto, or (y) arising out of the refinancing, extension, renewal or refunding of any Indebtedness secured by any such Lien, provided that the principal amount of such Indebtedness is not increased and such Indebtedness is not secured by any additional assets; and
(xiii) Liens which
are placed upon Equipment or improvements to real property (including the associated real property) used in the ordinary course of business of a Loan Party or any Subsidiary (x) at the time of (or within 90 days after) the acquisition of such Equipment or the completion of such improvements by such Loan Party or any such Subsidiary to secure Indebtedness incurred to pay or finance all or a portion of the purchase price or other cost thereof, provided that the Lien on the Equipment so acquired or the real property so improved does not encumber any other asset of such Loan Party or any such Subsidiary; or (y) are existing on Equipment or real property at the time acquired by a Loan Party or any Subsidiary or on assets of a Person at the time such Person first becomes a Subsidiary of the Borrower; PROVIDED, that (A) any such Lien was not created at the time of or in contemplation of the acquisition of such assets or Person by a Loan Party or any Subsidiaries, (B) in the case of any such acquisition of a Person, any such Lien attaches only to the Equipment or real estate, as applicable, of such Person, and (C) in the case of any such acquisition of Equipment or real estate by a Loan Party or any Subsidiary, any such Lien attaches only to the property and assets so acquired and not to any other property or assets of such Loan Party or any such Subsidiary; PROVIDED, that the Liens outstanding from time to time under this clause (xiii) shall not secure any Indebtedness other than Permitted Indebtedness described in clause (iii) of such definition.

         "PERSON" shall have the meaning given to such term as defined in
Section 13(d)(3) of the Securities Exchange Act.

         "PIK INTEREST" means, as at any date of determination, the amount of all interest accrued with respect to the Loan that has been paid-in-kind by being added to the outstanding principal balance thereof on a monthly basis in accordance with Section 2.03.

         "PIK OPTION CHANGE DATE" means the second anniversary of the Effective Date.

         "POST-DEFAULT RATE" means a rate of interest per annum equal to the rate of interest otherwise in effect from time to time pursuant to the terms of this Agreement plus 3%.

         "PRO RATA SHARE" means the percentage obtained by dividing (i) the aggregate unpaid principal amount of such Lender's portion of the Loan, by (ii) the aggregate unpaid principal amount of the Loan.

         "PROPERTY" means any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

         "PROXY" has the meaning specified therefor in Section 5.01(nn).

         "REFERENCE BANK" means JPMorgan Chase Bank, its successors or any other commercial bank designated by the Agent to the Borrower from time to time.

         "REFERENCE RATE" means the rate of interest publicly announced by the Reference Bank in New York, New York from time to time as its reference rate, base rate or prime rate. The reference rate, base rate or prime rate is determined from time to time by the Reference Bank as a means of pricing some loans to its borrowers and neither is tied to any external rate of interest or index nor necessarily reflects the lowest rate of interest actually charged by the Reference Bank to any particular class or category of customers. Each change in the Reference

Rate shall be effective from and including the date such change is publicly announced as being effective.

         "REGISTER" has the meaning specified therefor in Section 12.07(b)(ii).

         "REGISTERED LOAN" has the meaning specified therefor in Section 12.07(b)(ii).

         "REGISTERED NOTE" has the meaning specified therefor in Section
2.02(c).

         "REGISTRATION RIGHTS AGREEMENT" means the registration rights agreement, dated as of March 15, 2000 by and between the Borrower and PSCC (whose interest thereunder was subsequently assigned to SSC on December 11, 2000).

         "REGULATION T", "REGULATION U" and "REGULATION X" mean, respectively, Regulations T, U and X of the Board or any successor, as the same may be amended or supplemented from time to time.

         "RELATED BUSINESS" means any business or enterprise consisting of asset maximization services or asset valuation services.

         "RELEASE" means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, seeping, migrating, dumping or disposing of any Hazardous Material (including the abandonment or discarding of barrels, containers and other closed receptacles containing any Hazardous Material) into the indoor or outdoor environment, including, without limitation, the movement of Hazardous Materials through or in the ambient air, soil, surface or ground water, or property.

         "REMEDIAL ACTION" means all actions taken to (i) clean up, remove, remediate, contain, treat, monitor, assess, evaluate or in any other way address Hazardous Materials in the indoor or outdoor environment; (ii) prevent or minimize a Release or threatened Release of Hazardous Materials so they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment; (iii) perform pre-remedial studies and investigations and post-remedial operation and maintenance activities; or (iv) perform any other actions authorized by 42 U.S.C. ss. 9601.

         "REPORTABLE EVENT" means an event described in Section 4043 of ERISA (other than an event not subject to the provision for 30-day notice to the PBGC under the regulations promulgated under such Section).

         "REQUIRED LENDERS" means SSC and any of its affiliates to whom it assigns all or any portion of its rights and obligations under this Agreement or any of the Loan Documents.

         "REQUISITE APPROVAL" means the affirmative vote of at least a majority of the shares of Common Stock (voting as one class, with each share of Common Stock having one vote) voting regarding the issuance of the Conversion Shares in excess of 19.9% of the issued and outstanding Common Stock on the Effective Date with greater than fifty percent (50%) of the issued and outstanding shares of Common Stock voting.

         "SEC" means the Securities and Exchange Commission or any other similar or successor agency of the Federal government administering the Securities Act.

         "SECURITIES ACT" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect from time to time.

         "SOLVENT" means, with respect to any Person on a particular date, that on such date (i) the fair value of the property of such Person is not less than the total amount of the liabilities of such Person; (ii) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its existing debts as they become absolute and matured; (iii) such Person is able to realize upon its assets and pay its debts and other liabilities, Contingent Obligations and other commitments as they mature in the normal course of business; (iv) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature; and (v) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute unreasonably small capital. The determination of whether a Person is Solvent shall take into account all such Person's properties and liabilities regardless of whether, or the amount at which, any such property or liability is included on a balance sheet of such Person prepared in accordance with GAAP, including properties such as contingent contribution or subrogation rights, business prospects, distribution channels and goodwill. The determination of the sum of a Person's properties at a fair valuation or the present fair saleable value of a Person's properties shall be made on a going concern basis unless, at the time of such determination, the liquidation of the business in which such properties are used or useful is in process or is demonstrably imminent. In computing the amount of contingent or unrealized properties or contingent or unliquidated liabilities at any time, such properties and liabilities will be computed at the amounts which, in light of all the facts and circumstances existing at such time, represent the amount that reasonably can be expected to become realized properties or matured liabilities, as the case may be. In computing the amount that would be required to pay a person's probable liability on its existing debts as they become absolute and matured, reasonable valuation techniques, including a present value analysis, shall be applied using such rates over such periods as are appropriate under the circumstances, and it is understood that, in appropriate circumstances, the present value of Contingent Liabilities may be zero.

         "STANDARD & POOR'S" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and any successor thereto.

         "SSC" has the meaning specified therefore in the preamble hereto.

         "SUBSIDIARY" means, with respect to any Person at any date, any corporation, limited or general partnership, limited liability company, trust, estate, association, joint venture or other business entity (i) the accounts of which would be consolidated with those of such Person in such Person's consolidated financial statements if such financial statements were prepared in accordance with GAAP or (ii) of which more than 50% of (A) the outstanding Capital Stock having (in the absence of contingencies) ordinary voting power to elect a majority of the board of directors or other managing body of such Person, (B) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company or (C) in the case of a trust, estate, association, joint venture or other entity, the beneficial interest in such trust, estate, association or other entity business is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such Person.

         "TAXES" has the meaning set forth in Section 2.05.

         "UNRESTRICTED SUBSIDIARY" has the meaning specified therefor in Section 5.01(kk).

         "VALUE CITY BUSINESS" means the Key Loan Parties' business other than the DSW/Shonac Business and the Filene's Business.

         Section 1.02 TERMS GENERALLY. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. References in this Agreement to "determination" by the Agent include good faith estimates by the Agent (in the case of quantitative determinations) and good faith beliefs by the Agent (in the case of qualitative determinations).

         Section 1.03 ACCOUNTING AND OTHER TERMS. Unless otherwise expressly provided herein, each accounting term used herein shall have the meaning given it under GAAP applied on a basis consistent with those used in preparing the Financial Statements.

         Section 1.04 TIME REFERENCES. Unless otherwise indicated herein, all references to time of day refer to Eastern Standard Time or Eastern daylight saving time, as in effect in New York City on such day. For purposes of the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding"; PROVIDED, HOWEVER, that with respect to a computation of fees or interest payable to the Agent or any Lender, such period shall in any event consist of at least one full day.

                                   ARTICLE II

                                    THE LOAN

         Section 2.01 THE LOAN. (a) The Lenders have made Advances (as defined in the Original Loan Agreement) to the Borrower under the Original Loan Agreement, of which $75,000,000 of the Advances remain outstanding on the Effective Date (immediately prior to the effectiveness of this Agreement). The Borrower acknowledges and agrees that upon the effectiveness of this Agreement, the aggregate principal amount of such Advances shall automatically and immediately be deemed to constitute the "Loan" to the Borrower by the Lenders under this Agreement. It is the intention of the parties hereto that this Agreement and the consolidation and substitution of the Note for the existing "Notes" referred to in the Original Loan Agreement (the "OLD NOTE") shall not in any way constitute (i) a forgiveness of the indebtedness of the Borrower under the Old Note, (ii) a release of the Borrower from such obligations, or (iii) a novation of the Old Note.

         (b) Any principal amount of the Loan which is prepaid or repaid may not be reborrowed.

         Section 2.02 NOTES; REPAYMENT OF LOAN.

                (a) The obligations of the Borrower to repay the Loan and interest thereon shall be evidenced by Notes, duly executed on behalf of the Borrower, dated the Effective Date, and delivered to and made payable to the order of each Lender in a principal amount equal to such Lender's Pro Rata Share of the Loan as set forth on Schedule 1.01A.

                 (b) The Borrower shall repay the principal amount of the Loan (including all PIK Interest added thereto) on the Final Maturity Date together with all such other amounts as may be necessary to pay in full, in cash, all Obligations to the Lenders.

                 (c) The Loan may not be evidenced by promissory notes other than a Note which is a Registered Note. Upon the registration of the Loan, any promissory note (other than a Registered Note) evidencing the same shall be null and void and shall be returned to the Borrower. The Borrower agrees, at the request of the Agent, to execute and deliver to each Lender, a promissory note in registered form (a "REGISTERED NOTE") to evidence such Registered Loan (i.e., containing the registered note language set forth in Exhibit K hereto) and registered as provided in Section 12.07. Once recorded in the Register, the Loan evidenced by such Note may not be removed from the Register so long as it remains outstanding and a Registered Note may not be exchanged for a promissory note that is not a Registered Note.

         Section 2.03 INTEREST. (a) RATE. The Loan shall bear interest on the principal amount thereof from time to time outstanding, from the Effective Date until such principal amount becomes due, at an interest rate per annum equal to 10%; PROVIDED, HOWEVER, that if the Requisite Approval is not obtained and all of the Conversion Shares are not approved for listing on the NYSE on or prior to the Listing Deadline Date, the Loan shall bear interest on the principal amount thereof, from the Listing Deadline Date until the date such Requisite Approval is obtained and such Conversion Shares are listed on the NYSE, at an interest rate per annum equal to the interest rate otherwise in effect pursuant to the terms of this Agreement plus five percent (5%).

                 (b) DEFAULT INTEREST. To the extent permitted by law, upon the occurrence and during the continuance of an Event of Default, the principal of, and all accrued and unpaid interest on, the Loan and all fees, indemnities or any other Obligations of the Loan Parties under this Agreement and the other Loan Documents, shall bear interest, from the date such Event of Default occurred until the date such Event of Default is cured or waived in writing in accordance herewith, at a rate per annum equal at all times to the Post-Default Rate.

                 (c) INTEREST PAYMENT. Interest on the Loan shall be payable quarterly in arrears, on the last day of January, April, July and October in each year, commencing on July 31, 2002 and on the Final Maturity Date (whether upon demand, by acceleration or otherwise), (i) prior to the PIK Option Change Date, at the option of the Borrower, either (A) in cash, or (B) in PIK Interest, the amount of which shall be accrued and added to the outstanding principal amount of the Loan quarterly in arrears and shall be payable at Final Maturity, and (ii) on and after the PIK Option Change Date, at the option of the Borrower, either (A) entirely in cash, or (B) in a combination of cash and PIK Interest (the amount of any such PIK Interest shall be accrued and added to the outstanding principal amount of the Loan quarterly in arrears and shall be payable at Final Maturity), PROVIDED, HOWEVER, that after the PIK Option Change Date, at least 50% of the interest payable at any time shall be paid in cash. The Borrower shall give the Agent and each of the Lenders prior telephonic notice (immediately confirmed in writing in substantially the form of Exhibit C hereto (a "NOTICE OF ELECTION")) not later than two (2) Business Days prior to any date on which a payment of interest is required pursuant to this Section 2.03(c), specifying the amount of interest to be paid in cash and the amount to be paid in PIK Interest. Such Notice of Election shall be irrevocable. Notwithstanding anything to the contrary contained herein, interest at the Post-Default Rate shall be payable in cash on demand.

                 (d) GENERAL. All interest shall be computed on the basis of a year of 360 days for the actual number of days, including the first day but excluding the last day, elapsed.

         Section 2.04 PREPAYMENT OF LOAN.

                 (a) OPTIONAL PREPAYMENT. Prior to June 10, 2007, the Borrower shall not have any right to prepay the Loan. After June 10, 2007, the Borrower may, upon at least 30, but not more than 60 Business Days' written notice to the Agent (such notice being irrevocable), stating the proposed date and aggregate principal amount of the prepayment, and if such notice is given, the Borrower shall, prepay the Loan, in whole or in part, together with accrued interest to the date of such prepayment on the principal amount prepaid and any amounts owing in connection therewith; PROVIDED, HOWEVER, that each partial prepayment shall be in an aggregate principal amount not less than $5,000,000 or an integral multiple of $1,000,000 in excess thereof. Any portion of the Loan that is prepaid may not be reborrowed, in whole or in part.

                 (b) INTEREST AND FEES. Any prepayment made pursuant to this
Section 2.04 shall be accompanied by accrued interest on the principal amount being prepaid to the date of prepayment, and if such prepayment would reduce the amount of the outstanding Loan to zero, such prepayment shall be accompanied by the payment of all fees accrued to such date pursuant to the terms of this Agreement.

                 (c) CUMULATIVE PREPAYMENTS. Except as otherwise expressly provided in this Section 2.04, payments with respect to any subsection of this
Section 2.04 are in addition to payments made or required to be made under any other provision of this Agreement.

         Section 2.05 TAXES. (a) All payments made by any Loan Party hereunder or under any other Loan Document shall be made without set-off, counterclaim, deduction or other defense. All such payments shall be made free and clear of and without deduction for any present or future income, franchise, sales, use, excise, stamp or other taxes, levies, imposts, deductions, charges, fees, withholdings, restrictions or conditions of any nature now or hereafter imposed, levied, collected, withheld or assessed by any jurisdiction (whether pursuant to Federal, state, local or foreign law) or by any political subdivision or taxing authority thereof or therein, and all interest, penalties or additional amounts, excluding taxes on the net income of any Lender or the Agent imposed by the jurisdiction in which such Lender or such Agent is organized or any political subdivision thereof or taxing authority thereof or any jurisdiction in which such Person's principal office is located or any political subdivision thereof or taxing authority thereof (such nonexcluded taxes, levies, imposts, deductions, charges, fees, withholdings, restrictions, conditions, interest, penalties and additional amounts being hereinafter collectively referred to as "TAXES"). If any Loan Party shall be required to deduct or to withhold any Taxes from or in respect of any amount payable hereunder or under any other Loan
Document:

                        (i) the amount so payable shall be increased so that after making all required deductions and withholdings (including Taxes on amounts payable pursuant to this sentence) the Lenders or the Agent, as the case may be, receive an amount equal to the sum they would have received had no such deduction or withholding been made;

                         (ii) such Loan Party shall make such deduction or
withholding;

                         (iii) such Loan Party shall pay the full amount
deducted or withheld to the relevant taxation authority in accordance with Applicable Law; and

                         (iv) whenever any Taxes are payable by any Loan Party,
as promptly as possible thereafter, such Loan Party shall send the Lenders and the Agent an official receipt (or, if an official receipt is not available, such other documentation as shall be satisfactory to the Lenders or the Agent, as the case may be) evidencing payment of the amount or amounts so deducted or withheld. In addition, each Loan Party agrees to pay any present or future taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery, performance, recordation or filing of, or otherwise with respect to, this Agreement or any other Loan Document other than the foregoing excluded taxes (hereinafter referred to as "OTHER TAXES").

                 (b) The Loan Parties hereby jointly and severally agree to indemnify and hold the Lenders and the Agent harmless from and against Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.05) paid by any Lender or the Agent and any liability (including penalties, interest and expenses for nonpayment, late payment or otherwise) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Such indemnification shall be paid within 10 days from the date on which any the Agent, on behalf of the Lenders, makes written demand therefor, which demand shall identify in reasonable detail the nature and amount of such Taxes or Other Taxes.

                 (c) Each Lender that is organized in a jurisdiction outside the United States hereby agrees that it shall, no later than the Effective Date or, in the case of a Lender which becomes a party hereto pursuant to Section
12.07 hereof after the Effective Date, the date upon which such Lender becomes a party hereto (and from time to time thereafter upon the reasonable request of the Borrower or the Agent, but only if such Lender is legally able to do so), deliver to the Borrower and the Agent either (i) two accurate, complete and signed copies of either (x) U.S. Internal Revenue Service Form W-8ECI or successor form, or (y) U.S. Internal Revenue Service Form W-8BEN or successor form, in each case, indicating that such Lender is on the date of delivery thereof entitled to receive payments of interest hereunder free from, or subject to a reduced rate of, withholding of United States Federal income tax or (ii) in the case of such a Lender that is entitled to claim exemption from withholding of United States Federal income tax under Section 871(h) or Section 881(c) of the Internal Revenue Code, (x) a certificate to the effect that such Lender is
(A) not a "bank" within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (B) not a "10 percent shareholder" of the Borrower within the meaning of Section 881(c)(3)(B) of the Internal Revenue Code and (C) not a controller foreign corporation receiving interest from a related person within the meaning of Section 881(c)(3)(C) of the Internal Revenue Code and (y) two accurate, complete and signed copies of U.S. Internal Revenue Service Form W-8BEN or successor form.

                 (d) If any Loan Party fails to perform any of its obligations under this Section 2.05, the Loan Parties shall indemnify the Lenders and the Agent for any taxes, interest or penalties that may become payable as a result of any such failure. The obligations of the Loan Parties under this Section 2.05 shall survive the termination of this Agreement and the payment of the Loan and all other amounts payable hereunder.

                                  ARTICLE III

                      FEES, PAYMENTS AND OTHER COMPENSATION

         Section 3.01 [Intentionally Omitted.]

         Section 3.02 PAYMENTS; COMPUTATIONS AND STATEMENTS. (a) The Borrower will make each payment under this Agreement not later than 12:00 noon (New York City time) on the day when due, in lawful money of the United States of America and in immediately available funds, in the manner set forth in clause (b) below. All payments received after 12:00 noon (New York City time) on any Business Day will be credited on the next succeeding Business Day. All payments shall be made by the Borrower without set-off, counterclaim, deduction or other defense to the Agent and the Lenders. Whenever any payment to be made under any such Loan Document shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall in such case be included in the computation of interest or fees, as the case may be. All computations of fees shall be made by the Agent on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such fees are payable. Each determination by the Agent of an interest payment amount or fees hereunder shall be rebuttably presumed to be accurate, in the absence of manifest error.

                 (b) (i) Other than during the continuance of an Event of Default, the Borrower shall make each payment relating to the payment of principal and interest in respect of the Loan directly to the Lender's Account of each Lender to whom payment is required to be made, in like funds and in accordance with each Lender's Pro Rata Share of such payment. The Borrower shall make all other payments under this Agreement to the Agent's Account for distribution to the Lenders in accordance with clause (iii) below.

                         (ii) Upon the occurrence and during the continuance of
an Event of Default, the Borrower shall make all payments under this Agreement to the Agent's Account for distribution to the Lenders in accordance with clause
(iii) below.

                         (iii) Upon the receipt of any payment under this
Agreement, the Agent will promptly (and in any case, not later than five (5) Business Days) thereafter, cause to be distributed to the Lenders to whom payment is required to be made, (A) in the case of payments relating to principal and interest, in like funds in accordance with their Pro Rata Shares, and (B) in the case of the payment of any other amount payable to any Lender, in like funds; PROVIDED, HOWEVER, that this clause shall not apply to any payment made under this Agreement that is solely for the account of the Agent.

                 (c) The Agent shall provide the Borrower, promptly after the end of each calendar month, a summary statement (in the form from time to time used by the Agent) of the amounts and dates of all payments on account of the Loan to the Borrower during such month, the amount of interest accrued on the Loan to the Borrower during such month, the amount of PIK Interest added to the principal of the Loan during such month, and the amount and nature of any other fees, commissions, expenses and other Obligations incurred during such month. All entries on any such statement shall be presumed to be correct and, thirty
(30) days after the same is sent, shall be rebuttably presumed to be accurate, absent manifest error. For purposes of such statement, the Agent shall have the right to conclude, absent evidence to the contrary (i) that no payments have been made by the Borrower and no requests for payments have been made to the Borrower by any Lender other than in accordance with this Agreement, and (ii) all payments of principal and interest required to be made directly to any Lender's Account have been made pursuant to the terms of this Agreement.

         Section 3.03 SHARING OF PAYMENTS, ETC. Except as provided in Sections
2.02 and 3.02(b) hereof, if any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of any Obligation in excess of its ratable share of payments on account of similar obligations obtained by all the Lenders, such Lender shall forthwith purchase from the other Lenders such participations in such similar obligations held by them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; PROVIDED, HOWEVER, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and such Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Lender's ratable share (according to the proportion of (i) the amount of such Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender of any interest or other amount paid by the purchasing Lender in respect of the total amount so recovered). The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 3.03 may, to the fullest extent permitted by law, exercise all of its rights (including the Lender's right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation.

         Section 3.04 APPORTIONMENT OF PAYMENTS. Subject to Section 2.02 hereof and to any written agreement among the Agent and/or the Lenders:

                 (a) All payments of principal, interest and PIK Interest in respect of the outstanding portion of the Loan, all payments of fees and all other payments in respect of any other Obligations, shall be allocated by the Agent among such of the Lenders as are entitled thereto, in proportion to their respective Pro Rata Shares or otherwise as provided herein or, in respect of payments not made on account of the Loan, as designated by the Person making payment when the payment is made.

                 (b) After the occurrence and during the continuance of an Event of Default, the Agent may apply all payments in respect of any Obligations, subject to the provisions of this Agreement, (i) FIRST, ratably to pay the Obligations in respect of any fees, expense reimbursements, indemnities and other amounts then due to the Agent until paid in full; (ii) SECOND, ratably to pay the Obligations in respect of any fees and indemnities then due to the Lenders until paid in full; (iii) THIRD, ratably to pay interest due in respect of the Loan until paid in full; (iv) FOURTH, ratably to pay PIK Interest due in respect of the Loan until paid in full; (v) FIFTH, ratably to pay the principal of the Loan until paid in full; and (viii) SIXTH, to the ratable payment of all other Obligations then due and payable.

                 (c) In each instance, so long as no Event of Default has occurred and is continuing, Section 3.04(b) shall not be deemed to apply to any payment by the Borrower specified by the Borrower to the Agent to be for the prepayment of all or part of the principal of the Loan in accordance with the terms and conditions of Section 2.04.

                 (d) For purposes of Section 3.04(b), "paid in full" with respect to interest shall include interest accrued after the commencement of any Insolvency Proceeding irrespective of whether a claim for such interest is allowable in such Insolvency Proceeding.

                 (e) In the event of a direct conflict between the priority provisions of this Section 3.04 and other provisions contained in any other Loan Document, it is the intention of the parties hereto that both such priority provisions in such documents shall be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of this Section 3.04 shall control and govern.

         Section 3.05 INCREASED COSTS AND REDUCED RETURN. (a) If any Lender or the Agent shall have determined that the adoption or implementation of, or any change in, any law, rule, treaty or regulation, or any policy, guideline or directive of, or any change in, the interpretation or administration thereof by, any court, central bank or other administrative or

Governmental Authority, or compliance by any Lender or the Agent or any Person controlling any such Lender or the Agent with any directive of, or guideline from, any central bank or other Governmental Authority or the introduction of, or change in, any accounting principles applicable to any Lender or the Agent or any Person controlling any such Lender or the Agent (in each case, whether or not having the force of law), shall (i) subject any Lender or the Agent, or any Person controlling any such Lender or the Agent to any tax, duty or other charge with respect to this Agreement or any Loan made by such Lender or the Agent, or change the basis of taxation of payments to any Lender or the Agent or any Person controlling any such Lender or the Agent of any amounts payable hereunder (except for taxes on the overall net income of any Lender or the Agent or any Person controlling any such Lender or the Agent), (ii) impose, modify or deem applicable any reserve, special deposit or similar requirement against any Loan, or against assets of or held by, or deposits with or for the account of, or credit extended by, any Lender or the Agent or any Person controlling any such Lender or the Agent or (iii) impose on any Lender or the Agent or any Person controlling any such Lender or the Agent or any other condition regarding this Agreement or any Loan, and the result of any event referred to in clauses (i),
(ii) or (iii) above shall be to increase the cost to any Lender or the Agent of making any Loan, or agreeing to make any Loan, or to reduce any amount received or receivable by any Lender or the Agent hereunder, then, within ten (10) days after demand and receipt of a detailed calculation and statement of cause by the Agent, on behalf of the affected Lenders, the Borrower shall pay to the Agent, for the benefit of the affected Lenders, such additional amounts as will compensate such Lenders for such increased costs or reductions in amount.

                 (b) If any Lender or the Agent shall have determined that any Capital Guideline or the adoption or implementation of, or any change in, any Capital Guideline by the Governmental Authority charged with the interpretation or administration thereof, or compliance by any Lender or the Agent or any Person controlling such Lender or the Agent with any Capital Guideline or with any request or directive of any such Governmental Authority with respect to any Capital Guideline, or the implementation of, or any change in, any applicable accounting principles (in each case, whether or not having the force of law), either (i) affects or would affect the amount of capital required or expected to be maintained by any Lender or the Agent or any Person controlling such Lender or the Agent, and any Lender or the Agent determines that the amount of such capital is increased as a direct or indirect consequence of any Loan made or maintained, or any guaranty or participation with respect thereto, any Lender's or the Agent's or any such other controlling Person's other obligations hereunder; or (ii) has or would have the effect of reducing the rate of return on any Lender's or the Agent's any such other controlling Person's capital to a level below that which such Lender or the Agent or such controlling Person could have achieved but for such circumstances as a consequence of any Loan made or maintained, or any guaranty or participation with respect thereto or any agreement to make Loan, or such Lender's or the Agent's or such other controlling Person's other obligations hereunder (in each case, taking into consideration, such Lender's, Agent's or other controlling Person's policies with respect to capital adequacy), then, within ten (10) days after demand and receipt of a detailed calculation and statement of cause by the Agent, on behalf of the affected Lenders, the Borrower shall pay to the Agent, for the benefit of such affected Lenders, from time to time such additional amounts as will compensate such Lenders for such cost of maintaining such increased capital or such reduction in the rate of return on such Lender's or the Agent's or such other controlling Person's capital.

                 (c) All amounts payable under this Section 3.05 shall bear interest from the date that is ten (10) days after the date of demand by any Lender or the Agent until payment in full to such Lender or the Agent at the Reference Rate. A certificate of the Agent, on behalf of the affected Lenders, claiming compensation under this Section 3.05, specifying the event herein above described and the nature of such event shall be submitted by the Agent, on behalf of the affected Lenders, to the Borrower, setting forth the additional amount due and an explanation of the calculation thereof, and the Agent's reasons for invoking the provisions of this Section 3.05, and shall be rebuttably presumed to be correct, absent manifest error.

                 (d) If any Lender incurs increased costs and requests compensation under this Section 3.05, then the Borrower may (i) request such Lender use reasonable efforts to designate a different lending office for booking its loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches, or Affiliates, if in the judgment of such Lender, such designation or assignment (A) would eliminate or reduce amounts payable pursuant to Section 3.05 hereof, and (B) would not subject such Lender to any unreimbursed cost or expense, and would not otherwise be disadvantageous to such Lender. The Borrower shall pay all reasonable costs and expenses incurred by such Lender in connection with any such designation of assignment; and (ii) at its sole expense and effort, upon notice to such Lender and the Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 12.07), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that (A) if such assignee is not an existing Lender, the Borrower shall have received the prior written consent of the Agent, which consent shall not unreasonably be withheld, (B) such Lender shall have received payment of an amount equal to the outstanding principal of its Pro Rata Share of the Loan, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts, which shall be paid to the Agent for distribution to such Lender) and (C) such assignment will result in a reduction in such compensation, payments or costs. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

         Section 3.06 ADDITIONAL FEES. Notwithstanding anything to the contrary contained herein, in the event that the Requisite Approval is not obtained and all of the Conversion Shares are not approved for listing on the NYSE (i) on or prior to the Listing Deadline Date, the Borrower shall pay a fee at a rate per annum equal to 3% of the principal amount of the Loan outstanding on the Effective Date until the date such Requisite Approval is obtained and such Conversion Shares are listed on the NYSE and (ii) prior to the Final Maturity Date (whether upon demand, by acceleration, by prepayment in full or otherwise), the Borrower shall pay a closing fee in an amount equal to 5% of the principal amount of the Loan outstanding on the Effective Date.

                                   ARTICLE IV

                           CONDITIONS TO EFFECTIVENESS

         Section 4.01 CONDITIONS PRECEDENT TO EFFECTIVENESS. This Agreement shall become effective as of the Business Day (the "EFFECTIVE DATE") when each of the following conditions precedent shall have been satisfied in a manner satisfactory to the Agent:

                 (a) PAYMENT OF FEES, ETC. The Borrower shall have paid on or before the date of this Agreement all fees, costs, expenses and taxes then payable pursuant to Section 12.04.

                 (b) REPRESENTATIONS AND WARRANTIES; NO EVENT OF DEFAULT. The following statements shall be true and correct: (i) the representations and warranties contained in Article V and in each other Loan Document, certificate or other writing delivered to the Agent or any Lender pursuant hereto or thereto on or prior to the Effective Date are true and correct on and as of the Effective Date as though made on and as of such date; and (ii) no Default or Event of Default shall have occurred and be continuing on the Effective Date or would result from this Agreement or the other Loan Documents becoming effective in accordance with its or their respective terms.

                 (c) LEGALITY. Amending and restating this Agreement and maintaining of the Loan shall not contravene any law, rule or regulation applicable to the Agent or any Lender.

                 (d) DELIVERY OF DOCUMENTS. The Agent shall have received on or before the Effective Date the following, each in form and substance satisfactory to the Agent and, unless indicated otherwise, dated the Effective Date, and all conditions precedent to the effectiveness of such documents (where applicable) shall have been satisfied:

                         (i) the Note, payable to the order of each Lender and
duly executed by the Borrower;

                         (ii) certified copies of request for copies of
information on Form UCC-11, listing all effective financing statements which name as debtor any Loan Party and which are filed in the offices referred to in paragraph (x) below, together with copies of such financing statements, none of which, except for Permitted Liens and as otherwise agreed in writing by the Agent, shall cover any of the Loan Parties' properties or assets and the results of searches for any tax Lien and judgment Lien filed against such Person or its property, which results, except for Permitted Liens and as otherwise agreed to in writing by the Agent, shall not show any such Liens;

                         (iii) the Registration Rights Agreement;

                         (iv) an opinion of Porter, Wright, Morris & Arthur
LLP, counsel to the Loan Parties, substantially in the form of Exhibit H and as to such other matters as the Agent may reasonably request as well as opinions of local counsel with respect to Guarantors formed in Michigan and Missouri;

                         (v) a certificate of the appropriate official(s) of the
state of organization and each state of foreign qualification of each Loan Party certifying as to the subsistence in good standing of, and the payment of taxes by, such Loan Party in such states;

                         (vi) a true and complete copy of the charter,
certificate of formation, certificate of limited partnership or other publicly filed organizational document of each Loan Party certified as of a recent date not more than thirty (30) days prior to the Effective Date (except as otherwise agreed by the Agent) by an appropriate official of the state of organization of such Loan Party, which shall set forth the same complete name of such Loan Party as is set forth herein and the organizational number, if an organizational number is issued in such jurisdiction, and Federal employee identification number as of the Effective Date of such Loan Party;

                         (vii) a copy of the by-laws, limited liability company
agreement, operating agreement, agreement of limited partnership or other organizational document of each Loan Party, together with all amendments thereto, certified as of the Effective Date by an Authorized Officer of such Loan Party;

                         (viii) a copy of the resolutions of each Loan Party,
certified as of the Effective Date by an Authorized Officer thereof, authorizing
(A) the borrowings hereunder and the transactions contemplated by the Loan Documents to which such Loan Party is or will be a party, and (B) the execution, delivery and performance by such Loan Party of each Loan Document to which such Loan Party is or will be a party and the execution and delivery of the other documents to be delivered by such Person in connection herewith and therewith;

                         (ix) a certificate of an Authorized Officer of each
Loan Party, certifying the names and true signatures of the representatives of such Loan Party authorized to sign each Loan Document to which such Loan Party is or will be a party and the other documents to be executed and delivered by such Loan Party in connection herewith and therewith, together with evidence of the incumbency of such authorized officers;

                         (x) a certificate of an Authorized Officer of the
Borrower, certifying the names and true signatures of the persons that are authorized to provide the Notices of Election and all other notices under this Agreement and the other Loan Documents;

                         (xi) certificate of the chief financial officer of the
Borrower, certifying as to the Solvency the Loan Parties taken as a whole, which certificate shall be satisfactory in form and substance to the Agent;

                         (xii) a certificate of an Authorized Officer of each
Loan Party, certifying as to the matters set forth in subsection (b) of this
Section 4.01;

                         (xiii) evidence of the insurance coverage required by
Section 6.01 and the terms of each Security Agreement and each Mortgage and such other insurance coverage with respect to the business and operations of the Loan Parties as the Agent may reasonably request, in each case, where requested by the Agent, with such endorsements as to the named insureds or loss payees thereunder as the Agent may request and providing that such policy may be terminated or canceled (by the insurer or the insured thereunder) only upon thirty (30) days' prior written notice to the Agent and each such named insured or loss payee, together with evidence of the payment of all premiums due in respect thereof for such period as the Agent may request;

                         (xiv) a copy of the Financial Statements and other
such financial information regarding the Loan Parties, as the Agent or the Lenders may request, including, but not limited to interim Financial Statements;

                         (xv) a copy of the Business Plan, certified as true
and correct by an Authorized Officer of the Borrower;

                         (xvi) copies of the Material Contracts as in effect on
the Effective Date, certified as true and correct copies thereof by an Authorized Officer of the Borrower, together with a certificate of an Authorized Officer of the Borrower stating that such agreements remain in full force and effect and that none of the Loan Parties has breached or defaulted on any of its obligations under such agreements in any material respect;

                         (xvii) such other agreements, instruments, approvals,
opinions and other documents, each satisfactory to the Agent in form and substance, as the Agent may reasonably request.

                 (e) MATERIAL ADVERSE EFFECT. The Agent shall have determined, in its sole judgment, that no event or development shall have occurred since February 2, 2002 which could have a Material Adverse Effect.

                 (f) APPROVALS. All consents, authorizations and approvals of, and filings and registrations with, and all other actions in respect of, any Governmental Authority or other Person required in connection with amending this Agreement or the maintaining of the Loan or the conduct of the Loan Parties' business shall have been obtained and shall be in full force and effect.

                 (g) PROCEEDINGS; RECEIPT OF DOCUMENTS. All proceedings in connection with the Loan and the other transactions contemplated by this Agreement and the other Loan Documents, and all documents incidental hereto and thereto, shall be satisfactory to the Agent and its counsel, and the Agent and such counsel shall have received all such information and such counterpart originals or certified copies or other copies of such documents as the Agent or such counsel may reasonably request, including, without limitation, interim financial statements and monthly availability projections.

                 (h) MANAGEMENT. The Lenders shall be satisfied with the ongoing management of each Loan Party and the Agent shall have received satisfactory reference checks for key management of each Loan Party.

                 (i) DUE DILIGENCE. The Agent shall have completed its business and legal due diligence with respect to each Loan Party and the results thereof shall be acceptable to the Agent, in its sole and absolute discretion.

                 (j) CONVERSION SHARES. The Borrower shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the exercise of the Conversion, 1,666,667 shares of Common Stock issuable upon the exercise of the Conversion in accordance with the terms of Article XIII. The Conversion Shares shall have been authorized for listing on the New York Stock Exchange upon the official notice of its issuance.

                 (k) SENIOR INDEBTEDNESS. The Obligations under this Agreement and the other Loan Documents rank at least pari passu in right of payment to all existing and future senior Indebtedness and senior to all other Indebtedness of each Loan Party.


                                   ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

         Section 5.01 REPRESENTATIONS AND WARRANTIES. Each Loan Party hereby represents and warrants to the Agent and the Lenders as follows:

                 (a) ORGANIZATION; GOOD STANDING, ETC. Each Loan Party (i) is a corporation, limited liability company or limited partnership duly organized, validly existing and in good standing under the laws of the state or jurisdiction of its organization; (ii) has all requisite power and authority to conduct its business as now conducted and as presently contemplated and, to execute and deliver each Loan Document to which it is a party, and to consummate the transactions contemplated thereby; and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, except where the failure to so qualify is not reasonably likely to have a Material Adverse Effect.

                 (b) AUTHORIZATION, ETC. The execution, delivery and performance by each Loan Party of each Loan Document to which it is or will be a party (i) have been duly authorized by all necessary action other than the receipt of the Requisite Approval in connection with the issuance of Conversion Shares in excess of 19.9% of the Borrower's outstanding Common Stock on the Effective Date; (ii) do not and will not contravene in any material respect its charter or by-laws, its limited liability company or operating agreement or its certificate of partnership or partnership agreement, as applicable, or any Applicable Law or any contractual restriction binding on or otherwise affecting it or any of its properties; (iii) do not and will not result in or require the creation of any Lien upon or with respect to any of its properties; and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to its operations or any of its properties.

                 (c) GOVERNMENTAL APPROVALS. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required in connection with the due execution, delivery and performance by any Loan Party of any Loan Document to which it is or will be a party.

                 (d) ENFORCEABILITY OF LOAN DOCUMENTS. This Agreement is, and each other Loan Document to which any Loan Party is or will be a party, when delivered hereunder, will be, a legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

                 (e) CAPITALIZATION; SUBSIDIARIES. On the Effective Date, after giving effect to the transactions contemplated hereby to occur on the Effective Date, the authorized Capital Stock of the Borrower and the issued and outstanding Capital Stock of the Borrower are as set forth on Schedule 5.01(e)(i). All of the issued and outstanding shares of Capital Stock of the Borrower have been validly issued and are fully paid and nonassessable, and the holders thereof are not entitled to any preemptive, first refusal or other similar rights. There are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Conversion Shares, except for anti-dilution provisions which have been validly waived on or prior to the date hereof in respect of the issuance of the Conversion Shares. The Conversion Shares have been duly authorized and reserved for issuance upon Conversion of the Loan, and upon such conversion, will be validly issued, fully paid and non-assessable, free from all taxes, liens and charges with respect to the issue thereof, and will not be subject to preemptive rights or other similar rights of stockholders of the Borrower.

                         (i) Except as described on Schedule 5.01(e)(i), as of
the Effective Date, there are no outstanding debt or equity securities of the Borrower or any of its Subsidiaries and no outstanding obligations of the Borrower or any of its Subsidiaries convertible into or exchangeable for, or warrants, options or other rights for the purchase or acquisition from the Borrower or any of its Subsidiaries, or other obligations of the Borrower or any of its Subsidiaries to issue, directly or indirectly, any shares of Capital Stock of the Borrower or any of its Subsidiaries.

                         (ii) Schedule 5.01(e)(ii) is a complete and correct
description of the name, jurisdiction of incorporation and ownership of the outstanding Capital Stock of each of the Subsidiaries of the Borrower in existence on the date hereof. All of the issued and outstanding shares of Capital Stock of such Subsidiaries have been validly issued and are fully paid and nonassessable, and the holders thereof are not entitled to any preemptive, first refusal or other similar rights. Except as indicated on such Schedule, all such Capital Stock is owned by the Borrower or one or more of its wholly-owned Subsidiaries, free and clear of all Liens.

                 (f) LITIGATION; COMMERCIAL TORT CLAIMS. Except as set forth in
Schedule 5.01(f), (i) there is no pending or, to the best knowledge of any Loan Party, threatened action, suit or proceeding affecting any Loan Party before any court or other Governmental Authority or any arbitrator that (A) if adversely determined, could have a Material Adverse Effect or (B) relates to this Agreement or any other Loan Document or any transaction contemplated hereby or thereby and (ii) as of the Effective Date, none of the Loan Parties holds any commercial tort claims in respect of which a claim has been filed in a court of law or a written notice by an attorney has been given to a potential defendant.

                 (g) FINANCIAL CONDITION.

                         (i) All financial statements furnished to the Agent
and to each Lender by the Loan Parties on a consolidated basis have been prepared in accordance with GAAP consistently applied (PROVIDED, HOWEVER, that unaudited financial statements are subject to normal year-end adjustments and to the absence of footnotes). All financial statements furnished to the Agent and to each Lender by the Loan Parties present fairly the condition of the Loan Parties at the date(s) thereof and the results of operations and cash flows (to the extent cash flows are required to be prepared) for the period(s) covered (PROVIDED, HOWEVER, that unaudited financial statements are subject to normal year end adjustments and to the absence of footnotes). There has been no change in the consolidated financial condition, results of operations, or cash flows of the Loan Parties since the date(s) of such financial statements, other than changes in the ordinary course of business, which changes have not been materially adverse, either singularly or in the aggregate.

                         (ii) No Loan Party has any material Contingent
Obligations or material obligation under any Lease or Capitalized Lease which is not noted in the Loan Parties' Consolidated financial statements furnished to the Agent and to each Lender prior to the execution of this Agreement.

                 (h) COMPLIANCE WITH LAW, ETC. No Loan Party is in violation or has received notice of any violation of its organizational documents, any law, rule, regulation, judgment or order of any Governmental Authority applicable to it or any of its property or assets, or any material term of any agreement or instrument (including, without limitation, any Material Contract) binding on or otherwise affecting it or any of its properties, except where such violation is not reasonably likely to have a Material Adverse Effect and no default or event of default has occurred and is continuing.

                 (i) ERISA. Except to the extent that such action is not reasonably likely to have a Material Adverse Effect, neither any Loan Party nor any ERISA Affiliate has within the past three (3) years:

                         (i) violated or failed to be in full compliance with
any Loan Party's Employee Benefit Plan;

                         (ii) failed timely to file all reports and filings
required by ERISA to be filed by any Loan Party;

                         (iii) engaged in any nonexempt "prohibited
transactions" or "reportable events" (respectively as described in ERISA);

                         (iv) engaged in, or committed, any act such that a tax
or penalty reasonably could be imposed upon any Loan Party on account thereof pursuant to ERISA;

                         (v) incurred any material accumulated funding
deficiency within the meaning of ERISA;

                         (vi) terminated any Employee Benefit Plan such that a
Lien could be asserted against any assets of any Loan Party on account thereof pursuant to ERISA; or

                         (vii) failed to make any required contribution or
payment to, or made a complete or partial withdrawal from, any Employee Benefit Plan which is a multiemployer plan within the meaning of Section 4001(a) of ERISA.

                 (j) TAXES, ETC.

                         (i) To the best knowledge of the Borrower, all Federal
and all material state and local tax returns and other reports required by Applicable Law to be filed by any Loan Party have been filed, or extensions have been obtained, and all taxes, assessments and other governmental charges imposed upon any Loan Party or any property of any Loan Party and which have become due and payable on or prior to the date hereof have been paid, except to the extent contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof on the Financial Statements in accordance with GAAP.

                         (ii) Except as described on Schedule 5.01(j):

                                 (A) currently no Loan Party has received from
any taxing authority any request to perform any examination of or with respect to any Loan Party nor any other written or verbal notice in any way relating to any claimed failure by any Loan Party to comply with all Applicable Law concerning payment of any taxes or other amounts in the nature of taxes in excess of $500,000 in any one instance;

                                 (B) no agreement exists which waives or extends
any statute of limitations applicable to the right of any taxing authority to assert a deficiency or make any other claim for or in respect to Federal income taxes; and

                                 (C) no issue has been raised in any tax
examination of any Loan Party which reasonably could be expected to result in the assertion of a deficiency for any fiscal year open for examination, assessment, or claim by any taxing authority in excess of $500,000 in the aggregate for all Loan Parties.

                 (k) REGULATIONS T, U AND X. No Loan Party is or will be engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation T, U or X), and no proceeds of the Loan have been or will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

                 (l) NATURE OF BUSINESS. No Loan Party is engaged in any business other than a Permitted Business.

                 (m) ADVERSE AGREEMENTS, ETC. To the best of such Loan Party's knowledge, no Loan Party is a party to any agreement or instrument, or subject to any charter, limited liability company agreement, partnership agreement or other corporate, partnership or limited liability company restriction or any judgment, order, regulation, ruling or other requirement of a court or other Governmental Authority, which is reasonably likely to have a Material Adverse Effect.

                 (n) PERMITS, ETC. Each Loan Party has, and is in compliance with, all permits, licenses, authorizations, approvals, entitlements and accreditations required for such Person lawfully to own, lease, manage or operate, or to acquire, each business currently owned, leased, managed or operated, or to be acquired, by such Person except where failure to so have or to so comply is not reasonably likely to have a Material Adverse Effect. No condition exists or event has occurred which, in itself or with the giving of notice or lapse of time or both, would result in the suspension, revocation, impairment, forfeiture or non-renewal of any such permit, license, authorization, approval, entitlement or accreditation, and there is no claim that any of the foregoing are not in full force and effect.

                 (o) PROPERTIES. (i) Each Loan Party has good and marketable title to, valid leasehold interests in, or valid licenses to use, all property and assets material to its business, free and clear of all Liens, except Permitted Liens. All such properties and assets are in good working order and condition, ordinary wear and tear excepted. No Loan Party has possession of any property on consignment to that Loan Party, except as listed on Schedule 5.01(o)(i), and those as to which the Loan Parties notify the Agent in accordance with the provisions of Section 7.03.

                         (ii) Schedule 5.01(o)(ii) sets forth a complete and
accurate list, as of the Effective Date, of the location, by state and street address, of all real property owned or leased by each Loan Party and the name and address of the landlord with respect thereto. As of the Effective Date, each Loan Party has valid leasehold interests in the Leases described on Schedule 5.01(o)(ii) to which it is a party. Except as otherwise indicated on Schedule 5.01(o)(ii), there are no Leases for which any Affiliate of any Loan Party is the lessor. Each such Lease is valid and enforceable in accordance with its terms in all material respects and is in full force and effect. No consent or approval of any landlord or other third party in connection with any such Lease is necessary for any Loan Party to enter into and execute the Loan Documents to which it is a party, except as set forth on Schedule 5.01(o)(ii). No Loan Party and to the best knowledge of any Loan Party, no other party to any such Lease is in material default of its obligations thereunder, and no Loan Party (or any other party to any such Lease) has at any time delivered or received any notice of default which remains uncured under any such Lease and, as of the Effective Date, no event has occurred which, with the giving of notice or the passage of time or both, would constitute a material default under any such Lease.

                 (p) FULL DISCLOSURE. Each Loan Party has disclosed to the Agent all agreements, instruments and corporate or other restrictions to which it is subject, and all other matters known to it, that, individually or in the aggregate, is reasonably likely to result in a Material Adverse Effect. None of the documents, instruments, agreements, other reports, financial statements, certificates or other information furnished by or on behalf of any Loan Party to the Agent in connection with the negotiation of this Agreement or delivered hereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which it was made, not misleading; PROVIDED, that, with respect to projected financial information, each Loan Party represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time. There is no contingent liability or fact that is reasonably likely to have a Material Adverse Effect which has not been set forth in a footnote included in the Financial Statements or a Schedule hereto.

                 (q) LEASES. Schedule 5.01(q), annexed hereto, sets forth as of the Effective Date a schedule of all presently effective Capitalized Leases. (Schedule 5.01(o)(ii) includes a list of all other presently effective Leases). Each of such Leases and Capitalized Leases is in full force and effect. No Loan Party, to the best of its knowledge, is in default or violation of any such Leases or Capitalized Leases, except where such violation is not reasonably likely to have a Material Adverse Effect. No Loan Party has received any notice or threat of cancellation of any such Lease or Capitalized Lease, which cancellation (together with all other similar cancellations) is reasonably likely to have a Material Adverse Effect.

                 (r) ENVIRONMENTAL MATTERS. Except as set forth on Schedule 5.01(r), (i) the operations of each Loan Party are in material compliance with all Environmental Laws; (ii) to the best of each Loan Party's knowledge, there has been no Release at any of the properties owned or operated by any Loan Party or a predecessor in interest, or at any disposal or treatment facility which received Hazardous Materials generated by any Loan Party or any predecessor in interest which is reasonably likely to have a Material Adverse Effect; (iii) no Environmental Action has been asserted against any Loan Party or any predecessor in interest nor does any Loan Party have knowledge or notice of any threatened or pending Environmental Action against any Loan Party or any predecessor in interest which is reasonably likely to have a Material Adverse Effect; (iv) no Loan Party has knowledge of any Environmental Actions that have been asserted against any facilities that may have received Hazardous Materials generated by any Loan Party or any predecessor in interest which are reasonably likely to have a Material Adverse Effect; (v) to the best of each Loan Party's knowledge, no property now or formerly owned or operated by a Loan Party has been used as a treatment or disposal site for any Hazardous Material; (vi) no Loan Party has failed to report to the proper Governmental Authority any Release which is required to be so reported by any Environmental Laws which is reasonably likely to have a Material Adverse Effect; (vii) each Loan Party holds all licenses, permits and approvals required under any Environmental Laws in connection with the operation of the business carried on by it, except for such licenses, permits and approvals as to which a Loan Party's failure to maintain or comply with is not reasonably likely to have a Material Adverse Effect; and (viii) no Loan Party has received any notification pursuant to any Environmental Laws that
(A) any work, repairs, construction or Capital Expenditures are required to be made as a condition of continued compliance with any Environmental Laws, or any license, permit or approval issued pursuant thereto or (B) any license, permit or approval referred to above is about to be reviewed, made, subject to limitations or conditions, revoked, withdrawn or terminated, in each case, except as is not reasonably likely to have a Material Adverse Effect.

                 (s) INSURANCE. Schedule 5.01(s) sets forth a list of all insurance maintained by each Loan Party or under which any Loan Party is the named insured on the Effective Date. Each of such policies is in full force and effect and meets each of the requirements set forth in Section 6.01(e). To the best of such Loan Party's knowledge, neither the issuer of any such policy nor any Loan Party is in default or violation of such policy.

                 (t) [Intentionally Omitted]

                 (u) SOLVENCY. After giving effect to the transactions contemplated by this Agreement and before and after giving effect to each Loan, each Loan Party is, and the Loan Parties on a consolidated basis are, Solvent.

                 (v) LOCATION OF BANK ACCOUNTS. Schedule 5.01(v) sets forth a complete and accurate list as of the Effective Date of all deposit, checking and other bank accounts, all securities and other accounts maintained with any broker dealer and all other similar accounts maintained by each Loan Party, together with a description thereof (I.E., the bank or broker dealer at which such deposit or other account is maintained, the account number and a contact person at such bank or broker dealer).

                 (w) INTELLECTUAL PROPERTY. Except as set forth on Schedule 5.01(w), each Loan Party owns or licenses or otherwise has the right to use all material licenses, permits, patents, patent applications, trademarks, trademark applications, service marks, tradenames, copyrights, copyright applications, franchises, authorizations, non-governmental licenses and permits and other intellectual property rights that are necessary for the operation of its business, without infringement upon or conflict with the rights of any other Person with respect thereto, except for such infringements and conflicts which, individually or in the aggregate, are not reasonably likely to have a Material Adverse Effect. Set forth on Schedule 5.01(w) is a complete and accurate list as of the Effective Date of all such material licenses, permits, patents, patent applications, trademarks, trademark applications, service marks, tradenames, copyrights, copyright applications, franchises, authorizations, non-governmental licenses and permits and other intellectual property rights of each Loan Party. To the best knowledge of each Loan Party, no slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by any Loan Party infringes upon or conflicts with any rights owned by any other Person, and no claim or litigation regarding any of the foregoing is pending or threatened, except for such infringements and conflicts which are not reasonably likely to have a Material Adverse Effect. To the best knowledge of each Loan Party, no patent, invention, device, application, principle or any statute, law, rule, regulation, standard or code is pending or proposed, which is reasonably likely to have a Material Adverse Effect.

                 (x) MATERIAL CONTRACTS AND LICENSES. Schedule 5.01(x) sets forth a complete and accurate list as of the Effective Date of all Material Contracts and all material licenses of each Loan Party, showing the parties and subject matter thereof. Each such Material Contract and license (i) is in full force and effect and is binding upon and enforceable against each Loan Party that is a party thereto and, to the best knowledge of such Loan Party, all other parties thereto in accordance with its terms, and (ii) is not in default due to or has not been violated by, the action of any Loan Party or, to the best knowledge of any Loan Party, any other party thereto, except where such default is not reasonably likely to have a Material Adverse Effect. No Loan Party has received any notice or threat of cancellation of any such Material Contract or license which cancellation (together with all similar cancellations) is reasonably likely to have a Material Adverse Effect.

                 (y) HOLDING COMPANY AND INVESTMENT COMPANY ACTS. None of the Loan Parties is (i) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended; or (ii) an "investment company" or an "affiliated person" or "promoter" of, or "principal underwriter" of or for, an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended.

                 (z) LABOR RELATIONS.

                         (i) As of the Effective Date, no Loan Party has been,
and none is presently a party to any collective bargaining or other labor contract except as listed on Schedule 5.01(z), annexed hereto.

                         (ii) There is not presently pending and, to any Loan
Party's knowledge, there is not threatened any of the following, except to the extent any of the following is not reasonably likely to have a Material Adverse
Effect:

                                 (A) any strike, slowdown, picketing, work
stoppage, or employee grievance process;

                                 (B) any proceeding against or affecting any
Loan Party relating to the alleged violation of any Applicable Law pertaining to labor relations or before the National Labor Relations Board, the Equal Employment Opportunity Commission, or any comparable governmental body, organizational activity, or other labor or employment dispute against or affecting any Loan Party, which, if determined adversely to that Loan Party, is reasonably likely to have a Material Adverse Effect on that Loan Party;

                                 (C) any lockout of any employees by any Loan
Party (and no such action is contemplated by any Loan Party); or

                                 (D) any application for the certification of a
collective bargaining agent.

                         (iii) No event has occurred or circumstance exists
which could provide the basis for any work stoppage or other labor dispute that would be reasonably likely to have a Material Adverse Effect.

                         (iv) Each Loan Party:

                                 (A) has complied in all material respects with
all Applicable Law relating to employment, equal employment opportunity, nondiscrimination, immigration, wages, hours, benefits, collective bargaining, the payment of social security and similar taxes, occupational safety and health, and plant closing; and

                                 (B) is not liable for the payment of
compensation, damages, taxes, fines, penalties, or other amounts, however designated, for that Loan Party's failure to comply with any Applicable Law referenced in Section 5.01(z)(iv)(A) which is reasonably likely to have a Material Adverse Effect.

                         (aa) NO BANKRUPTCY FILING. No Loan Party is
contemplating either an Insolvency Proceeding or the liquidation of all or a major portion of such Loan Party's assets or property, and no Loan Party has any knowledge of any Person contemplating an Insolvency Proceeding against it.

                         (bb) SEPARATE EXISTENCE. Except where the failure to
observe, maintain or perform the following is not reasonably likely to have a Material Adverse Effect, all customary formalities regarding the corporate existence of each Loan Party will be observed.

                         (cc) NAME; JURISDICTION OF ORGANIZATION; ORGANIZATIONAL
ID NUMBER; CHIEF PLACE OF BUSINESS; CHIEF EXECUTIVE OFFICE; FEIN. Schedule 5.01(cc) sets forth a complete and accurate list as of the date hereof of (i) the exact legal name of each Loan Party; (ii) the jurisdiction of organization of each Loan Party; (iii) the organizational identification number of each Loan Party as of the Effective Date (or indicates that such Loan Party has no organizational identification number); (iv) each place of business of each Loan Party; (v) the chief executive office of each Loan Party; and (vi) the Federal employer identification number of each Loan Party as of the Effective Date.

                         (dd) TRADENAMES. Schedule 5.01(dd) hereto sets forth a
complete and accurate list as of the Effective Date of (i) all names under which, to the knowledge of the Borrower, any Loan Party has conducted its business in the past five (5) years; and (ii) all Persons with whom any Loan Party has consolidated or merged, or from whom any Loan Party has acquired in a single transaction or in a series of related transactions substantially all of such Person's assets in the past five (5) years.

                         (ee) [INTENTIONALLY OMITTED].

                         (ff) [INTENTIONALLY OMITTED].

                         (gg) [INTENTIONALLY OMITTED].

                         (hh) SCHEDULES. All of the information which is
required to be scheduled to this Agreement is set forth on the Schedules attached hereto, is correct and accurate in all material respects and does not omit to state any information material thereto.

                         (ii) REPRESENTATIONS AND WARRANTIES IN DOCUMENTS; NO
DEFAULT. All representations and warranties set forth in this Agreement and the other Loan Documents are true and correct in all material respects at the time as of which such representations were made and on the Effective Date. No Event of Default has occurred and is continuing and no condition exists which constitutes a Default or an Event of Default.

                         (jj) INDEBTEDNESS. The Loan Parties do not have any
Indebtedness other than (i) Permitted Indebtedness, and (ii) a Loan Party's guaranties of Permitted Indebtedness.

                         (kk) UNRESTRICTED SUBSIDIARIES. Each Subsidiary of the
Borrower that is not a party to this Agreement is set forth on Schedule 5.01(kk) (the "UNRESTRICTED SUBSIDIARY"). Each Unrestricted Subsidiary is inactive or in the process of being liquidated or dissolved and the Unrestricted Subsidiaries do not, in the aggregate, have assets in excess of $500,000.

                         (ll) PROXY STATEMENT. The proxy statement described in
Section 6.01(n), including any amendments or supplements thereto, shall not, at the time filed with the SEC, as of the date mailed to the Borrower's shareholders or at the time of the shareholders meeting described in Section 6.01(n), contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. Notwithstanding the foregoing, the Borrower makes no representation or warranty with respect to any information provided by a Lender in writing specifically for use in the proxy statement. The proxy statement will comply as to form in all material respects with the provisions of the Exchange Act.

                         (mm) VOTING REQUIREMENTS. The Requisite Approval is the
only vote of the holders of any class or series of the Borrower's Capital Stock or other securities of the Borrower necessary under Applicable Law or stock exchange (or similar self-regulatory organization) regulations to approve the issuance of the Conversion Shares.

                         (nn) PROXY. The Borrower has received an irrevocable
proxy from SSC (the "PROXY") to vote 17,946,766 shares of Common Stock held by SSC in favor of the approval of the issuance of the Conversion Shares. The shares of Common Stock that are subject to the Proxies constitute all Capital Stock of the Borrower held by SSC.

                                   ARTICLE VI

                          COVENANTS OF THE LOAN PARTIES

         Section 6.01 AFFIRMATIVE COVENANTS. So long as any principal or interest on the Loan or any other Obligation (whether or not due) shall remain unpaid, each Loan Party shall:

                 (a) ADDITIONAL GUARANTIES. Cause (i) each Subsidiary of any Loan Party not in existence on the Effective Date, or any Unrestricted Subsidiary that at any time fails to meet the requirements for an Unrestricted Subsidiary, to execute and deliver to the Agent promptly and in any event within three (3) Business Days after the formation, acquisition or change in status thereof a Guaranty guaranteeing the Obligations, PROVIDED, HOWEVER, that nothing contained herein shall be deemed a modification of any other provisions of this Agreement restricting the formation or Acquisition of Subsidiaries by the Loan Parties, or the requirements applicable to Unrestricted Subsidiaries.

                 (b) COMPLIANCE WITH LAWS, ETC. Comply, and cause each of its Subsidiaries to comply, and use its assets in compliance with all Applicable Laws, rules, regulations and orders (including, without limitation, all Environmental Laws) except where the failure of such compliance will not have a Material Adverse Effect. Without limiting the foregoing such compliance shall include (i) paying before the same become delinquent all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or upon any of its properties, and (ii) paying all lawful claims, making all required withholdings, and filing all required reports and returns with Governmental Authorities which if unpaid, not withheld or unfiled might become a Lien or charge upon any of its properties, except (x) to the extent contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof in accordance with GAAP, or (y) for the inadvertent failure of a Loan Party to pay such lawful claims, make such withholdings or file such returns or reports so long as (A) the aggregate amount thereof does not exceed $500,000, (B) no Lien has been filed on account thereof and (C) promptly upon the date an Authorized Officer obtains knowledge or should have obtained knowledge thereof, the Loan Parties pay such claims, make such withholdings or file such returns or reports.

                 (c) PRESERVATION OF EXISTENCE, ETC. Maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, its existence, rights and privileges, and become or remain, and cause each of its Subsidiaries to become or remain, duly qualified and in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary except where the failure to so qualify would not have a Material Adverse Effect.

                 (d) MAINTENANCE OF PROPERTIES AND LEASES, ETC. (i)Maintain and preserve, and cause each of its Subsidiaries to maintain and preserve its properties and assets in good working order and condition (ordinary wear and tear and insured casualty excepted); and

                         (ii) comply, and cause each of its Subsidiaries to
comply, in all material respects, at all times with the provisions of all Leases to which it is a party as lessee or under which it occupies property, so as to prevent any loss or forfeiture thereof or thereunder.

                 (e) MAINTENANCE OF INSURANCE. Maintain, and cause each of its Subsidiaries to maintain, insurance (including, without limitation, comprehensive general liability, hazard, rent and business interruption insurance) with responsible and reputable insurance companies or associations (which shall include the companies presently providing such insurance, or such other companies as may be selected by the Borrower with the consent of the Agent, whose consent shall not be unreasonably withheld) with respect to its properties (including all real properties leased or owned by it) and business, in such amounts, in such form, for such periods and covering such risks as is required by any Governmental Authority having jurisdiction with respect thereto or as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated and in any event in amount, adequacy and scope reasonably satisfactory to the Agent. The Borrower shall provide the Agent with prompt written notice of any change in the insurance policies owned by the Loan Parties, or under which any Loan Party is the named insured, from those in effect as of the Effective Date.

                 (f) OBTAINING OF PERMITS, ETC. Obtain, maintain and preserve, and cause each of its Subsidiaries to obtain, maintain and preserve, and take, and cause each of its Subsidiaries to take, all necessary action to timely renew, all permits, licenses, authorizations, approvals, entitlements and accreditations which are necessary or useful in the proper conduct of its business, except where the failure to do so is not reasonably likely to have a Material Adverse Effect.

                 (g) ENVIRONMENTAL. Except where a violation or failure is not reasonably likely to have a Material Adverse Effect, (i) keep any material property either owned or operated by it or any of its Subsidiaries free of any Environmental Liens; (ii) comply, and cause each of its Subsidiaries to comply, in all material respects with Environmental Laws and provide to the Agent any documentation of such compliance which the Agent may reasonably request; (iii) provide the Agent with written notice within five (5) days of any Release of a Hazardous Material in excess of any reportable quantity from or onto property at any time owned or operated by it or any of its Subsidiaries and take any Remedial Actions required to abate said Release; (iv) provide the Agent with written notice within ten (10) days of the receipt of any of the following: (A) notice that a material Environmental Lien has been filed against any property of any Loan Party or any of its Subsidiaries; (B) commencement of any Environmental Action or notice that an Environmental Action will be filed against any Loan Party or any of its Subsidiaries which is reasonably likely to have a Material Adverse Effect; and (C) notice of a violation, citation or other administrative order to the extent that any of the foregoing are reasonably likely to have a Material Adverse Effect; and (v) defend, indemnify and hold harmless the Agent and the Lenders and their transferees, and their respective employees, agents, officers and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs or expenses (including, without limitation, attorney and consultant fees, investigation and laboratory fees, court costs and litigation expenses) arising out of (A) the generation, presence, disposal, Release or threatened Release of any Hazardous Materials on, under, in, originating or emanating from any property at any time owned or operated by any Loan Party or any of its Subsidiaries (or its predecessors in interest or title), (B) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to the presence or Release of such Hazardous Materials, (C) any request for information, investigation, lawsuit brought or threatened, settlement reached or order by a Governmental Authority relating to the presence or Release of such Hazardous Materials, (D) any violation of any Environmental Law and/or (E) any Environmental Action filed against the Agent or any Lender to the extent that any of the foregoing is reasonably likely to have a Material Adverse Effect.

                 (h) FURTHER ASSURANCES. Take such action and execute, acknowledge and deliver, and cause each of its Subsidiaries to take such action and execute, acknowledge and deliver, at its sole cost and expense, such agreements, instruments or other documents as the Agent may reasonably require from time to time in order (i) to carry out more effectively the purposes of this Agreement and the other Loan Documents, (ii) [Intentionally Omitted], (iii) to establish and maintain the validity and effectiveness of any of the Loan Documents, and (iv) to better assure, convey, grant, assign, transfer and confirm unto the Agent and each Lender the rights now or hereafter intended to be granted to it under this Agreement or any other Loan Document. In furtherance of the foregoing, to the maximum extent permitted by Applicable Law, each Loan Party authorizes the Agent to execute any such agreements, instruments or other documents deemed reasonably necessary by the Agent in connection with this Agreement in such Loan Party's name and to file such agreements, instruments or other documents in any appropriate filing office.

                 (i) [Intentionally Omitted].

                 (j) CONDUCT OF BUSINESS. Conduct their business substantially in accordance with the Business Plan, or as otherwise approved by the Agent pursuant to Section 7.10 hereof. The foregoing shall not obligate the Borrower to achieve any specific financial performance and no financial covenants are intended to be imposed thereby.

                 (k) MAINTENANCE OF LISTING. Maintain and cause to be quoted at all times, shares of the Borrower's Common Stock on a national securities exchange registered under the Exchange Act (a "National Securities Exchange") or the Nasdaq Stock Market;

                 (l) SEC. Maintain, at all times, the Borrower's status as reporting company under the Exchange Act, and make timely filings thereunder;

                 (m) CONVERSION. Comply in all respects with the covenants and other requirements of Article XIII;

                 (n) SHAREHOLDER MEETING. At the next annual meeting of shareholders of the Borrower, which meeting shall occur on or before October 31, 2002, (the "MEETING"), the issuance of the Conversion Shares in excess of 19.9% of the Borrower's issued and outstanding Common Stock shall be submitted to the shareholders for approval; PROVIDED, HOWEVER, that in the event that a unilateral action by SSC or its shareholders results in the delay of the Meeting, then the Meeting shall occur on or before December 31, 2002. The Borrower shall provide each shareholder entitled to vote at the Meeting with a proxy statement, which has been previously reviewed by the Agent and counsel of Agent's choice, soliciting each such shareholder's affirmative vote at the Meeting in favor of the issuance of the Conversion Shares in excess of 19.9% of the Borrower's issued and outstanding Common Stock. The Borrower shall use its reasonable best efforts to solicit and obtain proxies from its shareholders and shall take all other action necessary and advisable to secure the vote of shareholders required by applicable law and the rules and regulations of the NYSE to obtain their approval of the issuance of the Conversion Shares in excess of 19.9% of the Borrower's issued and outstanding Common Stock. The Board of Directors of the Borrower has unanimously approved the issuance of the Conversion Shares in excess of 19.9% of the Borrower's issued and outstanding Common Stock and shall recommend that the shareholders of the Borrower vote in favor of the approval of the issuance of the Conversion Shares in excess of 19.9% of the Borrower's issued and outstanding Common Stock at the Meeting, and the Borrower agrees that it shall include in the proxy statement such recommendation of the Board of Directors of the Borrower that the shareholders of the Borrower approve the issuance of the Conversion Shares in excess of 19.9% of the Borrower's issued and outstanding Common Stock;

                 (o) PROXY. The Borrower agrees to vote all shares of Common Stock subject to the Proxy in favor of the approval of the issuance of the Conversion Shares in excess of 19.9% of the Borrower's issued and outstanding Common Stock; and

                 (p) NYSE LISTING. The Borrower shall use its reasonable best efforts to list the Conversion Shares in excess of 19.9% of the Borrower's Common Stock on the Effective Date on the NYSE promptly following its receipt of the Requisite Approval.

         Section 6.02 NEGATIVE COVENANTS. So long as any principal of or interest on the

Loan, or any other Obligation (whether or not due) shall remain unpaid, each Loan Party shall not:

                 (a) LIENS, ETC. (i) Create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any Lien upon or with respect to any of its properties, whether now owned or hereafter acquired; file or suffer to exist under the Uniform Commercial Code or any similar law or statute of any jurisdiction, a financing statement (or the equivalent thereof) that names it or any of its Subsidiaries as debtor; sign or suffer to exist any security agreement authorizing any secured party thereunder to file such financing statement (or the equivalent thereof); sell any of its property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of accounts receivable) with recourse to it or any of its Subsidiaries or assign or otherwise transfer, or permit any of its Subsidiaries to assign or otherwise transfer, any account or other right to receive income; other than, as to all of the above, Permitted Liens, or (ii) have possession of any property or consignment to that Loan Party, except as of the Effective Date as set forth on
Schedule 5.01(o)(i), and after the Effective Date, those as to which the Loan Parties have notified the Agent, in accordance with Section 7.03.

                 (b) INDEBTEDNESS. Create, incur, assume, guarantee or suffer to exist, or otherwise become or remain liable with respect to, or permit any of its Subsidiaries to create, incur, assume, guarantee or suffer to exist or otherwise become or remain liable with respect to, any Indebtedness other than
(i) Permitted Indebtedness and (ii) guaranties of Permitted Indebtedness of another Loan Party.

                 (c) FUNDAMENTAL CHANGES; DISPOSITIONS. (i) Wind-up, liquidate or dissolve, or permit any of its Subsidiaries to wind-up, liquidate or dissolve; (ii) merge, consolidate or amalgamate with any Person, or permit any of its Subsidiaries to merge, consolidate or amalgamate with any Person; (iii) purchase or otherwise acquire, whether in one transaction or a series of related transactions, all or substantially all of the assets of any Person (or any division thereof), or permit any of its Subsidiaries to do any of the foregoing;
(iv) suffer or cause, or permit any of its Subsidiaries to suffer or cause the waste or destruction of any material part of its assets or properties; (v) use or permit any of its Subsidiaries to use, any of its properties or assets in violation of any policy of insurance thereon; (vi) sell, lease, sublease, convey, transfer or otherwise dispose of, or permit any of its Subsidiaries to sell, lease, sublease, convey, transfer or otherwise dispose of any of its assets or properties; and (vii) other than leased departments and similar arrangements with third parties, commit to open or close any location at which any Loan Party maintains, offers for sale, or stores any of its assets or properties, in any fiscal year such that the actual number of stores of all Key Loan Parties in the aggregate (x) exceeds by ten (10) the number of stores reflected on the Business Plan for such fiscal year, or (y) is more than ten
(10) fewer than the number of stores reflected on the Business Plan for such fiscal year (without giving effect to any new stores which the Business Plan projected to be opened or closed, but which have not in fact been opened or closed); PROVIDED, HOWEVER, that if no Default or Event of Default shall have occurred and be continuing or would result therefrom, each of the following shall be permitted:

                         (A) if no Default or Event of Default shall have
occurred and be continuing or would result therefrom, with the prior written consent of the Agent (which consent shall not be unreasonably withheld) any wholly-owned Subsidiary may merge, consolidate or amalgamate with or into a Key Loan Party or with or into another wholly-owned Subsidiary of a Key Loan Party, so long as in any merger, consolidation or amalgamation involving a Key Loan Party, the Key Loan Party is the surviving, continuing or resulting corporation;

                         (B) if no Default or Event of Default shall have
occurred and be continuing or would result therefrom, any Loan Party may liquidate or dissolve any Unrestricted Subsidiary;

                         (C) if no Default or Event of Default shall have
occurred and be continuing or would result therefrom, any Loan Party may engage in any Acquisition which is a Permitted Acquisition, provided that all of the conditions contained in the definition of the term Permitted Acquisition are satisfied; and

                         (D) any Loan Party may engage in (1) the sale of
Inventory in compliance with this Agreement; (2) the disposal of Equipment which is obsolete, worn out, or damaged beyond repair, or no longer useful in the Loan Parties' businesses; and (3) Permitted Dispositions.

                 (d) LINE OF BUSINESS. Engage in any business other than the business in which it is currently engaged or a business reasonably related thereto, or any retail lease department operation.

                 (e) LOANS; ADVANCES; INVESTMENTS, ETC. (i) Make or commit or agree to make any loan, advance guarantee of obligations, other extension of credit or capital contributions to, or hold or invest in or commit or agree to hold or invest in, or purchase or otherwise acquire any shares of the Capital Stock, bonds, notes, debentures or other securities of, or make or commit or agree to make any other investment in, any other Person; (ii) purchase or own any futures contract or otherwise become liable for the purchase or sale of currency or other commodities at a future date in the nature of a futures contract; (iii) subordinate any debts or obligations owed to that Loan Party by any third party (but not by another Loan Party) to any other debts owed by such third party to any other Person; (iv) enter into leases of property or assets not constituting Permitted Acquisitions, unless such leases are not otherwise in violation of this Agreement; (v) organize or create any Affiliate other than in connection with a Permitted Acquisition; or (vi) acquire any assets other than in the ordinary course and conduct of that Loan Party's business as conducted at the execution of this Agreement, other than in connection with a Permitted Acquisition or as otherwise permitted in this Agreement, or permit any of its Subsidiaries to do any of the foregoing, except for:

                         (A) Permitted Investments and investments directly
related to Permitted Acquisitions;

                         (B) advance payments made to that Loan Party's
suppliers in the ordinary course;

                         (C) advances to that Loan Party's officers, employees,
and salespersons with respect to reasonable expenses to be incurred by such officers, employees, and salespersons for the benefit of that Loan Party, which expenses are properly substantiated by the Person seeking such advance and properly reimbursable by that Loan Party;

                         (D) loans and advances to employees for business-
related moving expenses, costs of replacement homes, business machines or supplies, automobiles and other similar expenses, in each case incurred in the ordinary course of business not to exceed (together with loans and advances under Section 6.02(e)(E) and investments permitted under clause (xiii) of the definition of Permitted Investment) $6,000,000 in the aggregate outstanding to all employees at any one time;

                         (E) loans and advances to that Loan Party's officers,
employees, and salespersons in connection with any employment agreements or arrangements, or any stock options or option plans not to exceed $6,000,000 (together with loans and advances under Section 6.02(e)(D) and investments permitted under clause (xiii) of the definition of Permitted Investments) in the aggregate outstanding to all employees at any one time;

                         (F) intercompany loans existing on the date hereof and
described on Schedule 6.02(e)(vi)(F) hereof;

                         (G) loans and advances of a Person outstanding at the
time such Person becomes a Subsidiary as a result of a Permitted Acquisition, PROVIDED, that any such loans or advances were not made at the time of or in contemplation of the acquisition of such Person by a Loan Party or any Subsidiaries;

                         (H) to the extent not permitted by the foregoing
clauses, the existing loans and advances described on Schedule 6.02(e)(vi)(H) hereto;

                         (I) any other loans and advances to or for the benefit
of any Person which (1) is not itself a Loan Party, (2) are not otherwise permitted by the foregoing clauses, and (3) are made after the Effective Date, which loans and advances have been approved in advance by the Agent.

                (f) CAPITALIZED LEASE OBLIGATIONS. Create, incur or suffer to exist, or permit any of its Subsidiaries to create, incur or suffer to exist, any Capitalized Lease Obligations which would cause the aggregate amount of all obligations under Capitalized Leases entered into after the Effective Date owing by all Loan Parties and their Subsidiaries in any Fiscal Year to exceed the amount set forth in clause (iv) of the definition of Permitted Indebtedness.

                 (g) RESTRICTED PAYMENTS.

                         (i) Pay any cash dividend or other distribution, in
respect of any class of such Loan Party's or any of its Subsidiaries' Capital Stock, other than dividends payable to another Loan Party or payable solely in the Capital Stock of such paying Loan Party;

                         (ii) make any repurchase, redemption, retirement,
defeasance, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any Capital Stock of any Loan Party or any direct or indirect parent of any Loan Party, now or hereafter outstanding; PROVIDED that the Loan Parties may make cash payments for any such purposes if:

                                 (A) no Default or Event of Default shall have
occurred and be continuing at the time of declaration or payment thereof;

                                 (B) after giving effect to the making of any
such cash payment, the aggregate amount so expended for such purposes subsequent to the Effective Date does not exceed $1,500,000; and

                                 (C) after giving effect to the making of any
such cash payment, the aggregate amount so expended for such purposes in any Fiscal Year of the Key Loan Parties does not exceed $500,000.

                 (h) FEDERAL RESERVE REGULATIONS. Permit any Loan or the proceeds of any Loan under this Agreement to be used for any purpose that would cause such Loan to be a margin loan under the provisions of Regulation T, U or X of the Board.

                 (i) TRANSACTIONS WITH AFFILIATES. (i) Except as set forth in that certain confidential side letter from the Borrower to the Agent and for loans which may be made between Loan Parties permitted pursuant to Section 6.02(e) above, make any payment, nor give any value to any Affiliate except for leases, goods and services with such Affiliate for a price and on terms which shall be in the ordinary course of business at prices and on terms and conditions no less favorable to that Loan Party than those which would have been charged and imposed in an arm's-length transaction from unrelated third parties, except (A) sales of goods to an Affiliate for use or distribution outside of the United States of America which complies with the any applicable legal requirements of the Internal Revenue Code of 1986 and the Treasury Regulations, each as amended from time to time, PROVIDED, that such sales shall not exceed $500,000 in the aggregate in any Fiscal Year of the Key Loan Parties, (B) loans, advances and other payments to officers and directors as part of their compensation which are entered into in the ordinary course of business and which are not otherwise prohibited under the Loan Documents, (C) other dividends and distributions to officers, directors and shareholders otherwise permitted under this Agreement, or (D) transactions between or among the Loan Parties not prohibited hereunder and not involving any other Affiliate; (ii) (A) without prior written consent of the Agent, amend, modify or waive any of the provisions of the instruments, documents or agreements described in the confidential side letter referred to in clause (i) above, the effect of which is to increase the payments or value to be furnished by a Loan Party to any Affiliate (other than for ordinary increases under such instruments, documents and agreements in the ordinary course of business, for which the Loan Parties are presently obligated to make payment in such instrument, document or agreement as in effect on the Effective Date) or which would cause such instruments, documents or agreements to be at prices and on terms and conditions no less favorable to that Loan Party than those which would have been charged and imposed in an arm's-length transaction from unrelated third parties, or (B) make any payments under such instruments, documents or agreements in advance of the date when due other than payments made to Affiliates to fund obligations or anticipated claims under medical claims, employee benefit plans or agreements, and other similar plans, all in accordance with current practice; and (iii) fail to use its best efforts to cause its Affiliates to execute and deliver to the

Agent and the Lenders such documentation as the Agent may reasonably require to evidence the Affiliates' agreement with the provisions of this Section 6.02(i).

                 (j) LIMITATIONS ON DIVIDENDS AND OTHER PAYMENT RESTRICTIONS AFFECTING SUBSIDIARIES AND RESTRICTIONS ON OBLIGATIONS. Create or otherwise cause, incur, assume, suffer or permit to exist or become effective any consensual encumbrance or restriction of any kind on the ability of (i) any Loan Party to create or grant liens in favor of the Agent or to incur Obligations or
(ii) any Subsidiary of any Loan Party (A) to pay dividends or to make any other distribution on any shares of Capital Stock of such Subsidiary owned by any Loan Party or any of its Subsidiaries, (B) to pay or prepay or to subordinate any Indebtedness owed to any Loan Party or any of its Subsidiaries, (C) to make loans or advances to any Loan Party or any of its Subsidiaries or (D) to transfer any of its property or assets to any Loan Party or any of its Subsidiaries, or permit any of its Subsidiaries to do any of the foregoing; PROVIDED, HOWEVER, that nothing in any of clauses (A) through (D) of this
Section 6.02(j) shall prohibit or restrict compliance with:

                         (1) this Agreement and the other Loan Documents;

                         (2) any agreements in effect on the date of this
                    Agreement and described on Schedule 6.02(j);

                         (3) any Applicable Law, rule or regulation (including,
                    without limitation, applicable currency control laws and applicable state corporate statutes restricting the payment of dividends in certain circumstances);

                         (4) in the case of clause (D) any agreement setting
                    forth customary restrictions on the subletting, assignment or transfer of any property or asset that is a lease, license, conveyance or contract of similar property or assets; or

                         (5) in the case of clause (D), any agreement,
                    instrument or other document evidencing a Permitted Lien from restricting on customary terms the transfer of any property or assets subject thereto.

                 (k) LIMITATION ON ISSUANCE OF CAPITAL STOCK. Issue or sell or enter into any agreement or arrangement for the issuance and sale of, or permit any of its Subsidiaries to issue or sell or enter into any agreement or arrangement for the issuance and sale of, any shares of its Capital Stock, any securities convertible into or exchangeable for its Capital Stock or any warrants, PROVIDED, that the Borrower may issue (i) [Intentionally Omitted],
(ii) the Conversion Shares, (iii) up to 5,000,000 shares of Common Stock (and following the fifth anniversary of the Effective Date, up to an additional 5,000,000 shares of Common Stock) that are issued to Persons other than Affiliates of the Borrower, including (A) shares of Common Stock or options exercisable therefor, issued or to be issued under the Borrower's 2000 Stock Option Plan as in effect on the Effective Date or under any other employee stock option or purchase plan or plans, or pursuant to compensatory or incentive agreements, for officers, employees or consultants of the Borrower or any of its Subsidiaries, in each case adopted or assumed after such date by the Borrower's Board of Directors; provided in each case that the exercise or purchase price for any such share shall not be less than 95% of the fair market value (determined in good faith by the Borrower's Board of Directors) of the Common Stock on the date of the grant, and such additional number of shares as may become issuable pursuant to the terms of any such plans by reason of adjustments required pursuant to antidilution provisions applicable to such securities in order to reflect any subdivision or combination of Common Stock, by reclassification or otherwise, or any dividend on Common Stock payable in Common Stock, (B) shares of restricted stock issued by the Borrower to executive officers of the Borrower, and (C) shares of Common Stock issued by the Borrower as charitable gifts.

                 (l) MODIFICATIONS OF INDEBTEDNESS, ORGANIZATIONAL DOCUMENTS AND CERTAIN OTHER AGREEMENTS, ETC. (i) Amend, modify or otherwise change (or permit the amendment, modification or other change) in any manner of any of the provisions of any of its or its Subsidiaries' Indebtedness or of any instrument or agreement (including, without limitation, any purchase agreement, indenture, loan agreement or security agreement) relating to any such Indebtedness if such amendment, modification or change (A) would shorten the final maturity or average life to maturity of, or require any payment to be made earlier than the date originally scheduled on, such Indebtedness, or would increase the interest rate applicable to such Indebtedness, unless (x) Excess Availability, both immediately prior to, immediately after giving effect thereto and projected Excess Availability on a pro forma projected basis for the 12 months immediately following, such amendment, modification or change is at least $100 million, or
(y) the total amount of such Indebtedness so amended, modified or changed since the Effective Date (together with the amounts permitted under clause (ii) hereof), does not exceed $500,000 in the aggregate in any Fiscal Year of the Key Loan Parties, (B) would change the subordination provision, if any, of such Indebtedness, or (C) would otherwise be adverse to the Lenders in any respect;
(ii) except for the Obligations and except as otherwise explicitly permitted herein, make any voluntary or optional payment, prepayment, redemption, defeasance, sinking fund payment or other acquisition for value of any of its or its Subsidiaries' Indebtedness (including, without limitation, by way of depositing money or securities with the trustee therefor before the date required for the purpose of paying any portion of such Indebtedness when due), or refund, refinance, replace or exchange any other Indebtedness for any such Indebtedness (except to the extent such Indebtedness is otherwise expressly permitted by the definition of "Permitted Indebtedness"), or make any payment, prepayment, redemption, defeasance, sinking fund payment or repurchase of any outstanding Indebtedness as a result of any asset sale, change of control, issuance and sale of debt or equity securities or similar event, or give any notice with respect to any of the foregoing, unless (x) Excess Availability, both immediately prior to, immediately after giving effect thereto and projected Excess Availability on a pro forma projected basis for the 12 months immediately following, such payment is at least $100 million, or (y) the total amount of such Indebtedness so paid since the Effective Date (together with the amounts permitted under clause (i)(A) hereof), does not exceed $500,000 in the aggregate in any Fiscal Year of the Key Loan Parties; (iii) except as permitted by Section 6.02(c), amend, modify or otherwise change its name, jurisdiction of organization, organizational identification number or FEIN; (iv) amend, modify or otherwise change its certificate of incorporation or bylaws (or other similar organizational documents), including, without limitation, by the filing or modification of any certificate of designation, or any agreement or arrangement entered into by it, with respect to any of its Capital Stock (including any shareholders' agreement), or enter into any new agreement with respect to any of its Capital Stock, except any such amendments, modifications or changes or any such new agreements or arrangements pursuant to this clause (iv) that either individually or in the aggregate, could not have a Material Adverse Effect; (v) [Intentionally Omitted]; (vi) agree to any material amendment or other material change to or waiver of any of its rights under any Material Contract without the consent of the Agent (which consent shall not be unreasonably withheld); or (vii) alter, modify or amend any Lease in a manner which is reasonably likely to have a Material Adverse Effect.

                 (m) INVESTMENT COMPANY ACT OF 1940. Engage in any business, enter into any transaction, use any securities or take any other action or permit any of its Subsidiaries to do any of the foregoing, that would cause it or any of its Subsidiaries to become subject to the registration requirements of the Investment Company Act of 1940, as amended, by virtue of being an "investment company" or a company "controlled" by an "investment company" not entitled to an exemption within the meaning of such Act.

                 (n) [INTENTIONALLY OMITTED].

                 (o) ERISA. Do or permit any ERISA Affiliate to do any of the following, if as a result thereof, such Loan Party or ERISA Affiliate will, or could reasonably be expected to, incur liability that is reasonably likely to have a Material Adverse Effect:

                         (i) violate or fail to be in full compliance with any
Loan Party's Employee Benefit Plan;

                         (ii) fail timely to file all reports and filings
required by ERISA to be filed by any Loan Party;

                         (iii) engage in any nonexempt "prohibited transactions"
or "reportable events" (respectively as described in ERISA);

                         (iv) engage in, or commit any act such that a tax or
penalty reasonably could be imposed upon any Loan Party on account thereof pursuant to ERISA;

                         (v) incur any material accumulated funding deficiency
within the meaning of ERISA;

                         (vi) terminate any Employee Benefit Plan such that a
Lien could be asserted against any assets of any Loan Party on account thereof pursuant to ERISA; or

                         (vii) fail to make any required contribution or
payment to, or make a complete or partial withdrawal from, any Employee Benefit Plan which is a multiemployer plan within the meaning of Section 4001(a) of ERISA.

                 (p) ENVIRONMENTAL. Knowingly or negligently permit the use, handling, generation, storage, treatment, Release or disposal of Hazardous Materials at any property owned or leased by it or any of its Subsidiaries, except in compliance with Environmental Laws and so long as such use, handling, generation, storage, treatment, Release or disposal of Hazardous Materials is not reasonably likely to result in a Material Adverse Effect.

                 (q) [INTENTIONALLY OMITTED].

                 (r) [Intentionally Omitted].

                 (s) UNRESTRICTED SUBSIDIARIES. Permit any Unrestricted Subsidiary at any time to carry on any business activity or have any assets in excess of $500,000 in the aggregate;

                 (t) INTELLECTUAL PROPERTY. Conduct its business so as to infringe the patents, industrial designs, trademarks, trade names, trade styles, brand names, service marks, logos, copyrights, trade secrets, know-how, confidential information, or other intellectual or proprietary property of any third Person, except where such infringement is not reasonably likely to have a Material Adverse Effect.

                                  ARTICLE VII

                             REPORTING REQUIREMENTS

         Section 7.01 MAINTAIN RECORDS. The Loan Parties shall:

                 (a) At all times, keep proper books of account, in which full, true, and accurate entries shall be made of all of the Loan Parties' financial transactions, all in accordance with GAAP applied consistently with prior periods to fairly reflect the consolidated financial condition of the Loan Parties at the close of, and its results of operations for, the periods in question.

                 (b) Timely provide the Agent with those financial reports, statements, and schedules required by this Article VII or otherwise, each of which reports, statements and schedules shall be prepared, to the extent applicable, in accordance with GAAP applied consistently with prior periods to fairly reflect the Consolidated financial condition of the Loan Parties at the close of, and the results of operations for, the period(s) covered therein.

                 (c) At all times, keep accurate current records of its assets and properties including, without limitation, accurate current stock, cost, and sales records of its Inventory for each Division, accurately and sufficiently itemizing and describing the kinds, types, and quantities of Inventory and the cost and selling prices thereof.

                 (d) At all times, retain (i) Deloitte and Touche, LLP, or such other nationally recognized independent certified public accountants who are reasonably satisfactory to SSC (as long as it remains in Control of the Key Loan Parties) and the Agent, and instruct such accountants, subject to the terms of such accountants' internal policies, and subject to the confidentiality provisions of this Agreement, to fully cooperate with, and be available to, the Agent to discuss the Loan Parties' financial performance, financial condition, operating results, controls, and such other matters, within the scope of the retention of such accountants, as may be raised by the Agent.

                 (e) Not change any Loan Party's Fiscal Year.

         Section 7.02 ACCESS TO RECORDS.

                 (a) Each Loan Party shall accord the Agent with reasonable access during normal business hours from time to time as the Agent may require to all properties owned by or over which any Loan Party has control. The Agent shall have the right, and each Loan Party will permit the Agent from time to time as the Agent may request, to examine, inspect, copy, and make extracts from any and all of the Loan Parties' books, records, electronically stored data, papers, and files. Each Loan Party shall make that Loan Party's copying facilities available to the Agent.

                 (b) Each Loan Party hereby authorizes the Agent to inspect, copy, duplicate, review, cause to be reduced to hard copy, run off, draw off, and otherwise use any and all computer or electronically stored information or data which relates to any Loan Party. Each Loan Party shall request full cooperation with the Agent from any service bureau, contractor, accountant, or other Person.

                 (c) The Agent from time to time may designate one or more representatives to exercise the Agent's rights under this Section 7.02 as fully as if the Agent were doing so; PROVIDED, that the Agent shall not designate a Person which is in a Competitive Business.

         Section 7.03 PROMPT NOTICE TO ADMINISTRATIVE AGENT.

                 (a) The Borrower shall provide the Agent with written notice promptly upon the occurrence of any of the following events, which written notice shall be with reasonable particularity as to the facts and circumstances in respect of which such notice is being given (i) any change in any Loan Party's president, chief executive officer, chief operating officer, and chief financial officer (without regard to the title(s) actually given to the Persons discharging the duties customarily discharged by officers with those titles);
(ii) any ceasing of any Loan Party's payment of the debts of that Loan Party generally as they mature, in the ordinary course, to its creditors (other than its ceasing of making of such payments on account of a dispute which, if adversely determined to the Loan Parties is not reasonably likely to have a Material Adverse Effect); (iii) any failure by any Loan Party to pay rent at any of that Loan Party's locations, which failure continues for more than three (3) days following the last day on which such rent was payable unless such failure is not reasonably likely to have a Material Adverse Effect; (iv) any material adverse change in the business, operations, or financial affairs of any Borrower; (v) the occurrence of any Default; (vi) any intention on the part of any Loan Party to discharge that Loan Party's present independent accountants or any withdrawal or resignation by such independent accountants from their acting in such capacity (as to which, see Section 7.01(d)); (vii) any litigation which, if determined adversely to any Loan Party, is reasonably likely to have a Material Adverse Effect; (viii) any intention of a Key Loan Party to enter into a consignment arrangement or licensing or other similar agreement (whether for intellectual property, leased departments in stores or otherwise) with any other Person; (ix) any additional or amended collective bargaining or other labor contract entered into after the Effective Date; (x)any Material Accounting Changes; (xi) [Intentionally Omitted]; (xii) any event, occurrence or circumstance not specifically described herein that is reasonably likely to have a Material Adverse Effect; (xiii) any Loan Party's entering into a license agreement after the Effective Date; (xiv) any Loan

Party's entering into a Capitalized Lease after the Effective Date; and (xv) any Loan Party's entering into a Lease after the Effective Date.

                 (b) The Borrower shall (i) provide the Agent, when so distributed, with copies of any materials distributed to the shareholders of the Borrower; (ii) provide the Agent (A) when filed, copies of all filings with the SEC. Such copies may be provided in electronic format; (B) when received, copies of all correspondence from the SEC, other than routine general communications from the SEC; and (C) should any of the information on any of the Schedules hereto become misleading in any material respect, promptly advise the Agent in writing with such revisions or updates as may be necessary or appropriate to update or correct the same; PROVIDED, HOWEVER, that no such Schedule shall be deemed to have been amended, modified or superseded by any such correction or update, nor shall any breach of any representation or warranty resulting from the inaccuracy or incompleteness of such Schedule be deemed to have been cured or waived, unless and until the Agent, in its discretion shall have accepted in writing such revisions; (iii) at the request of Agent, from time to time, provide the Agent with copies of all advertising (including copies of all print advertising and duplicate tapes of all video and radio advertising); and
(iv)provide the Agent, when received by and Loan Party, with a copy of any management letter or similar communications from any independent accountant of any Loan Party.

         Section 7.04 [INTENTIONALLY OMITTED].

         Section 7.05 [INTENTIONALLY OMITTED].

         Section 7.06 QUARTERLY REPORTS. Quarterly, within forty-five (45) days following the end of each of the Loan Parties' fiscal quarters, the Borrower shall provide the Agent with the following:

                 (a) An original counterpart of a management prepared financial statement (which shall be prepared in the same manner and using the same assumptions as set forth in the forecasts furnished to, and approved by, the Agent pursuant to the provisions of Section 7.10(c) hereof) for (A) the Loan Parties on a consolidated basis, (B) the DSW/Shonac Business, (C) the Filene's Business, and (D) the Value City Business, in each case for the fiscal quarter most recently ended, and for the period from the beginning of the Loan Parties' then current fiscal year through the end of the subject quarter, with comparative information for the same period of the previous fiscal year, which statement shall include a balance sheet, statement of operations and cash flows and comparisons for the corresponding quarter of the then immediately previous year, as well as to the Loan Party's forecast;

                 (b) A list of all leases entered into or terminated during such quarter; and

                 (c) The officer's compliance certificate described in
Section 7.08.

         Section 7.07 ANNUAL REPORTS.

                 (a) Annually, within ninety (90) days following the end of the Loan Parties' fiscal year, the Borrower shall furnish the Agent with the following: (i) an original signed counterpart of the Loan Parties' consolidated annual financial statement, which statement shall have been prepared by, and bear the unqualified opinion of, the Borrower's independent certified public accountants (i.e. said statement shall be "certified" by such accountants) and shall include, at a minimum (with comparative information for the then prior fiscal year) a balance sheet, statement of operations, statement of changes in shareholders' equity, and cash flows; (ii) a consolidating annual financial statement for (x) the DSW/Shonac Business, (y) the Filene's Business, and (z) the Value City Business which shall include (with comparative information for the then prior fiscal year) a balance sheet, statement of changes in shareholders' equity, and cash flows; and (iii) the officer's compliance certificate described in Section 7.08.

                 (b) No later than fifteen (15) days prior to the end of each of the Loan Parties' fiscal years, the Borrower shall give written notice to such independent certified accountants (with a copy of such notice, when sent, to the Agent) that such annual financial statement will be delivered by the Borrower to the Agent and that the Borrower has been advised that the Agent and each Lender will rely thereon with respect to the administration of, and transactions under, the credit facilities contemplated by this Agreement.

         Section 7.08 OFFICER'S CERTIFICATES. The Borrower shall cause either the Borrower's chief executive officer, president, executive vice president, chief financial officer, controller, or treasurer (collectively, an "AUTHORIZED OFFICER"), in each instance, to provide such Person's Certificate with those monthly financial statements to be provided within thirty (30) days of the end of each month and with those to be provided quarterly and annual statements to be furnished pursuant to this Agreement, which Certificate shall:

                 (a) Indicate that (i) with respect to the Consolidated financial statement, the subject statement was prepared in accordance with GAAP consistently applied, and (ii) with respect to all financial statements, presents fairly the financial condition of the applicable Loan Parties at the close of, and the results of the applicable Loan Parties' operations and cash flows (where such cash flows are required to be provided) for, the period(s) presented, SUBJECT, HOWEVER, to the following: (x) usual year end adjustments (this exception shall note be included in the Certificate which accompanies such annual statement); and (y) Material Accounting Changes, in which event, such Certificate shall include a schedule (in reasonable detail) of the effect of each such Material Accounting Change.

                 (b) Indicate either that (i) no Default has occurred and is continuing, or (ii) if such an event has occurred, its nature (in reasonable detail) and the steps (if any) being taken or contemplated by the Loan Parties to be taken on account thereof.

         Section 7.09 [Intentionally Omitted].

         Section 7.10 ADDITIONAL FINANCIAL INFORMATION.

                 (a) In addition to all other information required to be provided pursuant to this Article VII, the Borrower promptly shall provide the Agent with such other and additional information concerning the Loan Parties, the operation of the Loan Parties' business, and the Loan Parties' financial condition, including original counterparts of financial reports and statements, as the Agent may from time to time reasonably request from the Borrower.

                 (b) The Borrower shall, upon the Agent's request, provide the Agent, from time to time hereafter, with updated forecasts of the Loan Parties' anticipated performance and operating results for the current fiscal year. Such forecasts shall be in a format consistent with the format previously provided to the Agent.

                 (c) In all events, the Borrower, no sooner than ninety (90) nor later than sixty (60) days prior to the end of each of the Loan Parties' fiscal years, shall provide the Agent with an updated and extended forecast which shall go out at least through the end of the then next fiscal year and shall include a statement of operations, balance sheet, and statement of cash flow, by month, each consolidated (with consolidating schedules by Division) and each prepared in conformity with GAAP and consistent with the Loan Parties' then current accounting practices.

                 (d) When available the "Annual Budget", as approved by the Borrower's Board of Directors, shall be provided to the Agent. The Annual Budget shall be subject to the approval of the Agent (whose approval shall not be unreasonably withheld) only if the Annual Budget varies in a material way from the Business Plan for such fiscal year.

                 (e) Each Loan Party recognizes that all commercial finance examinations, inventories, analysis, financial information, and other materials which the Agent may obtain, develop, or receive with respect to the Loan Parties (other than appraisals and inventories received from third parties) are confidential to the Agent and that, except as otherwise provided herein, no Loan Party is entitled to receipt of any of such commercial finance examinations, inventories, analysis, financial information, and other materials, nor copies or extracts thereof or therefrom.

         Section 7.11 FORMAT OF INFORMATION. All information required to be delivered pursuant to this Article VII may be delivered by and in electronic format.

                                  ARTICLE VIII

                            [INTENTIONALLY OMITTED.]

                                   ARTICLE IX

                                EVENTS OF DEFAULT

         Section 9.01 EVENTS OF DEFAULT. The occurrence of any event described in this Article IX respectively shall constitute an Event of Default herein. The occurrence of any Event of Default shall also constitute, without notice or demand, a default under all other agreements between the Agent or any Lender and any Loan Party and instruments and papers heretofore, now, or hereafter given the Agent or any Lender by any Loan Party in connection with any of the Loan Documents. An Event of Default shall occur upon:

                 (a) The failure by any Loan Party to pay when due any principal of, interest on, or fees in respect of, the Loan;

                 (b) The failure by any Loan Party to pay when due (or upon demand, if payable on demand) any payment Obligation other than any payment Obligation on account of the principal of, or interest on, or fees in respect of the Loan;

                 (c) The failure by any Loan Party to promptly, punctually, faithfully and timely perform, discharge, or comply with any covenant or Obligation included in any of the following provisions hereof:

                           SECTION              RELATES TO
                           6.02(b)              Indebtedness
                           6.01(b)              Pay Taxes
                           6.02(g)              Dividends. Investments. Other
                                                   Corporate Actions
                           6.02(e)              Loans and Advances
                           6.02(i)              Affiliate Transactions
                           Article VII          Reporting Requirements

                 (d) [Intentionally Omitted].

                 (e) the failure by any Loan Party, within twenty (20) days following the earlier of any Authorized Officer's knowledge of a breach of any covenant or Obligation not described in any of clauses (a) through (d) above, or of its receipt of written notice from the Agent of the breach of any of such covenants or Obligations, provided that if such failure cannot be reasonably cured within such twenty (20) day period and the Loan Parties have diligently proceeded, and continue to diligently proceed, to effectuate a cure of such failure, such failure shall not be an Event of Default hereunder unless (i) such failure is not cured within twenty (20) days after the expiration of such initial twenty (20) day period, or (b) such failure, in the reasonable judgment of the Agent, is reasonably likely to have a Material Adverse Effect;

                 (f) the determination by the Agent that any representation or warranty at any time made by any Loan Party to the Agent or any Lender was not true or complete in all material respects when given;

                 (g) the occurrence and continuance of any Event of Default or other event, which with the giving of notice, the passage of time or both, would be an Event of Default under any Indebtedness of any Loan Party equal to or in excess of One Million Dollars ($1,000,000.00) to any creditor other than the Agent or any Lender, (whether or not such Indebtedness has been accelerated), or, Leases aggregating more than five percent (5%) of all Leases of the Loan Parties existing from time to time could be terminated due to a default by a Loan Party thereunder (whether or not the subject creditor or lessor takes any action on account of such occurrence);

                 (h) the occurrence of any breach of any covenant or Obligation imposed by, or of any default under, any agreement between the Agent or any Lender and any Loan Party or instrument given by any Loan Party to any Agent or any Lender relating to Indebtedness of any Loan Party in excess of $1,000,000 in the aggregate and the expiration, without cure, of any applicable grace period (notwithstanding that the Agent or Lender may not have exercised all or any of its rights on account of such breach or default);

                 (i) the occurrence of any uninsured loss, theft, damage, or destruction of or to any material portion of the property or assets of the Loan Parties;

                 (j) (i) the entry of any judgment in excess of Two Million Five Hundred Thousand Dollars ($2,500,000.00) against any Loan Party, which judgment
(A) is not covered by insurance (as to which the insurer has not notified the applicable Loan Party of the insurer's reservation of rights) or (B) is not satisfied, stayed (if a money judgment) or appealed from (with execution or similar process stayed) within thirty (30) days of its entry;

                         (ii) the entry of any order or the imposition of any
other process having the force of law, the effect of which is to restrain the conduct by any Key Loan Party of its business in the ordinary course and which is reasonably likely to have a Material Adverse Effect;

                 (k) any act by, against, or relating to any Loan Party, or its property or assets, which act constitutes the determination, by any Loan Party, to initiate a program of substantial or total self-liquidation; application for, consent to, or sufferance of the appointment of a receiver, trustee, or other Person, pursuant to court action or otherwise, over all, or any part of any Loan Party's property; the granting of any trust mortgage or execution of an assignment for the benefit of the creditors of any Loan Party, or the occurrence of any other voluntary or involuntary liquidation or extension of debt agreement for any Loan Party; the offering by or entering into by any Loan Party of any composition, extension, or any other arrangement seeking relief generally from or extension of the debts of any Loan Party; or the initiation of any judicial or non-judicial proceeding or agreement by, against, or including any Loan Party which seeks or intends to accomplish a reorganization or arrangement with creditors; and/or the initiation by or on behalf of any Loan Party of the liquidation or winding up of all or any part of any Loan Party's business or operations except that any of the foregoing actions which are commenced against a Loan Party shall not be deemed an Event of Default hereunder as long as such action is timely contested in good faith by that Loan Party by appropriate proceedings and is dismissed within 60 days of the institution of the foregoing;

                 (l) the failure by any Loan Party to generally pay the debts of that Loan Party as they mature; adjudication of bankruptcy or insolvency relative to any Loan Party; the entry of an order for relief or similar order with respect to any Loan Party in any proceeding pursuant to the Bankruptcy Code or any other Federal bankruptcy law; the filing of any complaint, application, or petition by any Loan Party initiating any matter in which any Loan Party is or may be granted any relief from the debts of that Loan Party pursuant to the Bankruptcy Code or any other insolvency statute or procedure; the filing of any complaint, application, or petition against any Loan Party initiating any matter in which that Loan Party is or may be granted any relief from the debts of that Loan Party pursuant to the Bankruptcy Code or any other insolvency statute or procedure, which complaint, application, or petition is not timely contested in good faith by that Loan Party by appropriate proceedings or, if so contested, is not dismissed within 60 days of when filed;

                 (m) the termination or attempted termination of any Guaranty by any Guarantor;

                 (n) (i) any challenge by or on behalf of any Loan Party to the validity of any Loan Document or the applicability or enforceability of any Loan Document strictly in accordance with the subject Loan Document's terms or which seeks to void, avoid, limit, or otherwise adversely affect any payment made pursuant thereto;

                         (ii) any determination by any court or any other
judicial or Government Authority that any Loan Document is not enforceable strictly in accordance with the subject Loan Document's terms or which voids, avoids, limits, or otherwise adversely affects any payment made pursuant thereto; or

                 (o) any Change in Control;

                 (p) an event or development occurs which, as determined by the Agent in its discretion, has, or could reasonably be expected to have, a Material Adverse Effect; or

                 (q) [Intentionally Omitted].

         then, and in any such event, the Agent may, with the consent or at the direction of the Required Lenders, by notice to the Borrower, (i) declare all or any portion of the Loan and other Obligations then outstanding to be due and payable, whereupon all or such portion of the aggregate principal of the Loan and other Obligations, all accrued and unpaid interest thereon, all fees and all other amounts payable under this Agreement and the other Loan Documents shall become due and payable immediately, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by each Loan Party and (ii) exercise any and all of its other rights and remedies under Applicable Law, hereunder and under the other Loan Documents; PROVIDED, HOWEVER, that upon the occurrence and during the continuance of any Event of Default described in subsection (k) or (l) of this Section 9.01, without any notice to any Loan Party or any other Person or any act by the Agent or any Lender, and the Loan, together with all accrued and unpaid interest and PIK Interest thereon, all fees and all other amounts due under this Agreement and the other Loan Documents shall become due and payable automatically and immediately, without presentment, demand, protest or notice of any kind, all of which are expressly waived by each Loan Party.

                                   ARTICLE X

                                      AGENT

         Section 10.01 APPOINTMENT. Each Lender (and each subsequent maker of any Loan by its making thereof) hereby irrevocably appoints and authorizes the Agent to perform the duties of the Agent as set forth in this Agreement including: (i) to receive on behalf of each Lender any payment of principal of or interest on the Loan outstanding hereunder and all other amounts accrued hereunder for the account of the Lenders and paid to the Agent, and, subject to

Sections 2.02 and 3.02 of this Agreement, to distribute promptly to each Lender its Pro Rata Share of all payments so received; (ii) to distribute to each Lender copies of all material notices and agreements received by the Agent and not required to be delivered to each Lender pursuant to the terms of this Agreement, provided that the Agent shall not have any liability to the Lenders for the Agent's inadvertent failure to distribute any such notices or agreements to the Lenders; (iii) to maintain, in accordance with its customary business practices, ledgers and records reflecting the status of the Obligations, the Loan, and related matters and to maintain, in accordance with its customary business practices, ledgers and records reflecting the status of the properties and assets of the Loan Parties and related matters; (iv) to execute or file any and all financing or similar statements or notices, amendments, renewals, supplements, documents, instruments, proofs of claim, notices and other written agreements with respect to this Agreement or any other Loan Document; (v) [Intentionally Omitted]; (vi) to perform, exercise, and enforce any and all other rights and remedies of the Lenders with respect to the Loan Parties, the Obligations, or otherwise related to any of same to the extent reasonably incidental to the exercise by the Agent of the rights and remedies specifically authorized to be exercised by the Agent by the terms of this Agreement or any other Loan Document, or as directed by the Required Lenders; (vii) to incur and pay such fees necessary or appropriate for the performance and fulfillment of its functions and powers pursuant to this Agreement or any other Loan Document; and (viii) subject to Section 10.03 of this Agreement, to take such action as the Agent deems appropriate on its behalf to administer the Loan and the Loan Documents and to exercise such other powers delegated to the Agent by the terms hereof or the other Loan Documents (including, without limitation, the power to give or to refuse to give notices, waivers, consents, approvals and instructions and the power to make or to refuse to make determinations and calculations) together with such powers as are reasonably incidental thereto to carry out the purposes hereof and thereof. As to any matters not expressly provided for by this Agreement and the other Loan Documents (including, without limitation, enforcement or collection of the Loan), the Agent shall not be required to exercise any discretion or take any action, which, in the reasonable opinion of the Agent, exposes the Agent to liability or which is contrary to this Agreement or any other Loan Document or Applicable Law. The Lenders hereby agree that the Required Lenders shall make all decisions concerning (A) waivers, (B) amendments, (C) remedial action, including, without limitation, the right to call a default, accelerate and take any enforcement action, and (D) performance by the Lenders or enforcement of the rights of the Lenders hereunder and under the Intercreditor Agreement; PROVIDED, HOWEVER, that the foregoing shall not limit the rights of all Lenders under Section 12.02 hereof.

         Section 10.02 NATURE OF DUTIES. The Agent shall have no duties or responsibilities except those expressly set forth in this Agreement or in the other Loan Documents. The duties of the Agent shall be mechanical and administrative in nature. Neither the Agent nor the Lenders shall have by reason of this Agreement or any other Loan Document any fiduciary relationship. Nothing in this Agreement or any other Loan Document, express or implied, is intended to or shall be construed to impose upon the Agent or the Required Lenders any obligations in respect of this Agreement or any other Loan Document except as expressly set forth herein or therein. Each Lender shall make its own independent investigation of the financial condition and affairs of the Loan Parties in connection with the making and the continuance of the Loan hereunder and shall make its own appraisal of the creditworthiness of the Loan Parties and the value of the properties and assets of the Loan Parties, and neither the Agent nor the Required Lenders shall have any duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the initial Loan hereunder or at any time or times thereafter; PROVIDED, that, upon the reasonable request of a Lender, the Agent shall provide to such Lender any documents or reports delivered to the Agent by the Loan Parties pursuant to the terms of this Agreement or any other Loan Document.

         Section 10.03 RIGHTS; EXCULPATION, ETC. Neither the Agent nor the Lenders, nor any of their respective directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by them under or in connection with this Agreement or the other Loan Documents, except for their own gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction. Without limiting the generality of the foregoing, the Agent and the Lenders (i) may treat the payee of any Loan as the owner thereof until the Agent receives written notice of the assignment or transfer thereof, pursuant to Section 12.07 hereof, signed by such payee and in form satisfactory to the Agent; (ii) may consult with legal counsel (including, without limitation, counsel to the Agent or counsel to the Loan Parties), independent public accountants, and other experts selected by any of them and shall not be liable for any action taken or omitted to be taken in reasonable good faith by any of them in accordance with the advice of such counsel or experts; (iii) make no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, certificates, warranties or representations made in or in connection with this Agreement or the other Loan Documents; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or the other Loan Documents on the part of any Person, the existence or possible existence of any Default or Event of Default, or to inspect the Collateral or other property (including, without limitation, the books and records) of any Person; and (v) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto. Neither the Agent nor the Required Lenders shall be liable for any apportionment or distribution of payments made in good faith pursuant to Section 3.04. The Agent may at any time (but shall not be required to) request instructions from the Required Lenders with respect to any actions or approvals which by the terms of this Agreement or of any of the other Loan Documents the Agent is permitted or required to take or to grant, and if such instructions are promptly requested, the Agent shall be absolutely entitled to refrain from taking any action or to withhold any approval under any of the Loan Documents until it shall have received such instructions from the Required Lenders. Without limiting the foregoing, no Lender shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting under this Agreement or any of the other Loan Documents in accordance with the instructions of the Required Lenders, or against the Required Lenders on the same basis for which a right of action could be brought against the Agent in connection with such acting or refraining from acting, except to the extent such action, lack of action or instruction is determined by a court of competent jurisdiction, pursuant to a final judgment, to have constituted gross negligence or willful misconduct.

         Section 10.04 RELIANCE. The Agent shall be entitled to rely upon any written notices, statements, certificates, orders or other documents or any telephone message believed by it in reasonable good faith to be genuine and correct and to have been signed, sent or made by the proper Person, and with respect to all matters pertaining to this Agreement or any of the other Loan Documents and its duties hereunder or thereunder, upon advice of counsel selected by it.

         Section 10.05 INDEMNIFICATION. To the extent that the Agent is not reimbursed and indemnified by any Loan Party, the Lenders will reimburse and indemnify the Agent from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Agent in any way relating to or arising out of this Agreement or any of the other Loan Documents (it being understood that the foregoing shall not be deemed to include principal, interest or fees owed by a Loan Party to the Agent) or any action taken or omitted by the Agent under this Agreement or any of the other Loan Documents, in proportion to each Lender's Pro Rata Share, including, without limitation, advances and disbursements made pursuant to Section 10.08; PROVIDED, HOWEVER, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements for which there has been a final judicial determination that such liability resulted from the Agent's gross negligence or willful misconduct. The obligations of the Lenders under this Section 10.05 shall survive the payment in full of the Loan and the termination of this Agreement.

         Section 10.06 AGENT INDIVIDUALLY. With respect to its Pro Rata Share of the Loan made by it, the Agent shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender or maker of a Loan. The term "Lenders" or "Required Lenders" or any similar terms shall, unless the context clearly otherwise indicates, include the Agent in its individual capacity as a Lender. The Agent and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with any Key Loan Party as if it were not acting as the Agent pursuant hereto without any duty to account to the other Lenders.

         Section 10.07 SUCCESSOR AGENT. (a) The Agent may resign from the performance of all its functions and duties hereunder and under the other Loan Documents at any time by giving at least thirty (30) Business Days' prior written notice to the Borrower and each Lender. Such resignation shall take effect upon the acceptance by a successor Agent of appointment pursuant to clauses (b) and (c) below or as otherwise provided below.

                 (b) Upon any such notice of resignation, the Borrower shall appoint a successor Agent acceptable to SSC. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the Agent, and the Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. After the Agent's resignation hereunder as the Agent, the provisions of this Article X shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Agent under this Agreement and the other Loan Documents.

                 (c) If a successor Agent shall not have been so appointed within said thirty (30) Business Day period, the Agent shall then appoint a successor Agent who shall serve as the Agent until such time, if any, as the Borrower (with the consent of SSC) appoints a successor Agent as provided above.

         Section 10.08 [Intentionally Omitted].

         Section 10.09 [Intentionally Omitted].

                                   ARTICLE XI

                                    GUARANTY

         Section 11.01 GUARANTY. Each Guarantor hereby unconditionally and irrevocably guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all Obligations of the Borrower now or hereafter existing under any Loan Document, whether for principal, interest (including, without limitation, all interest that accrues after the commencement of any Insolvency Proceeding of the Borrower), fees, commissions, indemnifications or otherwise (such obligations, to the extent not paid by the Borrower, being THE "GUARANTEED OBLIGATIONS"), and agrees to pay any and all expenses (including reasonable counsel fees and expenses) incurred by the Agent and the Lenders in enforcing any rights under the Guaranty set forth in this
Article XI. Without limiting the generality of the foregoing, each Guarantor's liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by the Borrower to the Agent and the Lenders under any Loan Document but for the fact that they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving the Borrower.

         Section 11.02 GUARANTY ABSOLUTE. Each Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent or the Lenders with respect thereto. The Obligations of each Guarantor under this Article XI are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against each Guarantor to enforce such Obligations, irrespective of whether any action is brought against any Loan Party or whether any Loan Party is joined in any such action or actions. The liability of each Guarantor under this Article XI shall be irrevocable, absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives any defenses it may now or hereafter have in any way relating to, any or all of the following:

                 (a) Any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto;

                 (b) Any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from any Loan Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Loan Party or otherwise;

                 (c) Any taking, release or amendment or waiver of or consent to departure from any other Guaranty, for all or any of the Guaranteed Obligations;

                 (d) Any change, restructuring or termination of the corporate, limited liability company or partnership structure or existence of any Loan Party; or

                 (e) Any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by the Agent or the Lenders that might otherwise constitute a defense available to, or a discharge of, any Loan Party or any other Guarantor or surety.

This Article XI shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Agent, the Lenders or any other person upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made.

         Section 11.03 WAIVER. Each Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Article XI and any requirement that the Agent or the Lenders exhaust any right or take any action against any Loan Party or any other Person. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated herein and that the waiver set forth in this Section 11.03 is knowingly made in contemplation of such benefits. Each Guarantor hereby waives any right to revoke this Article XI, and acknowledges that this Article XI is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

         Section 11.04 CONTINUING GUARANTY; ASSIGNMENTS. This Article XI is a continuing guaranty and shall (a) remain in full force and effect until the later of the cash payment in full of the Guaranteed Obligations (other than indemnification obligations as to which no claim has been made) and all other amounts payable under this Article XI and the Final Maturity Date, (b) be binding upon each Guarantor, its successors and assigns and (c) inure to the benefit of and be enforceable by the Agent and the Lenders and their successors, pledgees, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Lender may pledge, assign or otherwise transfer all or any portion of its rights and obligations under this Agreement (including, without limitation, all or any portion of its Pro Rata Share of the Loan owing to it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted such Lender herein or otherwise, in each case as provided in Section 12.07.

         Section 11.05 SUBROGATION. No Guarantor will exercise any rights that it may now or hereafter acquire against any Loan Party or any other Guarantor that arise from the existence, payment, performance or enforcement of such Guarantor's obligations under this Article XI, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Agent and the Lenders against any Loan Party or any other Guarantor, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from any Loan Party or any other Guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security solely on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations and all other amounts payable under this Article XI shall have been paid in full in cash and the Final Maturity Date shall have occurred. If any amount shall be paid to any Guarantor in violation of the immediately preceding sentence at any time prior to the later of the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this

Article XI and the Final Maturity Date, such amount shall be held in trust for the benefit of the Agent and the Lenders and shall forthwith be paid to the Agent and the Lenders to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Article XI, whether matured or unmatured, in accordance with the terms of this Agreement. If (i) any Guarantor shall make payment to the Agent and the Lenders of all or any part of the Guaranteed Obligations, (ii) all of the Guaranteed Obligations and all other amounts payable under this Article XI shall be paid in full in cash and (iii) the Final Maturity Date shall have occurred, the Agent and the Lenders will, at such Guarantor's request and expense, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment by such Guarantor.

                                  ARTICLE XII

                                  MISCELLANEOUS

         Section 12.01 NOTICES, ETC. All notices and other communications provided for hereunder shall be in writing and shall be mailed (by certified mail, postage prepaid and return receipt requested), telecopied or delivered, if to any Loan Party, at the following address:

                  Value City Department Stores, Inc.
                  3241 Westerville Road
                  Columbus, OH 43224
                  Attention:  James A. McGrady
                  Telephone:  (614) 478-2300
                  Telecopier:  (614) 473-2721

                  with a copy to:

                  Porter Wright Morris & Arthur LLP
                  41 South High Street
                  Columbus, OH  43215
                  Attention:  Robert J. Tannous, Esq. and Timothy E. Grady, Esq.
                  Telephone:  614-227-1953
                  Telecopier:  614-227-2100

                  if to the Agent, to it at the following address:

                  Schottenstein Stores Corporation
                  1800 Moler Road
                  Columbus, OH  43207
                  Attention:  Irwin A. Bain, Esq.
                  Telephone:  614-449-4332
                  Telecopier:  614-443-0927
                  with a copy to:

                  Cadwalader, Wickersham & Taft
                  100 Maiden Lane
                  New York, New York  10038
                  Attention:  Dennis J. Block, Esq.
                  Telephone:  212-504-6000
                  Telecopier:  614-504-6666

                  or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties complying as to delivery with the terms of this Section 12.01. All such notices and other communications shall be effective, (i) if sent by certified mail, return receipt requested, the date when actually received, (ii) if sent by recognized overnight express delivery, the Business Day following the day when sent, (iii) if delivered by hand on a Business Day after 9:00 AM and no later than three (3) hours prior to the close of customary business hours of the recipient, when delivered (otherwise, at the opening of the then next Business Day), and (iv) by telecopier and sent on a Business Day after 9:00 AM and no later than three (3) hours prior to the close of customary business hours of the recipient, one (1) hour after being sent (otherwise, at the opening of the then next Business Day).

         Section 12.02 AMENDMENTS, ETC. Subject to Section 6.02(l), no amendment or waiver of any provision of any Loan Document, including this Agreement, and no consent to any departure by any Loan Party therefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent, the Required Lender, the Borrower and the Guarantors, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given, PROVIDED, HOWEVER, that no amendment, waiver or consent shall (i) reduce the principal of, or interest on, the Loan, reduce the amount of any fee payable for the account of any Lender, or postpone or extend any date fixed for any payment of principal of, or interest or fees on the Loan payable to any Lender, in each case without the written consent of any Lender affected thereby, (ii) amend the definition of "Pro Rata Share", (iii) release the Borrower or any Guarantor or (iv) amend, modify or waive Section 3.04, Article XIII or this Section 12.02 of this Agreement in each case, without the written consent of each Lender. Notwithstanding the foregoing, no amendment, waiver or consent shall, unless in writing and signed by the Agent, affect the rights or duties of the Agent (but not in its capacity as a Lender) under this Agreement or the other Loan Documents.

         Section 12.03 NO WAIVER; REMEDIES, ETC. No failure on the part of the Agent or any Lender to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right under any Loan Document preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Agent and the Lenders provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Agent and the Lenders under any Loan Document against any party thereto are not conditional or contingent on any attempt by the Agent and the Lenders to exercise any of their rights under any other Loan Document against such party or against any other Person.

         Section 12.04 EXPENSES; TAXES; ATTORNEYS' FEES. The Borrower will pay within ten (10) days after demand therefor (which demand shall include a statement of the nature thereof), all costs and expenses incurred by or on behalf of the Agent (and, in the case of clauses (b) through (m) below, each Lender), regardless of whether the transactions contemplated hereby are consummated, including, without limitation, reasonable fees, costs, client charges and expenses of counsel for the Agent (and, in the case of clauses (b) through (m) below, each Lender), accounting, due diligence, periodic field audits, physical counts, valuations, investigations, searches and filings, monitoring of assets, title searches and reviewing environmental assessments, miscellaneous disbursements, examination, travel, lodging and meals, arising from or relating to the following: (a) the negotiation, preparation, execution, delivery, performance and administration of this Agreement and the other Loan Documents (including, without limitation, the preparation of any additional Loan Documents pursuant to Section 6.01(b) or the review of any of the agreements, instruments and documents referred to in Section 6.01(f)); (b) any requested amendments, waivers or consents to this Agreement or the other Loan Documents whether or not such documents become effective or are given; (c) the preservation and protection of any of the Lenders' rights under this Agreement or the other Loan Documents; (d) the defense of any claim or action asserted or brought against the Agent or any Lender by any Person that arises from or relates to this Agreement, any other Loan Document, the Agent's or the Lenders' claims against any Loan Party, or any and all matters in connection therewith;
(e) the commencement or defense of, or intervention in, any court proceeding arising from or related to this Agreement or any other Loan Document; (f) the filing of any petition, complaint, answer, motion or other pleading by the Agent or any Lender; (g) [Intentionally Omitted]; (h) [Intentionally Omitted]; (i) any attempt to collect from any Loan Party; (j) all liabilities and costs arising from or in connection with the past, present or future operations of any Loan Party involving any damage to real or personal property or natural resources or harm or injury alleged to have resulted from any Release of Hazardous Materials on, upon or into such property; (k) any Environmental Liabilities and Costs incurred in connection with the investigation, removal, cleanup and/or remediation of any Hazardous Materials present or arising out of the operations of any facility of any Loan Party; (l) any Environmental Liabilities and Costs incurred in connection with any Environmental Lien; or (m) the receipt by the Agent or any Lender of any advice from professionals with respect to any of the foregoing; PROVIDED THAT with respect to clauses (d), (e) and (f) above, such costs and expenses shall not include those costs and expenses that have been determined by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Lender or Agent, as the case may be. Without limitation of the foregoing or any other provision of any Loan Document:
(x) the Borrower agree to pay all stamp, document, transfer, recording or filing taxes or fees and similar impositions now or hereafter determined by the Agent or any Lender to be payable in connection with this Agreement or any other Loan Document, and the Borrower agrees to save the Agent and each Lender harmless from and against any and all present or future claims, liabilities or losses with respect to or resulting from any omission to pay or delay in paying any such taxes, fees or impositions unless such omission is the result of the gross negligence or willful misconduct of any Lender; (y) the Borrower agrees to pay all broker and investment banking fees that may become due in connection with the transactions contemplated by this Agreement and the other Loan Documents (the Agent and the Lenders represent and warrant that no brokers have been engaged or retained by any of them in connection with the transactions evidenced by the Loan Documents); and (z) if the Borrower fails to perform any covenant or agreement contained herein or in any other Loan Document, the Agent may itself perform or cause performance of such covenant or agreement, and the expenses of the Agent incurred in connection therewith shall be reimbursed on demand by the Borrower.

         Section 12.05 RIGHT OF SET-OFF. Upon the occurrence and during the continuance of any Event of Default, the Agent or any Lender may, and is hereby authorized to, at any time and from time to time, without notice to any Loan Party (any such notice being expressly waived by the Loan Parties) and to the fullest extent permitted by law, set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by the Agent or such Lender to or for the credit or the account of any Loan Party against any and all obligations of the Loan Parties either now or hereafter existing under any Loan Document, irrespective of whether or not the Agent or such Lender shall have made any demand hereunder or thereunder and although such obligations may be contingent or unmatured. The Agent and each Lender agree to notify such Loan Party promptly after any such set-off and application made by the Agent or such Lender provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Agent and the Lenders under this Section 12.05 are in addition to the other rights and remedies (including other rights of set-off) which the Agent and the Lenders may have under this Agreement or any other Loan Documents of law or otherwise.

         Section 12.06 SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         Section 12.07 ASSIGNMENTS AND PARTICIPATIONS. (a) This Agreement and the other Loan Documents shall be binding upon and inure to the benefit of each Loan Party and the Agent and each Lender and their respective successors and assigns; PROVIDED, HOWEVER, that none of the Loan Parties may assign or transfer any of its rights hereunder without the prior written consent of each Lender and any such assignment without the Lenders' prior written consent shall be null and void.

                 (b) Each Lender may, with the written consent (which consent shall not be unreasonably withheld) of SSC (so long as SSC is the Agent or a Lender under this Agreement) and the Borrower (so long as no Event of Default has occurred and is continuing), assign to one or more other Lenders or other entities all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of the Loan made by it); PROVIDED, HOWEVER, that (i) such assignment is in an amount which is at least $5,000,000 or a multiple of $1,000,000 in excess thereof (or the remainder of such Lender's Pro Rata Share of the Loan) (except such minimum amount shall not apply to an assignment by a Lender to an Affiliate of such Lender or a fund or account managed by such Lender or an Affiliate of such Lender or, in the case of SSC, a shareholder of such Lender), (ii) the parties to each such assignment shall execute and deliver to the Agent, for its acceptance, an Assignment and Acceptance, together with any promissory note subject to such assignment and such parties shall deliver to the Agent a processing and recordation fee of $5,000 (except the payment of such fee shall not be required in connection with an assignment by a Lender to an Affiliate of such Lender or a fund or account managed by such Lender or an Affiliate of such Lender, or, in the case of

SSC, a shareholder of such Lender) and (iii) no written consent of the SSC and the Borrower shall be required in connection with any assignment by a Lender to an Affiliate of such Lender or a fund or account managed by such Lender or an Affiliate of such Lender, or in the case of SSC, a shareholder of such Lender. Upon such execution, delivery and acceptance, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least three (3) Business Days after the delivery thereof to the Agent (or such shorter period as shall be agreed to by the Agent and the parties to such assignment), (A) the assignee thereunder shall become a "Lender" hereunder and, in addition to the rights and obligations hereunder held by it immediately prior to such effective date, have the rights and obligations hereunder that have been assigned to it pursuant to such Assignment and Acceptance and (B) the assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

                        (i) By executing and delivering an Assignment and Acceptance, the assigning Lender and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (A) other than as provided in such Assignment and Acceptance, the assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any other Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document furnished pursuant hereto provided that such assigning Lender's obligations and responsibilities under the confidentiality provisions of this Agreement shall continue despite any assignment by such assigning Lender; (B) the assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or any of its Subsidiaries or the performance or observance by any Loan Party of any of its obligations under this Agreement or any other Loan Document furnished pursuant hereto; (C) such assignee confirms that it has received a copy of this Agreement and the other Loan Documents, together with such other documents and information it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (D) such assignee will, independently and without reliance upon the assigning Lender, the Agent or any Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents; (E) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Agent by the terms hereof and thereof, together with such powers as are reasonably incidental hereto and thereto; and (F) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement and the other Loan Documents are required to be performed by it as a Lender.

                        (ii) The Borrower authorizes the Agent, and the Agent agrees, to maintain, or cause to be maintained at the Payment Office, a copy of each Assignment and Acceptance delivered to and accepted by it and a register (THE "REGISTER") for the recordation of the names and addresses of the Lenders, and the principal amount of the Loan (the "REGISTERED LOANS") owing to each Lender from time to time. The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Agent and the Lenders shall treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and any Lender at any reasonable time and from time to time upon reasonable prior notice.

                        (iii) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee, together with any promissory notes subject to such assignment, the Agent shall, if the Agent consents to such assignment and if such Assignment and Acceptance has been completed (A) accept such Assignment and Acceptance and (B) record the information contained therein in the Register.

                        (iv) In addition to the other requirements contained in this Section 12.07, a Registered Loan (and the registered note, if any, evidencing the same) may be assigned or sold in whole or in part only by registration of such assignment or sale on the Register (and each registered note shall expressly so provide). Any assignment or sale of all or part of such Registered Loan (and the registered note, if any, evidencing the same) may be effected only by registration of such assignment or sale on the Register, together with the surrender of the registered note, if any, evidencing the same duly endorsed by (or accompanied by a written instrument of assignment or sale duly executed by) the holder of such registered note, whereupon, at the request of the designated assignee(s) or transferee(s), one or more new registered notes in the same aggregate principal amount shall be issued to the designated assignee(s) or transferee(s). Prior to the registration of assignment or sale of any Registered Loan (and the registered note, if any, evidencing the same), the Agent shall treat the Person in whose name such Registered Loan (and the registered note, if any, evidencing the same) is registered as the owner thereof for the purpose of receiving all payments thereon and for all other purposes, notwithstanding notice to the contrary.

                        (v) In the event that any Lender sells participations in a Registered Loan, such Lender shall maintain a register on which it enters the name of all participants in the Registered Loans held by it (the "PARTICIPANT REGISTER"). A Registered Loan (and the registered note, if any, evidencing the same) may be participated in whole or in part only by registration of such participation on the Participant Register (and each registered note shall expressly so provide). Any participation of such Registered Loan (and the registered note, if any, evidencing the same) may be effected only by the registration of such participation on the Participant Register.

                        (vi) Any foreign Person who purchases or is assigned or participates in any portion of such Registered Loan shall provide the Agent and the assigning or selling Lender with a completed Internal Revenue Service Form W-8BEN (Certificate of Foreign Status) or a substantially similar form for such purchaser, participant or any other affiliate who is a holder of beneficial interests in the Registered Loan.

                 (c) Each Lender may, with the written consent (which consent shall not be unreasonably withheld) of SSC (so long as SSC is the Agent or a Lender under this Agreement) and the Borrower (so long as no Event of Default has occurred and is continuing), sell participations to one or more banks or other entities in or to all or a portion of its rights and obligations under this Agreement and the other Loan Documents (including, without limitation, all or a portion of its Pro Rata Share of the Loan made by it); PROVIDED, that
(i) such Lender's obligations under this Agreement (including without limitation, its Commitments hereunder) and the other Loan Documents shall remain unchanged; (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and the Borrower, the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents; (iii) a participant shall not be entitled to require such Lender to take or omit to take any action hereunder except (A) action directly effecting an extension of the maturity dates or decrease in the principal amount of the Loan, (B) action directly effecting an extension of the due dates or a decrease in the rate of interest payable on the Loan or the fees payable under this Agreement, or (C) actions directly effecting a release of any Loan Party (except as provided otherwise by this Agreement or any other Loan Document); and (iv) no consent of SSC or the Borrower will be required for the sale by a Lender to an Affiliate of such Lender or a fund or account managed by such Lender or an Affiliate of such Lender.

         Section 12.08 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by telecopier shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telecopier also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. The foregoing shall apply to each other Loan Document mutatis mutandis.

         SECTION 12.09 GOVERNING LAW. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER LOAN DOCUMENT IN RESPECT OF SUCH OTHER LOAN DOCUMENT) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

         SECTION 12.10 CONSENT TO JURISDICTION; SERVICE OF PROCESS AND VENUE. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK OR OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH LOAN PARTY HEREBY IRREVOCABLY ACCEPTS IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE AGENT AND THE LENDERS TO SERVICE OF PROCESS IN ANY MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY LOAN PARTY IN ANY OTHER JURISDICTION. EACH LOAN PARTY HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE JURISDICTION OR LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT

REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY LOAN PARTY HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH LOAN PARTY HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

         Section 12.11 WAIVER OF JURY TRIAL, ETC. EACH LOAN PARTY, THE AGENT AND EACH LENDER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS, OR UNDER ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION THEREWITH, OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREES THAT ANY SUCH ACTION, PROCEEDINGS OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH LOAN PARTY CERTIFIES THAT NO OFFICER, REPRESENTATIVE, AGENT OR ATTORNEY OF THE AGENT OR ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE AGENT OR ANY LENDER WOULD NOT, IN THE EVENT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM, SEEK TO ENFORCE THE FOREGOING WAIVERS. EACH LOAN PARTY HEREBY ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT AND THE LENDERS ENTERING INTO THIS AGREEMENT.

         Section 12.12 CONSENT BY THE AGENT AND LENDERS. Except as otherwise expressly set forth herein to the contrary, if the consent, approval, satisfaction, determination, judgment, acceptance or similar action (an "ACTION") of the Agent shall be permitted or required pursuant to any provision hereof or any provision of any other agreement to which any Loan Party is a party and to which the Agent or any Lender has succeeded thereto, such Action shall be required to be in writing and may be withheld or denied by the Agent, in its sole good faith discretion.

         Section 12.13 NO PARTY DEEMED DRAFTER. Each of the parties hereto agrees that no party hereto shall be deemed to be the drafter of this Agreement.

         Section 12.14 REINSTATEMENT; CERTAIN PAYMENTS. If any claim is ever made upon the Agent or any Lender for repayment or recovery of any amount or amounts received by the Agent or such Lender in payment or on account of any of the Obligations, the Agent or such Lender shall give prompt notice of such claim to each other Lender and the Borrower, and if the Agent or such Lender repays all or part of such amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over the Agent or such Lender or any of its property, or (ii) any good faith settlement or compromise of any such claim effected by the Agent or such Lender with any such claimant, then and in such event each Loan Party agrees that (A) any such judgment, decree, order, settlement or compromise shall be binding upon it notwithstanding the cancellation of any Indebtedness hereunder or under the other Loan Documents or the termination of this Agreement or the other Loan Documents, and (B) it shall be and remain liable to the Agent or such Lender hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by the Agent or such Lender.

         Section 12.15 INDEMNIFICATION.

                 (a) GENERAL INDEMNITY. In addition to each Loan Party's other Obligations under this Agreement, each Loan Party agrees to, jointly and severally, defend, protect, indemnify and hold harmless the Agent and each Lender and all of their respective officers, directors, employees, attorneys, consultants and agents (collectively called the "INDEMNITEES") from and against any and all losses, damages, liabilities, obligations, penalties, reasonable fees, costs and expenses (including, without limitation, reasonable attorneys' fees, costs and expenses) incurred by such Indemnitees, whether prior to or from and after the Effective Date, whether direct, indirect or consequential, as a result of or arising from or relating to or in connection with any of the following: (i) the negotiation, preparation, execution or performance or enforcement of this Agreement, any other Loan Document or of any other document executed in connection with the transactions contemplated by this Agreement;
(ii) the Agent's or any Lender's furnishing of funds to the Borrower under this Agreement or the other Loan Documents, including, without limitation, the management of the Loan; (iii) any matter relating to the financing transactions contemplated by this Agreement or the other Loan Documents or by any document executed in connection with the transactions contemplated by this Agreement or the other Loan Documents; or (iv) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto (collectively, the "INDEMNIFIED MATTERS"); PROVIDED, HOWEVER, that the Loan Parties shall not have any obligation to any Indemnitee under this subsection (a) for any Indemnified Matter caused by the gross negligence or willful misconduct of such Indemnitee, as determined by a final judgment of a court of competent jurisdiction.

                 (b) ENVIRONMENTAL INDEMNITY. Without limiting Section 12.15(a) hereof, each Loan Party agrees to, jointly and severally, defend, indemnify, and hold harmless the Indemnitees against any and all Environmental Liabilities and Costs and all other claims, demands, penalties, fines, liability (including strict liability), losses, damages, costs and expenses (including without limitation, reasonable legal fees and expenses, consultant fees and laboratory fees), arising out of (i) any Releases or threatened Releases (A) at any property presently or formerly owned or operated by any Loan Party or any Subsidiary of any Loan Party, or any predecessor in interest, or (B) of any Hazardous Materials generated and disposed of by any Loan Party or any Subsidiary of any Loan Party, or any predecessor in interest; (ii) any violations of Environmental Laws; (iii) any Environmental Action relating to any Loan Party or any Subsidiary of any Loan Party, or any predecessor in interest;
(iv) any personal injury (including wrongful death) or property damage (real or personal) arising out of exposure to Hazardous Materials used, handled, generated, transported or disposed by any Loan Party or any Subsidiary of any Loan Party, or any predecessor in interest; and (v) any breach of any warranty or representation regarding environmental matters made by the Loan Parties in
Section 6.01(g) or the breach of any covenant made by the Loan Parties in
Section 5.01(r). Notwithstanding the foregoing, the Loan Parties shall not have any obligation to any Indemnitee under this subsection

(b) regarding any potential environmental matter covered hereunder which is caused by the gross negligence or willful misconduct of such Indemnitee, as determined by a final judgment of a court of competent jurisdiction.

                 (c) To the extent that the undertaking to indemnify, pay and hold harmless set forth in this Section 12.15 may be unenforceable because it is violative of any law or public policy, each Loan Party shall, jointly and severally, contribute the maximum portion which it is permitted to pay and satisfy under Applicable Law, to the payment and satisfaction of all Indemnified Matters incurred by the Indemnitees. The indemnities set forth in this Section
12.15 shall survive the repayment of the Obligations and discharge of any Liens granted under the Loan Documents.

         Section 12.16 [Intentionally Omitted.]

         Section 12.17 RECORDS. The unpaid principal of and interest on the Loan, the interest rate or rates applicable to such unpaid principal and interest, the duration of such applicability, and the accrued and unpaid fees shall at all times be ascertained from the records of the Agent, which shall be rebuttably presumed to be correct, absent manifest error.

         Section 12.18 BINDING EFFECT. This Agreement shall become effective when it shall have been executed by each Loan Party, the Agent and each Lender and when the conditions precedent set forth in Section 4.01 hereof have been satisfied or waived in writing by the Agent, and thereafter shall be binding upon and inure to the benefit of each Loan Party, the Agent and each Lender, and their respective successors and assigns, except that the Loan Parties shall not have the right to assign their rights hereunder or any interest herein without the prior written consent of each Lender, and any assignment by any Lender shall be governed by Section 12.07 hereof.

         Section 12.19 MAXIMUM INTEREST. It is the intention of the parties hereto that the Agent and each Lender shall conform strictly to usury laws applicable to it. Accordingly, if the transactions contemplated hereby or by any other Loan Document would be usurious as to the Agent or any Lender under laws applicable to it (including the laws of the United States of America and the State of New York or any other jurisdiction whose laws may be mandatorily applicable to the Agent or such Lender notwithstanding the other provisions of this Agreement), then, in that event, notwithstanding anything to the contrary in this Agreement or any other Loan Document or any agreement entered into in connection with or as security for the Obligations, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under law applicable to the Agent or any Lender that is contracted for, taken, reserved, charged or received by the Agent or such Lender under this Agreement or any other Loan Document or agreements or otherwise in connection with the Obligations shall under no circumstances exceed the maximum amount allowed by such applicable law, any excess shall be canceled automatically and if theretofore paid shall be credited by the Agent or such Lender on the principal amount of the Obligations (or, to the extent that the principal amount of the Obligations shall have been or would thereby be paid in full, refunded by the Agent or such Lender, as applicable, to the Borrower); and (ii) in the event that the maturity of the Obligations is accelerated by reason of any Event of Default under this Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law applicable to the Agent or any Lender may never include more than the maximum amount allowed by such applicable law, and excess interest, if any, provided for in this Agreement or otherwise shall be canceled automatically by the Agent or such Lender, as applicable, as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by the Agent or such Lender, as applicable, on the principal amount of the Obligations (or, to the extent that the principal amount of the Obligations shall have been or would thereby be paid in full, refunded by the Agent or such Lender to the Borrower). All sums paid or agreed to be paid to the Agent or any Lender for the use, forbearance or detention of sums due hereunder shall, to the extent permitted by law applicable to the Agent or such Lender, be amortized, prorated, allocated and spread throughout the full term of the Loan until payment in full so that the rate or amount of interest on account of the Loan hereunder does not exceed the maximum amount allowed by such applicable law. If at an time and from time to time (x) the amount of interest payable to the Agent or any Lender on any date shall be computed at the Highest Lawful Rate applicable to the Agent or such Lender pursuant to this Section
12.19 and (y) in respect of any subsequent interest computation period the amount of interest otherwise payable to the Agent or such Lender would be less than the amount of interest payable to the Agent or such Lender computed at the Highest Lawful Rate applicable to the Agent or such Lender, then the amount of interest payable to the Agent or such Lender in respect of such subsequent interest computation period shall continue to be computed at the Highest Lawful Rate applicable to the Agent or such Lender until the total amount of interest payable to the Agent or such Lender shall equal the total amount of interest which would have been payable to the Agent or such Lender if the total amount of interest had been computed without giving effect to this Section 12.19.

         For purposes of this Section 12.19, the term "applicable law" shall mean that law in effect from time to time and applicable to the loan transaction between the Borrower, on the one hand, and the Agent and the Lenders, on the other, that lawfully permits the charging and collection of the highest permissible, lawful non-usurious rate of interest on such loan transaction and this Agreement, including laws of the State of New York and, to the extent controlling, laws of the United States of America.

         The right to accelerate the maturity of the Obligations does not include the right to accelerate any interest that has not accrued as of the date of acceleration.

         Section 12.20 CONFIDENTIALITY. The Agent and each Lender agrees (on behalf of itself and each of its affiliates, directors, officers, employees and representatives) to use reasonable precautions to keep confidential, in accordance with its customary procedures for handling confidential information of this nature and in accordance with safe and sound practices of comparable commercial finance companies, any non-public information supplied to it by the Loan Parties pursuant to this Agreement or the other Loan Documents which is identified in writing by the Loan Parties as being confidential at the time the same is delivered to such Person (or consists of information (such as business plans and financial information) which is customarily confidential information) (and which at the time is not, and does not thereafter become, publicly available or legally available to such Person from another source (other than the Loan Parties) on a nonconfidential basis), PROVIDED, that nothing herein shall limit the disclosure of any such information (i) to the extent required by statute, rule, regulation or judicial process, (ii) to counsel for the Agent or any Lender, (iii) to examiners, auditors, accountants or Securitization Parties, so long as such Person first agrees, in writing, to be bound by confidentiality provisions similar in substance to this Section 12.20, (iv) in connection with any litigation to which the Agent or any Lender is a party or
(v) to any assignee or participant (or prospective assignee or participant) so long as such assignee or participant (or prospective assignee or participant) first agrees, in writing, to be bound by confidentiality provisions similar in substance to this Section 12.20. The Agent and each Lender agrees that, upon receipt of a request or identification of the requirement for disclosure pursuant to clause (iv) hereof, it will make reasonable efforts to keep the Loan Parties informed of such request or identification; PROVIDED, that the each Loan Party acknowledges that the Agent and each Lender may make disclosure as required or requested by any Governmental Authority or representative thereof and that the Agent and each Lender may be subject to review by Securitization Parties or other regulatory agencies and may be required to provide to, or otherwise make available for review by, the representatives of such parties or agencies any such non-public information.

         Section 12.21 INTEGRATION. This Agreement, together with the other Loan Documents, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.

                                  ARTICLE XIII
                               CONVERSION OF LOAN

         Section 13.01 CONVERSION PRIVILEGE AND CONVERSION PRICE.

                 (a) Subject to and upon compliance with the provisions of this Article, at any time and from time to time, to the extent any portion of the Loan remains outstanding, any Lender may at its option convert all or any portion of its Pro Rata Share of the Loan into fully paid and nonassessable shares of Common Stock ("CONVERSION SHARES") at the Conversion Price, determined as hereinafter provided, in effect at the time of receipt of a Conversion Notice by the Borrower. Such conversion right shall expire at the close of business on the Maturity Date.

                 (b) Each Lender that elects to convert all or any portion of its Pro Rata Share of the Loan in accordance with the terms of this Article (a "CONVERTING LENDER") shall convert such portion of its Pro Rata Share of the Loan into the number of Conversion Shares obtained by dividing the principal amount of the portion of its Pro Rata Share of the Loan to be converted plus all accrued and unpaid interest thereon by the Conversion Price. The "CONVERSION PRICE" shall initially be equal to $4.50 per share, subject to adjustment and readjustment from time to time as provided in Section 13.03, and, as so adjusted, shall remain in effect until a further readjustment is required by
Section 13.03.

         Section 13.02 EXERCISE OF CONVERSION PRIVILEGE.

                 (a) In order to exercise the Conversion with respect to the Loan or portion thereof, a Converting Lender shall deliver to the Borrower written notice (the "CONVERSION NOTICE") by telecopier, or any other method described in Section 12.01 hereof, not less than two (2) Business Days nor more than ten (10) Business Days prior to the date of such Conversion (the "CONVERSION DATE"). The Conversion Notice shall set forth (i) the Conversion Date, (ii) the amount of the Lender's Pro Rata Share of the Loan and accrued interest to be converted, (iii) any portion of the Pro Rata Share of the Loan held by such Converting Lender that is not to be Converted, (iv) the current Conversion Price, (v) the number Conversion Shares to be issued and (vi) the amount of cash, if any, to be paid by the Borrower to the Converting Lender in lieu of fractional shares.

                 (b) Conversion Shares issued on a Conversion Date shall be deemed to have been issued immediately prior to the close of business on such Conversion Date, and a Converting Lender shall be treated for all purposes as the record holder of such Conversion Shares at such time. On the Conversion Date, the Borrower shall issue and deliver to the Converting Lender, (i) a certificate or certificates for the Conversion Shares issuable on such Conversion Date, (ii) payment in lieu of any fraction of a share, as provided in
Section 13.11 hereof.

                 (c) All Conversion Shares delivered upon such conversion shall bear the following restrictive legend:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS OR UNLESS THE BORROWER RECEIVES AN OPINION OF COUNSEL TO THE EFFECT THAT REGISTRATION UNDER SUCH ACT AND SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.

         If Conversion Shares to be issued upon conversion are to be registered in a name other than that of the Converting Lender, the security registrar shall, prior to such conversion, record in the security register the name of the Person in whose name such Conversion Shares are to be registered.

         Section 13.03 ADJUSTMENTS TO CONVERSION PRICE FOR DILUTING ISSUES.

                 (a) SPECIAL DEFINITION. For purposes of this Section 13.03, "ADDITIONAL SHARES OF COMMON STOCK" shall mean any or all shares of Common Stock issued (or, pursuant to Section 13.03(c), deemed to be issued) by the Borrower after the Effective Date, other than shares of Common Stock issued or issuable:

                         (i) shares issued upon the conversion of the Loan,

                         (ii) such number of additional shares as may become
issuable upon the conversion of the Loan by reason of adjustments required pursuant to the applicable anti-dilution provisions as in effect on the date hereof,

                         (iii) up to 5,000,000 shares of Common Stock (and
following
the fifth anniversary of the Effective Date, up to an additional 5,000,000 shares of Common Stock) that are issued to Persons other than Affiliates of the Borrower, including (A) shares of Common Stock or options exercisable therefor, issued or to be issued under the Borrower's 2000 Stock Option Plan as in effect on the date hereof or under any other employee stock option or purchase plan or plans, or pursuant to compensatory or incentive agreements, for officers, employees or consultants of the Borrower or any of its Subsidiaries, in each case adopted or assumed after such date by the Borrower's Board of Directors; PROVIDED in each case that the exercise or purchase price for any such share shall not be less than 95% of the fair market value (determined in good faith by the Borrower's Board of Directors) of the Common Stock on the date of the grant, and such additional number of shares as may become issuable pursuant to the terms of any such plans by reason of adjustments required pursuant to antidilution provisions applicable to such securities in order to reflect any subdivision or combination of Common Stock, by reclassification or otherwise, or any dividend on Common Stock payable in Common Stock, (B) shares of restricted stock issued by the Borrower to executive officers of the Borrower, and (C) shares of Common Stock issued by the Borrower as charitable gifts; PROVIDED; HOWEVER, that all options exercisable for shares of Common Stock granted to executive officers of the Borrower or its Subsidiaries during the six months following the date hereof shall have an exercise price of no less than $4.50 per share, and

                         (iv) [Intentionally Omitted.]

                 (b) NO ADJUSTMENT OF CONVERSION PRICE. Subject to the provisions of Section 13.03(c)(ii) and Section 13.03(f) below, no adjustment in the number of shares of Common Stock into which the Loan is convertible shall be made, by adjustment in the Conversion Price in respect of the issuance of Additional Shares of Common Stock or otherwise, unless the consideration per share for an Additional Share of Common Stock issued or deemed to be issued by the Borrower is less than the greater of the Current Market Price and the Fair Market Value on the date of, and immediately prior to, the issue of such Additional Share of Common Stock.

                 (c) ISSUE OF SECURITIES DEEMED AN ISSUE OF ADDITIONAL SHARES OF COMMON STOCk.

                         (i) OPTIONS AND CONVERTIBLE SECURITIES. In the event
the Borrower at any time or from time to time after the Effective Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date; PROVIDED, that such Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section 13.03(e) hereof) of such Additional Shares of Common Stock would be less than the Conversion Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and PROVIDED, FURTHER, that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                                (A) no further adjustment in the Conversion
Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                                 (B) if such Options or Convertible Securities
by their terms provide, with the passage of time, pursuant to any provisions designed to protect against dilution, or otherwise, for any increase or decrease in the consideration payable to the Borrower, or increase or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the applicable Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

                                 (C) upon the expiration of any such Options or
any rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if such Options or Convertible Securities, as the case may be, were never issued;

                                 (D) no readjustment pursuant to clause (B) or
(C) above shall have the effect of increasing the Conversion Price to an amount which exceeds the lower of (i) the Conversion Price on the original date on which an adjustment was made pursuant to this Section 13.03(c)(i), or (ii) the Conversion Price that would have resulted from any issuance of Additional Shares of Common Stock between such original adjustment date and the date on which a readjustment is made pursuant to clause (B) or (C) above; and

                                 (E) if such record date shall have been fixed
and such Options or Convertible Securities are not issued on the date fixed therefor, the adjustment previously made in the Conversion Price which became effective on such record date shall be cancelled as of the close of business on such record date, and thereafter the Conversion Price shall be adjusted pursuant to this Section 13.03(c) as of the actual date of their issuance.

                        (ii) STOCK DIVIDENDS, STOCK DISTRIBUTIONS AND SUBDIVISIONS. In the event the Borrower at any time or from time to time after the Effective Date shall declare or pay any dividend or make any other distribution on the Common Stock payable in Common Stock, or effect a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock), then and in any such event, Additional Shares of Common Stock shall be deemed to have been issued:

                                 (A) in the case of any such dividend or
distribution, immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend or distribution, or

                                 (B) in the case of any such subdivision, at the
close of
business on the date immediately prior to the date upon which such corporate action becomes effective.

                 If such record date shall have been fixed and such dividend shall not have been fully paid on the date fixed for the payment thereof, the adjustment previously made in the Conversion Price which became effective on such record date shall be cancelled as of the close of business on such record date, and thereafter the Conversion Price shall be adjusted pursuant to this
Section 13.03(c) as of the time of actual payment of such dividend.

                 (d) Adjustment of Conversion Price.

                         (i) UPON ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK.
In the event the Borrower shall issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 13.03(c)(i), but excluding Additional Shares of Common Stock deemed to be issued pursuant to Section 13.03(c)(ii), which event is dealt with in Section 13.03(f) hereof) without consideration or for a consideration per share less than the Conversion Price in effect on the date of and immediately prior to such issue, then such Conversion Price shall be reduced, concurrently with such issue, to the price determined by dividing (i) an amount equal to the sum of (a) the number of shares of Common Stock outstanding immediately prior to such issue or sale and the number of shares of Common Stock issuable upon conversion of the aggregate principal amount of the Loan and any Convertible Securities and upon exercise of any Options multiplied by the then existing Conversion Price and (b) the consideration, if any, received by the Borrower upon such issue or sale, by
(ii) the total number of shares of Common Stock outstanding immediately after such issue or sale and the number of shares of Common Stock issuable upon conversion of the aggregate principal amount of the Loan and any Convertible Securities and upon exercise of any Options.

                         (ii) CONVERSION PRICE RESET. If the consolidated EBITDA
of the Borrower and its subsidiaries for the fiscal year ending February 1, 2003, is less than $90,000,000 or the combined, unconsolidated EBITDA of each of the Borrower (excluding Subsidiaries), Value City Limited Partnership, Value City of Michigan, Inc., GB Retailers, Inc., Gramex Retail Stores, Inc., VCM, Ltd. and any Person acquired after the date hereof that operates Value City department stores is less than $35,000,000 in the aggregate, then effective as of the close of business on February 1, 2003, the Conversion Price shall be reduced to $4.00 per share and the number of Conversion Shares shall be increased to give effect to all other adjustments as provided in this Section
13.03 as if the Conversion Price on the Effective Date had been $4.00 per share.

                 (e) DETERMINATION OF CONSIDERATION. For purposes of this
Article XIII, the consideration received by the Borrower for the issue of any Additional Shares of Common Stock shall be computed as follows:

                         (i) CASH AND PROPERTY: Such consideration shall:

                                 (A) insofar as it consists of cash, be the
aggregate amount of cash received by the Borrower excluding amounts paid or payable for accrued interest or accrued dividends;


                                 (B) insofar as it consists of property other
than cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by a committee of the Borrower's Board of Directors consisting of directors who are not Affiliates of the Borrower or SSC; PROVIDED, HOWEVER, that at the request of any Lender, the fair value shall be determined in good faith by an independent investment banking firm selected jointly by the Borrower and such Lender or, if that selection cannot be made within ten days, by an independent investment banking firm selected by the American Arbitration Association in accordance with its rules, and PROVIDED, further, that the Borrower shall pay all of the reasonable fees and expenses of any third parties incurred in connection with determining the fair value; and

                                 (C) in the event Additional Shares of Common
Stock are issued together with other shares of securities or other assets of the Borrower for a single undivided consideration, be the proportion of such consideration so received allocable to such Additional Shares of Common Stock, computed as provided in clauses (A) and (B) above, as determined in good faith by a committee of the Borrower's Board of Directors consisting of directors who are not Affiliates of the Borrower, a Lender or SSC, or at the request of any Lender, the proportion of such consideration so received allocable to such Additional Shares of Common Stock value shall be determined in good faith by an independent investment banking firm selected jointly by the Borrower and the Lenders or, if that selection cannot be made within ten days, by an independent investment banking firm selected by the American Arbitration Association in accordance with its rules, and PROVIDED, further, that the Borrower shall pay all of the reasonable fees and expenses of any third parties incurred in connection with determining the proportion of such consideration so received allocable to such Additional Shares of Common Stock.

                         (ii) OPTIONS AND CONVERTIBLE SECURITIES. The
consideration per share received by the Borrower for Additional Shares of Common Stock deemed to have been issued pursuant to Section 13.03(c)(i) shall be determined by dividing:

                                (x) the total amount, if any, received or
                        receivable by the Borrower as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Borrower upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

                              (y) the maximum number of shares of Common Stock
                        (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such

                        Options or the conversion or exchange of such Convertible Securities.

                 (f) ADJUSTMENT FOR STOCK DIVIDENDS, STOCK DISTRIBUTIONS, SUBDIVISIONS, COMBINATIONS OR CONSOLIDATIONS OF COMMON STOCK.


                         (i) STOCK DIVIDENDS, STOCK DISTRIBUTIONS OR
SUBDIVISIONS. In the event the Borrower shall issue Additional Shares of Common Stock pursuant to Section 13.03(c)(ii) in a stock dividend, other stock distribution or subdivision, the Conversion Price in effect immediately prior to such stock dividend, stock distribution or subdivision shall, concurrently with the effectiveness of such stock dividend, stock distribution or subdivision, be proportionately decreased to adjust equitably for such dividend, distribution or subdivision.

                         (ii) COMBINATIONS OR CONSOLIDATIONS. In the event the
outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Conversion Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased to adjust equitably for such combination or consolidation.

                 (g) ADJUSTMENT FOR MERGER OR REORGANIZATION, ETC. In case of any consolidation or merger of the Borrower with or into another corporation or the conveyance of all or substantially all of the assets of the Borrower to another corporation, or any proposed reorganization or reclassification of the Borrower (except a transaction for which provision for adjustment is otherwise made in this Article XIII), the Loan shall thereafter be convertible into the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock deliverable upon conversion of such portion of the Loan would have been entitled upon such consolidation, merger, conveyance, reorganization or reclassification; and, in any such case, appropriate adjustment (as determined by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interest thereafter of the Lenders, to the end that the provisions set forth herein (including provisions with respect to changes in and other adjustments of the Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Loan. The Borrower shall not effect any such consolidation, merger or sale unless prior to or simultaneously with the consummation thereof the successor corporation or purchaser, as the case may be, shall assume by written instrument the obligation to deliver to each Lender such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Lender is entitled to receive. Nothing in this Section 13.03 shall be deemed to authorize the Borrower to enter into any transaction not otherwise permitted by this Agreement.

                 (h) EXTRAORDINARY DIVIDENDS AND DISTRIBUTIONS. If the Borrower at any time or from time to time after the date hereof shall declare, order, pay or make a dividend or other distribution (including, without limitation, any distribution of other or additional stock or other securities or property or Options by way of dividend or spin-off, reclassification, recapitalization or similar corporate rearrangement) on the Common Stock other than (a) a dividend payable in Additional Shares of Common Stock or (b) a regularly scheduled cash dividend payable out of consolidated earnings or earned surplus, determined in accordance with generally accepted accounting principles, adequate provision shall be made so that the Lender shall receive, upon conversion of its portion of the Loan, a pro rata share of such dividend based upon the maximum number of shares of Common Stock at the time issuable to the Lender (determined without regard to whether the Loan is convertible at such time).

         Section 13.04 NO IMPAIRMENT. The Borrower will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Borrower but will at all times in good faith assist in the carrying out of all the provisions of this
Article XIII and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights and other rights of the Lenders against impairment.

         Section 13.05 ACCOUNTANTS' REPORT. In each case of any adjustment or readjustment of the Conversion Price pursuant to this Article XIII, the Borrower at its sole expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare a report setting forth such adjustment or readjustment and showing in reasonable detail the method of calculation thereof and the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or to be received by the Borrower for any Additional Shares of Common Stock issued or sold or deemed to have been issued, (b) the number of shares of Common Stock outstanding or deemed to be outstanding, and (c) the Conversion Price in effect immediately prior to such issue or sale and as adjusted and readjusted (if required by Article XIII) on account thereof. The Borrower shall forthwith mail a copy of each such report to each Lender. In the event that a Lender disagrees with such report, the Borrower shall cause independent certified public accountants of recognized national standing (which may be the regular auditors of the Borrower) selected by the Borrower to review and verify or revise such computation (other than any computation of the fair value of property) and report. The Borrower shall also keep copies of all such reports at its principal office and shall cause the same to be available for inspection at such office during normal business hours by any Lender.

         Section 13.06 COMMON STOCK RESERVED. The Borrower shall reserve and at all times keep available out of its authorized but unissued Common Stock, free from preemptive or other preferential rights, restrictions, reservations, dedications, allocations, options, other warrants and other rights under any stock option, conversion option or similar agreement, such number of shares of Common Stock as shall from time to time be sufficient to effect conversion of the Loan.

         Section 13.07 NO REISSUANCE OF LOAN. Any portion of the principal amount of the Loan which is converted into shares of Common Stock as provided herein shall not be reissued.

         Section 13.08 ISSUE TAX. The issuance of certificates for shares of Common Stock upon conversion of the Loan shall be made without charge to each Lender for any issuance tax in respect thereof; PROVIDED, that the Borrower shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of a Lender.

         Section 13.09 CLOSING OF BOOKS. The Borrower will at no time close its transfer books against the transfer of any shares of Common Stock issued or issuable upon the conversion of the Loan in any manner which interferes with the timely conversion of the Loan, except as may otherwise be required to comply with applicable securities laws.

         Section 13.10 DEFINITION OF COMMON STOCK. As used in this Article XIII, the term "Common Stock" shall mean and include the Borrower's authorized Common Stock, no par value per share, as constituted on the date hereof, and shall also include any capital stock of any class of the Borrower thereafter authorized which shall neither be limited to a fixed sum or percentage of par value in respect of the rights of the holders thereof to participate in dividends nor entitled to a preference in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Borrower; PROVIDED, that the shares of Common Stock receivable upon conversion of shares of the Loan shall include only shares designated as Common Stock on the Effective Date.

         Section 13.11 FRACTIONS OF SHARES OF COMMON STOCK. No fractional shares of Common Stock or scrip certificates in respect thereof shall be issued upon Conversion. The number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Loan to be Converted plus accrued and unpaid interest thereon in accordance with the terms of Section 13.01(b) hereof. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of any portion of the Loan, the Borrower shall pay a cash adjustment in respect of such fraction (calculated to the nearest 1/100 of a share) in an amount in Dollars equal to the such fraction multiplied by the then effective Conversion Price.

         Section 13.12 COVENANT AS TO COMMON STOCK. The Borrower covenants that all shares of Common Stock which may be delivered upon Conversion of the Loan will be newly issued shares, upon such delivery will have been duly authorized and validly issued, will be fully paid and nonassessable and the Borrower will pay all taxes, liens and charges with respect to the issue thereof. The Borrower further covenants that all governmental, corporate, shareholder and third-party approvals (including those of any exchange on which such Conversion Securities are, or are proposed to be listed) will have been duly obtained and will be in full force and effect on or before any Conversion Securities are or are required to be issued pursuant to this Article.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                    BORROWER:

                                    VALUE CITY DEPARTMENT STORES, INC.,
                                    an Ohio corporation


                                    By:  /s/ John C. Rossler
                                       ----------------------------------------
                                       Name:  John C. Rossler
                                       Title:  President


                                    SUBSIDIARY GUARANTORS:


                                    SHONAC CORPORATION,
                                    an Ohio corporation


                                    By:  /s/ John C. Rossler
                                       ----------------------------------------
                                       Name:  John C. Rossler
                                       Title:  President


                                    DSW SHOE WAREHOUSE, INC.,
                                    a Missouri Corporation


                                    By:  /s/ John C. Rossler
                                       ----------------------------------------
                                       Name:  John C. Rossler
                                       Title:  President


                                   GRAMEX RETAIL STORES, INC.,
                                   a Delaware corporation


                                   By:  /s/ John C. Rossler
                                       ----------------------------------------
                                       Name:  John C. Rossler
                                       Title:  President

                                    FILENE'S BASEMENT, INC.,
                                    a Delaware corporation


                                    By:  /s/ John C. Rossler
                                       ----------------------------------------
                                       Name:  John C. Rossler
                                       Title:  President


                                    GB RETAILERS, INC.,
                                    a Delaware corporation


                                    By:  /s/ John C. Rossler
                                       ----------------------------------------
                                       Name:  John C. Rossler
                                       Title:  President


                                    J.S. OVERLAND DELIVERY, INC.,
                                    a Delaware corporation


                                    By:  /s/ John C. Rossler
                                       ----------------------------------------
                                       Name:  John C. Rossler
                                       Title:  President


                                    VALUE CITY DEPARTMENT STORES SERVICES, INC.
                                    a Delaware corporation


                                    By:  /s/ John C. Rossler
                                       ----------------------------------------
                                       Name:  John C. Rossler
                                       Title:  President


                                    VALUE CITY LIMITED PARTNERSHIP,
                                    an Ohio limited partnership


                                    By:  Westerville Road GP, Inc., its
                                         General Partner


                                    By:  /s/ John C. Rossler
                                       ----------------------------------------
                                       Name:  John C. Rossler
                                       Title:  President

                                    VALUE CITY OF MICHIGAN, INC.,
                                    a Michigan corporation


                                    By:  /s/ John C. Rossler
                                       ----------------------------------------
                                       Name:  John C. Rossler
                                       Title:  President


                                    VCM, LTD.,
                                    an Ohio limited liability company


                                    By:  /s/ John C. Rossler
                                       ----------------------------------------
                                       Name:  John C. Rossler
                                       Title:  President


                                    WESTERVILLE ROAD GP, INC.,
                                    a Delaware corporation


                                    By:  /s/ John C. Rossler
                                       ----------------------------------------
                                       Name:  John C. Rossler
                                       Title:  President


                                    WESTERVILLE ROAD LP, INC.,
                                    a Delaware corporation


                                    By:  /s/ John C. Rossler
                                       ----------------------------------------
                                       Name:  John C. Rossler
                                       Title:  President



                                    AGENT AND LENDER:

                                    SCHOTTENSTEIN STORES CORPORATION,
                                    a Delaware corporation


                                    By:  /s/ Thomas R. Ketteler
                                       ----------------------------------------
                                       Name: Thomas R. Ketteler
                                       Title: Chief Operating Officer
                                              and Chief Financial Officer

                               AMENDMENT NO. 1 TO

             AMENDED AND RESTATED SENIOR CONVERTIBLE LOAN AGREEMENT

         Amendment No. 1, dated as of June 11, 2002, to the Amended and Restated Senior Convertible Loan Agreement (the "LOAN AGREEMENT") dated as of June 11, 2002, by and among Value City Department Stores, Inc., an Ohio corporation (the "BORROWER"), Shonac Corporation, an Ohio corporation ("SHONAC"), DSW Shoe Warehouse, Inc., a Missouri corporation ("DSW"), Gramex Retail Stores, Inc., a Delaware corporation ("GRAMEX"), VCM, Ltd., an Ohio limited liability company ("VCM"), Filene's Basement, Inc., a Delaware corporation ("FILENE'S"), GB Retailers, Inc., a Delaware corporation ("GB"), J.S. Overland Delivery, Inc., a Delaware corporation ("JS"), Value City Department Stores Services, Inc. a Delaware corporation ("VC SERVICES"), Value City Limited Partnership, an Ohio limited partnership ("VCLP"), Value City of Michigan, Inc., a Michigan corporation ("VC MICHIGAN"), Westerville Road GP, Inc., a Delaware corporation ("WESTERVILLE GP"), Westerville Road LP, Inc. a Delaware corporation ("WESTERVILLE LP", and together with Shonac, DSW, Gramex, VCM, Filene's, GB, JS, VC Services, VCLP, VC Michigan and Westerville GP, each a "GUARANTOR", and collectively, the "GUARANTORS"), the lenders from time to time party hereto (each a "LENDER" and collectively, the "LENDERS"), and Schottenstein Stores Corporation, a Delaware corporation ("SSC"), as Agent (in such capacity, together with its successors, if any, the "AGENT") and as a Lender.

                                    RECITALS

         WHEREAS, the Borrower, the Guarantors, the Lenders and the Agent are parties to the Loan Agreement;

         WHEREAS, SSC, the sole Lender under the Loan Agreement, will, concurrently with the effectiveness of this Amendment, sell and assign to Cerberus Partners, L.P. ("CPLP"), 50% of its right, title and interest as Lender under the Loan Agreement pursuant to the terms of the Assignment and Acceptance, dated the date hereof, between SSC and CPLP (the "SSC ASSIGNMENT");

         WHEREAS, it is a condition precedent to the effectiveness of the SSC Assignment that the Loan Agreement be amended to reflect the transactions contemplated by the SSC Assignment;

         WHEREAS, in connection with such amendment the Borrower has requested and the Lenders have agreed to amend certain terms and conditions of the Loan Agreement; and

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

         1. DEFINITIONS. All terms used herein which are defined in the Loan Agreement and not otherwise defined herein are used herein as defined therein.

         2. DEFINITIONS IN LOAN AGREEMENT.

                (a) Section 1.01 of the Loan Agreement is hereby amended by adding the following defined terms in the appropriate alphabetical order therein:

            "ACCOUNT DEBTOR" means each debtor, customer or obligor in any way obligated on or in connection with any Accounts Receivable.

            "ACCOUNTS RECEIVABLE" means, with respect to any Person, any and all rights of such Person to payment for goods sold and/or services rendered, including accounts, general intangibles and any and all such rights evidenced by chattel paper, instruments or documents, whether due or to become due and whether or not earned by performance, and whether now or hereafter acquired or arising in the future, and any proceeds arising therefrom or relating thereto.

            "AGENT ADVANCES" has the meaning specified therefor in section 10.08(a).

            "ALLOCATED WARRANTS" has the meaning specified therefor in Section 14.02(c).

            "APPROVED EXISTING TRANSACTION" has the meaning specified therefor in Section 14.01.

            "BORROWING BASE CERTIFICATE" has the meaning set forth in the Revolving Credit Facility as in effect from time to time.

            "BUYOUT EXERCISE NOTICE" has the meaning specified therefor in
Section 14.02(a).

            "BUYOUT OPTION" has the meaning specified therefor in Section 14.02(a).

            "BUYOUT SECURITIES" has the meaning specified therefor in Section 14.02(c).

            "COLLATERAL" means all of the property and assets and all interests therein and proceeds thereof now owned or hereafter acquired by any Person upon which a Lien is granted or purported to be granted by such Person as security for all or any part of the Obligations.

            "CONTROL AGREEMENT" means the Collection Account Agreements (as defined in the Revolving Credit Facility) made by a Loan Party and the financial institutions maintaining Collection Accounts (as defined in the Revolving Credit Facility) in favor of the Revolving Credit Facility Agent for the benefit of the Lenders (among others) securing the Obligations (and the obligations owing to certain other lenders).

            "CPLP" has the meaning specified therefore in the preamble hereto.

            "CPLP NON-CONVERSION NOTICE" has the meaning specified in Section 14.02.

            "DRAG ALONG CONVERSION NOTICE" has the meaning specified therefor in
Section 13.01(c).

            "DRAG ALONG CONVERSION RIGHT" has the meaning specified therefor in
Section 13.01(c).

            "EXCESS AVAILABILITY" has the meaning specified in the Revolving Credit Facility.

            "EXCESS AVAILABILITY RESERVE" has the meaning specified in the Revolving Credit Facility.

            "FAIRNESS COMMITTEE" has the meaning specified therefor in Section 14.02(b).

            "INTERCREDITOR AGREEMENT" means the Intercreditor and Lien Subordination Agreement, by and among the Agent, on behalf of itself and the Lenders, the Revolving Credit Facility Agent, on behalf of itself and the Revolving Facility Lenders, the Term Loan Agent, on behalf of itself and the Term Loan Lenders and acknowledged and agreed by the Borrower and the Guarantors.

            "KEY LOAN PARTIES" means, collectively, the Borrower, Shonac, DSW, Gramex, VCM, Filene's, GB, VCLP and VC Michigan.

            "LANDLORD'S AGREEMENT" means a landlord's agreement consenting to the recording of the Mortgages, in form and substance satisfactory to the Agent, made by the fee owner (or ground or prime lessee with the consent of the fee owner) of the real property secured by a Mortgage in favor of the Agent for the benefit of the Lenders (among others) and delivered to the Agent pursuant to Sections 4.01(d) and 6.01(a) and (i).

            "LEASEHOLD MORTGAGE STATUS REPORT" means a monthly report that reflects the Loan Parties' efforts to obtain leasehold Mortgages on substantially all Leases of the Loan Parties, such report to contain sufficient detail to enable the Agent to evaluate the status of the Loan Parties' efforts on a property-by-property basis.

            "MORTGAGE" means a mortgage (including, without limitation, a leasehold mortgage, deed of trust or deed to secure debt), in form and substance satisfactory to the Agent, made by a Loan Party in favor of the Agent for the benefit of the Lenders (among others), securing the Obligations and the obligations owing to certain other lenders, and delivered to the Agent pursuant to Section 4.01(d), Section 6.01(a), Section 6.01(i) or otherwise.

            "NON-CONVERSION NOTICE" has the meaning specified therefore in
Section 13.02(c).

            "NOTIFICATION DATE" has the meaning specified therefor in Section 14.01.

            "OBJECTION DATE" has the meaning specified therefor in Section
14.01.

            "OBJECTION NOTICE" has the meaning specified therefor in Section 14.01.

            "PLEDGE AGREEMENT" means a Pledge and Security Agreement made by a Loan Party in favor of the Agent for the benefit of the Lenders, substantially in the form of Exhibit F, securing the Obligations and delivered to the Agent.

            "REFERRAL NOTICE" has the meaning specified therefor in Section 14.02(b).

            "REFERRED SSC TRANSACTION" has the meaning specified therefor in
Section 14.02(b).

            "REVOLVING CREDIT FACILITY" means the $350,000,000 working capital facility, of even date herewith, among the Borrower and certain of its Subsidiaries, as borrowers and as guarantors, the Revolving Credit Facility Agent and the Revolving Credit Facility Lenders.

            "REVOLVING CREDIT FACILITY AGENT" means National City Commercial Finance, Inc. ("NCCF"), as Administrative Agent and/or NCCF and Fleet Retail Finance, Inc., as Collateral Agents for the Revolving Credit Facility Lenders, and each of their respective successors and assigns.

            "REVOLVING CREDIT FACILITY DOCUMENTS" means any agreement, instrument or other document executed and delivered pursuant to the Revolving Credit Facility or otherwise securing or evidencing any loan or obligation thereunder.

            "REVOLVING CREDIT FACILITY LENDERS" means the financial institutions party to the Revolving Credit Facility.

            "SECURITY AGREEMENT" means a Security Agreement made by a Loan Party in favor of the Agent for the benefit of the Lenders, substantially in the form of Exhibit E, securing the Obligations and delivered to the Agent.

            "SSC" means Schottenstein Stores Corporation.

            "SSC ASSIGNMENT" means the sale and assignment by SSC to CPLP of a 50% interest in the Borrower's Obligations under this Agreement, pursuant to the terms of the SSC Assignment Agreement.

            "SSC ASSIGNMENT AGREEMENT" means the Assignment and Acceptance Agreement, dated June 11, 2002 by and between SSC and CPLP.

            "SSC ASSIGNMENT DOCUMENTS" means the SSC Assignment Agreement and each of the other documents delivered in connection with the SSC Agreement.

            "SSC TRANSACTION" has the meaning specified therefor in Section
14.01.

            "TERM LOAN AGENT" means CPLP, in its capacity as agent to the Term Loan Lenders, or any successor thereto.

            "TERM LOAN AGREEMENT" means the Financing Agreement dated as of June 11, 2002, among the Borrower and certain of its Subsidiaries, as borrowers and as guarantors, the Term Loan Agent and the Term Loan Lenders.

            "TERM LOAN DOCUMENTS" means the Term Loan Agreement and any agreement, instrument or other document executed and delivered pursuant to the Term Loan Agreement or otherwise securing evidencing any loan or obligation thereunder.

            "TERM LOAN LENDERS" means the financial institutions party to the Term Loan Agreement.

            "UCC FILING AUTHORIZATION LETTER" means a letter duly executed by each Loan Party authorizing the Agent to file appropriate financing statements on Form UCC-1 without the signature of such Loan Party in such office or offices as may be necessary or, in the opinion of the Agent, desirable to perfect the security interests purported to be created by each Security Agreement, each Pledge Agreement and each Mortgage.

            "UNIFORM COMMERCIAL CODE" has the meaning specified therefor in
Section 1.03.

            "WARRANTS" means any of the warrants issued pursuant to the terms of the Term Loan Agreement.

            "WARRANT STOCK" means the shares of Common Stock issuable on the exercise of the Warrants.

                    (b) Section 1.01 of the Loan Agreement is hereby amended by deleting the definitions of the terms "Change in Control", "Equipment", "Fair Market Value", "Loan Documents", "Market Price", "Payment Office", "Registration Rights Agreement" and "Required Lenders" and substituting the following therefor:

            "CHANGE IN CONTROL" means the occurrence of any of the following:
(i) the acquisition, by any person or group (within the meaning of Section 13(d)(3) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of 25% or more of the issued and outstanding capital stock of the Borrower having the right, under ordinary circumstances, to vote for the election of directors of the Borrower, excluding from the foregoing any acquisition pursuant to the issuance of the Warrants or the exercise of conversion rights under this Agreement; (ii) other than as a result of the exercise by CPLP of Board representation rights under this Agreement, more than half of the Persons who were directors of the Borrower on the first day of any period consisting of twelve (12) consecutive calendar months (the first of which twelve (12) month periods commencing with the first day of the month during which this Agreement was executed), cease, for any reason other than death, disability, or replacement by other Persons nominated by a nominating committee controlled by SSC to be directors of the Borrower; (iii) the failure of the Borrower to own, directly or indirectly, 95% of the capital stock of each of the other Loan Parties; or (iv) the failure of SSC to possess, directly or indirectly, the power to cause the direction of the management and policies of the Key Loan Parties.

            "EQUIPMENT" means, , without limitation, "equipment" as defined in the UCC, and also all furniture, store fixtures, motor vehicles, rolling stock, machinery, office equipment, plant equipment, tools, dies, molds, and other goods, property, and assets which are used and/or were purchased for use in the operation or furtherance of a Borrower's business, and any and all accessions or additions thereto, and substitutions therefor.

            "FAIR MARKET VALUE" means, on any date specified herein (i) in the case of cash, the dollar amount thereof, (ii) in the case of a security, the Current Market Price, and (iii) in all other cases, the fair value thereof (as of a date which is within 20 days of the date as of which the determination is to be made) determined in good faith by a committee of Borrower's Board of Directors consisting of directors who are not Affiliates of Borrower, SSC or CPLP; PROVIDED, however, that at the request of CPLP, the Fair Market Value shall be determined in good faith by an independent investment banking firm selected by Borrower, SSC and CPLP or, if that selection cannot be made within ten days, by an independent investment banking firm selected by the American Arbitration Association in accordance with its rules, and PROVIDED, further, that Borrower shall pay all of the reasonable fees and expenses of any third parties incurred in connection with determining the Fair Market Value.

            "LOAN DOCUMENT" means this Agreement, any Guaranty, any Security Agreement, any Pledge Agreement, any Mortgage, any Landlord's Agreement, any Control Agreement, any UCC Filing Authorization Letter, the Intercreditor Agreement, the Warrants, the Registration Rights Agreement and any other agreement, instrument or other document executed and delivered pursuant hereto or thereto or otherwise evidencing or securing any Loan or any other Obligation.

            "MARKET PRICE" means, on any date specified herein, the amount per share of the Common Stock, equal to (i) the last reported sale price of such Common Stock, regular way, on such date or, in case no such sale takes place on such date, the average of the closing bid and asked prices thereof regular way on such date, in either case as officially reported on the principal national securities exchange on which such Common Stock is then listed or admitted for trading, (ii) if such Common Stock is not then listed or admitted for trading on any national securities exchange but is designated as a national market system security by the NASD, the last reported trading price of the Common Stock on such date, (iii) if there shall have been no trading on such date or if the Common Stock is not so designated, the average of the closing bid and asked prices of the Common Stock on such date as shown by the NASD automated quotation system, (iv) if trading in such Common Stock is quoted in the over-the-counter market, the average of the closing bid and asked prices of the Common Stock on such date as shown on the OTC Bulletin Board, or (v) if such Common Stock is not then listed or admitted for trading on any national exchange or quoted in the over-the-counter market, the fair value thereof (as of a date which is within 20 days of the date as of which the determination is to be made) determined in good faith by a committee of Borrower's Board of Directors consisting of directors who are not Affiliates of Borrower or SSC; PROVIDED, however, that at the request of CPLP, the Market Price shall be determined in good faith by an independent investment banking firm selected by Borrower, SSC and CPLP or, if that selection cannot be made within 10 days, by an independent investment banking firm selected by the American Arbitration Association in accordance with its rules, and PROVIDED, further, that Borrower shall pay all of the reasonable fees and expenses of any third parties incurred in connection with determining the Market Price.

            "PAYMENT OFFICE" means the Agent's office located at 450 Park Avenue, 28th Floor, New York, New York, 10022, or at such other office or offices of the Agent as may be designated in writing from time to time by the Agent to the Borrower.

            "REGISTRATION RIGHTS AGREEMENT" means the Amended and Restated Registration Rights Agreement, in form and substance satisfactory to the Agent, by and between the Borrower, the Lenders and the Term Loan C Lenders (as defined in the Term Loan Agreement) with respect to the matters covered thereby.

            "REQUIRED LENDERS" means CPLP and any of its affiliates to whom it assigns all or any portion of its rights and obligations under this Agreement or any of the Loan Documents.

                    (c) The definition of "EBITDA" in Section 1.01 of the Loan Agreement is hereby amended by deleting the existing clause (E) and substituting the following therefor:

               (E) expenses incurred in connection with the Term Loan Agreement, this Agreement, the Revolving Credit Facility, the refinancing of the Borrower's existing credit facilities and any subsequent refinancing of the Borrower.

                    (d) The definition of "Permitted Acquisition" in Section
1.01 of the Loan Agreement is hereby amended by restating clauses (g) and (h) thereof in their entirety, and by adding a new section (i) thereto, in each case, to read as follows:

               (g) if the Person which is the subject of such Acquisition will be maintained as a Subsidiary of a key Loan Party, such Subsidiary shall have executed such documents as may be necessary to be joined as a "Guarantor" hereunder, and the Agent shall have received subject to the terms of the Intercreditor Agreement a first priority security and mortgage interest (subject to Permitted Liens) in such Subsidiary's capital stock, inventory, accounts, equipment, real estate, leaseholds, and other property of the same nature as constitutes Collateral under this Agreement in order to secure the Obligations; (h) the total consideration paid for all Acquisitions (whether in cash, tangible property, notes or other property (other than capital stock of the Borrower)) after the Effective Date, shall not exceed in the aggregate the sum of $15,000,000; and (i) Excess Availability immediately prior to such Acquisition, immediately after giving effect thereto, and projected Excess Availability on a pro forma projected basis for the twelve (12) months immediately following such Acquisition, shall not be less than $70,000,000.

                    (e) The definition of "Permitted Indebtedness" in Section
1.01 of the Loan Agreement is hereby amended by restating clauses (ii) and (v) thereof to read in their entirety as follows:

               (ii) any Indebtedness incurred under the Revolving Credit Facility and the Term Loan Agreement;

               (v) Indebtedness of the Loan Parties and any Subsidiary under (a) the NCB Hedging Agreement, and (b) Hedging Agreements with any Revolving Credit Lender or an Affiliate of a Revolving Credit Lender; PROVIDED that (1) such agreement is non-speculative in nature, and (2) the Loan Parties have received the written consent of the Agent (which consent shall not be unreasonably withheld) prior to entering into such agreement;

                    (f) The definition of "Permitted Liens" in Section 1.01 of the Loan Agreement is hereby amended by deleting the words "property or assets of such Loan Party" in clause (ii)(y) thereof, and substituting the word "Collateral" therefor, and (ii) by adding a new clause (xiv) and (xv) at the end thereof to read in their entirety as follows:

               (xiv) Liens securing Indebtedness assumed in connection with, or continuing to exist after, but not incurred in connection with, or contemplation of, a Permitted Acquisition, which Liens were in effect prior to the consummation of the Permitted Acquisition; PROVIDED, that such Liens may not extend to any Collateral of the Loan Parties, or the Inventory, Accounts Receivable or General Intangibles of the Person so acquired; and (xv) a Lien granted by any Loan Party in connection with the Revolving Credit Facility or the Term Loan Documents.

         3. PREPAYMENTS. Section 2.04 of the Loan Agreement is hereby amended by inserting the following after the words "After March 31, 2007" in the second sentence thereof:

               , and subject in all respects to the limitations contained in the Revolving Credit Facility, the Term Loan Agreement and the Intercreditor Agreement as in effect on the Effective Date,

         4. FEES. (a) Section 3.01 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

               Section 3.01 AUDIT AND COLLATERAL MONITORING FEES. The Key Loan Parties acknowledge that representatives of the Agent may visit any or all of the Loan Parties and/or conduct audits, inspections and valuations of any or all of the Loan Parties in accordance with the terms and conditions set forth in Sections 7.02 and
               7.09. The Borrower agrees to pay the costs and expenses of such visits, audits, inspections and valuations, whether conducted by the Agent itself or by third-party representatives of the Agent.

               (b) Section 3.04(b) of the Loan Agreement is hereby amended by adding the words "and all proceeds of the Collateral," immediately prior to the words "subject to the provisions of this Agreement".

         5. REPRESENTATIONS AND WARRANTIES. (a) Section 5.01(e)(ii) of the Loan Agreement is hereby amended by deleting the last sentence thereof and substituting the following therefore:

               Except as indicated on such Schedule and the Liens created pursuant to the Term Loan Documents, the Revolving Credit Facility Documents and the Loan Documents, all such Capital Stock is owned by the Borrower or one or more of its wholly-owned Subsidiaries, free and clear of all Liens.

               (b) Section 5.01(ee) of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

               (ee) LOCATION OF COLLATERAL. Except as permitted by Section 6.02(r), there is no location at which any Loan Party has any Collateral or the books, records and papers of the Loan Parties pertaining thereto other than (i) those locations listed on
               Schedule 5.01(ee) and (ii) at such other locations as to which the Borrower has provided ten (10) days prior written notice to the Agent of the intended location of the Collateral, books, records and papers thereat. Schedule 5.01(ee) hereto contains a true, correct and complete list, as of the Effective Date, of the legal names and addresses of each warehouse at which Collateral of each Loan Party is stored and/or the name and address of the landlord on the Lease which covers such location and of all service bureaus with which such records are maintained. None of the receipts received by any Loan Party from any warehouse states that the goods covered thereby are to be delivered to bearer or to the order of a named Person or to a named Person and such named Person's assigns. No tangible personal property of any Loan Party is in the care or custody of any third party or stored or entrusted with a bailee or other third party, except (x) as otherwise disclosed pursuant to, or permitted by this Section, or
               (y) for Inventory in an amount not to exceed $1,000,000 at Cost (as defined in the Revolving Credit Facility) in the aggregate at any time in the ordinary course of business.

               (c) Section 5.01(ff) of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

               (ff) SECURITY INTERESTS. Each Security Agreement creates in favor of the Agent, for the benefit of the Lenders, a legal, valid and enforceable security interest in the Collateral secured thereby. Upon the filing of the UCC-1 financing statements described in
               Section 4.01(d) and the recording of the Collateral Assignments for Security referred to in each Security Agreement in the United States Patent and Trademark Office and the United States Copyright Office, as applicable, such security interests in and

               Liens on the Collateral granted thereby shall be perfected security interests to the extent such security interests may be perfected by such filings, and no further recordings or filings are or will be required in connection with the creation, perfection or enforcement of such security interests and Liens, other than (i) the filing of continuation statements in accordance with Applicable Law, (ii) the recording of the Collateral Assignments for Security pursuant to each Security Agreement in the United States Patent and Trademark Office and the United States Copyright Office, as applicable, with respect to after-acquired U.S. patent and trademark applications and registrations and U.S. copyrights, (iii) the recordation of appropriate evidence of the security interest in the appropriate foreign registry with respect to all foreign intellectual property, and (iv) control agreements for deposit accounts, liens on titles and similar items. Subject to Permitted Liens, such security interests in, and Liens on the Collateral shall be first-priority security interests; provided, however, that any security interest in and Lien on Collateral that is Revolving Lender Primary Collateral (as defined in the Intercreditor Agreement) shall be a perfected, second-priority Lien on and security interest (subject only to Permitted Liens and the prior Lien on and security interest in favor of the Revolving Credit Facility Agent for the benefit of the Revolving Credit Facility Lenders).

               (d) Section 5.01(gg) of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

               (gg) LIENS IN FAVOR OF AGENT. Other than the Excluded Property (as defined in the Security Agreement), no Loan Party is the owner of, nor has any interest in, any property or asset which is not subject to a Lien in favor of the Agent (subject only to Permitted Liens) to secure the Obligations.

         6.    COVENANTS.

                        (a) Section 6.01(a) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

               (a) ADDITIONAL GUARANTIES AND COLLATERAL SECURITY. Cause (i) each Subsidiary of any Loan Party not in existence on the Effective Date, or any Unrestricted Subsidiary that at any time fails to meet the requirements for an Unrestricted Subsidiary, to execute and deliver to the Agent promptly and in any event within three
               (3) Business Days after the formation, acquisition or change in status thereof (A) a Guaranty guaranteeing the Obligations, (B) a Security Agreement, (C) if such Subsidiary has any Subsidiaries, a Pledge Agreement together with (x) certificates evidencing all of the

               Capital Stock of any Person owned by such Subsidiary, (y) undated stock powers executed in blank with signature guaranteed, and (z) such opinion of counsel and such approving certificate of such Subsidiary as the Agent may reasonably request in respect of complying with any legend on any such certificate or any other matter relating to such shares, (D) one or more Mortgages creating on any real property having a book value in excess of $1,000,000, or leased property having an annual minimum fixed rent in excess of $750,000 (if the lease term (including extensions) is less than five years) or $250,000 (if the lease term (including extensions) is equal to or greater than five years) of such Subsidiary a perfected, Lien on such real property subject only to Permitted Liens, a Title Insurance Policy covering such owned real property, a current ALTA survey thereof and a surveyor's certificate, each in form and substance satisfactory to the Agent, together with such other agreements, instruments and documents as the Agent may reasonably require whether comparable to the documents required under Section 6.01(i) or otherwise (it being understood that the Loan Parties shall use their reasonable best efforts (which shall not include the payment of additional sums (other than incidental expenses)) to obtain such Mortgage and other documents) , and (E) such other agreements, instruments, approvals, legal opinions or other documents reasonably requested by the Agent in order to create, perfect, establish the first priority of or otherwise protect any Lien purported to be covered by any such Security Agreement, Pledge Agreement or Mortgage or otherwise to effect the intent that such Subsidiary shall become bound by all of the terms, covenants and agreements contained in the Loan Documents and that all property and assets of such Subsidiary shall become Collateral for the Obligations; and (ii) each owner of the Capital Stock of any such Subsidiary to execute and deliver promptly and in any event within three (3) Business Days after the formation or acquisition of such Subsidiary a Pledge Agreement, together with (A) certificates evidencing all of the Capital Stock of such Subsidiary, (B) undated stock powers or other appropriate instruments of assignment executed in blank with signature guaranteed, (C) such opinion of counsel and such approving certificate of such Subsidiary as the Agent may reasonably request in respect of complying with any legend on any such certificate or any other matter relating to such shares and
               (D) such other agreements, instruments, approvals, legal opinions or other documents requested by the Agent; PROVIDED, HOWEVER, that nothing contained herein shall be deemed a modification of any other provisions of this Agreement restricting the formation or Acquisition of Subsidiaries by the Loan Parties, or the requirements applicable to Unrestricted Subsidiaries.

                        (b) Section 6.01(d) of the Loan Agreement is hereby amended by deleting the words "its properties and assets" in clause (i) thereof, and substituting the words "the Collateral" therefor.

                        (c) Section 6.01(e) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

               (e) MAINTENANCE OF INSURANCE. Maintain, and cause each of its Subsidiaries to maintain, insurance (including, without limitation, comprehensive general liability, hazard, rent and business interruption insurance) with responsible and reputable insurance companies or associations (which shall include the companies presently providing such insurance, or such other companies as may be selected by the Borrower with the consent of the Agent, whose consent shall not be unreasonably withheld) with respect to its properties (including all real properties leased or owned by it) and business, in such amounts, in such form, for such periods and covering such risks as is required by any Governmental Authority having jurisdiction with respect thereto or as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated and in any event in amount, adequacy and scope reasonably satisfactory to the Agent. All policies covering the Collateral are to be made payable to the Agent for the benefit of the Lenders, as its interests may appear, in case of loss, under a standard non-contributory "lender" or "secured party" clause and shall provide that the insurance, to the extent of the Agent's interest therein, shall not be impaired or invalidated, in whole or in part, by reason of any act or neglect of any Loan Party or by the failure of any Loan Party to comply with any warranty or condition of the policy and are to contain such other provisions as the Agent may reasonably require to fully protect the Lenders' interest in the Collateral and to obtain any payments to be made under such policies. Such policy shall not include an endorsement in favor of any other Person (other than the Revolving Credit Agent, the Term Loan Agent, the holder of any Permitted Liens and those Persons intended as beneficiaries of any builder's risk insurance). All certificates of insurance are to be delivered to the Agent and the policies are to be premium prepaid or with customary payment terms (which shall be complied with in a timely fashion by such Loan Parties), with the loss payable and additional insured endorsement in favor of the Agent and such other Persons as the Agent may designate from time to time, and shall provide for not less than thirty (30) days' prior written notice to the Agent of the exercise of any right of cancellation. The Key Loan Parties shall furnish the Agent with certificates or other evidence satisfactory to the Agent regarding compliance by the Loan Parties with the foregoing requirements. If any Loan Party or any of its Subsidiaries fails to maintain such insurance, the Agent may arrange for such insurance, but at the Key Loan Parties' expense and without any responsibility on the Agent's part for obtaining the insurance, the solvency of the insurance companies, the adequacy of the coverage, or the collection of claims; PROVIDED, HOWEVER, that the Agent's obtaining such insurance shall not constitute a waiver of any Event of Default occasioned by the Loan Parties' failure to have maintained such insurance. Upon the occurrence and during the continuance of an Event of Default and subject to the terms of the Intercreditor Agreement, the Agent shall have the sole right, in the name of the Lenders, any Loan Party and its Subsidiaries, to file claims under any insurance policies, to receive, receipt and give acquittance for any payments that may be payable thereunder, and to execute any and all endorsements, receipts, releases, assignments, reassignments or other documents that may be necessary to effect the collection, compromise or settlement of any claims under any such insurance policies. The Borrower shall provide the Agent with prompt written notice of any change in the insurance policies owned by the Loan Parties, or under which any Loan Party is the named insured, from those in effect as of the Effective Date.

                        (d) Section 6.01(h) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

               (h) FURTHER ASSURANCES. Take such action and execute, acknowledge and deliver, and cause each of its Subsidiaries to take such action and execute, acknowledge and deliver, at its sole cost and expense, such agreements, instruments or other documents as the Agent may reasonably require from time to time in order (i) to carry out more effectively the purposes of this Agreement and the other Loan Documents, (ii) to subject to valid and perfected first priority Liens (subject to Permitted Liens) any of the Collateral of any Loan Party and its Subsidiaries, (iii) to establish and maintain the validity and effectiveness of any of the Loan Documents and the validity, perfection and priority of the Liens intended to be created thereby, and (iv) to better assure, convey, grant, assign, transfer and confirm unto the Agent and each Lender the rights now or hereafter intended to be granted to it under this Agreement or any other Loan Document. In furtherance of the foregoing, to the maximum extent permitted by Applicable Law, each Loan Party (x) authorizes the Agent to execute any such agreements, instruments or other documents deemed reasonably necessary by the Agent in connection with this Agreement in such Loan Party's name and to file such agreements, instruments or other documents in any appropriate filing office,
               (y) authorizes the Agent to file any financing statement required hereunder or under any other Loan

               Document, and any continuation statement or amendment with respect thereto, in any appropriate filing office without the signature of such Loan Party, and (z) ratifies the filing of any financing statement, and any continuation statement or amendment with respect thereto, filed without the signature of such Loan Party prior to the date hereof.

                        (e) Section 6.01(i) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

               (i) AFTER ACQUIRED REAL PROPERTY. Upon the acquisition by it or any of its Subsidiaries after the date hereof of any interest (whether fee or leasehold) in any real property (wherever located) (each such interest being an "AFTER ACQUIRED PROPERTY")
               (x) with a Current Value (as defined below) in excess of $1,000,000 in the case of a fee interest, or (y) requiring, in the case of a leasehold interest, the payment of annual minimum fixed rent exceeding in the aggregate $750,000 (if the Lease term (including extensions) is less than five years) or $250,000 (if the Lease term (including extensions) is equal to or greater than five years), immediately so notify the Agent, setting forth with specificity a description of the interest acquired, the location of the real property, any structures or improvements thereon and either an appraisal or such Loan Party's good-faith estimate of the current value of such real property (for purposes of this Section, THE "CURRENT VALUE"). The Agent shall notify such Loan Party whether it intends to require a Mortgage and the other documents referred to below or in the case of leasehold, a leasehold Mortgage or Landlord's Agreement (pursuant to Section 6.01(i) hereof). Upon receipt of such notice requesting a Mortgage, the Person which has acquired such After Acquired Property shall promptly furnish to the Agent the following, each in form and substance satisfactory to the Agent: (i) a Mortgage with respect to such real property and related assets located at the After Acquired Property, each duly executed by such Person and in recordable form; (ii) evidence of the recording of the Mortgage referred to in clause (i) above in such office or offices as may be necessary or, in the reasonable good faith opinion of the Agent, desirable to create and perfect a valid and enforceable first priority lien on the property purported to be covered thereby or to otherwise protect the rights of the Agent and the Lenders thereunder; (iii) in the case of a fee interest, a title insurance policy, a survey of such real property, certified to the Agent and to the issuer of the Title Insurance Policy by a licensed professional surveyor reasonably satisfactory to the Agent and a Phase I Environmental Site Assessment with respect to such real property, certified to the Agent by a company reasonably satisfactory to the Agent; (iv) in the case of a leasehold interest, a certified copy of the lease between the landlord and such Person with respect to such real property in which such Person has a leasehold interest, and the certificate of occupancy with respect thereto; (v) in the case of a leasehold interest, an attornment and nondisturbance agreement between the landlord (and any fee mortgagee) with respect to such real property and the Agent; and (vi) such other documents or instruments (including, without limitation, guarantees and opinions of counsel) as the Agent may reasonably require, PROVIDED, HOWEVER, that nothing contained herein shall be deemed a modification of any other provisions of this Agreement restricting Acquisitions or investments by the Loan Parties. The Key Loan Parties shall pay all reasonable fees and expenses, including reasonable attorneys' fees and expenses, and all title insurance charges and premiums, in connection with each Loan Party's obligations under this Section 6.01(i).

                        (f) Section 6.01 of the Loan Agreement is hereby amended by inserting the following provisions at the end thereof to read in their entirety as follows:

               (q) LEASEHOLD MORTGAGES. Each of the Loan Parties shall use their reasonable best efforts to obtain leasehold Mortgages on substantially all Leases of the Loan Parties it being understood that reasonable best efforts shall require a bona fide request be made in writing to the appropriate parties with a copy to the Agent (or in lieu thereof, a short memorandum describing a telephone request made in respect thereof, which memorandum shall include the date of the conversation and the name of the person with whom the Loan Party spoke) with appropriate follow-up as reasonably required by the Agent, which in each case shall be included in the Leasehold Mortgage Status Report; PROVIDED, that no Loan Parties shall be required to pay any money (other than incidental expenses), agree to amended Lease terms (unless such amendments are immaterial in the reasonable judgment of the Key Loan Parties), or commence any legal action.

               (r) BOARD OF DIRECTORS RIGHTS.

               (i) BOARD OBSERVERS. From the Effective Date until the date that the provisions of Section 6.01(r)(ii) below are applicable, the Borrower shall allow two representatives designated by CPLP to attend all meetings, including telephonic meetings, of the Borrower's Board of Directors in a non-voting capacity. The Borrower will give such representatives written notice of each meeting of its Board of Directors in advance and at the same time and in the same manner as notice is given to the directors. Such representatives shall also be provided with all written materials and other information (including minutes of meetings) given to directors in connection with such meetings at the same time such materials and information are given to the directors. If the Borrower proposes to take any action by written consent in lieu of a meeting of its Board of Directors, the Borrower shall give written notice thereof to such representatives promptly following the effective date of such consent describing in reasonable detail the nature and substance of such action. In the event the Borrower establishes separate committees of the Board of Directors, the right to representatives granted hereunder shall extend to meetings of such committees.

              (ii) BOARD REPRESENTATIVES. From and after the date on which CPLP holds 50% of the Conversion Shares issuable upon the conversion of its Pro Rata share of the Loan as of the Effective Date, CPLP shall be entitled to designate two directors to serve on the Board of Directors of the Borrower. The Borrower shall promptly take all action necessary to cause such individuals to be appointed to the Board, including either increasing the size of the Board or securing the resignations of incumbent directors or both. At each annual or other meeting of shareholders at which the election of directors is considered, if CPLP is entitled to designate directors under this Section 6.01(r)(ii), the Board of Directors of the Borrower shall continue to nominate at least two designees of CPLP for election to the Board. At any such shareholder meeting, if CPLP is entitled to designate directors under this Section 6.01(r)(ii), SSC hereby agrees that it shall vote all shares of Common Stock and other voting securities of the Borrower over which such SSC has voting control, and shall take all other reasonably necessary actions within its control (whether in its capacity as a shareholder, director, member of a Board committee or officer of the Borrower or otherwise, and including attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), and the Borrower shall take all reasonably necessary actions within its control (including calling special board and shareholder meetings), so that persons designated by CPLP will be elected to the Borrower's Board of Directors. Any vacancy on the Board of Directors created by reason of the death, removal or resignation of a director who is a designee of CPLP shall be filled by an individual designated by the CPLP.

              (iii) TERMINATION. The rights of CPLP pursuant to Section
                    6.01(r)(i) shall terminate and be of no further force and effect from and after the date that CPLP converts at least 50% of its Pro Rata Share of the Loan as of the Effective Date. The rights of CPLP pursuant to Section 6.01(r)(ii) shall terminate and be of no further force and effect from and after the date that CPLP holds, or is entitled to hold upon conversion of its Pro Rata Share of the Loan, in the aggregate shares of Common Stock representing less than 50% of the Conversion Shares issued or issuable upon Conversion of its Pro Rata Share of the Loan as of the Effective Date.

                        (g) Section 6.02(c) of the Loan Agreement is hereby amended and restated in its entirety as follows:

               (c) FUNDAMENTAL CHANGES; DISPOSITIONS. (i) Wind-up, liquidate or dissolve, or permit any of its Subsidiaries to wind-up, liquidate or dissolve; (ii) merge, consolidate or amalgamate with any Person, or permit any of its Subsidiaries to merge, consolidate or amalgamate with any Person; (iii) purchase or otherwise acquire, whether in one transaction or a series of related transactions, all or substantially all of the assets of any Person (or any division thereof), or permit any of its Subsidiaries to do any of the foregoing; (iv) suffer or cause, or permit any of its Subsidiaries to suffer or cause the waste or destruction of any material part of the Collateral; (v) use or permit any of its Subsidiaries to use, any of the Collateral in violation of any policy of insurance thereon; (vi) sell, lease, sublease, convey, transfer or otherwise dispose of, or permit any of its Subsidiaries to sell, lease, sublease, convey, transfer or otherwise dispose of any of the Collateral; and (vii) other than leased departments and similar arrangements with third parties, commit to open or close any location at which any Loan Party maintains, offers for sale, or stores any of the Collateral, in any fiscal year such that the actual number of stores of all Key Loan Parties in the aggregate (x) exceeds by ten (10) the number of stores reflected on the Business Plan for such fiscal year, or
               (y) is more than ten (10) fewer than the number of stores reflected on the Business Plan for such fiscal year (without giving effect to any new stores which the Business Plan projected to be opened or closed, but which have not in fact been opened or closed); PROVIDED, HOWEVER, that each of the following shall be permitted:

                        (A) if no Default or Event of Default shall have occurred and be continuing or would result therefrom, with the prior written consent of the Agent (which consent shall not be unreasonably withheld) any wholly-owned Subsidiary may merge, consolidate or amalgamate with or into a Borrower or with or into another wholly-owned Subsidiary of a Borrower, so long as in any merger, consolidation or amalgamation involving a Borrower, the Borrower is the surviving, continuing or resulting corporation;

                        (B) if no Default or Event of Default shall have occurred and be continuing or would result therefrom, any Loan Party may liquidate or dissolve any Unrestricted Subsidiary;

                        (C) if no Default or Event of Default shall have occurred and be continuing or would result therefrom, any Loan Party may engage in any Acquisition which is a Permitted Acquisition, provided that all of the conditions contained in the definition of the term Permitted Acquisition are satisfied; and

                        (D) any Loan Party may engage in (1) the sale of Inventory in compliance with this Agreement; (2) the disposal of Equipment which is obsolete, worn out, or damaged beyond repair, or no longer useful in the Loan Parties' businesses; (3) Permitted Dispositions; (4) the turning over to the Agent of certain Collateral as provided herein, or to the Revolving Credit Agent of all Receipts (as defined in the Revolving Credit Facility) as provided in the Revolving Credit Facility; and (5) the use of the Collateral to pay obligations arising in the ordinary course.

                        (h) Section 6.02(e) of the Loan Agreement is hereby amended and restated in its entirety as follows:

               (e) LOANS; ADVANCES; INVESTMENTS, ETC. (i) Make or commit or agree to make any loan, advance guarantee of obligations, other extension of credit or capital contributions to, or hold or invest in or commit or agree to hold or invest in, or purchase or otherwise acquire any shares of the Capital Stock, bonds, notes, debentures or other securities of, or make or commit or agree to make any other investment in, any other Person; (ii) purchase or own any futures contract or otherwise become liable for the purchase or sale of currency or other commodities at a future date in the nature of a futures contract; (iii) subordinate any debts or obligations owed to that Loan Party by any third party (but not by another Loan Party) to any other debts owed by such third party to any other Person; (iv) enter into leases of property or assets not constituting Permitted Acquisitions, unless such leases are not otherwise in violation of this Agreement; (v) organize or create any Affiliate other than in connection with a Permitted Acquisition; or (vi) acquire any assets other than in the ordinary course and conduct of that Loan Party's business as conducted at the execution of this Agreement, other than in connection with a Permitted Acquisition or as otherwise permitted in this Agreement, or permit any of its Subsidiaries to do any of the foregoing, except for:

                        (A) Permitted Investments and investments directly related to Permitted Acquisitions;

                        (B) advance payments made to that Loan Party's suppliers in the ordinary course;

                        (C) advances to that Loan Party's officers, employees, and salespersons with respect to reasonable expenses to be incurred by such officers, employees, and salespersons for the benefit of that Loan Party, which expenses are properly substantiated by the Person seeking such advance and properly reimbursable by that Loan Party;

                        (D)   loans and advances to employees for
                              business-related moving expenses, costs of replacement homes, business machines or supplies, automobiles and other similar expenses, in each case incurred in the ordinary course of business not to exceed (together with loans and advances under Section 6.02(e)(E) and investments permitted under clause (xiii) of the definition of Permitted Investment) $6,000,000 in the aggregate outstanding to all employees at any one time;

                        (E) loans and advances to that Loan Party's officers, employees, and salespersons in connection with any employment agreements or arrangements, or any stock options or option plans not to exceed $6,000,000 (together with loans and advances under Section 6.02(e)(D) and investments permitted under clause (xiii) of the definition of Permitted Investments) in the aggregate outstanding to all employees at any one time;

                        (F) intercompany loans (1) existing on the date hereof and described on Schedule 6.02(e)(vi)(F) hereof, and (2) hereafter made amongst any Loan Parties pursuant to the terms of the Revolving Credit Facility;

                        (G) loans and advances of a Person outstanding at the time such Person becomes a Subsidiary as a result of a Permitted Acquisition, PROVIDED, that any such loans or advances were not made at the time of or in contemplation of the acquisition of such Person by a Loan Party or any Subsidiaries;

                        (H) to the extent not permitted by the foregoing clauses, the existing loans and advances described on Schedule 6.02(e)(vi)(H) hereto;

                        (I) any other loans and advances to or for the benefit of any Person which (1) is not itself a Loan Party, (2) are not otherwise permitted by the foregoing clauses, and (3) are made after the Effective Date, which loans and advances have been approved in advance by the Agent.

                        (i) Section 6.02(i) of the Loan Agreement is hereby amended by adding the following proviso at the end thereof:

               PROVIDED, HOWEVER, that notwithstanding anything to the contrary contained in this Section 6.02(i), no Loan Party may engage in any SSC Transaction or CPLP Transaction except in accordance with the terms of Article XIV.

                        (j) Section 6.02(j) of the Loan Agreement is hereby amended and restated in its entirety as follows:

               (j) LIMITATIONS ON DIVIDENDS AND OTHER PAYMENT RESTRICTIONS AFFECTING SUBSIDIARIES AND RESTRICTIONS ON OBLIGATIONS. Create or otherwise cause, incur, assume, suffer or permit to exist or become effective any consensual encumbrance or restriction of any kind on the ability of (i) any Loan Party to create or grant liens in favor of the Agent or to incur Obligations or (ii) any Subsidiary of any Loan Party (A) to pay dividends or to make any other distribution on any shares of Capital Stock of such Subsidiary owned by any Loan Party or any of its Subsidiaries,
               (B) to pay or prepay or to subordinate any Indebtedness owed to any Loan Party or any of its Subsidiaries, (C) to make loans or advances to any Loan Party or any of its Subsidiaries or (D) to transfer any of its property or assets to any Loan Party or any of its Subsidiaries, or permit any of its Subsidiaries to do any of the foregoing; PROVIDED, HOWEVER, that nothing in any of clauses (A) through (D) of this
               Section 6.02(j) shall prohibit or restrict compliance with:

                         (1) this Agreement and the other Loan Documents, the
                    Revolving Credit Facility Documents or the Term Loan Documents;

                         (2) any agreements in effect on the date of this
                    Agreement and described on Schedule 6.02(j);

                         (3) any Applicable Law, rule or regulation (including,
                    without limitation, applicable currency control laws and applicable state corporate statutes restricting the payment of dividends in certain circumstances);

                         (4) in the case of clause (D) any agreement setting
                    forth customary restrictions on the subletting, assignment or transfer of any property or asset that is a lease, license, conveyance or contract of similar property or assets; or

                         (5) in the case of clause (D), any agreement,
                    instrument or other document evidencing a Permitted Lien from restricting on customary terms the transfer of any property or assets subject thereto.

                    (k) Section 6.02(k) of the Loan Agreement is hereby amended and restated in its entirety as follows:

               (k) LIMITATION ON ISSUANCE OF CAPITAL STOCK. Issue or sell or enter into any agreement or arrangement for the issuance and sale of, or permit any of its Subsidiaries to issue or sell or enter into any agreement or arrangement for the issuance and sale of, any shares of its Capital Stock, any securities convertible into or exchangeable for its Capital Stock or any warrants, PROVIDED, that Borrower may issue (i) the Warrant Stock, (ii) the shares issuable upon conversion of the Loan pursuant to the terms of this Agreement, (iii) up to 5,000,000 shares of Common Stock (and following the fifth anniversary of the Effective Date, up to an additional 5,000,000 shares of Common Stock) that are issued to Persons other than Affiliates of the Borrower, including (A) shares of Common Stock or options exercisable therefor, issued or to be issued under the Borrower's 2000 Stock Option Plan as in effect on the Effective Date or under any other employee stock option or purchase plan or plans, or pursuant to compensatory or incentive agreements, for officers, employees or consultants of the Borrower or any of its Subsidiaries, in each case adopted or assumed after such date by the Borrower's Board of Directors; provided in each case that the exercise or purchase price for any such share shall not be less than 95% of the fair market value (determined in good faith by the Borrower's Board of Directors) of the Common Stock on the date of the grant, and such additional number of shares as may become issuable pursuant to the terms of any such plans by reason of adjustments required pursuant to antidilution provisions applicable to such securities in order to reflect any subdivision or combination of Common Stock, by reclassification or otherwise, or any dividend on Common Stock payable in Common Stock, (B) shares of restricted stock issued by the Borrower to executive officers of the Borrower, and (C) shares of Common Stock issued by the Borrower as charitable gifts.

                        (l) Section 6.02(l) of the Loan Agreement is hereby amended and restated in its entirety as follows:

               (l) MODIFICATIONS OF INDEBTEDNESS, ORGANIZATIONAL DOCUMENTS AND CERTAIN OTHER AGREEMENTS, ETC. (i) Amend, modify or otherwise change (or permit the amendment, modification or other change) in any manner of any of the provisions of any of its or its Subsidiaries' Indebtedness or of any instrument or agreement (including, without limitation, any purchase agreement, indenture, loan agreement or security agreement) relating to any such Indebtedness if such amendment, modification or change (A) would shorten the final maturity or average life to maturity of, or require any payment to be made earlier than the date originally scheduled on, such Indebtedness, or would increase the interest rate applicable to such Indebtedness unless (x) Excess Availability, both immediately prior to, immediately after giving effect to and on a pro forma projected basis for the 12 months immediately following such amendment, modification or change, is at least $100 million, or (y) the total amount of such Indebtedness so amended, modified or changed since the Effective Date (together with the amounts permitted under clause (ii) hereof), does not exceed $500,000 in any Fiscal Year of the Borrower; (B) would change the subordination provision, if any, of such Indebtedness, or (C) would otherwise be adverse to the Lenders in any respect; (ii) except for the Obligations and except as otherwise explicitly permitted herein, make any voluntary or optional payment, prepayment, redemption, defeasance, sinking fund payment or other acquisition for value of any of its or its Subsidiaries' Indebtedness (including, without limitation, by way of depositing money or securities with the trustee therefor before the date required for the purpose of paying any portion of such Indebtedness when due), or refund, refinance, replace or exchange any other Indebtedness for any such Indebtedness (except to the extent such Indebtedness is otherwise expressly permitted by the definition of "Permitted Indebtedness"), or make any payment, prepayment, redemption, defeasance, sinking fund payment or repurchase of any outstanding Indebtedness as a result of any asset sale, change of control, issuance and sale of debt or equity securities or similar event, or give any notice with respect to any of the foregoing unless (x) Excess Availability, both immediately prior to, immediately after giving effect to and on a pro forma projected basis for the 12 months immediately following such event is at least $100 million, or (y) the total amount of such Indebtedness so paid since the Effective Date (together with the amounts permitted under clause (i)(A) hereof), does not exceed $500,000 in any Fiscal Year of the Borrower;
               (iii) except as permitted by Section 6.02(c), amend, modify or otherwise change its name, jurisdiction of organization, organizational identification number or FEIN; (iv) amend, modify or otherwise change its certificate of incorporation or bylaws (or other similar organizational documents), including, without limitation, by the filing or modification of any certificate of designation, or any agreement or arrangement entered into by it, with respect to any of its Capital Stock (including any shareholders' agreement), or enter into any new agreement with respect to any of its Capital Stock, except any such amendments, modifications or changes or any such new agreements or arrangements pursuant to this clause (iv) that either individually or in the aggregate, could not have a Material Adverse Effect; (v) amend, modify, waive or otherwise change (or permit the amendment, modification, waiver or other change in any manner) of any provisions in the Revolving Credit Facility Documents relating to (A) Availability, Excess Availability, Excess Availability Reserve, Gross Availability or the Borrowing Base (as each is defined in the Revolving Credit Facility) which amendment has or could have the effect of increasing Availability, Excess Availability, Gross Availability or the Borrowing Base or decreasing the Availability Reserve, (B) the Credit Card Advance Rate, the Inventory Advance Rate, the Appraised Inventory Percentage or the Appraised Inventory Liquidation Value (as each is defined in the Revolving Credit Facility), in each case, to an amount in excess of the rates set forth in the Revolving Credit Facility as in effect on the date hereof, (C) the definition of Cash Control Event and the related provisions contained in Article VII of the Revolving Credit Agreement, (D) the provisions of the Revolving Credit Agreement relating to the Term Loan Debt, and (E) any covenants or Events of Default contained in the Revolving Credit Agreement, if such amendments imposes any additional or more restrictive representations, covenants (financial or otherwise) or events of default than is contained in the Revolving Credit Agreements in effect on the date hereof, and, if, notwithstanding the foregoing, such amendment is made, the Borrower shall promptly notify, and furnish a copy thereof to the Agent; (vi) agree to any material amendment or other material change to or waiver of any of its rights under any Material Contract without the consent of the Agent (which consent shall not be unreasonably withheld); or
               (vii) alter, modify or amend any Lease in a manner which is reasonably likely to have a Material Adverse Effect.

                        (m) Section 6.02(n) of the Loan Agreement is hereby amended and restated in its entirety as follows:

               (n) PROPERTIES. Other than in the ordinary course of business, permit any property to become a fixture with respect to real property or to become an accession with respect to other personal property with respect to which real or personal property the Agent does not have a valid and perfected first priority Lien.

                        (n) Section 6.02(q) of the Loan Agreement is hereby amended and restated in its entirety as follows:

               (q) EXCESS AVAILABILITY RESERVE. Permit the Excess Availability Reserve at any time to be less than the sum of $35,000,000.

                        (o) Section 6.02(r) of the Loan Agreement is hereby amended and restated in its entirety as follows:

               (r) LOCATION OF COLLATERAL. (i) Remove any Collateral from locations described in Schedule 5.01(ee) except for the following purposes:

                        (A) to accomplish sales of Inventory in the ordinary course of business;

                        (B) to move Inventory or other Collateral from one such location to another such location; or

                        (C) to utilize such of the Collateral as is removed from such locations in the ordinary course of business.

               (ii) place any tangible personal property of any Loan Party in the care or custody of any third party, or store or entrust any such personal property with a bailee or other third party, except (A) as otherwise disclosed to the Agent pursuant to Section 5.01(ee), or permitted by this Section 6.02(r), or (B) for Inventory in an amount not to exceed $1,000,000 at Cost (as defined in the Revolving Credit

                    Facility) in the aggregate at any time in the ordinary course of business;

         7. REPORTING REQUIREMENTS. (a) Section 7.01(c) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

               (c) At all times, keep accurate current records of the Collateral including, without limitation, accurate current stock, cost, and sales records of its Inventory for each Division, accurately and sufficiently itemizing and describing the kinds, types, and quantities of Inventory and the cost and selling prices thereof.

               (b) Section 7.02(b) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

               (b) Each Loan Party hereby authorizes the Agent to (i) inspect, copy, duplicate, review, cause to be reduced to hard copy, run off, draw off, and otherwise use any and all computer or electronically stored information or data which relates to any Loan Party. Each Loan Party shall request full cooperation with the Agent from any service bureau, contractor, accountant, or other Person; and (ii) verify at any time the Collateral or any portion thereof, including verification with Account Debtors, and/or with each Loan Party's computer billing companies, collection agencies, and accountants.

               (c) Section 7.03(a)(xi) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

               (xi) any material adverse change relating to the type, quantity or quality of the Collateral or the Lien granted thereon;

               (d) Sections 7.04, 7.05 and 7.09 of the Loan Agreement are hereby amended and restated to read in their entirety as follows:

               Section 7.04 WEEKLY REPORTS. Weekly, on Friday of each week (as of the then immediately preceding Saturday) the Borrower shall provide the Agent with Borrowing Base Certificates (in the form of Exhibit G annexed hereto, as such form may be revised from time to time by the Revolving Credit Agent) prepared separately for each Division and combined for all Key Loan Parties, and sales audit reports and flash collateral reports (each in such form as may be specified from time to time by the Collateral Agents) prepared separately for each Division and combined for all Key Loan Parties. Such reports may be sent to the Agent by facsimile transmission, provided that the original thereof is forwarded to the Agent on the date of such transmission.

               Section 7.05 MONTHLY REPORTS. Monthly, the Borrower shall provide the Agent with those financial statements and reports described on Schedule 7.05, annexed hereto, at the times set forth in such Schedule and a Leasehold Mortgage Status Report.

               Section 7.09 INVENTORY, APPRAISALS AND AUDITS.

               (a) The Agent, at the reasonable expense of the Loan Parties, may participate in and/or observe each scheduled physical count of Inventory which is undertaken on behalf of any Loan Party.

               (b) The Loan Parties, at their own expense, shall cause not less than one (1) physical inventory of each of Division to be undertaken in each twelve (12) month period during which this Agreement is in effect; (i) the Borrower, within forty-five (45) days following the completion of such inventory, shall provide the Agent with a reconciliation of the results of each such inventory (as well as of any other physical inventory undertaken by any Loan Party) and shall post such results to the Loan Parties' stock ledger and, as applicable to the Loan Parties' other financial books and records; and (ii) the Agent, in its reasonable, good faith discretion, if any Event of Default has occurred and is continuing, may cause such additional inventories to be taken as the Agent determines (each, at the expense of the Loan Parties).

               (c) The Agent may require the Collateral Agents (as defined in the Revolving Credit Facility) to obtain appraisals of the Collateral (copies of which, subject to the approval of the appraiser, shall be provided to the Borrower promptly upon receipt thereof), at any time (i) after the occurrence and during the continuance of an Event of Default, (ii) that Excess Availability (as defined in the Revolving Credit Facility) is equal to or less than $60,000,000, or (iii) after an Inadvertent Overadvance (as defined in the Intercreditor Agreement) has occurred (in all events, at the Loan Parties' expenses) conducted by Hilco Appraisal Services, LLC or such appraisers as are satisfactory to the Agent and the Revolving Credit Agent, in addition to those appraisals permitted to be obtained by the Collateral Agents (as defined in the Revolving Credit Facility) pursuant to Section 5.9 of the Revolving Credit Facility. Following the termination of the Revolving Credit Facility, the Agent shall be entitled to conduct appraisals independently on the same terms granted to the Collateral Agents under the terms of the Revolving Credit Facility in effect on the Effective Date.

               (d) If made available to any Loan Party, the Agent shall receive copies of the results of any commercial finance field examination of the Loan Parties' books and records conducted during any period in which this Agreement is in effect.

               (e) The Agent from time to time may undertake "mystery shopping" (so-called) visits to all or any of the Loan Parties' business premises.

         8. USE OF COLLATERAL. Article VIII is hereby amended and restated to read in its entirety as follows:

                                  ARTICLE VIII

                                USE OF COLLATERAL

         Section 8.01 USE OF INVENTORY CONTROL.

                 (a) No Loan Party shall engage in any of the following with respect to its Inventory (i) any sale, other than for fair consideration in the conduct of the Loan Parties' business in the ordinary course; (ii) sales or other dispositions to creditors, except returns in the ordinary course of business; (iii) sales or other dispositions in bulk, except in the ordinary course of business consistent with past practices; (iv) sales in breach of any provision of this Agreement; and (v) sales in connection with Permitted Dispositions.

                 (b) No sale of Inventory shall be on consignment (other than between Loan Parties), approval, or under any other circumstances such that, with the exception of the Loan Parties' customary return policy applicable to the return of inventory purchased by the Loan Parties' retail customers in the ordinary course, such Inventory may be returned to a Loan Party without the consent of the Agent.

         Section 8.02 INVENTORY QUALITY. All Inventory now owned or hereafter acquired by each Loan Party is and will be of good and merchantable quality, consistent with past practices.

         Section 8.03 ADJUSTMENTS AND ALLOWANCES. Each Loan Party may grant such allowances or other adjustments to that Loan Party's Account Debtors as that Loan Party may reasonably deem to accord with sound business practice and which are normal and customary extensions and adjustments in the ordinary course of business, provided, however, the authority granted the Loan Parties pursuant to this Section 8.03 may be limited or terminated by the Agent at any time in the Agent's reasonable, good faith discretion after the occurrence and during the continuance of an Event of Default.

         Section 8.04 VALIDITY OF ACCOUNTS.

                 (a) Except for adjustments and disputes in the ordinary course of business, the amount of each of the Accounts Receivable shown on the books, records, and invoices of the Loan Parties represented as owing by each Account Debtor is the correct amount actually owing by such Account Debtor and shall have been fully earned by performance by the Loan Parties.

                 (b) No Loan Party has any knowledge of any impairment of the validity or collectibility of any of the Accounts Receivable, other than returns, reserves, unauthorized use of credit cards, bad checks, adjustments and disputes which occur in the ordinary course of business. The Borrower shall notify the Agent of any such impairment immediately after any Loan Party becomes aware of any such impairment.

                 (c) No Loan Party shall post any bond to secure any Loan Party's performance under any agreement to which any Loan Party is a party nor cause any surety, guarantor, or other third party obligee to become liable to perform any obligation of any Loan Party (other than to the Agent) in the event of any Loan Party's failure so to perform, if, as a result of the surety, guarantor or third party obligee's performance, such Person would obtain a Lien on any Collateral having priority to the Lien of the Agent.

         Section 8.05 NOTIFICATION TO ACCOUNT DEBTORS. The Agent shall have the right (after the occurrence of a Cash Control Event (as defined in the Revolving Credit Facility)) to notify any of the Loan Parties' Account Debtors to make payment directly to the Agent and to collect all amounts due on account of the Collateral, in each case, subject to the terms of the Intercreditor Agreement.

         Section 8.06 APPOINTMENT AS ATTORNEY-IN-FACT. Each Key Loan Party hereby irrevocably constitutes and appoints the Agent (acting through any officer of the Agent) as that Key Loan Party's true and lawful attorney, with full power of substitution, following the occurrence and during the continuance of an Event of Default and subject to the terms of the Intercreditor Agreement, to convert the Collateral into cash at the sole risk, cost, and expense of that Key Loan Party, but for the sole benefit of the Agent and the Lenders. The rights and powers granted the Agent by this appointment include but are not limited to the right and power to:

                 (a) Prosecute, defend, compromise, or release any action relating to the Collateral;

                 (b) Sign change of address forms to change the address to which each Key Loan Parties' mail is to be sent to such address as the Agent shall designate (after which copies of all such mail shall be promptly furnished to the Borrower); receive and open each Key Loan Parties' mail; remove any Collateral and proceeds of Collateral therefrom and turn over the balance of such mail either to the Key Loan Party or to any trustee in bankruptcy or receiver of the Borrower, or other legal representative of a Borrower whom the Agent determines to be the appropriate Person to whom to so turn over such mail;

                 (c) Endorse the name of the relevant Key Loan Party in favor of the Agent upon any and all checks, drafts, notes, acceptances, or other items or instruments; sign and endorse the name of the relevant Key Loan Party on, and receive as secured party, any of the Collateral, any invoices, schedules of Collateral, freight or express receipts, or bills of lading, storage receipts, warehouse receipts, or other documents of title respectively relating to the Collateral;

                 (d) Sign the name of the relevant Key Loan Party on any notice to that Key Loan Parties' Account Debtors or verification of the Collateral; sign the relevant Key Loan Parties' name on any proof of claim in bankruptcy against Account Debtors, and on notices of lien, claims of mechanic's liens, or assignments or releases of mechanic's liens securing the Accounts Receivable;

                 (e) Take all such action as may be necessary to obtain the payment of any letter of credit and/or banker's acceptance of which any Key Loan Party is a beneficiary;

                 (f) Repair, manufacture, assemble, complete, package, deliver, alter or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any customer of each Key Loan Party; and

                 (g) Use, license or transfer any or all General Intangibles of each Key Loan Party.

         Section 8.07 NO OBLIGATION TO ACT. The Agent shall not be obligated to do any of the acts or to exercise any of the powers authorized by Section 8.06 herein, but if the Agent elects to do any such act or to exercise any of such powers, it shall not be accountable for more than it actually receives as a result of such exercise of power, and shall not be responsible to any Borrower for any act or omission to act except for any act or omission to act as to which there is a final determination made in a judicial proceeding (in which proceeding the Agent has had an opportunity to be heard) which determination includes a specific finding that the subject act or omission to act had been grossly negligent or in actual bad faith, or willful misconduct.

         9. EVENTS OF DEFAULT.

                 (a) Section 9.01(c) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

            (c) the failure by any Loan Party to promptly, punctually, faithfully and timely perform, discharge, or comply with any covenant or Obligation included in any of the following provisions hereof:

                SECTION                       RELATES TO
                -------                       ----------
                6.02(b)                       Indebtedness
                6.01(b)                       Pay Taxes
                6.02(g)                       Dividends. Investments. Other
                                                 Corporate Actions
                6.02(e)                       Loans and Advances
                6.02(i)                       Affiliate Transactions
                6.02(q)                       Excess Availability Reserve
                Article VII                   Reporting Requirements (except as
                                                 set forth in Section 9.01(d))
                5(k) of the Security          Cash Management
                   Agreement

                 (b) Section 9.01(d) of the Loan Agreement is hereby amended and restated in is entirety as follows:

            (d) the failure by the Key Loan Parties to promptly, punctually, faithfully and timely perform, discharge, or comply with the financial reporting requirements included in Section 7.04, subject, however, to the following limited number of grace periods applicable to certain of those requirements:


                                                                                                   NUMBER OF
       REPORT/STATEMENT             REQUIRED BY SECTION             GRACE PERIOD                 GRACE PERIODS
       ----------------             -------------------             ------------                 -------------
        Weekly Report                      7.04                    2 Business Days              Twice any 12 consecutive
                                                                                                months

                 (c) Section 9.01(g) of the Loan Agreement is hereby amended and restated in is entirety as follows:

            (g) the occurrence and continuance of any Event of Default or other event, which with the giving of notice, the passage of time or both, would be an Event of Default under (i) the Revolving Credit Facility, (ii) the Term Loan Documents, or (iii) any other Indebtedness of any Loan Party equal to or in excess of One Million Dollars ($1,000,000.00) to any creditor other than the Agent or any Lender, (whether or not such Indebtedness has been accelerated), or, Leases aggregating more than five percent (5%) of all Leases of the Loan Parties existing from time to time could be terminated due to a default by a Loan Party thereunder (whether or not the subject creditor or lessor takes any action on account of such occurrence);

                 (d) Section 9.01(i) of the Loan Agreement is hereby amended by deleting the words "property or assets of the Loan Parties" and substituting the word "Collateral" therefor.

                 (e) Section 9.01(n) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

            (n) (i) any challenge by or on behalf of any Loan Party to the validity of any Loan Document or the applicability or enforceability of any Loan Document strictly in accordance with the subject Loan Document's terms or which seeks to void, avoid, limit, or otherwise adversely affect any security interest created by or in any Loan Document or any payment made pursuant thereto;

            (ii) any determination by any court or any other judicial or Government Authority that any Loan Document is not enforceable strictly in accordance with the subject Loan Document's terms or which voids, avoids, limits, or otherwise adversely affects any security interest created by any Loan Document or any payment made pursuant thereto; or

                 (f) Section 9.01(q) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

            (q) the Loan Parties refinance the Loan (as defined in the Term Loan Agreement) and 80% or more of the proceeds of such refinancing is derived from the incurrence of Indebtedness.

         10. AGENT.

            (a) Section 10.01 of the Loan Agreement is hereby amended by deleting the words "properties and assets of the Loan Parties" in clause (iii) thereof and substituting the word "Collateral" therefor, deleting the words "and take any enforcement action in clause (C) thereof, and substituting the words "take action to realize upon the Collateral" therefor and amending and restating clause (v) thereof to read in its entirety as follows:

            (v) to make Agent Advances, for the Agent or on behalf of the applicable Lenders as provided in this Agreement or any other Loan Document;

            (b) Section 10.02 of the Loan Agreement is hereby amended by deleting the words "properties and asset of the Loan Parties" in the final sentence thereof and substituting the word "Collateral" therefor.

            (c) Section 10.03 of the Loan Agreement is hereby amended by deleting the word "and" immediately prior to clause (v) thereof and inserting the following at the end thereof:

            ; and (vi) shall not be deemed to have made any representation or warranty regarding the existence, value or collectibility of the Collateral, the existence, priority or perfection of the Agent's Lien thereon, or any certificate prepared by any Loan Party in connection therewith, nor shall the Agent or the Required Lenders be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral.

            (d) Section 10.08 and 10.09 of the Loan Agreement is hereby amended and restated in their entirety to read as follows:

         Section 10.08 COLLATERAL MATTERS.

                 (a) The Agent may from time to time make such disbursements and advances ("AGENT ADVANCES") which the Agent, in its sole discretion, deems reasonably necessary or desirable to preserve, protect, prepare for sale or lease or dispose of the Collateral or any portion thereof, to enhance the likelihood or maximize the amount of repayment by the Borrower of the Loan and other Obligations or to pay any other amount chargeable to the Key Loan Parties pursuant to the terms of this Agreement, including, without limitation, costs, fees and expenses as described in Section 12.04. The Agent Advances shall be repayable on demand and be secured by the Collateral. The Agent Advances shall constitute Obligations hereunder. The Agent shall notify each Lender and the Borrower in writing of each such Agent Advance, which notice shall include a description of the purpose of such Agent Advance. Without limitation to its obligations pursuant to Section 10.05, each Lender agrees that it shall make available to the Agent, upon the Agent's demand, in Dollars in immediately available funds, the amount equal to such Lender's Pro Rata Share of each such Agent Advance. If such funds are not made available to the Agent by such Lender, the Agent shall be entitled to recover such funds on demand from such Lender, together with interest thereon for each day from the date such payment was due until the date such amount is paid to the Agent, at the Federal Funds Rate for three Business Days and thereafter at the Reference Rate.

                 (b) The Lenders hereby irrevocably authorize the Agent, at its option and in its discretion, to release any Lien granted to or held by the Agent upon any Collateral upon payment and satisfaction of the Loan and all other Obligations which have matured and which the Agent has been notified in writing are then due and payable; or constituting property being sold or disposed of in the ordinary course of any Loan Party's business and in compliance with the terms of this Agreement and the other Loan Documents; or constituting property in which the Loan Parties owned no interest at the time the Lien was granted or at any time thereafter; or if approved, authorized or ratified in writing by the Lenders. Upon request by the Agent at any time, the Lenders will confirm in writing the Agent's authority to release particular types or items of Collateral pursuant to this Section 10.08(b).

                 (c) Without in any manner limiting the Agent's authority to act without any specific or further authorization or consent by the Lenders (as set forth in Section 10.08(b)), each Lender agrees to confirm in writing, upon request by the Agent, the authority to release Collateral conferred upon the Agent under Section 10.08(b). Upon receipt by the Agent of confirmation from the Lenders of its authority to release any particular item or types of

Collateral, and upon prior written request by any Loan Party, the Agent shall (and is hereby irrevocably authorized by the Lenders to) execute such documents as may be necessary to evidence the release of the Liens granted to the Agent for the benefit of the Lenders upon such Collateral; PROVIDED, HOWEVER, that (i) the Agent shall not be required to execute any such document on terms which, in the Agent's opinion, would expose the Agent to liability or create any obligations or entail any consequence other than the release of such Liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Obligations or any Lien upon (or obligations of any Loan Party in respect of) all interests in the Collateral retained by any Loan Party.

                 (d) The Agent shall have no obligation whatsoever to any Lender to assure that the Collateral exists or is owned by the Loan Parties or is cared for, protected or insured or has been encumbered or that the Lien granted to the Agent pursuant to this Agreement or any other Loan Document has been properly or sufficiently or lawfully created, perfected, protected or enforced or is entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to the Agent in this Section 10.08 or in any other Loan Document, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Agent may act in any manner it may deem appropriate, in its sole discretion, given the Agent's own interest in the Collateral as one of the Lenders and that the Agent shall have no duty or liability whatsoever to any other Lender, except as otherwise provided herein.

         Section 10.09 AGENCY FOR PERFECTION. Each Lender hereby appoints the Agent and each other Lender as agent and bailee for the purpose of perfecting the security interests in and liens upon the Collateral in assets which, in accordance with Article 9 of the Uniform Commercial Code, can be perfected only by possession or control (or where the security interest of a secured party with possession or control has priority over the security interest of another secured party) and each Agent and each Lender hereby acknowledges that it holds possession of or otherwise controls any such Collateral for the benefit of the Agent and the Lenders as secured party. Should any Lender obtain possession or control of any such Collateral, such Lender shall notify the Agent thereof, and, promptly upon the Agent's request therefor shall deliver such Collateral to the Agent or in accordance with the Agent's instructions. Each Loan Party by its execution and delivery of this Agreement hereby consents to the foregoing.

         11.   GUARANTY.

               (a) Section 11.02(c) of the Loan Agreement is hereby amended and restated in its entirety as follows:

               (c) Any taking, exchange, release or non-perfection of any Collateral, or any taking, release or amendment or waiver of or consent to departure from any other Guaranty, for all or any of the Guaranteed Obligations;

               (b) Section 11.03 of the Loan Agreement is hereby amended by adding the words "or any Collateral" at the end of the first sentence thereof.

               (c) Section 11.05 of the Loan Agreement is hereby amended (i) by adding the words "or any Collateral" immediately prior to the word "whether" in the first sentence thereof, and (ii) by adding the words "or to be held as Collateral for any Guaranteed Obligations or other amounts payable under this
Article XI thereafter arising" at the end of the penultimate sentence thereof.

         12.   MISCELLANEOUS.

               (a) Section 12.01 of the Loan Agreement shall be amended and restated to read in its entirety as follows:

         Section 12.01 NOTICES, ETC. All notices and other communications provided for hereunder shall be in writing and shall be mailed (by certified mail, postage, prepaid and return receipt requested), telecopied or delivered, if to any Loan Party, at the following address:

                Value City Department Stores, Inc.
                3241 Westerville Road
                Columbus, OH 43224
                Attention:  James A. McGrady
                Telephone:  (614) 478-2300
                Telecopier:  (614) 473-2721

                with a copy to:

                Schottenstein Stores Corporation
                1800 Moler Road
                Columbus, OH  43207
                Attention:  Irwin A. Bain, Esq.
                Telephone:  614-449-4332
                Telecopier:  614-443-0927

                and

                Porter Wright Morris & Arthur LLP
                41 South High Street
                Columbus, OH  43215
                Attention:  Robert J. Tannous, Esq. and Timothy E. Grady, Esq.
                Telephone:  614-227-1953
                Telecopier:  614-227-2100

                if to the Agent, to it at the following address:

                Cerberus Partners, L.P.
                450 Park Avenue, 28th Floor
                New York, New York  10022
                Attention:  Lenard Tessler
                Telephone:  (212) 909-1464
                Telecopier:  (212) 755-3009
                with a copy to:

                Schulte Roth & Zabel LLP
                919 Third Avenue
                New York, New York  10022
                Attention:  Nancy Finkelstein, Esq.
                Telephone:  212-756-2419
                Telecopier:  212-593-5955

                or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties complying as to delivery with the terms of this Section 12.01. All such notices and other communications shall be effective, (i) if sent by certified mail, return receipt requested, the date when actually received, (ii) if sent by recognized overnight express delivery, the Business Day following the day when sent, (iii) if delivered by hand on a Business Day after 9:00 AM and no later than three (3) hours prior to the close of customary business hours of the recipient, when delivered (otherwise, at the opening of the then next Business Day), and (iv) by telecopier and sent on a Business Day after 9:00 AM and no later than three (3) hours prior to the close of customary business hours of the recipient, one (1) hour after being sent (otherwise, at the opening of the then next Business Day).

                (b) Section 12.02 of the Loan Agreement is hereby amended and restating in its entirety to read as follows:

                AMENDMENTS, ETC. Subject to Section 6.02(l), no amendment or waiver of any provision of this Agreement, and no consent to any departure by any Loan Party therefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent, the Borrower and the Guarantors, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given, PROVIDED, HOWEVER, that no amendment, waiver or consent shall (i) reduce the principal of, or interest on, the Loan, reduce the amount of any fee payable for the account of any Lender, or postpone or extend any date fixed for any payment of principal of, or interest or fees on the Loan payable to any Lender, in each case without the written consent of any Lender affected thereby, (ii) amend the definition of "Pro Rata Share", (iii) release all or a substantial portion of the Collateral (except as otherwise provided in this Agreement and the other Loan Documents), subordinate any Lien granted in favor of the Agent for the benefit of the Lenders, or release the Borrower or any Guarantor or (iv) amend, modify or waive Section 3.04, Article XII or this
                Section 12.02 of this Agreement in each case, without the written consent of each Lender. Notwithstanding the foregoing, no amendment, waiver or consent shall, unless in writing and signed by the Agent, affect the rights or duties of the Agent (but not in its capacity as a Lender) under this Agreement or the other Loan Documents.

                (c) Section 12.04 of the Loan Agreement is hereby amended by adding the words "appraisals of Collateral," after the words "monitoring of assets" in the first sentence thereof, and by amending and restating clauses
(f), (g), and (h) in their entirety and substituting the following therefor:

                (f) the filing of any petition, complaint, answer, motion or other pleading by the Agent or any Lender, or the taking of any action in respect of the Collateral or other security, in connection with this Agreement or any other Loan Document; (g) the protection, collection, lease, sale, taking possession of or liquidation of, any Collateral or other security in connection with this Agreement or any other Loan Document; (h) any attempt to enforce any Lien or security interest in any Collateral or other security in connection with this Agreement or any other Loan Document;

         13. CONVERSION PROVISIONS. (a) Section 13.01 of the Loan Agreement is hereby amended by adding the following subsection (c) at the end thereof:

                (c) Except as provided in Section 14.03, at any time that CPLP converts all or any portion of its Pro Rata Share of the Loan into Conversion Shares, CPLP may require that simultaneous with such Conversion, SSC convert up to an equivalent amount of the Loan owed to it into Conversion Shares (the "DRAG ALONG CONVERSION RIGHT"). In order to exercise its Drag Along Conversion Right, CPLP must provide SSC with five (5) Business Days prior written notice of its conversion (the "DRAG ALONG CONVERSION NOTICE") which shall set forth (i) the amount of the Loan that it intends to convert, (ii) the Conversion Date for such conversion and (iii) the amount of the Loan that SSC must convert. Within two (2) Business Days of receipt of a Drag Along Conversion Notice, SSC shall provide the Borrower with a Conversion Notice (as defined below) that it will convert at least the same amount of the Loan as is set forth in such Drag Along Conversion Notice on the Conversion Date set forth in such Drag Along Conversion Notice; PROVIDED, HOWEVER, that if SSC has already converted a portion of the Loan initially held by it other than in response to a Drag Along Conversion Notice, it shall only be required to convert that portion of its Loan up to the amount set forth in the Drag Along Conversion Notice as is necessary so that following the conversion set forth in the Conversion Notice delivered in response to such Drag Along Conversion Notice, it shall have converted the same amount of its initial Loan as is set forth in the Drag Along Conversion Notice. In the event that CPLP converts all or any portion of the Loan after it receives a Buyout Exercise Notice (as defined below) relating to an SSC Transaction (defined below) which is not a

                Referred SSC Transaction (as defined below) and before thirty-one (31) days following the receipt of such Buyout Exercise Notice, CPLP shall not be entitled to exercise its Drag Along Conversion Right with respect to such conversion.

         (b) Section 13.03(a)(iv) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

                (iv) (A) shares of Common Stock issued upon exercise of the Warrants and (B) such additional number of shares as may become issuable upon the exercise of any such securities by reason of adjustments required pursuant to anti-dilution provisions applicable to such securities as in effect on the date hereof.

         (c) Sections 13.03(e)(i)(B) and (C) of the Loan Agreement are hereby amended and restated in their entirety as follows:

                (B) insofar as it consists of property other than cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by a committee of the Borrower's Board of Directors consisting of directors who are not Affiliates of the Borrower, SSC or CPLP; PROVIDED, HOWEVER, that at the request of any Lender, the fair value shall be determined in good faith by an independent investment banking firm selected by the Borrower, SSC and CPLP or, if that selection cannot be made within ten days, by an independent investment banking firm selected by the American Arbitration Association in accordance with its rules, and PROVIDED, FURTHER, that the Borrower shall pay all of the reasonable fees and expenses of any third parties incurred in connection with determining the fair value; and

                (C) in the event Additional Shares of Common Stock are issued together with other shares of securities or other assets of the Borrower for a single undivided consideration, be the proportion of such consideration so received allocable to such Additional Shares of Common Stock, computed as provided in clauses (A) and
                (B) above, as determined in good faith by the a committee of the Borrower's Board of Directors consisting of directors who are not Affiliates of the Borrower, SSC or CPLP, or at the request of any Lender, of the proportion of such consideration so received allocable to such Additional Shares of Common Stock value shall be determined in good faith by an independent investment banking firm selected by the Borrower, SSC and CPLP or, if that selection cannot be made within ten days, by an independent investment banking firm selected by the American Arbitration Association in accordance with its rules, and PROVIDED, FURTHER, that the Borrower shall pay all of the reasonable fees and expenses of any third parties incurred in connection with determining the proportion of such consideration so received allocable to such Additional Shares of Common Stock.

            (d) The Loan Agreement is hereby amended by adding a new Section
13.13 to read in its entirety as follows:

            Section 13.13. TERMINATION. All provisions of the Loan Agreement except Section 6.01(r) shall terminate upon the conversion of the entirety of the Loan into Conversion Shares. Section 6.01(r) shall terminate in accordance with the terms set forth in Section 6.01(r)(iii).

         14. The Loan Agreement is hereby amended to add a new Article XIV to read in its entirety as follows:

                                   ARTICLE XIV

                          TRANSACTIONS WITH AFFILIATES

            Section 14.01 TRANSACTION APPROVAL. Unless the Buyout Option (as defined below) has been exercised, neither Borrower nor any of their respective Subsidiaries shall enter into an SSC Transaction (as defined below) without the prior written consent of CPLP. In the event that the Borrower, SSC or any of its Subsidiaries propose to enter into an SSC Transaction, Borrower shall promptly notify CPLP in writing of the proposed SSC Transaction (the "NOTIFICATION DATE") which notice shall (i) describe the proposed SSC Transaction in reasonable detail and (ii) be accompanied by such information as Borrower reasonably believes that a third party investor would reasonably require in order to determine the fairness of the proposed SSC Transaction. The Borrower shall promptly provide such additional information (and make personnel available to discuss the same) as CPLP may reasonably request regarding the SSC Transaction during the three (3) Business Days following the Notification Date. Within five
(5) Business Days of the Notification Date, CPLP shall deliver to the Borrower and SSC a written notice (an "OBJECTION NOTICE") stating that it objects to such SSC Transaction (the "OBJECTION DATE"). If CPLP does not deliver an Objection Notice with respect to an SSC Transaction on or prior to the Objection Date, it shall be deemed (subject to the provisions of Section 14.02(b)) to have consented to such SSC Transaction.

            An "SSC TRANSACTION" means any transaction, agreement, arrangement, lease, guaranty, loan or advance of money (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service) or a series of related transactions or the material amendment or modification of any existing or previously approved transaction, between (i) the Borrower or any of its Subsidiaries and (ii) SSC or any Affiliate of SSC (other than Borrower and its Subsidiaries) unless: (x) the transaction, or series of related transactions, has a value of at less than $500,000, (y) such transactions and other prior transactions of the Borrower and its Subsidiaries in any fiscal year of the Borrower have a value of less than $5,000,000 in the aggregate, or (iii) the transaction is an Approved Existing Transaction.

            An "APPROVED EXISTING TRANSACTION" means a transaction, agreement, arrangement, lease, guaranty, loan or advance of money (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service) described in the confidential side letter between the Borrower and the Agent of even date herewith on the terms in effect as of the date hereof and excluding any material modification or amendment thereto.

            Section 14.02 BUYOUT OPTION. (a) In the event that CPLP delivers an Objection Notice, SSC shall have the right exercisable by delivering a written notice, not more that five (5) Business Days after the Objection Date, to CPLP stating that it elects to exercise its Buyout Option (a "BUYOUT EXERCISE NOTICE") to purchase all but not less than all of the Buyout Securities (as defined below) for a cash purchase price equal to all principal and interest due to CPLP pursuant to the Term Loan Agreement, all principal and interest due to CPLP with respect to the Loan and CPLP's pro rata portion of any fees payable to it under the Term Loan Agreement or this Agreement (the "BUYOUT OPTION"); PROVIDED, HOWEVER, that if CPLP has exercised a portion of the Warrants that would otherwise be deemed Allocated Warrants (the shares of Common Stock issued upon exercise of the Allocated Warrants shall be referred to as the "ALLOCATED SHARES"), then the purchase price paid by SSC for the Buyout Option shall be reduced (by an amount not less than zero) (i) if CPLP then owns all or a portion of the Allocated Shares, by the product of (a) the number of Allocated Shares then owned and (b) the difference between the Current Market Price on the date of the Buyout Exercise Notice and the exercise price paid by CPLP for such Allocated Shares or (ii) if CPLP has sold all or a portion of the Allocated Shares, by the product of (x) the number of Allocated Shares so sold and (y) the difference between the consideration received by CPLP upon the sale of the Allocated Shares so sold and the exercise price paid by CPLP for such Allocated Shares; PROVIDED, FURTHER, that if CPLP has acquired the Allocated Shares via cashless exercise, the foregoing computation shall be made as if such exercise had been a cash exercise. If SSC does not deliver a Buyout Exercise Notice in accordance with the terms of this Section 14.02, then SSC shall be deemed to have waived its Buyout Option as to the transactions stated in the Buyout Exercise Notice, and the parties may not proceed with the SSC Transaction that is the subject of such Objection Notice.

                (b) If a Buyout Exercise Notice is delivered, CPLP, within five (5) Business Days of delivery of such Buyout Exercise Notice, may request by written notice to Borrower and SSC (a "REFERRAL NOTICE") that a committee comprised of all of the independent directors of the Borrower not affiliated with SSC, CPLP or the Borrower's management (the "FAIRNESS COMMITTEE") review and approve the SSC Transaction that is the subject of the Buyout Exercise Notice (a "REFERRED SSC TRANSACTION") as to its fairness to the Borrower and its unaffiliated shareholders. The Borrower shall cause a Fairness Committee to be appointed within five (5) Business Days of its receipt of a Referral Notice. In the event that the Fairness Committee reviews and approves as fair to Borrower and its unaffiliated shareholders the Referred SSC Transaction as proposed by SSC or if the Fairness Committee modifies the Referred SSC Transaction, and as modified approves the Referred SSC Transaction as fair to Borrower and its unaffiliated shareholders, CPLP shall be deemed to have consented to the SSC Transaction as so approved. In the event that CPLP requests that an SSC Transaction be reviewed by a Fairness Committee, such request shall be irrevocable, SSC shall not have any rights to exercise a Buyout Option in connection with such Referred SSC Transaction, and Section 14.03 shall not apply to such Referred SSC Transaction.

                (c) If SSC elects to exercise the Buyout Option and CPLP does not timely deliver a Referral Notice pursuant to Section 14.02(b), then the closing of the Buyout Option regarding the amounts payable under the Term Loan Agreement shall occur on the 30th day following the delivery of the Buyout Exercise Notice. CPLP shall have the right to convert or elect not to convert any portion of the Loan payable to CPLP for a period of up to 30 days following the delivery of the Buyout Exercise Notice. The closing of the Buyout Option regarding the portion of the Loan payable to CPLP shall occur on the earlier to occur of (i) the 30th day following the delivery by CPLP to the Borrower and SSC of a notice that it does not elect to convert the outstanding portion of the Loan payable to it or specifying which portion of the Loan it does elect to convert (the "CPLP NON-CONVERSION NOTICE") and (ii) the 60th day following the delivery of a Buyout Exercise Notice.

         "BUYOUT SECURITIES" means (i) amounts payable to CPLP under the Term Loan Agreement, (ii) the portion of the Loan payable to CPLP and (iii) the Allocated Warrants (as defined below) but shall in no event include (a) Conversion Shares, (b) shares issued upon exercise of the Warrant previously issued to CPLP (subject to the provisions of Section 14.02(a)) and (c) the portion of the Warrant not constituting the Allocated Warrants. To the extent that CPLP has partially exercised the Warrant prior to the delivery of a Buyout Exercise Notice, the Warrant shall be deemed first exercised as to the portion of the Warrant that is not deemed Allocated Warrants. The "ALLOCATED WARRANTS" shall be (x) 75% of the Warrant until the first anniversary of the Effective Date, (y) 50% of the Warrant from the first anniversary of the Effective Date until the second anniversary of the Effective Date, (z) 25% of the Warrant from the second anniversary of the Effective Date until the third anniversary of the Effective Date, and (iv) zero from and after the third anniversary of the Effective Date.

         Section 14.03 EXERCISABILITY. The Allocated Warrants shall not be exercisable by CPLP from the date on which CPLP receives the Buyout Exercise Notice until the date which is thirty-one (31) days after the receipt by CPLP of the Buyout Exercise Notice. The Loan shall not be convertible by CPLP from the date of delivery of the Non-Conversion Notice until the date which is thirty-one
(31) days following the date of delivery of the Non-Conversion Notice.

         Section 14.04 CPLP TRANSACTION. Neither the Borrower nor its Subsidiaries will enter into any transaction with CPLP or its Affiliates, other than the transactions contemplated by the Term Loan Agreement and this Agreement, without the prior written consent of the Borrower's Board of Directors and SSC unless the transaction, or series of related transactions, is valued at less than $500,000.

         15. RESIGNATION/APPOINTMENT OF AGENT. On the effectiveness of this Amendment on the First Amendment Effective Date (as defined below), SSC shall resign all of its functions and duties as agent, and CPLP will thereupon become the successor Agent and shall succeed to and become vested with all the rights, powers and privileges of the Agent. Each of the parties hereto hereby agrees to such resignation and such appointment and waives the notice requirements of
Section 10.07 of the Loan Agreement.

         16. CONDITIONS. This Amendment shall become effective on the date (the "First Amendment Effective Date") as of which each of the following conditions precedent shall have been satisfied in a manner satisfactory to each Lender:

             (a) FEES AND EXPENSES.

                 (i) All fees, expenses and taxes accrued and unpaid or otherwise due and payable by the Borrower or a Loan Party pursuant to either the Loan Agreement or this Amendment shall have been paid in full.

                 (ii) The Lenders shall have received either (A) evidence that any and all placement fees associated with the SSC Assignment have been paid in full, or (B) a certificate from an Authorized Officer of the Borrower that no such fees are applicable.

             (b) REPRESENTATIONS AND WARRANTIES; NO EVENT OF DEFAULT. Both before and after giving effect to the transactions contemplated by this Amendment, the representations and warranties contained in the Loan Agreement, as amended, are true and correct in all respects, and no Default or Event of Default has occurred and is continuing.

             (c) LEGALITY. This Amendment and the transactions contemplated thereby shall not contravene any law, rule or regulation applicable top the Agent or any Lender. The Agent shall have received on or before the First Amendment Effective Date, each of the following in form and substance satisfactory to the Agent:

             (i) this Amendment, duly executed by each of the Loan Parties;

             (ii) the Notes, payable to the order of each Lender and duly executed by the Borrower;

             (iii) a Security Agreement, duly executed by each Loan Party;

             (iv) an Assignment for Security (as defined in the Security Agreement) with respect to trademarks and trademark licenses, duly executed by each Loan Party;

             (v) an Assignment for Security (as defined in the Security Agreement) with respect to copyrights and copyright licenses, duly executed by each Loan Party;

             (vi) a Pledge Agreement, duly executed by each Loan Party (as applicable) together with the original stock certificates or other certificated securities or instruments representing all of the Capital Stock of such Loan Party's subsidiaries accompanied by undated stock powers executed in blank and other proper instruments of transfer;

             (vii) Mortgages and Landlord's Agreements with respect to all Leases set forth on Schedule 4.01(d) hereto;

             (viii) the Control Agreements and such other depository account, notices and other similar documents entered into in connection with the Revolving Credit Facility Documents with respect to the accounts controlled under such agreements subject to the priority set forth in the Intercreditor Agreement, each in form and substance satisfactory to the Agent, with respect to the Key Loan Parties' cash management system;

             (ix) payoff letters and termination and release agreements and all related documents, and UCC-3 termination statements for all UCC-1 financing statements covering any portion of the Collateral; a UCC Filing Authorization Letter, duly executed by each Loan Party, together with appropriate financing statements on Form UCC-1, duly executed by each Loan Party and duly filed in such office or offices as may be necessary or, in the opinion of the Agent, desirable to perfect the security interests purported to be created by each Security Agreement, each Pledge Agreement and each Mortgage;

             (x) evidence of the recording of the leasehold Mortgages in such office or offices as may be necessary or, in the opinion of the Agent, desirable to perfect the Lien purported to be created thereby or to otherwise protect the rights of the Agent and the Lenders thereunder;

             (xi) the Intercreditor Agreement, in form and substance satisfactory to the Agent, duly executed by each of the parties thereto;

             (xii) the Registration Rights Agreement, duly executed by each of the parties thereto;

             (xiii) an opinion of Porter, Wright, Morris & Arthur LLP, counsel to the Loan Parties, substantially in the form of Exhibit H and as to such other matters as the Agent may reasonably request as well as opinions of local counsel with respect to Key Loan Parties or Guarantors formed in Michigan and Missouri;

             (xiv) a copy of the resolutions of each Loan Party, certified as of the Effective Date by an Authorized Officer thereof, authorizing (A) the transactions contemplated by the Loan Documents to which such Loan Party is or will be a party, and (B) the execution, delivery and performance by such Loan Party of each Loan Document to which such Loan Party is or will be a party and the execution and delivery of the other documents to be delivered by such Person in connection herewith and therewith;

             (xv) evidence of the insurance coverage required by Section 6.01 and the terms of each Security Agreement and each Mortgage and such other insurance coverage with respect to the business and operations of the Loan Parties as the Agent may reasonably request, in each case, where requested by the Agent, with such endorsements as to the named insureds or loss payees thereunder as the Agent may request and providing that such policy may be terminated or canceled (by the insurer or the insured thereunder) only upon thirty (30) days' prior written notice to the Agent and each such named insured or loss payee, together with evidence of the payment of all premiums due in respect thereof for such period as the Agent may request;

             (xvi) copies of the Revolving Credit Facility Documents, the Term Loan Documents and the SSC Assignment Documents, in each case, duly executed by the parties thereto and certified as true and correct copies thereof by an Authorized Officer of the Borrower, each of which shall be in form and substance satisfactory to the Agent; and

             (xvii) evidence of completion of certain documentation as requested by the Agent in connection with Collateral consisting of intellectual property.

             (e) MATERIAL ADVERSE EFFECT. The Agent shall have determined, in its sole judgment, that no event or development shall have occurred since February 2, 2002 which could have a Material Adverse Effect.

             (f) APPROVALS. All consents, authorizations and approvals of, and filings and registrations with, and all other actions in respect of, any Governmental Authority or other Person required in connection with the making of the Loans or the conduct of the Loan Parties' business shall have been obtained and shall be in full force and effect.

             (g) PROCEEDINGS; RECEIPT OF DOCUMENTS. All proceedings in connection with the making of the Loans and the other transactions contemplated by this Agreement and the other Loan Documents, and all documents incidental hereto and thereto, shall be satisfactory to the Agent and its counsel, and the Agent and such counsel shall have received all such information and such counterpart originals or certified copies or other copies of such documents as the Agent or such counsel may reasonably request, including, without limitation, interim financial statements and monthly availability projections.

             (h) CASH MANAGEMENT. The Lenders shall be satisfied with the cash management systems and procedures of each of the Loan Parties.

             (i) EXCESS AVAILABILITY. After giving effect to all the transactions contemplated hereby (including transaction costs), the Key Loan Parties shall have Excess Availability (calculated without regard to the Excess Availability Reserve) of not less than $115,000,000.

             (j) TRANSACTION COSTS. The Lenders shall be satisfied with the costs in connection with the transactions contemplated hereby.

             (k) REVOLVING CREDIT FACILITY AND TERM LOAN AGREEMENT. All conditions precedent to the Revolving Credit Facility shall have been met to the satisfaction of the Lenders and Agents thereto.

         17. MISCELLANEOUS.

                 (a) CONTINUED EFFECTIVENESS OF THE LOAN AGREEMENT. Except as otherwise expressly provided herein, each Loan Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects.

                 (b) COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

                 (c) HEADINGS. Section headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                 (d) GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

                 (e) COSTS AND EXPENSES. The Borrower and other Loan Parties jointly and severally agree to pay on demand all reasonable fees, costs and expenses of the Lenders in connection with the preparation, execution and delivery of this Amendment and the other related agreements, instruments and documents.

                 (f) AMENDMENT AS LOAN DOCUMENT. The Borrower and other Loan Parties hereby acknowledge and agree that this Amendment constitutes a "Loan Document" under the Loan Agreement. Accordingly, it shall be an Event of Default under the Loan Agreement if (i) any representation or warranty made by the Borrower or any other Loan Party under or in connection with this Amendment shall have been untrue, false or misleading in any material respect when made, or (ii) the Borrower or any other Loan Party shall fail to perform or observe in any material respect any term, covenant or agreement contained in this Amendment

                 (g) WAIVER OF JURY TRIAL. THE BORROWER, EACH OTHER LOAN PARTY AND THE LENDERS EACH HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE ACTIONS OF EITHER LENDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                    BORROWER:

                                    VALUE CITY DEPARTMENT STORES, INC.,
                                    an Ohio corporation


                                    By:  /s/ John C. Rossler
                                       ----------------------------------------
                                       Name:  John C. Rossler
                                       Title:  President


                                    SUBSIDIARY GUARANTORS:

                                    SHONAC CORPORATION,
                                    an Ohio corporation


                                    By:  /s/ John C. Rossler
                                       ----------------------------------------
                                       Name:  John C. Rossler
                                       Title:  President


                                    DSW SHOE WAREHOUSE, INC.,
                                    a Missouri Corporation


                                    By:  /s/ John C. Rossler
                                       ----------------------------------------
                                       Name:  John C. Rossler
                                       Title:  President


                                    GRAMEX RETAIL STORES, INC.,
                                    a Delaware corporation


                                    By:  /s/ John C. Rossler
                                       ----------------------------------------
                                       Name:  John C. Rossler
                                       Title:  President

                                    FILENE'S BASEMENT, INC.,
                                    a Delaware corporation


                                    By:  /s/ John C. Rossler
                                       ----------------------------------------
                                       Name:  John C. Rossler
                                       Title:  President


                                    GB RETAILERS, INC.,
                                    a Delaware corporation


                                    By:  /s/ John C. Rossler
                                       ----------------------------------------
                                       Name:  John C. Rossler
                                       Title:  President


                                    J.S. OVERLAND DELIVERY, INC.,
                                    a Delaware corporation


                                    By:  /s/ John C. Rossler
                                       ----------------------------------------
                                       Name:  John C. Rossler
                                       Title:  President


                                    VALUE CITY DEPARTMENT STORES SERVICES, INC.
                                    a Delaware corporation


                                    By:  /s/ John C. Rossler
                                       ----------------------------------------
                                       Name:  John C. Rossler
                                       Title:  President


                                    VALUE CITY LIMITED PARTNERSHIP,
                                    an Ohio limited partnership

                                    By:  Westerville Road GP, Inc., its
                                         General Partner


                                    By:  /s/ John C. Rossler
                                       ----------------------------------------
                                       Name:  John C. Rossler
                                       Title:  President

                                    VALUE CITY OF MICHIGAN, INC.,
                                    a Michigan corporation


                                    By:  /s/ John C. Rossler
                                       ----------------------------------------
                                       Name:  John C. Rossler
                                       Title:  President


                                   VCM, LTD.,
                                   an Ohio limited liability company


                                   By:  /s/ John C. Rossler
                                       ----------------------------------------
                                       Name:  John C. Rossler
                                       Title:  President


                                    WESTERVILLE ROAD GP, INC.
                                    a Delaware corporation


                                    By:  /s/ John C. Rossler
                                       ----------------------------------------
                                       Name:  John C. Rossler
                                       Title:  President


                                    WESTERVILLE ROAD LP, INC.
                                    a Delaware corporation


                                    By:  /s/ John C. Rossler
                                       ----------------------------------------
                                       Name:  John C. Rossler
                                       Title:  President

                                    RESIGNING AGENT AND LENDER:


                                    SCHOTTENSTEIN STORES CORPORATION


                                    By:  /s/ Thomas R. Ketteler
                                       ----------------------------------------
                                       Name: Thomas R. Ketteler
                                       Title: Chief Operating Officer
                                              and Chief Financial Officer



                                    SUCCESSOR AGENT AND LENDER:

                                    CERBERUS PARTNERS, L.P.


                                    By:/s/Mark A. Neporent
                                       -----------------------------------------
                                       Name:  Mark A. Neporent
                                       Title: Vice President and Chief Operating
                                              Officer

                                                                      APPENDIX C

                       VALUE CITY DEPARTMENT STORES, INC.

                           2000 STOCK INCENTIVE PLAN

1.       BACKGROUND, PURPOSE AND DURATION

         1.1 Effective Date. The Plan is effective as of December 4, 2000, subject to ratification by an affirmative vote of the holders of a majority of the Shares which are present in person or by proxy and entitled to vote at the 2001 Annual Meeting of Shareholders. Awards may be granted prior to the receipt of such vote, but such grants shall be null and void if such vote is not in fact received.

         1.2 Purpose of the Plan. The Plan is intended to further the growth and profitability of the Company by providing increased incentive to and encourage Share ownership on the part of (a) employees of the Company and its Affiliates,
(b) consultants who provide significant services to the Company and its Affiliates, and (c) directors of the Company who are not employees of the Company. All management and key Employees, Consultants and Directors of the Company are eligible to receive Awards under the Plan.

2.       DEFINITIONS

         The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

         2.1 "1934 Act" means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the 1934 Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

         2.2 "Affiliate" means any corporation or any other entity (including, but not limited to, partnerships, limited liability corporations and joint ventures) controlling, controlled by, or under common control with the Company.

         2.3 "Affiliated SAR" means a SAR that is granted in connection with a related Option, and which automatically will be deemed to be exercised at the same time that the related Option is exercised. The deemed exercise of an Affiliated SAR shall not necessitate a reduction in the number of Shares subject to the related Option, except to the extent of the exercise of the related Option.

         2.4 "Award" means, individually or collectively, a grant under the Plan of Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Performance Units, or Performance Shares.

         2.5 "Award Agreement" means the written agreement setting forth the terms and provisions applicable to each Award granted under the Plan.

         2.6 "Board" means the Board of Directors of the Company.

         2.7 "Change of Control" will be deemed to have occurred if and when (a) an individual, partnership, corporation, trust or other entity ("Person") acquires or combines with the Company, or 50 percent or more of the Company's assets or earning power, in one or more transactions, and after such acquisition or combination, less than a majority of the outstanding voting shares of the Person surviving such transaction (or the ultimate parent of the surviving Person) are owned by the owners of the voting shares of the Company outstanding immediately prior to such acquisition or combination; or (b) during any period of two consecutive years during the term of this Plan, individuals who at the beginning of such period are members of the Board ("Original Board Members") cease for any reason to constitute at least a majority of the Board, unless the election of each Board member who was not an Original Board Member has been approved in advance by Board members representing at least two-thirds of the Board members then in office who were Original Board Members or elected by them.

         2.8 "Code" means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

         2.9 "Committee" means the committee appointed by the Board (pursuant to Section 3.1) to administer the Plan.

         2.10 "Company" means Value City Department Stores, Inc., an Ohio corporation, its Subsidiaries and any successors.

         2.11 "Consultant" means any consultant, independent contractor, or other person who provides significant services to the Company or its Affiliates, but who is neither an Employee nor a Director.

         2.12 "Covered Officers" means those Participants who the Committee designates, for each Performance Period, in order to maintain qualified performance-based compensation within the meaning of Code Section 162(m).

         2.13 "Director" means any individual who is a member of the Board.

         2.14 "Disability" means a permanent and total disability within the meaning of Code section 22(e)(3), provided that in the case of Awards other than Incentive Stock Options, the Committee in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Committee from time to time.

         2.15 "Employee" means any management or key employee of the Company or of an Affiliate, whether such employee is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

         2.16 "Exercise Price" means the price at which a Share may be purchased by a Participant pursuant to the exercise of an Option.

         2.17 "Extraordinary Events" shall mean (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (d) accruals for reorganization and restructuring programs, (e) capital gains and losses, (f) special charges in connection with mergers and acquisitions, and (g) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion and analysis of financial condition and results of operation appearing or incorporated by reference in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission for the applicable year.

         2.18 "Fair Market Value" means (a) the average of the high and low sales price per share reported on the New York Stock Exchange on the Grant Date, or if there be no reported sale on that date, the next preceding date on which the Shares were traded. In all other cases, the fair market value will be determined in accordance with procedures established in good faith by the Committee and with respect to Incentive Stock Options, shall conform to regulations issued by the Internal Revenue Service.

         2.19 "Fiscal Year" means the fiscal year of the Company.

         2.20 "Freestanding SAR" means a SAR that is granted independently of any Option.

         2.21 "Grant Date" means, with respect to an Award, the date that the Award was granted.

         2.22 "Incentive Stock Option" means an Option to purchase Shares which is designated as an Incentive Stock Option and is intended to meet the requirements of section 422 of the Code.

         2.24 "Nonqualified Stock Option" means an option to purchase Shares which is not intended to be an Incentive Stock Option.

         2.25 "Option" means an Incentive Stock Option or a Nonqualified Stock Option.

         2.26 "Participant" means an Employee, Consultant, or Nonemployee Director who has an outstanding Award.

         2.27 "Performance Goal" shall mean any one or more of the following performance criteria:

         (a) Income (loss) per common share from continuing operations as disclosed in the Company's annual report to shareholders for a particular Fiscal Year;

         (b) Income (loss) per common share disclosed in the Company's annual report to shareholders for a particular Fiscal Year;

         (c) Income (loss) per common share or income (loss) per common share from continuing operations excluding (i) extraordinary charge(s); and/or (ii) any accruals for restructuring programs, merger integration costs, or merger transaction costs; and/or (iii) other unusual or infrequent items (whether gains or losses) as defined by generally accepted accounting principles (GAAP) which are disclosed as a separate component of income or loss on the face of the income statement or as may be disclosed in the notes to the financial statements (hereinafter "EPS");

         (d) Ratio of (i) operating profit, or other objective and specific income (loss) category results to (ii) average common shares outstanding (adjustments to (i) in this paragraph may be made at the time of the goal/target establishment by the Committee in its discretion);

         (e) Any of items (a), (b), (c) or (d) on a diluted basis as described in Statement of Financial Accounting Standards No. 128 including official interpretations or amendments thereof which may be issued from time to time as long as such interpretations or amendments are utilized on the face of the income statement or in the notes to the financial statements disclosed in the Company's annual report to shareholders;

         (f) Share price;

         (g) Total shareholder return expressed on a dollar or percentage basis as is customarily disclosed in the proxy statement accompanying the notice of annual meetings of shareholders;

         (h) Income (loss) (i) from continuing operations before extraordinary charge(s), or (ii) before extraordinary charge (s), or (iii) net, as the case may be, adjusted to remove the effect of any accruals for restructuring programs or other unusual or infrequent items as defined by generally accepted accounting principles (GAAP) disclosed as a separate component of income on the face of the income statement or in the notes to the financial statements;

         (i) Net income;

         (j) Income (loss) before income taxes;

         (k) Percentage increase in comparable store sales as disclosed in the Company's annual report on Form 10-K;

         (1) Any of items (a) through (k) above with respect to any Subsidiary, Affiliate, division, business unit or business group of the Company whether or not such information is included in the Company's annual report to shareholders, proxy statement or notice of annual meeting of shareholders;

         (m) Any of items (a) though (k) above with respect to a Performance Period whether or not such information is included in the Company's annual report to shareholders, proxy statement or notice of annual meetings of shareholders;

         (n) Total Shareholder Return Ranking Position meaning the relative placement of the Company's Total Shareholder Return compared to those publicly held companies in the Company's peer group as established by the Committee prior to the beginning of a vesting period or such later date as permitted under the Code. The peer group shall be comprised of not less than six (6) companies, including the Company; or

         (o) Any other objective criteria established by the Committee and approved by the shareholders of the Company prior to payment of any Award based on the criteria.

With respect to items (a), (b), (c) and (d) above, other terminology may be used for "income (loss) per common share" (such as "Basic EPS", "earnings per common share", "diluted EPS", or "earnings per common share-assuming dilution") as contemplated by Statement of Financial Accounting Standards No. 128.

         2.28 "Performance Period" means the Fiscal Year except in the following cases: (a) the Employee's service period within a Fiscal Year in the case of a new hire or promoted Employee; or (b) a period of service determined at the discretion of the Committee prior to the expiration of more than 25% of the period. Notwithstanding any provision contained herein, Performance Periods of Awards granted to Section 16 Persons shall exceed six (6) months in length (or such shorter period as may be permissible while maintaining compliance with Rule 16b-3).

         2.29 "Performance Share" means a Performance Share granted to a Participant pursuant to Section 8.

         2.30 "Performance Unit" means a Performance Unit granted to a Participant pursuant to Section 8.

         2.31 "Period of Restriction" means the period during which shares of Restricted Stock are subject to forfeiture and/or restrictions on transferability; provided, however, that the Period of Restriction on Shares granted to a Section 16 Person may not lapse until at least six (6) months after the Grant Date.

         2.32 "Plan" means Value City Department Stores, Inc. 2000 Stock Incentive Plan, as set forth in this instrument and as hereafter amended from time to time.

         2.33 "Restricted Stock" means an Award granted to a Participant pursuant to Section 7.

         2.34 "Retirement" means, in the case of an Employee, a Termination of Service by reason of the Employee's retirement at or after his or her having satisfied the requirements for retirement under the applicable Company or Affiliate qualified retirement plan. With respect to a Consultant, no Termination of Service shall be deemed to be on account of "Retirement." With respect to a Nonemployee Director, "Retirement" means termination of service on the Board with the consent of the remaining Directors.

         2.35 "Rule 16b-3" means Rule 16b-3 promulgated under the 1934 Act, as amended, and any future regulation amending, supplementing or superseding such regulation.

         2.36 "Section 16 Person" means a person who, with respect to the Shares, is subject to section 16 of the 1934 Act.

         2.37 "Shares" means the shares of the Company's common shares, without par value.

         2.38 "Stock Appreciation Right" or "SAR" means an Award, granted alone or in connection with a related Option, that pursuant to Section 6 is designated as a SAR.

         2.39 "Subsidiary" means any entity in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the chain then owns fifty percent (50%) or more of the total combined voting power in one of the other entities in the chain.

         2.40 "Tandem SAR" means a SAR that is granted in connection with a related Option, the exercise of which shall require forfeiture of the right to purchase an equal number of Shares under the related Option (and when a Share is purchased under the Option, the SAR shall be canceled to the same extent).

         2.41 "Termination of Service" means (a) in the case of an Employee, a cessation of the employee-employer relationship between an Employee and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, Retirement, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous reemployment by the Company or an Affiliate; (b) in the case of a Consultant, a cessation of the service relationship between a Consultant and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous re-engagement of the consultant by the Company or an Affiliate; and (c) in the case of a Nonemployee Director, a cessation of the Nonemployee Director's service on the Board for any reason.

3.       ADMINISTRATION

         3.1 The Committee. The Plan shall be administered by the Committee. The Committee shall consist of not less than two (2) Directors. The members of the Committee shall be appointed from time to time by, and shall serve at the pleasure of, the Board. The Committee shall be comprised solely of Directors who both are (a) "non-employee directors" under Rule 16b-3, and (b) "outside directors" under section 162(m) of the Code.

         3.2 Authority of the Committee. It shall be the duty of the Committee to administer the Plan in accordance with the Plan's provisions. The Committee shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power to
(a) determine which Employees and Consultants shall be granted Awards, (b) prescribe the terms and conditions of the Awards (other than the Options granted to Nonemployee Directors pursuant to Section 9), (c) interpret the Plan and the Awards, (d) adopt such procedures and subplans as are necessary or appropriate to permit participation in the Plan by Employees, Consultants and Directors who are foreign nationals or employed outside of the United States, (e) adopt rules for the administration, interpretation and application of the Plan as are consistent therewith, and (f) interpret, amend or revoke any such rules.

         3.3 Delegation by the Committee. The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the Plan to one or more directors or officers of the Company; provided, however, that the Committee may not delegate its authority and powers (a) with respect to Section 16 Persons, or (b) in any way which would jeopardize the Plan's qualification under Section 162(m) of the Code or Rule 16b-3.

         3.4 Nonemployee Directors. Notwithstanding any contrary provision of this Section 3, the Board shall administer Section 9 of the Plan, and the Committee shall exercise no discretion with respect to Section 9. In the Board's administration of Section 9 and the Options and any Shares granted to Nonemployee Directors, the Board shall have all of the authority and discretion otherwise granted to the Committee with respect to the administration of the Plan.

         3.5 Decisions Binding. All determinations and decisions made by the Committee, the Board, and any delegate of the Committee pursuant to the provisions of the Plan shall be final, conclusive, and binding on all Persons, and shall be given the maximum deference permitted by law.

4.       SHARES SUBJECT TO THE PLAN

         4.1 Number of Shares. Subject to adjustment as provided in Section 4.3, the total number of Shares available for grant under the Plan shall not exceed 13,000,000. Shares granted under the Plan may be either authorized but unissued Shares or treasury Shares.

         4.2 Lapsed Awards. If an Award terminates, expires, or lapses for any reason, any Shares subject to such Award again shall be available to be the subject of an Award.

         4.3 Adjustments in Awards and Authorized Shares. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, Share combination, or other change in the corporate structure of the Company affecting the Shares, the Committee shall adjust the number and class of Shares which may be delivered under the Plan, the number, class, and price of Shares subject to outstanding Awards, and the numerical limit of Section 10.5 in such manner as the Committee (in its sole discretion) shall determine to be appropriate to prevent the dilution or diminution of such Awards. In the case of Options granted to Nonemployee Directors pursuant to Section 9, no adjustments by stock dividends or split up will be made to the number of Shares in original grants (i.e., 1,000 per quarter), but the foregoing adjustments to outstanding Options may be made by the Board in its sole discretion to prevent the dilution or diminution of such Awards. Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number.

5.       STOCK OPTIONS

         5.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Employees and Consultants at any time and from time to time as determined by the Committee in its sole discretion. The Committee, in its sole discretion, shall determine the number of Shares subject to each Option. The Committee may grant Incentive Stock Options, Nonqualified Stock Options, or a combination thereof.

         5.2 Award Agreement. Each Option shall be evidenced by an Award Agreement that shall specify the Exercise Price, the expiration date of the Option, the number of Shares to which the Option pertains, any conditions to exercise of the Option, and such other terms and conditions as the Committee, in its discretion, shall determine. The Award Agreement shall specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.

         5.3 Exercise Price. Subject to the provisions of this Section 5.3, the Exercise Price for each Option shall be determined by the Committee in its sole discretion.

         5.3.1 Nonqualified Stock Options. In the case of a Nonqualified Stock Option, the Exercise Price shall be not less than twenty five percent (25%) of the Fair Market Value of a Share on the Grant Date.

         5.3.2 Incentive Stock Options. In the case of an Incentive Stock Option, the Exercise Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date; provided, however, that if on the Grant Date, the Employee (together with persons whose stock ownership is attributed to the Employee pursuant to section 424(d) of the Code) owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the Exercise Price shall be not less than one hundred and ten percent (110%) of the Fair Market Value of a Share on the Grant Date.

         5.3.3 Substitute Options. Notwithstanding the provisions of Sections
5.3.1 and 5.3.2, in the event that the Company or an Affiliate consummates a transaction described in section 424(a) of the Code (e.g., the acquisition of property or stock from an unrelated corporation), persons who become Employees or Consultants on account of such transaction may be granted Options in substitution for options granted by their former employer. If such substitute Options are granted, the Committee, in its sole discretion and consistent with section 424(a) of the Code, shall determine the exercise price of such substitute Options.

         5.4 Expiration of Options.

         5.4.1 Expiration Dates. Each Option shall terminate no later than the first to occur of the following events:

         (a) The date for termination of the Option set forth in the written Award Agreement; or

         (b) The expiration of ten (10) years from the Grant Date (except as provided in Section 5.8.4 regarding Incentive Stock Options; or

         (c) Immediately upon the date and time of the Participant's Termination of Service for a reason other than the Participant's death, Disability or Retirement, unless the Committee in its sole discretion elects to extend the exercisability of an Option to not more than three (3) months from Termination of Service; or

         (d) The expiration of one (1) year from the date of the Participant's Termination of Service by reason of death, Disability or Retirement (except as provided in Section 5.8.2 regarding Incentive Stock Options).

         5.4.2 Committee Discretion. Subject to the limits of Sections 5.4.1, the Committee, in its sole discretion, (a) shall provide in each Award Agreement when each Option expires and becomes unexercisable, and (b) may, after an Option is granted, extend the maximum term of the Option (subject to Section 5.8.4 regarding Incentive Stock Options).

         5.5 Exercisability of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine in its sole discretion. After an Option is granted, the Committee, in its sole discretion, may accelerate the exercisability of the Option. However, in no event may any Option granted to a
Section 16 Person be exercisable until at least six (6) months following the Grant Date.

         5.6 Payment. Options shall be exercised by the Participant's delivery of a written notice of exercise to the Secretary of the Company (or the Company's designee), setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

         Upon the exercise of any Option, the Exercise Price shall be payable to the Company in full in cash or its equivalent. The Committee, in its sole discretion, also may permit exercise (a) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Exercise Price, or (b) by any other means which the Committee, in its sole discretion, determines to both provide legal consideration for the Shares, and to be consistent with the purposes of the Plan.

         As soon as practicable after receipt of a written notification of exercise and full payment for the Shares purchased, the Company shall deliver to the Participant (or the Participant's designated broker), Share certificates (which may be in book entry form) representing such Shares.

         5.7 Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable, including, but not limited to, restrictions related to applicable Federal securities laws, the requirements of any national securities exchange or system upon which Shares are then listed or traded, or any blue sky or state securities laws.

         5.8 Certain Additional Provisions for Incentive Stock Options. Notwithstanding anything to the contrary contained in this Section 5, the following provisions shall apply to any Incentive Stock Option granted pursuant to the Plan.

         5.8.1 Exercisability. The aggregate Fair Market Value (determined on the Grant Date(s)) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Employee during any calendar year (under all plans of the Company and its Subsidiaries) shall not exceed $100,000.

         5.8.2 Termination of Service. No Incentive Stock Option may be exercised more than three (3) months after the Participant's Termination of Service for any reason other than Disability or death, unless (a) the Participant dies during such three-month period, and (b) the Award Agreement or the Committee permits later exercise.

         5.8.3 Company and Subsidiaries Only. Incentive Stock Options may be granted only to persons who are Employees of the Company or a Subsidiary on the Grant Date.

         5.8.4 Expiration. No Incentive Stock Option may be exercised after the expiration of ten (10) years from the Grant Date; provided, however, that if the Option is granted to an Employee who, together with persons whose stock ownership is attributed to the Employee pursuant to section 424(d) of the Code, owns stock possessing more than 10% of the total combined voting power of all classes of the stock of the Company or any of its Subsidiaries, the Option may not be exercised after the expiration of five (5) years from the Grant Date.

         5.9 Grant of Reload Options. The Committee may provide in an Award Agreement that a Participant who exercises all or part of an Option by payment of the Exercise Price with already owned Shares, shall be granted an additional option (a "Reload Option") for a number of shares equal to the number of Shares tendered to exercise the previously granted Option plus, if the Committee so determines, any Shares withheld or delivered in satisfaction of any tax withholding requirements. As determined by the Committee, each Reload Option shall: (a) have a Grant Date which is the date as of which the previously granted Option is exercised, and (b) be exercisable on the same terms and conditions as the previously granted Option, except that the Exercise Price shall be determined as of the Grant Date.

         5.10 Acceleration on Change of Control. Unless provided otherwise in the Award Agreement, if a Change of Control occurs, all outstanding Options granted under the Plan will become immediately exercisable to the extent of 100% of the Shares subject thereto notwithstanding any contrary exercise or vesting periods specified in this Plan.

6.       STOCK APPRECIATION RIGHTS.

         6.1 Grant of SARs. Subject to the terms and conditions of the Plan, a SAR may be granted to Employees and Consultants at any time and from time to time as shall be determined by the Committee, in its sole discretion. The Committee may grant Affiliated SARs, Freestanding SARs, Tandem SARs, or any combination thereof. The Committee shall have complete discretion to determine the number of SARs granted to any Participant.

         6.1.1 Exercise Price and Other Terms. The Committee, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan. However, the exercise price of a Freestanding SAR shall be not less than twenty five percent (25%) of the Fair Market Value of a Share on the Grant Date. The exercise price of Tandem or Affiliated SARs shall equal the Exercise Price of the related Option. In no event shall a SAR granted to a Section 16 Person become exercisable until at least six (6) months after the Grant Date (or such shorter period as may be permissible while maintaining compliance with Rule 16b-3).

         6.2 Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. With respect to a Tandem SAR granted in connection with an Incentive Stock Option: (a) the Tandem SAR shall expire no later than the expiration of the underlying Incentive Stock Option; (b) the value of the payout with respect to the Tandem SAR shall be for no more than one hundred percent (100%) of the difference between the Exercise Price of the underlying Incentive Stock Option and the Fair Market Value of the Shares subject to the underlying Incentive Stock Option at the time the Tandem SAR is exercised; and (c) the Tandem SAR shall be exercisable only when the Fair Market Value of the Shares subject to the Incentive Stock Option exceeds the Exercise Price of the Incentive Stock Option.

         6.3 Exercise of Freestanding SARs. Freestanding SARs shall be exercisable on such terms and conditions as the Committee, in its sole discretion, shall determine. However, no SAR granted to a Section 16 Person shall be exercisable until at least six (6) months after the Grant Date (or such shorter period as may be permissible while maintaining compliance with Rule 16b-3).

         6.4 SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

         6.5 Expiration of SARs. A SAR granted under the Plan shall expire upon the date determined by the Committee, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 5.4 also shall apply to SARs.

         6.6 Payment of SAR Amount. Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

         (a) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

         (b) The number of Shares with respect to which the SAR is exercised.

         At the discretion of the Committee, payment for a SAR may be in cash, Shares or a combination thereof.

7.       RESTRICTED STOCK

         7.1 Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Employees and Consultants in such amounts as the Committee, in its sole discretion, shall determine. The Committee, in its sole discretion, shall determine the number of Shares to be granted to each Participant.

         7.2 Restricted Stock Agreement. Each Award of Restricted Stock shall be evidenced by an Award Agreement that shall specify the Period of Restriction, the number of Shares granted, any price to be paid for the Shares, and such other terms and conditions as the Committee, in its sole discretion, shall determine. Unless the Committee determines otherwise, Shares of Restricted Stock shall be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

         7.3 Transferability. Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction. In no event may the restrictions on Restricted Stock granted to a Section 16 Person lapse prior to six (6) months following the Grant Date.

         7.4 Other Restrictions. The Committee, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate, in accordance with this Section 7.4. For example, the Committee may set restrictions based upon the achievement of specific performance objectives (Company-wide, divisional, or individual), applicable Federal or state securities laws, or any other basis determined by the Committee in its discretion. The Committee, in its discretion, may legend the certificates representing Restricted Stock to give appropriate notice of the restrictions applicable to such Shares.

         7.5 Removal of Restrictions. Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall be released from escrow as soon as practicable after the last day of the Period of Restriction. The Committee, in its discretion, may accelerate the time at which any restrictions shall lapse, and remove any restrictions; provided, however, that the Period of Restriction on Shares granted to a Section 16 Person may not lapse until at least six (6) months after the Grant Date. After the restrictions have lapsed, the Participant shall be entitled to have any legend or legends under Section
7.4 removed from his or her Share certificate, and the Shares shall be freely transferable by the Participant.

         7.6 Voting Rights. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless otherwise provided in the Award Agreement.

         7.7 Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid. With respect to Restricted Stock granted to a Section 16 Person, any dividend or distribution that constitutes a "derivative security" or an "equity security" under Section 16 of the 1934 Act shall be subject to a Period of Restriction equal to the longer of: (a) the remaining Period of Restriction on the Shares of Restricted Stock with respect to which the dividend or distribution is paid; or (b) six (6) months.

         7.8 Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed shall revert to the Company and again shall become available for grant under the Plan.

8.       PERFORMANCE UNITS AND PERFORMANCE SHARES

         8.1 Grant of Performance Units/Shares. Performance Units and Performance Shares may be granted to Employees and Consultants at any time and from time to time, as shall be determined by the Committee, in its sole discretion. The Committee shall have complete discretion in determining the number of Performance Units and Performance Shares granted to any Participant.

         8.2 Initial Value. Each Performance Unit shall have an initial value that is established by the Committee on or before the Grant Date. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the Grant Date.

         8.3 Performance Objectives and Other Terms. The Committee shall set performance objectives in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units or Shares that will be paid out to the Participants. The Committee may set performance objectives based upon the achievement of Company-wide, divisional, or individual goals, or any other basis determined by the Committee in its discretion. The time period during which the performance objectives must be met shall be called the "Performance Period". Performance Periods of Awards granted to Section 16 Persons shall exceed six (6) months in length (or such shorter period as may be permissible while maintaining compliance with Rule 16b-3). Each Award of Performance Units/Shares shall be evidenced by an Award Agreement that shall specify the Performance Period, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

         8.4 Earning of Performance Units and Performance Shares. After the applicable Performance Period has ended, the Participant shall be entitled to receive a payout of the number of Performance Units or Shares earned during the Performance Period, depending upon the extent to which the applicable performance objectives have been achieved. After the grant of a Performance Unit or Share, the Committee, in its sole discretion, may reduce or waive any performance objectives for Award; provided that Performance Periods of Awards granted to Section 16 Persons shall not be less than six (6) months (or such shorter period as may be permissible while maintaining compliance with Rule 16b-3).

         8.5 Form and Timing of Payment. Payment of earned Performance Units or Performance Shares shall be made as soon as practicable after the expiration of the applicable Performance Period. The Committee, in its sole discretion, may pay earned Performance Units or Performance Shares in cash, Shares or a combination thereof

         8.6 Cancellation. On the date set forth in the Award Agreement, all unearned or unvested Performance Units or Performance Shares shall be forfeited to the Company, and again shall be available for grant under the Plan.

9.       NONEMPLOYEE DIRECTORS

         9.1 Granting of Options. If any class of equity securities of the Company is registered under Section 12 of the 1934 Act, on the first trading day of each fiscal quarter of the Company, each Nonemployee Director will automatically receive under the Plan a Nonqualified Stock Option to purchase 1,000 Shares. Future automatic grants will cease and be suspended at any time that there are not sufficient Shares available under the Plan.

         9.2      Terms of Options.

         9.2.1 Option Agreement. Each Option granted pursuant to this Section 9 shall be evidenced by a written stock option agreement which shall be executed by the Participant and the Company.

         9.2.2 Exercise Price. The Exercise Price for the Shares subject to each Option granted pursuant to this Section 9 shall be 100% of the Fair Market Value of such Shares on the Grant Date.

         9.2.3 Exercisability. Each Option granted pursuant to this Section 9 shall become exercisable in full one year after the date the Option is granted. If a Nonemployee Director incurs a Termination of Service for a reason other than Retirement, death or Disability, his or her Options which are not exercisable on the date of such Termination shall never become exercisable. If the Termination of Service is on account of Retirement, death or Disability, the Option shall become exercisable in full on the date of the Termination of Service.

         9.2.4 Expiration of Options. Each Option shall terminate upon the first to occur of the following events:

         (a) The expiration of ten (10) years from the Grant Date; or

         (b) The expiration of three (3) months from the date of the Participant's Termination of Service for a reason other than death, Disability or Retirement; or

         (c) The expiration of one (1) year from the date of the Participant's Termination of Service by reason of Disability or Retirement.

         9.2.5 Death of Director. Notwithstanding Section 9.2.4, if a Director dies prior to the expiration of his or her options in accordance with Section 9.2.4, his or her options shall terminate one (1) year after the date of his or her death.

         9.2.6 Special Rule for Retirement. Notwithstanding the provisions of
Section 9.2.4, if the exercisability of an Option is accelerated under Section
9.2.3 on account of the Participant's Retirement, such Option shall terminate upon the first to occur of: (a) The expiration of ten (10) years from the date the Option was granted; or (b) the expiration of one year from the date of the Participant's death.

         9.2.7 Not Incentive Stock Options. Options granted pursuant to this
Section 9 shall not be designated as Incentive Stock Options.

         9.2.8 Other Terms. All provisions of the Plan not inconsistent with this Section 9, including, but not limited to, Section 5.10, shall apply to Options granted to Nonemployee Directors; provided, however, that Section 5.2 (relating to the Committee's discretion to set the terms and conditions of Options) shall be inapplicable with respect to Nonemployee Directors.

         9.3 Elections by Nonemployee Directors. Pursuant to such procedures as the Board (in its discretion) may adopt from time to time, each Nonemployee Director may elect to forego receipt of all or a portion of committee fees and meeting fees otherwise due to the Nonemployee Director in exchange for Shares. The number of Shares received by any Nonemployee Director shall equal the amount of foregone compensation divided by the Fair Market Value of a Share on the date that the compensation otherwise would have been paid to the Nonemployee Director, rounded up to the nearest whole number of Shares. The procedures adopted by the Board for elections under this Section 9.3 shall be designed to ensure that any such election by a Nonemployee Director will not disqualify him or her as a "non-employee director" under Rule 16b-3.

10. SECTION 162(m) DEDUCTION QUALIFICATION. Except as otherwise provided in
Section 10.5, the provisions of this Section 10 shall apply only to Awards of Covered Officers.

         10.1 Awards for Covered Officers. Any other provision of the Plan notwithstanding, all Awards to Covered Officers shall be made in a manner that allows for the full deductibility of the Award by the Company or its Subsidiaries under Section 162(m) of the Code. All Awards for Covered Officers shall comply with the provisions of this Section 10.

         10.2 Designation of Covered Officers. For each Performance Period, the Committee will designate which Participants are Covered Officers prior to the completion of 25% of the Performance Period (or such earlier or later date as is permitted or required by Section 162(m) of the Code).

         10.3 Establishment of Performance Goals and Awards for Covered Officers. Prior to the completion of 25% of a Performance Period (or such earlier or later date as is permitted or required by Section 162(m) of the
Code), the Committee shall in its sole discretion, for each such Performance
Period: (a) determine and establish in writing one or more Performance Goals applicable to the Performance Period for each Covered Officer; and (b) either
(i) assign each Covered Officer a target Award expressed as a fixed number of Shares or a whole dollar amount or (ii) establish a payout table or formula for purposes of determining the Award payable to each Covered Officer. Each payout table or formula: (a) shall be in writing; (b) shall be based on a comparison of actual performance to the Performance Goals; (c) may include a "floor" which is the level of achievement of the Performance Goal in which payout begins; and (d) shall provide for an actual Award equal to or less than the Covered Officer's target Award, depending on the extent to which actual performance approached or reached the Performance Goal. Such preestablished Performance Goals and Awards must state, in terms of an objective formula or standard, the method for computing the amount of the Award payable to each Covered Officer if the Performance Goal is met. A formula or standard is objective if a third party having knowledge of the relevant performance results could calculate the amount to be paid to the Covered Officer. The Committee may establish any number of Performance Periods, Performance Goals and Awards for any Covered Officer running concurrently, in whole or in part, provided, that in so doing the Committee does not jeopardize the Company's deduction for such Awards under
Section 162(m) of the Code. The Committee may select different Performance Goals and Awards for different Covered Officers.

         10.4 Certification of Achievement of Performance Goals and Amount of Awards. After the end of each Performance Period, or such earlier date if the Performance Goals are achieved, the Committee shall certify in writing, prior to the unconditional payment of any Award, that the Performance Goals for the Performance Period and all other material terms of the Plan were satisfied and to what extent they were satisfied. The Committee shall determine the actual Award for each Covered Officer based on the payout table/formula established in
Section 10.3, as the case may be. Extraordinary Events shall either be excluded or included in determining the extent to which the corresponding Performance Goal has been achieved, whichever will produce the higher Award, provided, however, notwithstanding the attainment of specified Performance Goals, the Committee has the discretion to reduce or eliminate an Award that would otherwise be paid to any Participant, including any Covered Officer, based on the Committee's evaluation of Extraordinary Events or other factors. Without limiting the manner of computing Awards set forth in the preceding sentence, with respect to Covered Officers, the Committee may not under any circumstances increase the amount of an Award.

         10.5 Maximum Award. Any other provision of the Plan notwithstanding, the maximum aggregate Awards payable to any Participant under the Plan for any Performance Period shall not exceed three million (3,000,000) Shares, which maximum number of Shares shall be adjusted pursuant to Section 4.3.

11.      MISCELLANEOUS

         11.1 Forfeiture. Notwithstanding anything in the Plan or in any Award Agreement to the contrary, in the event of a breach of conduct by a Participant or former Participant (including, without limitation, any conduct prejudicial to or in conflict with the Company or an Affiliate), or any activity of a Participant or former Participant in competition with any of the businesses of the Company or an Affiliate, the Committee may (a) cancel any outstanding Award granted to the Participant, in whole or in part, whether or not vested, and/or
(b) if such conduct or activity occurs within one year following the exercise or payment of an Award, require the former Participant to repay to the Company any gain realized or payment received upon the exercise or payment of such Award (with such gain or repayment valued as of the date of exercise or payment). Such cancellation or repayment obligation shall be effective as of the date specified by the Committee. Any repayment obligation may be satisfied in Shares or cash or a combination thereof (based upon the Fair Market Value of the Shares on the day prior to the date of payment), and the Committee may provide for an offset to any future payments owed by the Company or Affiliate to such individual if necessary to satisfy the repayment obligation. The determination of whether any Participant or former Participant has engaged in a breach of conduct or any activity in competition with any of the businesses of the Company or an Affiliate shall be determined by the Committee in good faith and in its sole discretion.

         11.2 No Effect on Employment or Service. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment or service at any time, with or without cause. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Affiliates

(or between Affiliates) shall not be deemed a Termination of Service. Unless there is a written agreement between the Employee and the Company or an Affiliate to the contrary, employment of an Employee with the Company and its Affiliates is on an at-will basis only.

         11.3 Participation. No Employee or Consultant shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

         11.4 Indemnification. Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Award Agreement, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company's Articles of Incorporation or Code of Regulations, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

         11.5 Successors. All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business or assets of the Company.

         11.6 Beneficiary Designations. If permitted by the Committee, a Participant under the Plan may name a beneficiary or beneficiaries to whom any vested but unpaid Award shall be paid in the event of the Participant's death. Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Committee. In the absence of any such designation, any vested benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate and, subject to the terms of the Plan and of the applicable Award Agreement, any unexercised vested Award may be exercised by the administrator or executor of the Participant's estate.

         11.7 Nontransferability of Awards; Unfunded Plan. No Award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, by the laws of descent and distribution, or to the limited extent provided in Section 11.5. All rights with respect to an Award granted to a Participant shall be available during his or her lifetime only to the Participant. Notwithstanding the foregoing, to the extent provided in the applicable Award Agreement, a Participant may transfer a Nonqualified Stock Option either (a) to members of his or her immediate family (as defined in Rule 16a-1 promulgated under the 1934 Act), to one or more trusts for the benefit of such family members, or to partnerships or other entities in which such family members are the only partners or owners, provided that the Participant does not receive any consideration for the transfer, or (b) if such transfer is approved by the Committee. If such transfer is permitted under the Award Agreement, any Nonqualified Stock Option held by such transferees are subject to the same terms and conditions that applied to such Nonqualified Stock Options immediately prior to transfer based on the transferor Participant's continuing relationship with the Company. It is intended that the Plan be an "unfunded" plan for incentive compensation. The Plan does not give a Participant any interest, lien or claim against any specific asset of the Company. No Participant or beneficiary shall have any rights under this Plan other than as a general unsecured creditor of the Company.

         11.8 No Rights as Shareholder. Except to the limited extent provided in Sections 7.6 and 7.7, no Participant (nor any beneficiary) shall have any of the rights or privileges of a shareholder of the Company with respect to any Shares issuable pursuant to an Award (or exercise thereof), unless and until certificates representing such Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant (or beneficiary).

         11.9 Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant's FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

         11.10 Withholding Arrangements. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit or require a Participant to satisfy all or part of the tax withholding obligations in connection with an Award by (a) having the Company withhold otherwise deliverable Shares, or (b) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld. The amount of the withholding requirement shall be deemed to include any amount which the Committee determines, not to exceed the amount determined by using the minimum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered shall be determined as of the date that the taxes are required to be withheld.

         11.11 Deferrals. The Committee, in its sole discretion, may permit a Participant to defer receipt of the payment of cash or the delivery of Shares that would otherwise be delivered to a Participant under the Plan. Any such deferral elections shall be subject to such rules and procedures as shall be determined by the Committee in its sole discretion.

12.      AMENDMENT, TERMINATION AND DURATION

         12.1 Amendment, Suspension, or Termination. The Board, in its sole discretion, may amend or terminate the Plan, or any part thereof, at any time and for any reason. However, if and to the extent required to maintain the Plan's qualification under applicable law or stock exchange regulation, any such amendment shall be subject to shareholder approval. In addition, as required by Rule 16b-3, the provisions of Section 9 regarding the formula for determining the amount, exercise price, and timing of Nonemployee Director Options shall in no event be amended more than once every six (6) months, other than to comport with changes in the Code. The amendment, suspension, or termination of the Plan shall not, without the consent of the Participant, alter or impair any rights or obligations under any Award previously granted to such Participant. No Award may be granted during any period of suspension or after termination of the Plan.

         12.2 Duration of the Plan. The Plan shall commence on the date specified herein, and subject to Section 12.1 (regarding the Board's right to amend or terminate the Plan), shall remain in effect thereafter. However, without further shareholder approval, no Incentive Stock Option may be granted under the Plan after December 4, 2010.

13.      LEGAL CONSTRUCTION

         13.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

         13.2 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

         13.3 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

         13.4 Compliance with Rule 16b-3. Transactions under this Plan with respect to Section 16 Persons are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan, Award Agreement or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Notwithstanding any contrary provision of the Plan, if the Committee specifically determines that compliance with Rule 16b-3 no longer is required, all references in the Plan to Rule 16b-3 shall be null and void.

         13.5 Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Ohio.

         13.6 Captions. Captions are provided herein for convenience only, and shall not serve as a basis for interpretation or construction of the Plan.

                                                                      Appendix D
                          AGREEMENT AND PLAN OF MERGER


         THIS AGREEMENT AND PLAN OF MERGER (this "Agreement") is entered into as of the ______ day of September, 2002, by and among Value City Department Stores, Inc., an Ohio corporation ("Value City"), Value City Merger Sub, Inc., an Ohio corporation ("Merger Sub"), and [_____________________], an Ohio corporation ("Holdings").

                                    RECITALS

         A. This Agreement provides for the merger of Merger Sub with and into Value City (the "Merger"), which will be the surviving corporation, in accordance with General Corporate Law of the State of Ohio (the "OGCL"), upon the terms and conditions set forth herein and in accordance with the applicable provisions of the OGCL. The purpose of the Merger is to implement a holding company organizational structure under which Holdings will be the holding company for Value City's operating subsidiaries and Value City would become a direct wholly-owned subsidiary of Holdings.

         B. The respective Boards of Directors of Value City, Holdings, and Merger Sub have approved the Merger upon the terms and subject to the conditions set forth herein.

                                    AGREEMENT

         Accordingly, in consideration of the mutual promises and agreements set forth herein, and in order to set forth the terms and conditions of the Merger and the mode of carrying the same into effect, the parties hereby agree as follows:

         1.  THE MERGER.

         1.1 THE MERGER. At the Effective Time (as defined in Section 1.3 hereof), and subject to the terms and conditions of this Agreement and the OGCL, Merger Sub shall be merged with and into Value City, the separate corporate existence of Merger Sub shall thereupon cease, and Value City shall be the surviving corporation in the Merger (the "Surviving Corporation").

         1.2 SURVIVING CORPORATION. At the Effective Time, Value City shall continue its corporate existence under the laws of the State of Ohio and shall thereupon and thereafter possess all rights, privileges, powers and franchises and all property of Merger Sub and shall be subject to all debts, liabilities and duties of Merger Sub, all as provided under the OGCL. The name of the Surviving Corporation shall continue to be "Value City Department Stores, Inc."

         1.3 EFFECTIVE TIME OF THE MERGER. The Merger shall become effective and be consummated when the Surviving Corporation shall have caused to be filed a Certificate of Merger with the Secretary of State of the State of Ohio (the "Ohio Secretary of State") in accordance with the OGCL (the "Effective Time").

         1.4 ARTICLES OF INCORPORATION OF THE SURVIVING CORPORATION. The Articles of Incorporation of Merger Sub, as in effect immediately prior to the Effective Time, shall be the Articles of Incorporation of the Surviving Corporation following the Effective Time.

         1.5 CODE OF REGULATIONS OF THE SURVIVING CORPORATION. The Code of Regulations of Merger Sub, as in effect immediately prior to the Effective Time, shall be the Code of Regulations of the Surviving Corporation following the Effective Time until thereafter amended or repealed as provided therein and under the OGCL.

         1.6 DIRECTORS AND OFFICERS OF THE SURVIVING CORPORATION. The directors of Merger Sub in office immediately prior to the Effective Time shall serve as the directors of the Surviving Corporation from and after the Effective Time in accordance with the Code of Regulations of the Surviving Corporation. The officers of Merger Sub in office immediately prior to the Effective Time shall serve as the officers of the Surviving Corporation from and after the Effective time in accordance with the Code of Regulations of the Surviving Corporation.

         1.7 STATUTORY AGENT. The name and address of the agent upon whom any process, notice, or demand against any of the parties may be served is CSC - Lawyers Incorporating Service (Corporation Service Company), 50 West Broad Street, Columbus, Ohio 43215.

         2.  CONVERSION OF SECURITIES AND ASSUMPTION OF CERTAIN OBLIGATIONS.

         2.1 CONVERSION OF SECURITIES. At the Effective Time, by virtue of the Merger and without any further action on the part of Value City, Holdings, Merger Sub or the holders of any securities of the foregoing corporations:

             2.1.1 COMMON STOCK OF MERGER SUB. Each share of common stock, without par value, of Merger Sub issued and outstanding immediately prior to the Effective Time, shall be converted into one share of common stock, without par value, of the Surviving Corporation.

             2.1.2 COMMON STOCK OF VALUE CITY. Each share of common stock, without par value, of Value City ("Value City Common Stock") issued and outstanding or held in its treasury immediately prior to the Effective Time shall be converted into one share of common stock, without par value, of Holdings ("Holdings Common Stock"), and shall have the same designations, rights and powers and preferences, and the qualifications, limitations and restrictions thereof, as the Value City Common Stock being converted. Each certificate representing shares of Value City Common Stock immediately prior to the Effective Time shall be deemed to represent the same number of shares of Holdings Common Stock.

             2.1.3 COMMON STOCK OF HOLDINGS. Each share of Holdings Common Stock issued and outstanding immediately prior to the Effective Time shall automatically be cancelled and retired and shall cease to exist.

             2.1.4 VALUE CITY STOCK OPTIONS AND OTHER AWARDS. Holdings shall assume sponsorship and continue all the rights and obligations of Value City under the 1991 Stock Option Plan, the Non-Employee Director Stock Option Plan, the 2000 Stock Incentive Plan, the 401(k) Plan and all other stock option and employee benefit plans and agreements of Value City (collectively, the "Plans"). The outstanding options and other awards assumed by Holdings shall be exercisable upon the same terms and conditions as under the Plans immediately prior to the Effective Time, except that, upon the exercise of each such option or award, shares of Holdings Common Stock shall be issuable in lieu of each share of Value City Common Stock issuable upon the exercise thereof immediately prior to the Effective Time.

             2.1.5 SUCCESSOR ISSUER. It is the intent of the parties hereto that Holdings, as of the Effective Time, be deemed a "successor issuer" for purposes of continuing offerings under the Securities Exchange Act of 1933, as amended.

         2.2 EXCHANGE OF CERTIFICATES. Each holder of a certificate formerly representing shares of Value City Common Stock shall be required to surrender such certificate to Value City's transfer agent ("Transfer Agent"), along with a properly completed transmittal letter in order to receive a certificate or certificates of Holdings representing the number of shares of Holdings common stock into which the shares of Value City Common Stock previously represented by such Value City certificate have been converted pursuant to this Agreement. A letter of transmittal will be mailed by the Transfer Agent to each former shareholder of Value City as soon as reasonably practicable after the Effective Time. Until surrendered and exchanged in accordance with this Section 2.2 or in the ordinary course, each certificate representing Value City Common Stock shall be deemed and treated for all corporate purposes at any time after the Effective Time to evidence the ownership of the number of shares of Holdings into which such shares of Value City were converted pursuant to Section 2.1.2 herein.

         2.3 VALUE CITY STOCK TRANSFER BOOKS. At the Effective Time, the stock transfer books for the shares of Value City Common Stock which will be converted to Holdings Common Stock pursuant to Section 2.1 hereof shall be deemed closed, and no transfer of such shares shall thereafter be made or consummated.

         2.4 OTHER AGREEMENTS. At the Effective Time, Holdings shall assume any obligation of Value City to deliver or make available shares of Value City Common Stock under any agreement, including but not limited to, all warrants and option agreements, or employee benefit plan not specifically referred to in this
Section 2 to which Value City or any of its subsidiaries is a party. Any reference to Value City Common Stock under any such agreement or employee benefit plan shall be deemed to be a reference to Holdings Common Stock and one share of Holdings Common Stock shall be issuable in lieu of each share of Value City Common Stock required to be issued by any such agreement or employee benefit plan, subject to subsequent adjustment as provided in any such agreement or employee benefit plan.

         3.  MISCELLANEOUS.

         3.1 AMENDMENT. At any time prior to the Effective Time, the parties hereto may, to the extent permitted by the OGCL, by written agreement amend, modify or supplement any provision of this Agreement.

         3.2 TERMINATION. This Agreement may be terminated and the Merger abandoned by the Board of Directors or duly authorized committees thereof of Value City at any time prior to the filing of the Certificate of Merger with the Ohio Secretary of State. Upon termination provided herein, this Agreement shall become void and there shall be no further obligations or liability on the part of any party hereto or their respective shareholders, officers or directors.

         3.3 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio, without reference to Ohio's choice of law rules.

         3.4 HEADINGS. The headings set forth herein are for convenience only and shall not be used in interpreting the text of the section in which they appear.

         3.5 COUNTERPARTS. This Agreement may be executed in one or more counterparts which together shall constitute a single agreement.

         3.6 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, between the parties with respect thereto.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written by their respective officers thereunto duly authorized.


                                  VALUE CITY DEPARTMENT STORES, INC.


                                  ____________________________________________
                                  Name:
                                  Title: President and Chief Executive Officer


                                  VALUE CITY MERGER SUB, INC.


                                  ____________________________________________
                                  Name:
                                  Title: President and Chief Executive Officer


                                  [___________________________]


                                  ____________________________________________
                                  Name:
                                  Title: President and Chief Executive Officer

                                                                      APPENDIX E


                                OHIO REVISED CODE
                     TITLE XVII. CORPORATIONS--PARTNERSHIPS
                      CHAPTER 1701. GENERAL CORPORATION LAW
                            MERGER AND CONSOLIDATION

     Section 1701.85. Relief For Dissenting Shareholders; Qualifications; Procedures.---(A)(1) A shareholder of a domestic corporation is entitled to relief as a dissenting shareholder in respect of the proposals described in sections 1701.74, 1701.76, and 1701.84 of the Revised Code, only in compliance with this section.

      (2) If the proposal must be submitted to the shareholders of the corporation involved, the dissenting shareholder shall be a record holder of the shares of the corporation as to which he seeks relief as of the date fixed for the determination of shareholders entitled to notice of a meeting of the shareholders at which the proposal is to be submitted, and such shares shall not have been voted in favor of the proposal. Not later than ten days after the date on which the vote on the proposal was taken at the meeting of the shareholders, the dissenting shareholder shall deliver to the corporation a written demand for payment to him of the fair cash value of the shares as to which he seeks relief, which demand shall state his address, the number and class of such shares, and the amount claimed by him as the fair cash value of the shares.

      (3) The dissenting shareholder entitled to relief under division (C) of section 1701.84 of the Revised Code in the case of a merger pursuant to section 1701.80 of the Revised Code and a dissenting shareholder entitled to relief under division (E) of section 1701.84 of the Revised Code in the case of a merger pursuant to section 1701.801 of the Revised Code shall be a record holder of the shares of the corporation as to which he seeks relief as of the date on which the agreement of merger was adopted by the directors of that corporation. Within twenty days after he has been sent the notice provided in section 1701.80 or 1701.801 of the Revised Code, the dissenting shareholder shall deliver to the corporation a written demand for payment with the same information as that provided for in division (A)(2) of this section.

      (4) In the case of a merger or consolidation, a demand served on the constituent corporation involved constitutes service on the surviving or the new entity, whether the demand is served before, on, or after the effective date of the merger or consolidation.

      (5) If the corporation sends to the dissenting shareholder, at the address specified in his demand, a request for the certificates representing the shares as to which he seeks relief, the dissenting shareholder, within fifteen days from the date of the sending of such request, shall deliver to the corporation the certificates requested so that the corporation may forthwith endorse on them a legend to the effect that demand for the fair cash value of such shares has been made. The corporation promptly shall return such endorsed certificates to the dissenting shareholder. A dissenting shareholder's failure to deliver such certificates terminates his rights as a dissenting shareholder, at the option of the corporation, exercised by written notice sent to the dissenting shareholder within twenty days after the lapse of the fifteen-day period, unless a court for good cause shown otherwise directs. If shares represented by a certificate on which such a legend has been endorsed are transferred, each new certificate issued for them shall bear a similar legend, together with the name of the original dissenting holder of such shares. Upon receiving a demand for payment from a dissenting shareholder who is the record holder of uncertificated securities, the corporation shall make an appropriate notation of the demand for payment in its shareholder records. If uncertificated shares for which payment has been demanded are to be transferred, any new certificate issued for the shares shall bear the legend required for certificated securities as provided in this paragraph. A transferee of the shares so endorsed, or of uncertificated securities where such notation has been made, acquires only such rights in the corporation as the original dissenting holder of such shares had immediately after the service of a demand for payment of the fair cash value of the shares. A request under this paragraph by the corporation is not an admission by the corporation that the shareholder is entitled to relief under this section.

      (B) Unless the corporation and the dissenting shareholder have come to an agreement on the fair cash value per share of the shares as to which the dissenting shareholder seeks relief, the dissenting shareholder or the corporation, which in case of a merger or consolidation may be the surviving or new entity, within three months after the service of the demand by the dissenting shareholder, may file a complaint in the court of common pleas of the county in which the principal office of the corporation that issued the shares is located or was located when the proposal was adopted by the shareholders of the corporation, or, if the proposal was not required to be submitted to the shareholders, was approved by the directors. Other dissenting shareholders, within that three-month period, may join as plaintiffs or may be joined as defendants in any such proceeding, and any two or more such proceedings may be consolidated. The complaint shall contain a brief statement of the facts, including the vote and the facts entitling the dissenting shareholder to the relief demanded. No answer to such a complaint is required. Upon the filing of such a complaint, the court, on motion of the petitioner, shall enter an order fixing a date for a hearing on the complaint and requiring that a copy of the complaint and a notice of the filing and of the date for hearing be given to the respondent or defendant in the manner in which summons is required to be served or substituted service is required to be made in other cases. On the day fixed for the hearing on the complaint or any adjournment of it, the court shall determine from the complaint and from such evidence as is submitted by either party whether the dissenting shareholder is entitled to be paid the fair cash value of any shares and, if so, the number and class of such shares. If the court finds that the dissenting shareholder is so entitled, the court may appoint one or more persons as appraisers to receive evidence and to recommend a decision on the amount of the fair cash value. The appraisers have such power and authority as is specified in the order of their appointment. The court thereupon shall make a finding as to the fair cash value of a share and shall render judgment against the corporation for the payment of it, with interest at such rate and from such date as the court considers equitable. The costs of the proceeding, including reasonable compensation to the appraisers to be fixed by the court, shall be assessed or apportioned as the court considers equitable. The proceeding is a special proceeding and final orders in it may be vacated, modified, or reversed on appeal pursuant to the Rules of Appellate Procedure and, to the extent not in conflict with those rules, Chapter 2505. of the Revised Code. If, during the pendency of any proceeding instituted under this section, a suit or proceeding is or has been instituted to enjoin or otherwise to prevent the carrying out of the action as to which the shareholder has dissented, the proceeding instituted under this section shall be stayed until the final determination of the other suit or proceeding. Unless any provision in division (D) of this section is applicable, the fair cash value of the shares that is agreed upon by the parties or fixed under this section shall be paid within thirty days after the date of final determination of such value under this division, the effective date of the amendment to the articles, or the consummation of the other action involved, whichever occurs last. Upon the occurrence of the last such event, payment shall be made immediately to a holder of uncertificated securities entitled to such payment. In the case of holders of shares represented by certificates, payment shall be made only upon and simultaneously with the surrender to the corporation of the certificates representing the shares for which the payment is made.

       (C) If the proposal was required to be submitted to the shareholders of the corporation, fair cash value as to those shareholders shall be determined as of the day prior to the day on which the vote by the shareholders was taken and, in the case of a merger pursuant to section 1701.80 or 1701.801 of the Revised Code, fair cash value as to shareholders of a constituent subsidiary corporation shall be determined as of the day before the adoption of the agreement of merger by the directors of the particular subsidiary corporation. The fair cash value of a share for the purposes of this section is the amount that a willing seller who is under no compulsion to sell would be willing to accept and that a willing buyer who is under no compulsion to purchase would be willing to pay, but in no event shall the fair cash value of a share exceed the amount specified in the demand of the particular shareholder. In computing such fair cash value, any appreciation or depreciation in market value resulting from the proposal submitted to the directors or to the shareholders shall be excluded.

      (D)(1) The right and obligation of a dissenting shareholder to receive such fair cash value and to sell such shares as to which he seeks relief, and the right and obligation of the corporation to purchase such shares and to pay the fair cash value of them terminates if any of the following applies:

      (a) The dissenting shareholder has not complied with this section, unless the corporation by its directors waives such failure;

      (b) The corporation abandons the action involved or is finally enjoined or prevented from carrying it out, or the shareholders rescind their adoption of the action involved;

      (c) The dissenting shareholder withdraws his demand, with the consent of the corporation by its directors;

      (d) The corporation and the dissenting shareholder have not come to an agreement as to the fair cash value per share, and neither the shareholder nor the corporation has filed or joined in a complaint under division (B) of this section within the period provided in that division.

      (2) For purposes of division (D)(1) of this section, if the merger or consolidation has become effective and the surviving or new entity is not a corporation, action required to be taken by the directors of the corporation shall be taken by the general partners of a surviving or new partnership or the comparable representatives of any other surviving or new entity.

      (E) From the time of the dissenting shareholder's giving of the demand until either the termination of the rights and obligations arising from it or the purchase of the shares by the corporation, all other rights accruing from such shares, including voting and dividend or distribution rights, are suspended. If during the suspension, any dividend or distribution is paid in money upon shares of such class or any dividend, distribution, or interest is paid in money upon any securities issued in extinguishment of or in substitution for such shares, an amount equal to the dividend, distribution, or interest which, except for the suspension, would have been payable upon such shares or securities, shall be paid to the holder of record as a credit upon the fair cash value of the shares. If the right to receive fair cash value is terminated other than by the purchase of the shares by the corporation, all rights of the holder shall be restored and all distributions which, except for the suspension, would have been made shall be made to the holder of record of the shares at the time of termination.

                       VALUE CITY DEPARTMENT STORES, INC.
                   3241 WESTERVILLE ROAD, COLUMBUS, OHIO 43224

                 ----------------------------------------------

           PROXY FOR ANNUAL MEETING OF SHAREHOLDERS - AUGUST 29, 2001

         The undersigned shareholder of Value City Department Stores, Inc. (the "Company") hereby appoints John C. Rossler, James A. McGrady and Robert J. Tannous, or any one of them, as attorneys and proxies with full power of substitution to each, to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the Radisson Airport Hotel located at 1375 Cassady Avenue, Columbus, Ohio, on Thursday, September 26, 2002, at 9:30 a.m. local time, and at any adjournment or adjournments thereof, with all of the powers such undersigned shareholder would have if personally present, for the following purposes:

         1.    Election of the following Directors:

                      Henry L. Aaron                     William Fields
                      Roger D. Blackwell                 Marvin W. Goldstein
                      Ari Deshe                          Jay L. Schottenstein
                      Jon P. Diamond                     Harvey L. Sonnenberg
                      Elizabeth M. Eveillard             James L. Weisman

                      [  ]  FOR
                      [  ]  WITHHOLD AUTHORITY FOR EACH NOMINEE

                  (INSTRUCTION: TO WITHHOLD AUTHORITY FOR A SPECIFIC NOMINEE, WRITE THAT NOMINEE'S NAME HERE:
                                                 ------------------------------

         2. To approve the issuance of warrants to purchase shares of the Company's common stock, initially exercisable for up to 2,954,793 shares of common stock and the issuance of shares of common stock issuable pursuant to the anti-dilution and other provisions of the warrants.

                      [  ]  FOR
                      [  ]  AGAINST
                      [  ]  ABSTAIN

         3. To approve the issuance of shares of the Company's common stock in excess of 6,720,042 shares as interest on and upon conversion of amounts outstanding thereunder as well as any additional shares of common stock issuable pursuant to the terms of the Amended and Restated Senior Convertible Loan Agreement.

                      [  ]  FOR
                      [  ]  AGAINST
                      [  ]  ABSTAIN

         4. To amend the Company's 2000 Stock Incentive Plan to increase the number of shares that may be issued thereunder from 3,000,000 to 13,000,000 and to increase the number of shares that may be awarded to an individual in any performance period from 2,500,000 to 3,000,000.

                      [  ]  FOR
                      [  ]  AGAINST
                      [  ]  ABSTAIN

         5. To approve the merger of a subsidiary of the Company with and into the Company in order to create a holding company structure.

                      [  ]  FOR
                      [  ]  AGAINST
                      [  ]  ABSTAIN

         6. To transact any other business which may properly come before the annual meeting or any adjournment thereof.

     (Continued and to be signed on other side.)(Continued from other side.)

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, 5 AND 6.

         The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders, dated August ___, 2002, and the proxy statement of the Company furnished therewith. Any proxy heretofore given to vote said shares is hereby revoked.

         PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IN THE ENCLOSED ENVELOPE.



                            Dated:                                     , 2002
                                   ------------------------------------

                                   ------------------------------------

                                   ------------------------------------
                                               (Signature)

                                   ------------------------------------
                                               (Signature)

                                   SIGNATURE(S) SHALL AGREE WITH THE NAME(S)
                                   PRINTED ON THIS PROXY. IF SHARES ARE
                                   REGISTERED IN TWO NAMES, BOTH STOCKHOLDERS
                                   SHOULD SIGN THIS PROXY. IF SIGNING AS
                                   ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH.


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS